SEC. File Nos. 333-178936

811-22656

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 32

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 34

AMERICAN FUNDS PORTFOLIO SERIES

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Courtney R. Taylor, Secretary

American Funds Portfolio Series

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on January 1, 2026, pursuant to paragraph (b) of Rule 485.

American Funds® Portfolio Series Prospectus January 1, 2026

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2
American Funds® Global Growth Portfolio	PGGAX	GGPCX	TPGGX	PGGFX	PGWFX	PGXFX	CPGAX	CPGCX	CGGEX	TGPPX	CGGFX	FGGPX
American Funds® Growth Portfolio	GWPAX	GWPCX	TGGPX	GWPFX	GWPEX	GWPDX	CGPAX	CGPCX	CGPEX	TPGTX	CGPFX	FGPGX
American Funds® Growth and Income Portfolio	GAIOX	GAITX	TGXIX	GAIFX	GAIEX	GAIHX	CGNAX	CGNCX	CGNEX	TGGGX	CGNFX	FGGIX
American Funds® Moderate Growth and Income Portfolio	BLPAX	BLPCX	TBBPX	BLPFX	BLPEX	BLPDX	CBAAX	CBPCX	CBAEX	TBPBX	CBAFX	FBBPX
American Funds® Conservative Growth and Income Portfolio	INPAX	INPCX	TTPPX	INPFX	INPEX	INPDX	CIPAX	CIPCX	CIPEX	TPTPX	CIPFX	FTPPX
American Funds® Tax-Aware Conservative Growth and Income Portfolio	TAIAX	TAICX	TATAX	TAIFX	TXIFX	TYIFX	N/A	N/A	N/A	N/A	N/A	N/A
American Funds® Preservation Portfolio	PPVAX	PPVCX	TPPPX	PPVFX	PPEFX	PPFFX	CPPAX	CPPCX	CPPEX	TPAPX	CPPFX	FPPPX
American Funds® Tax-Exempt Preservation Portfolio	TEPAX	TEPCX	TTEPX	TEPFX	TXEFX	TYEFX	N/A	N/A	N/A	N/A	N/A	N/A
Class	529-F-3	ABLE-A	ABLE-F-2	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
American Funds Global Growth Portfolio	FGPPX	CGGGX	CGHGX	RGGAX	RGGBX	REBGX	RGLCX	RGGEX	RGTFX	RGGFX	RGGGX
American Funds Growth Portfolio	FPGGX	CGQGX	CGRGX	RGWAX	RGWBX	RBGEX	RGPCX	RGWEX	RGSFX	RGWFX	RGWGX
American Funds Growth and Income Portfolio	FGIIX	CGNGX	CGLGX	RGNAX	RGNBX	RBEGX	RAICX	RGNEX	RGQFX	RGNFX	RGNGX
American Funds Moderate Growth and Income Portfolio	FPPBX	CBAGX	CBBGX	RBAAX	RBABX	RBBEX	RBACX	RBAEX	RGPFX	RBAFX	RBAGX
American Funds Conservative Growth and Income Portfolio	FPTPX	CIPGX	CIQGX	RNCAX	RINBX	RNBEX	RNCCX	RINEX	RGOFX	RINFX	RINGX
American Funds Tax- Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	FFPPX	CPPGX	CPQGX	RPPVX	RPPBX	RPBEX	RPPCX	RPPEX	RGMFX	RPPFX	RPPGX
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Table of contents

Summaries:

American Funds Global Growth Portfolio 1

American Funds Growth Portfolio 7

American Funds Growth and Income Portfolio 13

American Funds Moderate Growth and Income Portfolio 19

American Funds Conservative Growth and Income Portfolio 25

American Funds Tax-Aware Conservative Growth and Income Portfolio 31

American Funds Preservation Portfolio 37

American Funds Tax-Exempt Preservation Portfolio 44

Investment objectives, strategies and risks 50

Information regarding the underlying funds 60

Management and organization 72

Shareholder information 74

Purchase, exchange and sale of shares 75

How to sell shares 79

Distributions and taxes 81

Choosing a share class 82

Sales charges 83

Sales charge reductions and waivers 87

Rollovers from retirement plans to IRAs 91

Plans of distribution 92

Other compensation to dealers 92

Fund expenses 94

Financial highlights 95

Appendix 115

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Funds Global Growth Portfolio

Investment objective The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A and ABLE-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	0.23%	1.00%
Other expenses	0.10	0.11	0.10	0.12	0.11%	0.01%	0.15	0.15
Acquired (underlying) fund fees and expenses	0.44	0.44	0.44	0.44	0.44	0.44	0.44	0.44
Total annual fund operating expenses	0.78	1.55	0.79	0.81	0.55	0.45	0.82	1.59

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2	R-1
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.19%	none	1.00%
Other expenses	0.13	0.15	0.17	0.12%	0.06%	0.11	0.11%	0.08
Acquired (underlying) fund fees and expenses	0.44	0.44	0.44	0.44	0.44	0.44	0.44	0.44
Total annual fund operating expenses	1.07	0.84	0.86	0.56	0.50	0.74	0.55	1.52
Fee waiver	—	—	—	—	—	0.05[2]	0.05[2]	—
Total annual fund operating expenses after fee waiver	1.07	0.84	0.86	0.56	0.50	0.69	0.50	1.52

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.34	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.44	0.44	0.44	0.44	0.44	0.44	0.44
Total annual fund operating expenses	1.53	1.25	1.09	0.79	0.59	0.50	0.45

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Commonwealth Savers Plan, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2027. Subject to the terms of its contractual arrangement with the investment adviser, Commonwealth Savers Plan may elect to extend, modify or terminate the waiver at that time.

1     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$650	$258	$329	$83	$56	$46	$431	$262	$109	$334	$88	$57	$51	$418	$51
3 years	810	490	496	259	176	144	603	502	340	511	274	179	160	573	171
5 years	983	845	678	450	307	252	789	866	590	704	477	313	280	742	302
10 years	1,486	1,638	1,203	1,002	689	567	1,328	1,404	1,306	1,261	1,061	701	628	1,232	684

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$155	$156	$127	$111	$81	$60	$51	$46		1 year	$158	$162
3 years	480	483	397	347	252	189	160	144		3 years	490	502
5 years	829	834	686	601	439	329	280	252		5 years	845	866
10 years	1,813	1,824	1,511	1,329	978	738	628	567		10 years	1,638	1,404

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

The fund will typically have significant exposure to issuers domiciled outside the United States. The fund will seek to invest at least 25% of its net assets in underlying funds that invest significantly (under normal market conditions, at least 40%) in issuers domiciled outside the United States. The fund will have exposure to issuers domiciled in at least three different countries. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital. The fund may also invest in underlying funds that hold bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     2

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

3     American Funds Portfolio Series / Prospectus

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus     4

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	15.14%	9.07%	9.30%	10.86%
— After taxes on distributions		14.05	8.20	8.27	N/A
— After taxes on distributions and sale of fund shares		9.91	7.11	7.40	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	8.28%	7.52%	8.40%	10.08%
C	5/18/2012	12.99	7.97	8.39	10.07
F-1	5/18/2012	14.82	8.79	9.02	10.58
F-3	1/27/2017	15.24	9.18	N/A	10.69
529-A (with maximum sales charge)	5/18/2012	10.83	7.98	8.61	10.25
529-C	5/18/2012	12.95	7.93	8.57	10.20
529-E	5/18/2012	14.58	8.51	8.75	10.30
529-F-1	5/18/2012	15.02	8.98	9.23	10.78
529-F-2	10/30/2020	15.12	N/A	N/A	9.22
529-F-3	10/30/2020	15.15	N/A	N/A	9.28
ABLE-A	7/13/2018	10.97	8.15	N/A	8.02
ABLE-F-2	10/30/2020	15.18	N/A	N/A	9.30
R-1	5/18/2012	14.05	8.08	8.29	9.82
R-2	5/18/2012	14.00	8.00	8.24	9.78
R-2E	8/29/2014	14.31	8.31	8.66	8.10
R-3	5/18/2012	14.52	8.48	8.72	10.26
R-4	5/18/2012	14.88	8.81	9.06	10.61
R-5E	11/20/2015	15.08	9.03	N/A	9.85
R-5	5/18/2012	15.15	9.13	9.37	10.92
R-6	5/18/2012	15.28	9.18	9.43	10.96

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
MSCI® All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	17.49%	10.06%	9.23%	10.61%

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

5     American Funds Portfolio Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus     6

American Funds Growth Portfolio

Investment objective The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A and ABLE-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	0.24%	1.00%
Other expenses	0.09	0.10	0.09	0.12	0.10%	0.01%	0.14	0.14
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.71	1.47	0.71	0.74	0.47	0.38	0.75	1.51

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2	R-1
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.20%	none	1.00%
Other expenses	0.12	0.14	0.17	0.12%	0.06%	0.10	0.10%	0.10
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.99	0.76	0.79	0.49	0.43	0.67	0.47	1.47
Fee waiver	—	—	—	—	—	0.05[2]	0.05[2]	—
Total annual fund operating expenses after fee waiver	0.99	0.76	0.79	0.49	0.43	0.62	0.42	1.47

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.34	0.21	0.14	0.09	0.14%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	1.46	1.18	1.01	0.71	0.51	0.43	0.38

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Commonwealth Savers Plan, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2027. Subject to the terms of its contractual arrangement with the investment adviser, Commonwealth Savers Plan may elect to extend, modify or terminate the waiver at that time.

7     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$643	$250	$321	$76	$48	$39	$424	$254	$101	$326	$81	$50	$44	$411	$43
3 years	789	465	471	237	151	122	581	477	315	487	252	157	138	552	146
5 years	947	803	635	411	263	213	752	824	547	662	439	274	241	705	258
10 years	1,407	1,551	1,110	918	591	480	1,248	1,319	1,213	1,169	978	616	542	1,151	587

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$150	$149	$120	$103	$73	$52	$44	$39		1 year	$150	$154
3 years	465	462	375	322	227	164	138	122		3 years	465	477
5 years	803	797	649	558	395	285	241	213		5 years	803	824
10 years	1,757	1,746	1,432	1,236	883	640	542	480		10 years	1,551	1,319

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     8

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

9     American Funds Portfolio Series / Prospectus

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus     10

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	20.48%	11.25%	10.82%	12.48%
— After taxes on distributions		18.89	10.00	9.57	N/A
— After taxes on distributions and sale of fund shares		13.33	8.76	8.60	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	13.33%	9.65%	9.90%	11.70%
C	5/18/2012	18.32	10.14	9.89	11.67
F-1	5/18/2012	20.14	10.94	10.52	12.19
F-3	1/27/2017	20.60	11.35	N/A	12.04
529-A (with maximum sales charge)	5/18/2012	15.94	10.13	10.11	11.85
529-C	5/18/2012	18.27	10.08	10.07	11.81
529-E	5/18/2012	19.91	10.68	10.25	11.90
529-F-1	5/18/2012	20.42	11.16	10.74	12.40
529-F-2	10/30/2020	20.47	N/A	N/A	11.90
529-F-3	10/30/2020	20.55	N/A	N/A	11.97
ABLE-A	7/13/2018	16.08	10.29	N/A	9.67
ABLE-F-2	10/30/2020	20.53	N/A	N/A	12.00
R-1	5/18/2012	19.31	10.14	9.72	11.38
R-2	5/18/2012	19.34	10.16	9.73	11.39
R-2E	8/29/2014	19.64	10.46	10.09	9.67
R-3	5/18/2012	19.84	10.64	10.21	11.87
R-4	5/18/2012	20.17	10.97	10.55	12.22
R-5E	11/20/2015	20.47	11.19	N/A	11.42
R-5	5/18/2012	20.53	11.29	10.87	12.54
R-6	5/18/2012	20.61	11.34	10.93	12.59

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	13.10%	14.88%
MSCI® All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	4.10	4.80	6.10

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

11     American Funds Portfolio Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus     12

American Funds Growth and Income Portfolio

Investment objective The fund’s investment objective is to provide long-term growth of capital while providing current income.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A and ABLE-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	0.24%	1.00%
Other expenses	0.06	0.06	0.06	0.12	0.11%	0.01%	0.11	0.11
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.65	1.39	0.64	0.70	0.44	0.34	0.68	1.44

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2	R-1
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.20%	none	1.00%
Other expenses	0.09	0.11	0.17	0.10%	0.06%	0.08	0.08%	0.09
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.92	0.69	0.75	0.43	0.39	0.61	0.41	1.42
Fee waiver	—	—	—	—	—	0.05[2]	0.05[2]	—
Total annual fund operating expenses after fee waiver	0.92	0.69	0.75	0.43	0.39	0.56	0.36	1.42

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.32	0.21	0.15	0.09	0.15%	0.07%	0.01%
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	1.40	1.14	0.98	0.67	0.48	0.40	0.34

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Commonwealth Savers Plan, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2027. Subject to the terms of its contractual arrangement with the investment adviser, Commonwealth Savers Plan may elect to extend, modify or terminate the waiver at that time.

13     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$638	$242	$314	$72	$45	$35	$417	$247	$94	$319	$77	$44	$40	$405	$37
3 years	771	440	450	224	141	109	560	456	293	465	240	138	125	534	127
5 years	916	761	598	390	246	191	715	787	509	625	417	241	219	674	225
10 years	1,339	1,466	1,028	871	555	431	1,167	1,238	1,131	1,087	930	542	493	1,081	513

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$145	$143	$116	$100	$68	$49	$41	$35		1 year	$142	$147
3 years	449	443	362	312	214	154	128	109		3 years	440	456
5 years	776	766	628	542	373	269	224	191		5 years	761	787
10 years	1,702	1,680	1,386	1,201	835	604	505	431		10 years	1,466	1,238

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will predominately consist of equity funds in the growth, growth-and-income, equity-income and balanced categories. However, the fund may also invest in fixed income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to investments outside the United States, including in emerging markets. The investment adviser believes that exposure to investments outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital while providing current income. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     14

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

15     American Funds Portfolio Series / Prospectus

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus     16

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	14.85%	9.40%	8.75%	10.12%
— After taxes on distributions		13.45	8.12	7.50	N/A
— After taxes on distributions and sale of fund shares		9.65	7.22	6.83	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	8.00%	7.86%	7.87%	9.36%
C	5/18/2012	12.76	8.35	7.86	9.34
F-1	5/18/2012	14.58	9.11	8.47	9.84
F-3	1/27/2017	14.98	9.51	N/A	9.86
529-A (with maximum sales charge)	5/18/2012	10.55	8.34	8.07	9.51
529-C	5/18/2012	12.67	8.29	8.04	9.48
529-E	5/18/2012	14.31	8.87	8.21	9.56
529-F-1	5/18/2012	14.79	9.33	8.68	10.04
529-F-2	10/30/2020	14.88	N/A	N/A	10.76
529-F-3	10/30/2020	14.87	N/A	N/A	10.81
ABLE-A	7/13/2018	10.72	8.49	N/A	8.23
ABLE-F-2	10/30/2020	15.00	N/A	N/A	10.86
R-1	5/18/2012	13.76	8.33	7.68	9.04
R-2	5/18/2012	13.76	8.35	7.70	9.05
R-2E	8/29/2014	14.00	8.64	8.05	7.69
R-3	5/18/2012	14.28	8.82	8.17	9.52
R-4	5/18/2012	14.61	9.15	8.49	9.87
R-5E	11/20/2015	14.86	9.36	N/A	9.47
R-5	5/18/2012	14.92	9.45	8.81	10.17
R-6	5/18/2012	14.95	9.52	8.87	10.22

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	13.10%	14.88%
Bloomberg Global Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–1.69	–1.96	0.15	0.19
MSCI® All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	4.10	4.80	6.10

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

17     American Funds Portfolio Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus     18

American Funds Moderate Growth and Income Portfolio

Investment objectives The fund’s investment objectives are to provide current income and long-term growth of capital and income.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A and ABLE-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	0.24%	1.00%
Other expenses	0.05	0.05	0.05	0.11	0.11%	0.01%	0.10	0.10
Acquired (underlying) fund fees and expenses	0.34	0.34	0.34	0.34	0.34	0.34	0.34	0.34
Total annual fund operating expenses	0.65	1.39	0.64	0.70	0.45	0.35	0.68	1.44

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2	R-1
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.22%	none	1.00%
Other expenses	0.09	0.10	0.16	0.10%	0.06%	0.08	0.08%	0.07
Acquired (underlying) fund fees and expenses	0.34	0.34	0.34	0.34	0.34	0.34	0.34	0.34
Total annual fund operating expenses	0.93	0.69	0.75	0.44	0.40	0.64	0.42	1.41
Fee waiver	—	—	—	—	—	0.05[2]	0.05[2]	—
Total annual fund operating expenses after fee waiver	0.93	0.69	0.75	0.44	0.40	0.59	0.37	1.41

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.34	0.21	0.14	0.09	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.34	0.34	0.34	0.34	0.34	0.34	0.34
Total annual fund operating expenses	1.43	1.15	0.98	0.68	0.49	0.40	0.35

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Commonwealth Savers Plan, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2027. Subject to the terms of its contractual arrangement with the investment adviser, Commonwealth Savers Plan may elect to extend, modify or terminate the waiver at that time.

19     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$638	$242	$314	$72	$46	$36	$417	$247	$95	$319	$77	$45	$41	$408	$38
3 years	771	440	450	224	144	113	560	456	296	465	240	141	128	543	130
5 years	916	761	598	390	252	197	715	787	515	625	417	246	224	689	230
10 years	1,339	1,466	1,028	871	567	443	1,167	1,238	1,143	1,087	930	555	505	1,116	525

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$144	$146	$117	$100	$69	$50	$41	$36		1 year	$142	$147
3 years	446	452	365	312	218	157	128	113		3 years	440	456
5 years	771	782	633	542	379	274	224	197		5 years	761	787
10 years	1,691	1,713	1,398	1,201	847	616	505	443		10 years	1,466	1,238

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds may include growth, growth-and-income, equity-income, balanced and fixed income funds.

Normally through its investments in the underlying funds, the fund will maintain at least 45% of the value of its net assets in common stocks and other equity investments and at least 25% of the value of its net assets in bonds and other debt securities (including money market instruments).

The fund will have exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to investments outside the United States, including in emerging markets. The investment adviser believes that exposure to investments outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income and long-term growth of capital and income. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     20

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

21     American Funds Portfolio Series / Prospectus

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus     22

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	11.53%	7.36%	7.42%	8.73%
— After taxes on distributions		10.38	6.24	6.36	N/A
— After taxes on distributions and sale of fund shares		7.36	5.58	5.75	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	4.94%	5.87%	6.55%	7.98%
C	5/18/2012	9.50	6.35	6.55	7.97
F-1	5/18/2012	11.26	7.09	7.14	8.45
F-3	1/27/2017	11.66	7.47	N/A	8.27
529-A (with maximum sales charge)	5/18/2012	7.39	6.36	6.76	8.13
529-C	5/18/2012	9.47	6.29	6.73	8.10
529-E	5/18/2012	11.04	6.86	6.89	8.18
529-F-1	5/18/2012	11.53	7.32	7.36	8.67
529-F-2	10/30/2020	11.56	N/A	N/A	8.48
529-F-3	10/30/2020	11.60	N/A	N/A	8.53
ABLE-A	7/13/2018	7.49	6.45	N/A	6.77
ABLE-F-2	10/30/2020	11.68	N/A	N/A	8.58
R-1	5/18/2012	10.53	6.33	6.36	7.67
R-2	5/18/2012	10.50	6.33	6.37	7.68
R-2E	8/29/2014	10.75	6.62	6.73	6.56
R-3	5/18/2012	10.93	6.79	6.84	8.14
R-4	5/18/2012	11.29	7.11	7.16	8.47
R-5E	11/20/2015	11.50	7.31	N/A	7.83
R-5	5/18/2012	11.64	7.42	7.47	8.78
R-6	5/18/2012	11.69	7.47	7.53	8.83

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	13.10%	14.88%
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25	–0.33	1.35	1.54
MSCI® All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	4.10	4.80	6.10

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

23     American Funds Portfolio Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus     24

American Funds Conservative Growth and Income Portfolio

Investment objective The fund’s investment objective is to provide current income and, secondarily, long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A and ABLE-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.27%	1.00%	0.25%	0.25%	none	none	0.23%	1.00%
Other expenses	0.05	0.05	0.05	0.11	0.11%	0.01%	0.10	0.10
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	0.62	1.35	0.60	0.66	0.41	0.31	0.63	1.40

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2	R-1
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.21%	none	1.00%
Other expenses	0.08	0.10	0.16	0.10%	0.06%	0.08	0.08%	0.07
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	0.88	0.65	0.71	0.40	0.36	0.59	0.38	1.37
Fee waiver	—	—	—	—	—	0.05[2]	0.05[2]	—
Total annual fund operating expenses after fee waiver	0.88	0.65	0.71	0.40	0.36	0.54	0.33	1.37

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.34	0.19	0.14	0.09	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	1.39	1.09	0.94	0.64	0.46	0.36	0.31

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Commonwealth Savers Plan, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2027. Subject to the terms of its contractual arrangement with the investment adviser, Commonwealth Savers Plan may elect to extend, modify or terminate the waiver at that time.

25     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$635	$237	$310	$67	$42	$32	$412	$243	$90	$315	$73	$41	$37	$403	$34
3 years	762	428	437	211	132	100	545	443	281	453	227	128	116	528	117
5 years	901	739	576	368	230	174	689	766	488	603	395	224	202	663	208
10 years	1,305	1,423	981	822	518	393	1,109	1,185	1,084	1,040	883	505	456	1,057	476

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$139	$142	$111	$96	$65	$47	$37	$32		1 year	$137	$143
3 years	434	440	347	300	205	148	116	100		3 years	428	443
5 years	750	761	601	520	357	258	202	174		5 years	739	766
10 years	1,646	1,669	1,329	1,155	798	579	456	393		10 years	1,423	1,185

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will typically seek to generate income from their investments and may include growth-and-income, equity-income, balanced and fixed income funds.

Through its investments in the underlying funds, the fund will have significant exposure to dividend-paying stocks. The fund will seek exposure to investments outside the United States, including in emerging markets. The investment adviser believes that exposure to investments outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income and, secondarily, long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     26

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

27     American Funds Portfolio Series / Prospectus

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus     28

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	9.48%	5.67%	5.93%	6.88%
— After taxes on distributions		7.61	4.01	4.44	N/A
— After taxes on distributions and sale of fund shares		6.08	3.92	4.23	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	3.00%	4.21%	5.08%	6.15%
C	5/18/2012	7.50	4.68	5.07	6.14
F-1	5/18/2012	9.21	5.40	5.65	6.61
F-3	1/27/2017	9.60	5.78	N/A	6.44
529-A (with maximum sales charge)	5/18/2012	5.41	4.66	5.27	6.29
529-C	5/18/2012	7.37	4.63	5.25	6.27
529-E	5/18/2012	8.97	5.16	5.41	6.35
529-F-1	5/18/2012	9.41	5.62	5.87	6.83
529-F-2	10/30/2020	9.50	N/A	N/A	7.58
529-F-3	10/30/2020	9.54	N/A	N/A	7.62
ABLE-A	7/13/2018	5.47	4.77	N/A	5.43
ABLE-F-2	10/30/2020	9.59	N/A	N/A	7.67
R-1	5/18/2012	8.45	4.65	4.89	5.85
R-2	5/18/2012	8.41	4.65	4.89	5.85
R-2E	8/29/2014	8.72	4.94	5.29	5.13
R-3	5/18/2012	8.94	5.12	5.36	6.31
R-4	5/18/2012	9.24	5.43	5.67	6.64
R-5E	11/20/2015	9.45	5.64	N/A	6.57
R-5	5/18/2012	9.60	5.73	5.98	6.94
R-6	5/18/2012	9.58	5.77	6.04	6.98

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	13.10%	14.88%
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25	–0.33	1.35	1.54
MSCI® All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	4.10	4.80	6.10

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

29     American Funds Portfolio Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus     30

American Funds Tax-Aware Conservative Growth and Income Portfolio

Investment objective The fund’s investment objective is to provide current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75*	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3
Management fees	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%	0.25%	none	none
Other expenses	0.03	0.03	0.03	0.12	0.12%	0.01%
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.66	1.36	0.61	0.70	0.45	0.34

* A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $500,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

31     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$440	$238	$311	$72	$46	$35		1 year	$138
3 years	578	431	440	224	144	109		3 years	431
5 years	729	745	582	390	252	191		5 years	745
10 years	1,167	1,443	993	871	567	431		10 years	1,443

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds and Capital Group exchange-traded funds (ETFs) in different combinations and weightings. The underlying funds will typically seek to generate income from their investments and may include growth-and-income, equity-income, balanced and fixed income funds.

Through its investments in the underlying funds, the fund will have significant exposure to dividend-paying stocks. The fund will seek exposure to investments outside the United States, including in emerging markets. The investment adviser believes that exposure to investments outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed income investments, the fund will seek to generate a material portion of its current income from underlying funds that invest in bonds that are exempt from regular income tax, such as municipal bonds. Some of these bonds may have credit and liquidity support features, including guarantees and letters of credit. In addition, an underlying bond fund may invest significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects.

The underlying funds in which the fund invests may hold debt securities with a wide range of maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     32

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

33     American Funds Portfolio Series / Prospectus

Investing in municipal securities — Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes. The yield and/or value of the fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent the fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of the fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by the fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.

Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the underlying fund has greater risk of volatility, and greater risk of loss, from these investments.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus     34

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	10.31%	6.16%	6.57%	7.71%
— After taxes on distributions		9.41	5.32	5.55	N/A
— After taxes on distributions and sale of fund shares		7.52	4.88	5.09	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	6.00%	5.14%	5.92%	7.12%
C	5/18/2012	8.32	5.19	5.73	6.97
F-1	5/18/2012	9.98	5.89	6.30	7.43
F-3	1/27/2017	10.43	6.28	N/A	7.27

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	13.10%	14.88%
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25	–0.33	1.35	1.54
MSCI® All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	4.10	4.80	6.10

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

35     American Funds Portfolio Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Fund distributions of interest on municipal bonds held by the underlying funds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. To the extent an underlying fund is permitted to invest in bonds subject to federal alternative minimum tax, interest on certain bonds may be subject to federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus     36

American Funds Preservation Portfolio

Investment objective The fund’s investment objective is to provide current income, consistent with preservation of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($500,000 for Class 529-A and ABLE-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	2.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%	0.25%	none	none	0.23%	1.00%
Other expenses	0.09	0.09	0.08	0.14	0.10%	0.01%	0.13	0.13
Acquired (underlying) fund fees and expenses	0.27	0.27	0.27	0.27	0.27	0.27	0.27	0.27
Total annual fund operating expenses	0.66	1.36	0.60	0.66	0.37	0.28	0.63	1.40

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2	R-1
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.20%	none	1.00%
Other expenses	0.10	0.13	0.19	0.11%	0.06%	0.09	0.09%	0.09
Acquired (underlying) fund fees and expenses	0.27	0.27	0.27	0.27	0.27	0.27	0.27	0.27
Total annual fund operating expenses	0.87	0.65	0.71	0.38	0.33	0.56	0.36	1.36
Fee waiver	—	—	—	—	—	0.05[2]	0.05[2]	—
Total annual fund operating expenses after fee waiver	0.87	0.65	0.71	0.38	0.33	0.51	0.31	1.36

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.30	0.22	0.15	0.10	0.16%	0.07%	0.01%
Acquired (underlying) fund fees and expenses	0.27	0.27	0.27	0.27	0.27	0.27	0.27
Total annual fund operating expenses	1.32	1.09	0.92	0.62	0.43	0.34	0.28

1 A contingent deferred sales charge of 0.75% for Class A shares and 1.00% for Class 529-A shares applies on certain redemptions made within 18 months following purchases of $250,000 or more for Class A and $1 million or more for Class 529-A and Class ABLE-A made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Commonwealth Savers Plan, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2027. Subject to the terms of its contractual arrangement with the investment adviser, Commonwealth Savers Plan may elect to extend, modify or terminate the waiver at that time.

37     American Funds Portfolio Series / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$316	$238	$310	$67	$38	$29	$313	$243	$89	$315	$73	$39	$34	$301	$32
3 years	456	431	437	211	119	90	447	443	278	453	227	122	106	420	111
5 years	609	745	576	368	208	157	592	766	482	603	395	213	185	550	197
10 years	1,052	1,443	981	822	468	356	1,017	1,185	1,073	1,040	883	480	418	929	451

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$138	$134	$111	$94	$63	$44	$35	$29		1 year	$138	$143
3 years	431	418	347	293	199	138	109	90		3 years	431	443
5 years	745	723	601	509	346	241	191	157		5 years	745	766
10 years	1,635	1,590	1,329	1,131	774	542	431	356		10 years	1,443	1,185

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds fixed income funds. The fund will principally invest in funds that seek current income through investments in bonds or in other fixed income instruments.

When determining in which bond funds to invest, the investment adviser will predominately seek exposure to higher quality bonds (rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality) with intermediate to short-term durations. The fund may, however, invest in underlying funds with exposure to lower quality, higher yielding securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) or unrated but determined by the fund’s investment adviser to be of equivalent quality, and to bonds with longer durations.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The investment adviser anticipates that exposure to mortgage-backed securities and asset-backed securities may help the fund generate current income. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income, consistent with preservation of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various types of bonds or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus     38

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

39     American Funds Portfolio Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

American Funds Portfolio Series / Prospectus     40

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

41     American Funds Portfolio Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	3.94%	1.55%	1.66%	1.53%
— After taxes on distributions		2.14	0.42	0.74	N/A
— After taxes on distributions and sale of fund shares		2.31	0.71	0.87	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	1.07%	0.76%	1.14%	1.06%
C	5/18/2012	2.03	0.58	0.82	0.81
F-1	5/18/2012	3.64	1.26	1.39	1.27
F-3	1/27/2017	4.04	1.64	N/A	1.87
529-A (with maximum sales charge)	5/18/2012	1.08	0.75	1.12	1.04
529-C	5/18/2012	1.90	0.52	0.99	0.94
529-E	5/18/2012	3.43	1.04	1.15	1.02
529-F-1	5/18/2012	3.84	1.46	1.59	1.46
529-F-2	10/30/2020	3.94	N/A	N/A	0.55
529-F-3	10/30/2020	3.98	N/A	N/A	0.59
ABLE-A	7/13/2018	1.26	0.89	N/A	1.51
ABLE-F-2	10/30/2020	4.05	N/A	N/A	0.69
R-1	5/18/2012	3.00	0.55	0.65	0.55
R-2	5/18/2012	2.96	0.55	0.65	0.54
R-2E	8/29/2014	3.32	0.82	1.00	0.97
R-3	5/18/2012	3.41	1.01	1.11	0.99
R-4	5/18/2012	3.70	1.30	1.42	1.30
R-5E	11/20/2015	3.99	1.50	N/A	1.68
R-5	5/18/2012	3.99	1.59	1.71	1.58
R-6	5/18/2012	4.04	1.64	1.75	1.62

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25%	–0.33%	1.35%	1.54%
Bloomberg 1-5 Year U.S. Government/Credit A+ Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	3.55	1.16	1.51	1.39

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus     42

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

43     American Funds Portfolio Series / Prospectus

American Funds Tax-Exempt Preservation Portfolio

Investment objective The fund’s investment objective is to provide current income that is exempt from regular federal income tax, consistent with preservation of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 87 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75*	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3
Management fees	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%	0.25%	none	none
Other expenses	0.04	0.05	0.04	0.13	0.10%	0.01%
Acquired (underlying) fund fees and expenses	0.25	0.25	0.25	0.25	0.25	0.25
Total annual fund operating expenses	0.59	1.30	0.54	0.63	0.35	0.26

* A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $250,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$309	$232	$304	$64	$36	$27		1 year	$132
3 years	434	412	419	202	113	84		3 years	412
5 years	571	713	544	351	197	146		5 years	713
10 years	969	1,372	910	786	443	331		10 years	1,372

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

American Funds Portfolio Series / Prospectus     44

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds fixed income funds and Capital Group exchange-traded fixed income funds (ETFs) in different combinations and weightings. The fund will principally invest in funds that seek current income through investments in bonds or in other fixed income instruments.

Under normal circumstances, the fund will derive at least 80% of its income from securities that are exempt from regular federal income tax and will invest at least 80% of its assets in funds that predominately invest in securities that are exempt from regular federal income tax.

The fund will seek to generate a material portion of its current income from underlying funds that invest in bonds that are exempt from regular income tax, such as municipal bonds. Some of these bonds may have credit and liquidity support features, including guarantees and letters of credit. In addition, an underlying bond fund may invest significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects.

When determining in which bond funds to invest, the investment adviser will predominately seek exposure to higher quality bonds (rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality) with intermediate to short-term durations. The fund may, however, invest in underlying funds with exposure to lower quality, higher yielding securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) or unrated but determined by the fund’s investment adviser to be of equivalent quality, and to bonds with longer durations.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income that is exempt from regular federal income tax, consistent with preservation of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various types of bonds or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

45     American Funds Portfolio Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

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Investing in municipal securities — Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes. The yield and/or value of the fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent the fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of the fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by the fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.

Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the underlying fund has greater risk of volatility, and greater risk of loss, from these investments.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

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Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 — Before taxes	5/18/2012	2.38%	1.19%	1.62%	1.83%
— After taxes on distributions		2.38	1.17	1.60	N/A
— After taxes on distributions and sale of fund shares		2.51	1.31	1.69	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	5/18/2012	–0.45%	0.43%	1.11%	1.37%
C	5/18/2012	0.40	0.23	0.80	1.12
F-1	5/18/2012	2.21	0.92	1.35	1.57
F-3	1/27/2017	2.49	1.27	N/A	1.83

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
Bloomberg Municipal Bond Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.05%	0.99%	2.25%	2.51%
Bloomberg Municipal Bond 1-7 Year Blend Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.50	1.04	1.59	1.61

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

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Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this series since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur President	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2012	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman	2012	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com.

Tax information Fund distributions of interest on municipal bonds held by the underlying funds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. To the extent an underlying fund is permitted to invest in bonds subject to federal alternative minimum tax, interest on certain bonds may be subject to federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Investment objectives, strategies and risks

Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds in the series.

The investment objectives, strategies and risks of each fund are summarized below:

American Funds Global Growth Portfolio The fund’s investment objective is to provide long-term growth of capital.

American Funds Growth Portfolio The fund’s investment objective is to provide long-term growth of capital.

American Funds Growth and Income Portfolio The fund’s investment objective is to provide long-term growth of capital while providing current income.

American Funds Moderate Growth and Income Portfolio The fund’s investment objectives are to provide current income and long-term growth of capital and income.

American Funds Conservative Growth and Income Portfolio The fund’s investment objective is to provide current income and, secondarily, long-term growth of capital.

American Funds Tax-Aware Conservative Growth and Income Portfolio The fund’s investment objective is to provide current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital.

American Funds Preservation Portfolio The fund’s investment objective is to provide current income, consistent with preservation of capital.

American Funds Tax-Exempt Preservation Portfolio The fund’s investment objective is to provide current income that is exempt from regular federal income tax, consistent with preservation of capital.

While the fund has no present intention to do so, the series’ board may change the fund’s investment objectives without shareholder approval upon 60 days’ prior written notice to shareholders, except for the American Funds Tax-Exempt Preservation Portfolio. Each fund will attempt to achieve its investment objective by investing in a mix of American Funds and/or Capital Group ETFs in different combinations and weightings. The underlying funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. Further, the fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States (including, where applicable, in emerging markets). Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some fixed income investments. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The Moderate Growth and Income Portfolio, through its investments in the underlying funds, will normally maintain at least 45% of the value of its net assets in common stocks and other equity investments. In addition, through its investments in the underlying funds, the Moderate Growth and Income Portfolio will normally maintain at least 25% of the value of its net assets in bonds and other debt securities (including money market instruments). The Global Growth Portfolio, under normal market conditions, will invest 25% of its net assets in underlying funds that invest significantly (under normal market conditions, at least 40%) in issuers outside the United States.

To the extent a fund invests in one or more underlying American Funds, it will invest in Class R-6 shares of such underlying funds. To the extent a fund invests in underlying Capital Group ETFs, it will invest in shares of the single share class of the underlying Capital Group ETFs. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. In addition to investing in a mix of American Funds and/or Capital Group ETFs, each fund may also invest in funds in the American Funds Insurance Series or other funds managed by Capital Research and Management Company and its affiliates, subject to obtaining any necessary regulatory approvals and notifying shareholders in advance.

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The investment adviser will monitor the funds and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

Each fund may, from time to time, take temporary defensive positions by holding all, or a significant portion, of its assets in cash, cash equivalents or other securities that may be deemed appropriate by the fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could negatively affect the fund’s investment results in a period of rising market prices. A larger percentage of cash or cash equivalents could reduce the fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the funds’ assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives.

The success of each fund will be impacted by the results of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

An underlying fund may also hold cash or cash equivalents. The percentage of an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, an underlying fund may hold all, or a significant portion, of its assets in cash, cash equivalents or other similar securities that may be deemed appropriate by the underlying fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could negatively affect an underlying fund’s investment results in a period of rising market prices. A larger percentage of cash or cash equivalents could reduce an underlying fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

An underlying fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, an underlying fund does not bear additional management fees when investing in Central Funds, but an underlying fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of an underlying fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

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The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following is an additional risk associated with investing in the fund.

Large shareholder transactions risk — The fund may experience adverse effects when shareholders, including other funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when the investment adviser changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.

The following are principal risks associated with investing in the underlying funds. Each fund will invest in some of the underlying funds for which underlying risks are listed below, but may not invest in all of them. Accordingly, not all of the principal risks listed below necessarily apply to each fund's underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

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Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The underlying fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the underlying fund may invest more significantly in a single issuer, which could increase the risk of loss arising from the factors described above.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

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Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in municipal securities — Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes. The yield and/or value of the fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent the fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of the fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by the fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.

Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the underlying fund has greater risk of volatility, and greater risk of loss, from these investments.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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The following are additional risks associated with investing in the underlying funds and are not principal risks associated with the fund’s investment strategies. Each fund will invest in some of the underlying funds for which additional risks are listed below, but may not invest in all of them. Accordingly, not all of the additional risks listed below necessarily apply to each fund's underlying funds.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Currency — The prices of, and the income generated by, many debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa.

Investments in future delivery contracts — An underlying fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When an underlying fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), an underlying fund may or may not hold the types of mortgage-backed securities required to be delivered. An underlying fund may choose to roll these transactions in lieu of settling them.

When an underlying fund rolls the purchase of these types of future delivery transactions, an underlying fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When an underlying fund rolls the sale of these transactions rather than settling them, an underlying fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of an underlying fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for an underlying fund.

Investing in swaps — Swaps, including interest rate swaps and credit default swap indices, or CDSIs, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no initial investment or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the underlying fund. If the underlying fund enters into a bilaterally negotiated swap, the counterparty may fail to perform in accordance with the terms of the swap. If a counterparty defaults on its obligations under a swap, the underlying fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the underlying fund’s initial investment. Certain swaps are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDSIs, may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a swap may result in losses to the underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the underlying fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, the underlying fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If the underlying fund is unable to close out a position on a futures contract, the underlying fund would remain subject to the risk of adverse price movements until the underlying fund is able to close out the futures position. The ability of the underlying fund to successfully utilize futures contracts may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the underlying fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the underlying fund could suffer losses.

Currency transactions — In addition to the risks generally associated with investing in derivative instruments, the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to the underlying fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose the underlying fund to potential gains and losses in excess of the initial amount invested.

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Portfolio turnover — The underlying fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the underlying fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the underlying fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the underlying fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the underlying fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the underlying fund than on a fund that is more geographically diversified.

Alternative minimum tax — The fund (other than The Tax-Exempt Bond Fund of America) may invest in securities, including in "private activity bonds," that may subject you to federal alternative minimum tax. Therefore, while the fund’s distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all of the distributions may be included in determining a shareholder’s federal alternative minimum tax.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Cybersecurity breaches — The underlying fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the underlying fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the underlying fund’s assets or sensitive information, the disruption of the underlying fund’s operational capacity, the inability of underlying fund shareholders to transact business, or the destruction of the underlying fund’s physical infrastructure, equipment or operating systems. These events could cause the underlying fund to violate applicable privacy and other laws and could subject the underlying fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The underlying fund may also be subject to additional risks if its third-party service providers, such as the underlying fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the underlying fund invests, which may cause the underlying fund’s investments in such issuers to lose value.

Large shareholder transactions risk — The underlying fund may experience adverse effects when shareholders, including other underlying funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the underlying fund. For example, when the investment adviser changes allocations in other underlying funds and accounts it manages, such changes may result in shareholder transactions in the underlying fund that are large relative to the size of the underlying fund. Such large shareholder redemptions may cause the underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the underlying fund’s net asset value and liquidity. Similarly, large underlying fund share purchases may adversely affect the underlying fund’s performance to the extent that the underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the underlying fund’s current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund’s expense ratio. These risks are heightened when the underlying fund is small.

Fund comparative indexes The investment results tables in this prospectus show how the fund’s average annual total returns compare with a broad measure of market results and, if applicable, other measures of market results that reflect the fund’s investment universe.

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American Funds Global Growth Portfolio

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Growth Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Growth and Income Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Moderate Growth and Income Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

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American Funds Conservative Growth and Income Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Tax-Aware Conservative Growth and Income Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Preservation Portfolio

The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg 1-5 Year U.S. Government/Credit A+ Index is a market-value-weighted index that tracks the total return results of fixed-rate, publicly-placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements, with maturities of one to five years, including A-rated securities and above. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Tax-Exempt Preservation Portfolio

The Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Municipal Bond 1-7 Year Blend Index is a market-value-weighted index that includes investment-grade tax-exempt bonds with maturities of one to seven years. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Portfolio holdings Portfolio holdings information for each fund in the series is available on our website at capitalgroup.com. A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

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Information regarding the underlying funds The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase or sell the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

The fund relies on the professional judgment of the investment adviser to the fund and to the underlying funds to make decisions about the underlying fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

AMCAP Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The fund may invest in common stocks and other securities outside the United States to a limited extent.

American Funds® Global Insight Fund The fund’s investment objective is to provide prudent growth of capital and conservation of principal.

The fund invests primarily in common stocks around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets.

In pursuing the fund’s objective, the fund’s investment adviser focuses primarily on companies with attributes that are associated with long-term growth and resilience to market declines, such as strong management, participation in a growing market, strong balance sheets, payment of dividends and the potential for above average growth in earnings, revenues, book value, cash flow and/or return on assets.

EUPAC Fund™ The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Prior to June 1, 2025, the fund was called EuroPacific Growth Fund.

The Growth Fund of America® The fund’s investment objective is to provide you with growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund invests primarily in common stocks of large and mid-capitalization issuers. The fund may invest up to 25% of its assets outside the United States.

The New Economy Fund® The investment objective of the fund is long-term growth of capital.

The fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

In pursuing its investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The fund may invest up to 50% of its assets outside the United States, including in developing countries. The fund may also invest in the stocks of smaller capitalization companies.

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New Perspective Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund seeks to take advantage of investment opportunities generated by changes in global trade patterns and economic and political relationships by investing in common stocks of companies located around the world.

In pursuing its investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

New World Fund® The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets. For purposes of this investment strategy, the fund may invest in equity securities of any company, regardless of where it is domiciled (including developed countries), if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

In determining whether a country is a developed country or a developing country for purposes of the fund’s investment strategy, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries.

In addition, under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The fund’s investment adviser maintains a list of qualified developing countries and securities in which the fund may invest. As of December 1, 2025, the qualified developing countries for purposes of the fund’s investment strategy include Argentina, Bahrain, Bangladesh, Barbados, Belarus, Belize, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Gabon, Ghana, Greece, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lebanon, Lithuania, Malaysia, Maldives, Mauritius, Mexico, Montenegro, Morocco, Namibia, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Serbia, Slovakia, South Africa, Sri Lanka, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia. It is possible that the fund may not have investments in one or more of these countries at any given time.

The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

In addition, the fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

SMALLCAP World Fund® The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of August 31, 2025, the largest company in the MSCI All Country World Small Cap Index had a market capitalization of approximately $25.9 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $20.9 billion. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000 Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

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Underlying funds – Growth-and-income funds

American Mutual Fund® The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The fund invests primarily in the United States and Canada.

The fund’s equity investments are limited to securities of companies that are included on its eligible list. When determining whether to include a security on the eligible list, the investment adviser principally considers whether a company is deemed to have a strong balance sheet and sustainable dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the fund are rated investment grade or better or determined by the fund’s investment adviser to be of equivalent quality.

Capital Group Dividend Growers ETF The fund’s investment objective is to provide long-term total returns.

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential to provide combinations of current yield and dividend growth over the long-term. In selecting investments, the adviser evaluates a company's current dividend yield, its dividend history and forecast of dividend growth based on the company's overall financial health. The fund normally invests at least 80% of its assets in equity securities, and at least 80% of its assets in the securities of dividend-paying companies. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets. In determining the domicile of an issuer, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI).

Capital Group Dividend Value ETF The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Normally, the fund invests at least 80% of its assets in dividend-paying common stocks. In addition, the fund primarily invests in larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies that have issuer ratings of at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

Capital Group Global Equity ETF The fund’s investment objective is to provide prudent growth of capital and conservation of principal.

The fund invests primarily in common stocks of issuers around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in common stocks and other equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets. In determining the domicile of an issuer, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities.

In pursuing the fund’s objective, the fund’s investment adviser focuses primarily on companies with attributes that are associated with long-term growth and resilience to market declines, such as strong management, participation in a growing market, strong balance sheets, payment of dividends and the potential for above average growth in earnings, revenues, book value, cash flow and/or return on assets.

Capital World Growth and Income Fund® The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the fund will invest a significant portion of its assets in a number of countries outside the United States, including in developing countries.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Fundamental Investors® The fund’s investment objective is to achieve long-term growth of capital and income.

The fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the fund may invest significantly outside the United States.

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International Growth and Income Fund The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in stocks of companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the United States, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The fund therefore expects to be invested in various (but no fewer than three) countries outside the United States.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends.

The Investment Company of America® The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks, most of which have a history of paying dividends. The fund’s equity investments are generally limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield.

The fund may invest up to 15% of its assets, at the time of purchase, outside the United States.

Washington Mutual Investors Fund The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The fund has an “Eligible List” — based on the Investment Standards — of securities considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List in compliance with the fund’s Investment Standards and selects the fund’s investments exclusively from the securities on the Eligible List.

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Underlying funds – Equity-income funds

Capital Income Builder® The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

The fund normally invests at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities outside the United States.

The Income Fund of America® The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in common stocks and other equity-type securities of issuers domiciled outside the United States, including issuers in emerging markets. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities tied economically to countries outside the United States; however, these securities must be denominated in U.S. dollars.

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Underlying funds – Balanced funds

American Balanced Fund® The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American Funds® Global Balanced Fund This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.

The fund’s ability to invest outside the United States includes investing in emerging markets.

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

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Underlying funds – Fixed-income funds

American Funds Emerging Markets Bond Fund® The fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.

The fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by derivatives. The fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in emerging markets securities, defined as securities: (1) that are tied economically to emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International Monetary Fund (“IMF”) program, have outstanding liabilities to the IMF or have exited an IMF program no more than five years earlier. The IMF’s primary purpose is to ensure the stability of the international monetary system. Under an IMF lending program, certain countries may request financial assistance to help correct balance of payment problems in those countries. The fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The fund may invest in any quality debt securities with a wide range of maturities.

The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” Ratings are only one of many factors the investment adviser considers when investing in emerging markets and are not necessarily determinative of the potential return on the investment.

American Funds Inflation Linked Bond Fund® The fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.

The fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the fund’s assets will be invested in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation-linked securities that are tied to their own local consumer price index or the CPURNSA.

Under normal market conditions, the fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest in debt securities with a wide range of maturities.

The fund may also invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds Mortgage Fund® The fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the fund’s assets are invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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American Funds® Multi-Sector Income Fund The fund’s investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in bonds and other debt instruments, which may be represented by derivatives. In seeking to achieve a high level of current income, the fund invests in a broad range of debt securities across the credit spectrum. Normally, the fund will invest its assets across four primary sectors: high-yield corporate debt, investment grade corporate debt, debt instruments of emerging market issuers and securitized debt. The proportion of securities held by the fund within each of these credit sectors will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The fund may opportunistically invest in other sectors, including U.S. government debt, municipal debt and non-corporate credit, in response to market conditions. The fund will normally seek to limit its foreign currency exposure.

The fund may invest substantially in securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a significant portion of its assets in securities tied economically to countries outside the United States.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Strategic Bond Fund The fund’s investment objective is to provide maximum total return consistent with preservation of capital.

The fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund will invest no more than 35% of its assets in securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

American High-Income Trust® The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 / BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities tied economically to countries outside the United States.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

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The Bond Fund of America® The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents.

The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

Capital World Bond Fund® The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund will invest substantially in securities tied economically to a number of countries outside the United States, and such investments may include securities tied economically to developing countries. Normally, the fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.
The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Intermediate Bond Fund of America® The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in its prospectus and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument), which may be represented by derivatives. The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

Short-Term Bond Fund of America® The fund’s investment objective is to provide you with current income, consistent with the maturity and quality standards described in its prospectus, and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents, and may be represented by derivatives). The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA– or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined by the fund’s investment adviser to be of equivalent quality.

The fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

U.S. Government Securities Fund® The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Underlying funds – Tax-exempt bond funds

American High-Income Municipal Bond Fund® The fund’s investment objective is to provide you with a high level of current income exempt from regular federal income tax.

In seeking to achieve its objective, the fund may accept risks to capital value deemed prudent by the fund's investment adviser to take advantage of opportunities for higher current income on municipal bonds. Municipal bonds are debt obligations that pay interest that is exempt from federal taxation, with payments made from a wide variety of sources, including governmental revenue streams and private enterprises.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax. The fund may invest, without limitation, in “private activity bonds” whose interest is generally subject to the federal alternative minimum tax. The fund invests at least 50% of its portfolio in debt securities rated BBB+ or below or Baa1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

Capital Group Short Duration Municipal Income ETF The fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with a short duration profile as described in this prospectus and with the preservation of capital.

The fund will normally invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax. Such securities consist of municipal bonds, which are debt obligations that pay interest that is exempt from federal income taxation, with payments made from a wide variety of sources, including governmental revenue streams and private enterprises. The fund will invest up to 20% of its assets in private activity bonds whose interest is generally subject to the federal alternative minimum tax.

The fund will invest at least 80% of its assets in bonds and other debt instruments. The fund may invest in insured municipal bonds, which are municipal bonds that are insured generally as to the timely payment of interest and repayment of principal. In addition, the fund may invest in debt securities of varying credit quality, including up to 10% of its assets in debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” The fund may invest in debt securities of any maturity. The fund will maintain a weighted average effective portfolio duration that is within 1 year of that of the Bloomberg Municipal Short 1-5 Years Index.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Capital Group Municipal Income ETF The fund’s investment objective is to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

In seeking to achieve its objective, the fund may accept risks to capital value deemed prudent by the fund's investment adviser to take advantage of opportunities for higher current income on municipal bonds. Municipal bonds are debt obligations that pay interest that is exempt from federal income taxation, with payments made from a wide variety of sources, including governmental revenue streams and private enterprises.

The fund invests primarily in bonds and other debt instruments. The fund will normally invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax. The fund will invest up to 30% of its assets in securities that may subject you to federal alternative minimum tax. The fund invests at least 65% in debt securities rated BBB- or better or Baa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” The fund may invest in debt securities of any maturity or duration.

Limited Term Tax-Exempt Bond Fund of America® The fund’s investment objective is to provide you with current income exempt from regular federal income tax, consistent with the maturity and quality standards described in its prospectus, and to preserve capital.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and that do not subject you to federal alternative minimum tax. The fund may also invest up to 20% of its assets in “private activity bonds” whose interest is generally subject to the federal alternative minimum tax.

The fund invests primarily in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated BBB and Baa by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The dollar-weighted average effective maturity of the fund’s portfolio is between one and 10 years. In calculating the effective maturity or average life of a particular debt security, a put, call, sinking fund or other feature will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life that is shorter than its nominal or stated maturity. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.

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American Funds Short-Term Tax-Exempt Bond Fund® The fund’s investment objective is to provide you with current income exempt from regular federal income tax, consistent with the maturity and quality standards described in this prospectus, and to preserve capital.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and that do not subject you to federal alternative minimum tax. The fund may also invest up to 20% of its assets in “private activity bonds” whose interest is generally subject to the federal alternative minimum tax. The fund invests primarily in debt securities rated AA- or better or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund’s aggregate portfolio will have a dollar-weighted average effective maturity no greater than three years.

Tax-Exempt Bond Fund of America® The fund’s investment objective is to provide you with a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax. The fund will not invest in “private activity bonds” whose interest is generally subject to the federal alternative minimum tax. The fund invests at least 65% in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may invest up to 10% of its assets in debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the funds and other funds, including the underlying American Funds and Capital Group ETFs. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. Effective January 1, 2016, the investment adviser eliminated the management fee payable by each fund to it. Accordingly, as reflected in the "Annual fund operating expenses" table for each fund under "Fees and expenses of the fund," no management fees are paid by each fund to the investment adviser. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the series’ Investment Advisory and Service Agreement by the series’ board of trustees is contained in the series’ Form N-CSR for the fiscal period ended April 30, 2025.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

The Capital SystemTM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. Where applicable, the investment decisions made by an underlying fund’s fixed income portfolio managers are informed by the investment themes discussed by the group.

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Portfolio management for the series Capital Research and Management Company is the investment adviser to the series. For each fund in the series, the Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which each fund invests.

The table below shows the investment industry experience and role in management for each of the series’ investment professionals.

Investment professional	Investment industry experience	Investment professional in this series since:	Role in management of the series
Michelle J. Black	Investment professional since 1995 (with Capital Research and Management Company or affiliate since 2001)	2020	Serves as a member of the Portfolio Solutions Committee
Brittain Ezzes	Investment professional since 1997 (with Capital Research and Management Company or affiliate since 2022)	2024	Serves as a member of the Portfolio Solutions Committee
Samir Mathur	Investment professional since 1993 (with Capital Research and Management Company or affiliate since 2012)	2020	Serves as a member of the Portfolio Solutions Committee
Damien J. McCann	Investment professional since 2000 (all with Capital Research and Management Company or affiliate)	2025	Serves as a member of the Portfolio Solutions Committee
Wesley K. Phoa	Investment professional since 1993 (with Capital Research and Management Company or affiliate since 1999)	2012	Serves as a member of the Portfolio Solutions Committee
John R. Queen	Investment professional since 1989 (with Capital Research and Management Company or affiliate since 2002)	2020	Serves as a member of the Portfolio Solutions Committee
Andrew B. Suzman	Investment professional since 1993 (all with Capital Research and Management Company or affiliate)	2012	Serves as a member of the Portfolio Solutions Committee

Information regarding the investment professionals’ compensation, their ownership of securities in the series and other accounts they manage is in the statement of additional information.

73     American Funds Portfolio Series / Prospectus

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the series’ statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 and Class ABLE shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A shares also refer to Class 529-A and Class ABLE-A shares, (ii) Class C, T or F shares also refer to the corresponding Class 529-C, 529-T, 529-F or ABLE-F shares, as applicable, (iii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iv) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The series’ transfer agent, on behalf of the series and Capital Client Group, Inc., the series’ distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your identity or such other person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the series and Capital Client Group, Inc. reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds® U.S. Government Money Market Fund on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into such fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEP plans, SIMPLE IRA plans and CollegeAmerica accounts.

Valuing shares The net asset value of each share class of each fund in the series is calculated based upon the net asset values of the underlying funds in which each fund invests. The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of the fund is the value of a single share of that class. Net asset value is computed by adding a class’s share of the value of a fund’s investments, cash and other assets, subtracting the class’s share of the fund’s liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding. Realized investment income and gain is included in the fund’s net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. Futures contracts are valued primarily on the basis of settlement prices. The underlying fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the underlying fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

75     American Funds Portfolio Series / Prospectus

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares automatically convert to Class 529-A shares, in the month of the 5-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2, F-3, 529-F-2, 529-F-3 and ABLE-F-2 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares (but not Class 529-F-3 shares) are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class 529 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Research and Management Company. Class 529-A, 529-C, 529-T and 529-F shares are structured similarly to the corresponding Class A, C, T and F shares.

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Purchase of Class ABLE shares Class ABLE shares may be purchased only through an account established with a 529A ABLE savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class ABLE-A or Class ABLE-F-2 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Accounts holding Class ABLE-A shares or Class ABLE-F-2 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class ABLE-A or Class ABLE-F-2 shares through an account established with a 529A ABLE savings plan managed by Capital Research and Management Company. Class ABLE-A shares are structured similarly to the corresponding Class A and Class 529-A shares. Class ABLE-F-2 shares are structured similarly to the corresponding Class F-2 and Class 529-F-2 shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases at the net asset value breakpoint in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

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Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T, 529-F and ABLE shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

If you have significant Capital Group Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at net asset value. See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other Capital Group Funds without a sales charge. Notwithstanding the foregoing, Class A-2 shares of Capital Group KKR Public-Private+ Funds may not be exchanged for shares of the American Funds or Emerging Markets Equities Fund, Inc. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 or ABLE share class (as applicable) without a sales charge. Rollovers of shares from Class 529-A to Class ABLE-A may also be effected without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 or ABLE share class (as applicable) and rollovers of shares from Class 529-A to Class ABLE-A, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other Capital Group Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

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How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $250,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company

· Redemptions by telephone or fax are limited to $250,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

Self service using the Internet (capitalgroup.com) or Interactive Voice Response (IVR)

· Redemptions by IVR or the Internet (capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions from a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders, taking into account relevant market conditions and limitations. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the series, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the series may be liable for losses due to unauthorized or fraudulent instructions.

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Frequent trading of fund shares The series and Capital Client Group, Inc. reserve the right to reject any purchase order for any reason. The funds in the series are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the series or Capital Client Group, Inc. has determined could involve actual or potential harm to the funds may be rejected.

The series, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the series will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

Under the series’ frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 or Class ABLE shares;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchases and redemptions in community foundation accounts;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions;

· transactions by certain intermediaries in accordance with established hedging programs approved by the fund’s investment adviser; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the series. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the series’ surveillance procedures described above, all transactions in fund shares remain subject to the right of the series, Capital Client Group, Inc. and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

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Distributions and taxes

Dividends and distributions The American Funds Global Growth Portfolio and American Funds Growth Portfolio intend to distribute dividends to you, usually in December. The American Funds Growth and Income Portfolio, American Funds Moderate Growth and Income Portfolio, American Funds Conservative Growth and Income Portfolio and American Funds Tax-Aware Conservative Growth and Income Portfolio intend to distribute dividends to you, usually in March, June, September and December. The American Funds Preservation Portfolio and the American Funds Tax-Exempt Preservation Portfolio intend to distribute dividends to you each month. Dividends may fluctuate. In the event the fund's distribution of net investment income exceeds its earnings and profits for tax purposes, a portion of such distribution may be classified as return of capital.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the applicable fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for the 529 and ABLE share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. A fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost basis is zero, returns of capital distributions are treated as capital gains. Any taxable dividends and capital gain distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Notwithstanding the above, interest on municipal bonds is generally not included in gross income for federal tax purposes. Subject to certain requirements, a fund is permitted to pay through to its shareholders the interest earned on municipal bonds held by the underlying funds as federally exempt-interest dividends.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by a fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 and Class ABLE shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 or Class ABLE shares, as applicable.

81     American Funds Portfolio Series / Prospectus

Choosing a share class The funds offer different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of a fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among Capital Group Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares (but not Class 529-F-3 shares) are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts;

— Class 529 and R shares are not available for the American Funds Tax-Aware Conservative Growth and Income Portfolio and the American Funds Tax-Exempt Preservation Portfolio.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

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Sales charges

Class A, 529-A and ABLE-A shares The initial sales charge you pay each time you buy Class A, 529-A or ABLE-A shares differs depending upon the fund in which you invest and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Sales charges for American Funds Global Growth Portfolio, American Funds Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Moderate Growth and Income Portfolio and American Funds Conservative Growth and Income Portfolio

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Class 529-A and ABLE-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Sales charges for American Funds Tax-Aware Conservative Growth and Income Portfolio

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 or more and certain other investments described below	none	none	see below

83     American Funds Portfolio Series / Prospectus

Sales charges for American Funds Preservation Portfolio

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 or more and certain other investments described below	none	none	see below

Class 529-A and ABLE-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Sales charges for American Funds Tax-Exempt Preservation Portfolio

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the tables above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A or 529-A shares may be higher or lower than the 1% charge described below due to rounding.

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Except as provided below, investments in Class A shares of (i) American Funds Preservation Portfolio and American Funds Tax-Exempt Preservation Portfolio of $250,000 or more and (ii) American Funds Tax-Aware Conservative Growth and Income Portfolio of $500,000 or more will be subject to a 0.75% contingent deferred sales charge if the shares are sold within 18 months of purchase, and investments in Class A shares of all other funds in the series of $1 million or more will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. Investments in Class 529-A or ABLE-A shares of $1 million or more will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus;

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy; and

· Investments made by accounts held through banks and bank trust companies that charge a fee for custodial services and do not have a financial professional assigned to the account.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica® account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with Capital Client Group, Inc. (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with Capital Client Group, Inc. who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

85     American Funds Portfolio Series / Prospectus

Class C shares Class C shares are sold without any initial sales charge. Capital Client Group, Inc. pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

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Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in eligible shares of Capital Group Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your Capital Group Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their Capital Group Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments in Capital Group Funds made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 and 529A accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

87     American Funds Portfolio Series / Prospectus

Class A-2 shares of Capital Group KKR Public-Private+ Funds are not eligible for aggregation with shares of the American Funds or Emerging Markets Equities Fund, Inc.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all eligible Capital Group Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any

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dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds or Capital Group KKR Public-Private+ Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds or Capital Group KKR Public-Private+ Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders

89     American Funds Portfolio Series / Prospectus

who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers PlanSM (formerly, Virginia529) as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value. For accounts held with the fund’s transfer agent, waived RMD reinvestments in Class A shares are not subject to sales charges.

Purchases of shares through (i) a rollover from another qualified tuition program or ABLE plan or (ii) a recontribution of refunded qualified education expenses are not subject to sales charges.

If you have any questions, ask your financial professional whether Class A or 529-A shares purchased through these policies are available without a sales charge. Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales charge paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Rollovers from CollegeAmerica to Roth IRAs Proceeds of a CollegeAmerica plan account may be rolled over in a direct trustee-to-trustee transfer to the plan beneficiary’s Capital Bank and Trust Roth IRA and invested in Class A shares without a sales charge, provided that such rollover is intended to satisfy the requirements of the Internal Revenue Code. If you hold CollegeAmerica or Roth IRA accounts through a financial intermediary its policies may differ.

American Funds Portfolio Series / Prospectus     90

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to IRAs with Capital Bank and Trust Company as custodian if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian;

· rollovers to IRAs with Capital Bank and Trust Company as custodian from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs; and

· rollovers to IRAs with Capital Bank and Trust Company as custodian if at the time of distribution the assets were invested in any fund or account with a name that includes American Funds, Capital Group, or the name of a fund managed by the investment adviser or its affiliates and such fund or account was established pursuant to an agreement with the investment adviser or its affiliates.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

91     American Funds Portfolio Series / Prospectus

Plans of distribution Each fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the series’ board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1, ABLE-A and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers Capital Client Group, Inc., at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of Capital Client Group, Inc., to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct Capital Client Group, Inc. to exclude additional assets. In addition to the asset-based payment, Capital Client Group, Inc. provides $5 million to certain firms based on their engagement with Capital Client Group, Inc. and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with Capital Client Group, Inc. on achieving advisor training and education objectives. In the prior calendar year, Capital Client Group, Inc. paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

Capital Client Group, Inc. compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities;

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate Capital Client Group, Inc.’s training and education activities; and

· make the American Funds available through firm distribution platforms and related sales infrastructure.

Capital Client Group, Inc. will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide Capital Client Group, Inc. broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

American Funds Portfolio Series / Prospectus     92

Separately, Capital Client Group, Inc. makes payments to certain financial intermediaries and other firms for services including:

· making the American Funds available through firm distribution platforms including self-directed platforms for the public as well as clearing, custody and recordkeeping services for other intermediaries and related sales infrastructure;

· account maintenance and support, statement preparation, transaction processing and operational improvements; and

· training, education and marketing opportunities, support for transaction fees, technology costs and data (including fees to obtain information on financial professionals to better tailor training, education and marketing opportunities).

A list of firms receiving additional compensation (as described above) in an amount exceeding $100,000 in the prior calendar year is included in the statement of additional information.

Capital Client Group, Inc. pays certain recordkeepers for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. A list of recordkeepers receiving additional compensation (as described above) in an amount exceeding $100,000 in the prior calendar year is included in the statement of additional information.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

93     American Funds Portfolio Series / Prospectus

Fund expenses To the extent a fund invests in underlying American Funds, it will invest in Class R-6 shares of the underlying American Funds. To the extent a fund invests in underlying Capital Group ETFs, it will invest in shares of the underlying Capital Group ETFs, which have only a single share class. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class R-6 shares of the underlying American Funds and of the single share class of the underlying Capital Group ETFs.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables under “Fees and expenses of the fund” in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 and Class 529-F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares (and the corresponding Class 529 and Class ABLE shares) are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.10% of assets
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

Fee to Commonwealth Savers Plan For Class 529 and ABLE shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

American Funds Portfolio Series / Prospectus     94

Financial highlights The Financial Highlights tables are intended to help you understand the fund’s results for the past five fiscal years (or, if shorter, the period of operations). Certain information reflects financial results for a single share of a particular class. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the tables reflect the impact, if any, of certain waivers and/or reimbursements. For more information about these waivers and/or reimbursements, see the fund’s statement of additional information and Form N-CSR. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current reports, along with the fund’s financial statements, are included in the statement of additional information for the fund, which is available upon request.

American Funds Global Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2025	$23.34	$.14	$4.97	$5.11	$(.15)	$(.82)	$(.97)	$27.48	22.74%	$3,891.35%				.35%		.79%		.58%
10/31/2024	17.86	.18	5.50	5.68	(.20)	—	(.20)	23.34	31.92	3,307.36				.36		.80		.83
10/31/2023	17.43	.14	1.62	1.76	(.14)	(1.19)	(1.33)	17.86	10.74	2,635.37				.37		.81		.75
10/31/2022	25.43	.12	(7.31)	(7.19)	(.10)	(.71)	(.81)	17.43	(29.17)	2,449.36				.36		.80		.57
10/31/2021	18.70	.06	6.84	6.90	(.06)	(.11)	(.17)	25.43	37.07	3,473.37				.37		.80		.25
Class C:
10/31/2025	22.62	(.03)	4.81	4.78	—	(.82)	(.82)	26.58	21.82	349		1.10		1.10		1.54		(.13)
10/31/2024	17.32	.03	5.32	5.35	(.05)	—	(.05)	22.62	30.90	345		1.11		1.11		1.55		.12
10/31/2023	16.92	— [6]	1.59	1.59	—	(1.19)	(1.19)	17.32	9.97	317		1.13		1.13		1.57		.02
10/31/2022	24.81	(.03)	(7.15)	(7.18)	—	(.71)	(.71)	16.92	(29.77)	328		1.12		1.12		1.56		(.17)
10/31/2021	18.33	(.11)	6.70	6.59	—	(.11)	(.11)	24.81	36.07	522		1.10		1.10		1.53		(.47)
Class T:
10/31/2025	23.40	.20	4.98	5.18	(.21)	(.82)	(1.03)	27.55	23.03 [7]	—	[8]	.10	[7]	.10	[7]	.54	[7]	.84 [7]
10/31/2024	17.91	.23	5.51	5.74	(.25)	—	(.25)	23.40	32.23 [7]	—	[8]	.12	[7]	.12	[7]	.56	[7]	1.06 [7]
10/31/2023	17.47	.20	1.62	1.82	(.19)	(1.19)	(1.38)	17.91	11.10 [7]	—	[8]	.09	[7]	.09	[7]	.53	[7]	1.07 [7]
10/31/2022	25.49	.17	(7.32)	(7.15)	(.16)	(.71)	(.87)	17.47	(29.02)[7]	—	[8]	.11	[7]	.11	[7]	.55	[7]	.84 [7]
10/31/2021	18.74	.12	6.84	6.96	(.10)	(.11)	(.21)	25.49	37.36 [7]	—	[8]	.13	[7]	.13	[7]	.56	[7]	.50 [7]
Class F-1:
10/31/2025	23.39	.14	4.98	5.12	(.15)	(.82)	(.97)	27.54	22.72	64.37				.37		.81		.58
10/31/2024	17.90	.17	5.51	5.68	(.19)	—	(.19)	23.39	31.86	57.38				.38		.82		.78
10/31/2023	17.45	.14	1.63	1.77	(.13)	(1.19)	(1.32)	17.90	10.78	45.38				.38		.82		.78
10/31/2022	25.47	.12	(7.34)	(7.22)	(.09)	(.71)	(.80)	17.45	(29.23)	49.39				.39		.83		.58
10/31/2021	18.73	.08	6.83	6.91	(.06)	(.11)	(.17)	25.47	37.05	78.38				.38		.81		.34
Class F-2:
10/31/2025	23.48	.20	5.00	5.20	(.21)	(.82)	(1.03)	27.65	23.03	709.11				.11		.55		.83
10/31/2024	17.97	.24	5.51	5.75	(.24)	—	(.24)	23.48	32.21	625.11				.11		.55		1.08
10/31/2023	17.52	.19	1.63	1.82	(.18)	(1.19)	(1.37)	17.97	11.09	514.12				.12		.56		1.02
10/31/2022	25.58	.18	(7.37)	(7.19)	(.16)	(.71)	(.87)	17.52	(29.06)	485.12				.12		.56		.85
10/31/2021	18.79	.12	6.88	7.00	(.10)	(.11)	(.21)	25.58	37.50	795.11				.11		.54		.49
Class F-3:
10/31/2025	23.44	.23	4.99	5.22	(.24)	(.82)	(1.06)	27.60	23.16	318.01				.01		.45		.94
10/31/2024	17.93	.25	5.52	5.77	(.26)	—	(.26)	23.44	32.41	281.01				.01		.45		1.15
10/31/2023	17.50	.21	1.62	1.83	(.21)	(1.19)	(1.40)	17.93	11.15	204.01				.01		.45		1.14
10/31/2022	25.54	.18	(7.32)	(7.14)	(.19)	(.71)	(.90)	17.50	(28.96)	197.01				.01		.45		.90
10/31/2021	18.76	.14	6.87	7.01	(.12)	(.11)	(.23)	25.54	37.62	254.01				.01		.44		.58
Class 529-A:
10/31/2025	23.27	.13	4.96	5.09	(.15)	(.82)	(.97)	27.39	22.69	961.38				.38		.82		.54
10/31/2024	17.81	.17	5.48	5.65	(.19)	—	(.19)	23.27	31.86	781.40				.40		.84		.77
10/31/2023	17.38	.13	1.62	1.75	(.13)	(1.19)	(1.32)	17.81	10.73	595.42				.42		.86		.70
10/31/2022	25.38	.11	(7.30)	(7.19)	(.10)	(.71)	(.81)	17.38	(29.24)	523.40				.40		.84		.52
10/31/2021	18.66	.05	6.84	6.89	(.06)	(.11)	(.17)	25.38	37.08	699.40				.40		.83		.22
Class 529-C:
10/31/2025	22.61	(.04)	4.80	4.76	—	(.82)	(.82)	26.55	21.74	36		1.14		1.14		1.58		(.17)
10/31/2024	17.30	.01	5.33	5.34	(.03)	—	(.03)	22.61	30.89	35		1.16		1.16		1.60		.05
10/31/2023	16.92	(.01)	1.58	1.57	—	(1.19)	(1.19)	17.30	9.84	31		1.19		1.19		1.63		(.03)
10/31/2022	24.80	(.04)	(7.13)	(7.17)	—	(.71)	(.71)	16.92	(29.74)	34		1.16		1.16		1.60		(.20)
10/31/2021	18.33	(.12)	6.70	6.58	—	(.11)	(.11)	24.80	36.02	59		1.15		1.15		1.58		(.52)
Class 529-E:
10/31/2025	23.09	.07	4.93	5.00	(.10)	(.82)	(.92)	27.17	22.41	28.63				.63		1.07		.31
10/31/2024	17.67	.12	5.45	5.57	(.15)	—	(.15)	23.09	31.61	24.63				.63		1.07		.54
10/31/2023	17.26	.09	1.60	1.69	(.09)	(1.19)	(1.28)	17.67	10.41	18.64				.64		1.08		.48
10/31/2022	25.20	.06	(7.25)	(7.19)	(.04)	(.71)	(.75)	17.26	(29.37)	16.63				.63		1.07		.30
10/31/2021	18.54	— [6]	6.78	6.78	(.01)	(.11)	(.12)	25.20	36.73	22.62				.62		1.05		— [9]

95     American Funds Portfolio Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class 529-T:
10/31/2025	$23.39	$.19	$4.98	$5.17	$(.20)	$(.82)	$(1.02)	$27.54	22.98%[7]	$—	[8]	.15%[7]		.15%[7]		.59%[7]		.77%[7]
10/31/2024	17.90	.22	5.51	5.73	(.24)	—	(.24)	23.39	32.17 [7]	—	[8]	.17	[7]	.17	[7]	.61	[7]	1.00 [7]
10/31/2023	17.46	.18	1.63	1.81	(.18)	(1.19)	(1.37)	17.90	11.04 [7]	—	[8]	.16	[7]	.16	[7]	.60	[7]	.96 [7]
10/31/2022	25.48	.16	(7.32)	(7.16)	(.15)	(.71)	(.86)	17.46	(29.07)[7]	—	[8]	.16	[7]	.16	[7]	.60	[7]	.78 [7]
10/31/2021	18.73	.10	6.85	6.95	(.09)	(.11)	(.20)	25.48	37.32 [7]	—	[8]	.18	[7]	.18	[7]	.61	[7]	.44 [7]
Class 529-F-1:
10/31/2025	23.38	.18	4.99	5.17	(.20)	(.82)	(1.02)	27.53	22.97 [7]	—	[8]	.17	[7]	.17	[7]	.61	[7]	.75 [7]
10/31/2024	17.89	.21	5.51	5.72	(.23)	—	(.23)	23.38	32.14 [7]	—	[8]	.19	[7]	.19	[7]	.63	[7]	.98 [7]
10/31/2023	17.46	.17	1.62	1.79	(.17)	(1.19)	(1.36)	17.89	10.94 [7]	—	[8]	.19	[7]	.19	[7]	.63	[7]	.92 [7]
10/31/2022	25.48	.15	(7.32)	(7.17)	(.14)	(.71)	(.85)	17.46	(29.07)[7]	—	[8]	.20	[7]	.20	[7]	.64	[7]	.73 [7]
10/31/2021	18.75	.10	6.86	6.96	(.12)	(.11)	(.23)	25.48	37.32 [7]	—	[8]	.19	[7]	.19	[7]	.62	[7]	.43 [7]
Class 529-F-2:
10/31/2025	23.34	.19	4.98	5.17	(.21)	(.82)	(1.03)	27.48	23.03	220.12				.12		.56		.76
10/31/2024	17.86	.22	5.51	5.73	(.25)	—	(.25)	23.34	32.25	158.13				.13		.57		1.01
10/31/2023	17.43	.18	1.62	1.80	(.18)	(1.19)	(1.37)	17.86	11.06	113.11				.11		.55		.98
10/31/2022	25.44	.15	(7.30)	(7.15)	(.15)	(.71)	(.86)	17.43	(29.05)	91.13				.13		.57		.76
10/31/2021	18.70	.10	6.85	6.95	(.10)	(.11)	(.21)	25.44	37.36	106.17				.17		.60		.43
Class 529-F-3:
10/31/2025	23.34	.21	4.97	5.18	(.22)	(.82)	(1.04)	27.48	23.11	—	[8]	.06		.06		.50		.86
10/31/2024	17.86	.24	5.49	5.73	(.25)	—	(.25)	23.34	32.29	—	[8]	.06		.06		.50		1.10
10/31/2023	17.43	.19	1.62	1.81	(.19)	(1.19)	(1.38)	17.86	11.11	—	[8]	.08		.08		.52		1.04
10/31/2022	25.44	.17	(7.30)	(7.13)	(.17)	(.71)	(.88)	17.43	(29.00)	—	[8]	.08		.08		.52		.86
10/31/2021	18.70	.19	6.78	6.97	(.12)	(.11)	(.23)	25.44	37.51	—	[8]	.11		.07		.50		.79
Class ABLE-A:
10/31/2025	23.24	.15	4.96	5.11	(.17)	(.82)	(.99)	27.36	22.86	7.30				.25		.69		.63
10/31/2024	17.78	.18	5.49	5.67	(.21)	—	(.21)	23.24	32.06	5.31				.25		.69		.84
10/31/2023	17.35	.15	1.63	1.78	(.16)	(1.19)	(1.35)	17.78	10.93	3.31				.25		.69		.80
10/31/2022	25.34	.12	(7.26)	(7.14)	(.14)	(.71)	(.85)	17.35	(29.13)	2.30				.24		.68		.62
10/31/2021	18.60	.09	6.83	6.92	(.07)	(.11)	(.18)	25.34	37.37	2.24				.18		.61		.40
Class ABLE-F-2:
10/31/2025	23.36	.21	4.98	5.19	(.21)	(.82)	(1.03)	27.52	23.12	1.11				.06		.50		.85
10/31/2024	17.87	.22	5.51	5.73	(.24)	—	(.24)	23.36	32.27	1.12				.07		.51		1.02
10/31/2023	17.44	.17	1.64	1.81	(.19)	(1.19)	(1.38)	17.87	11.08	—	[8]	.13		.07		.51		.91
10/31/2022	25.44	.14	(7.26)	(7.12)	(.17)	(.71)	(.88)	17.44	(28.96)	—	[8]	.12		.06		.50		.70
10/31/2021	18.70	.10	6.87	6.97	(.12)	(.11)	(.23)	25.44	37.51	—	[8]	.12		.05		.48		.40
Class R-1:
10/31/2025	22.80	(.03)	4.86	4.83	— [6]	(.82)	(.82)	26.81	21.89	6		1.06		1.06		1.50		(.11)
10/31/2024	17.48	.03	5.37	5.40	(.08)	—	(.08)	22.80	30.97	5		1.05		1.05		1.49		.13
10/31/2023	17.04	.02	1.61	1.63	—	(1.19)	(1.19)	17.48	10.14	4.98				.98		1.42		.12
10/31/2022	24.95	(.01)	(7.19)	(7.20)	—	(.71)	(.71)	17.04	(29.68)	4		1.02		1.02		1.46		(.07)
10/31/2021	18.42	(.09)	6.73	6.64	—	(.11)	(.11)	24.95	36.17	6		1.02		1.02		1.45		(.38)
Class R-2:
10/31/2025	22.53	(.03)	4.79	4.76	—	(.82)	(.82)	26.47	21.82	129		1.09		1.09		1.53		(.15)
10/31/2024	17.26	.03	5.31	5.34	(.07)	—	(.07)	22.53	30.96	116		1.09		1.09		1.53		.12
10/31/2023	16.87	.01	1.57	1.58	—	(1.19)	(1.19)	17.26	9.94	98		1.10		1.10		1.54		.03
10/31/2022	24.72	(.03)	(7.11)	(7.14)	—	(.71)	(.71)	16.87	(29.71)	92		1.10		1.10		1.54		(.16)
10/31/2021	18.26	(.11)	6.68	6.57	—	(.11)	(.11)	24.72	36.10	134		1.10		1.10		1.53		(.47)
Class R-2E:
10/31/2025	22.97	.02	4.91	4.93	—	(.82)	(.82)	27.08	22.15	5.81				.81		1.25		.07
10/31/2024	17.58	.10	5.40	5.50	(.11)	—	(.11)	22.97	31.38	4.81				.81		1.25		.49
10/31/2023	17.17	.05	1.61	1.66	(.06)	(1.19)	(1.25)	17.58	10.25	5.81				.81		1.25		.30
10/31/2022	25.09	.02	(7.22)	(7.20)	(.01)	(.71)	(.72)	17.17	(29.52)	5.82				.82		1.26		.10
10/31/2021	18.48	(.03)	6.75	6.72	—	(.11)	(.11)	25.09	36.49	7.82				.82		1.25		(.15)
Class R-3:
10/31/2025	23.07	.07	4.92	4.99	(.09)	(.82)	(.91)	27.15	22.41	127.65				.65		1.09		.27
10/31/2024	17.67	.11	5.44	5.55	(.15)	—	(.15)	23.07	31.50	106.65				.65		1.09		.50
10/31/2023	17.25	.08	1.61	1.69	(.08)	(1.19)	(1.27)	17.67	10.46	79.65				.65		1.09		.45
10/31/2022	25.19	.06	(7.25)	(7.19)	(.04)	(.71)	(.75)	17.25	(29.40)	68.65				.65		1.09		.28
10/31/2021	18.53	(.01)	6.79	6.78	(.01)	(.11)	(.12)	25.19	36.73	94.65				.65		1.08		(.03)
Class R-4:
10/31/2025	23.28	.14	4.96	5.10	(.16)	(.82)	(.98)	27.40	22.72	67.35				.35		.79		.58
10/31/2024	17.82	.18	5.48	5.66	(.20)	—	(.20)	23.28	31.92	57.35				.35		.79		.81
10/31/2023	17.39	.14	1.62	1.76	(.14)	(1.19)	(1.33)	17.82	10.82	43.36				.36		.80		.76
10/31/2022	25.39	.12	(7.30)	(7.18)	(.11)	(.71)	(.82)	17.39	(29.20)	38.33				.33		.77		.58
10/31/2021	18.67	.06	6.84	6.90	(.07)	(.11)	(.18)	25.39	37.12	49.34				.34		.77		.27

American Funds Portfolio Series / Prospectus     96

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-5E:
10/31/2025	$23.29	$.19	$4.96	$5.15	$(.20)	$(.82)	$(1.02)	$27.42	23.02%	$40.15%		.15%	.59%	.78%
10/31/2024	17.82	.22	5.49	5.71	(.24)	—	(.24)	23.29	32.22	33.15		.15	.59	.99
10/31/2023	17.40	.16	1.63	1.79	(.18)	(1.19)	(1.37)	17.82	10.98	23.15		.15	.59	.88
10/31/2022	25.40	.14	(7.27)	(7.13)	(.16)	(.71)	(.87)	17.40	(29.05)	17.16		.16	.60	.72
10/31/2021	18.67	.10	6.84	6.94	(.10)	(.11)	(.21)	25.40	37.39	18.15		.15	.58	.44
Class R-5:
10/31/2025	23.64	.16	5.08	5.24	(.22)	(.82)	(1.04)	27.84	23.06	27.06		.06	.50	.64
10/31/2024	18.08	.27	5.54	5.81	(.25)	—	(.25)	23.64	32.35	15.06		.06	.50	1.23
10/31/2023	17.63	.19	1.64	1.83	(.19)	(1.19)	(1.38)	18.08	11.12	14.06		.06	.50	1.05
10/31/2022	25.72	.18	(7.39)	(7.21)	(.17)	(.71)	(.88)	17.63	(28.99)	12.06		.06	.50	.86
10/31/2021	18.90	.13	6.91	7.04	(.11)	(.11)	(.22)	25.72	37.49	17.06		.06	.49	.55
Class R-6:
10/31/2025	23.70	.22	5.06	5.28	(.24)	(.82)	(1.06)	27.92	23.16	201.01		.01	.45	.91
10/31/2024	18.13	.26	5.57	5.83	(.26)	—	(.26)	23.70	32.38	166.01		.01	.45	1.16
10/31/2023	17.68	.20	1.65	1.85	(.21)	(1.19)	(1.40)	18.13	11.15	126.01		.01	.45	1.10
10/31/2022	25.79	.19	(7.40)	(7.21)	(.19)	(.71)	(.90)	17.68	(28.95)	106.01		.01	.45	.92
10/31/2021	18.94	.14	6.94	7.08	(.12)	(.11)	(.23)	25.79	37.63	146.01		.01	.44	.60

97     American Funds Portfolio Series / Prospectus

American Funds Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2025	$26.18	$.12	$5.61	$5.73	$(.12)	$(1.36)	$(1.48)	$30.43	22.91%	$14,839.34%				.34%		.71%		.44%
10/31/2024	19.36	.12	7.06	7.18	(.16)	(.20)	(.36)	26.18	37.40	11,859.35				.35		.72		.51
10/31/2023	19.25	.09	1.77	1.86	(.06)	(1.69)	(1.75)	19.36	10.73	8,407.37				.37		.75		.44
10/31/2022	27.69	.04	(7.57)	(7.53)	(.01)	(.90)	(.91)	19.25	(28.11)	7,384.36				.36		.73		.16
10/31/2021	20.30	.06	8.12	8.18	(.10)	(.69)	(.79)	27.69	41.12	9,462.36				.36		.73		.25
Class C:
10/31/2025	25.08	(.08)	5.36	5.28	—	(1.36)	(1.36)	29.00	22.00	1,364		1.10		1.10		1.47		(.29)
10/31/2024	18.57	(.05)	6.76	6.71	— [6]	(.20)	(.20)	25.08	36.34	1,223		1.10		1.10		1.47		(.20)
10/31/2023	18.60	(.06)	1.72	1.66	—	(1.69)	(1.69)	18.57	9.91	1,006		1.12		1.12		1.50		(.29)
10/31/2022	26.98	(.12)	(7.36)	(7.48)	—	(.90)	(.90)	18.60	(28.67)	1,011		1.11		1.11		1.48		(.58)
10/31/2021	19.86	(.12)	7.93	7.81	—	(.69)	(.69)	26.98	40.02	1,483		1.10		1.10		1.47		(.47)
Class T:
10/31/2025	26.25	.19	5.62	5.81	(.18)	(1.36)	(1.54)	30.52	23.22 [7]	—	[8]	.09	[7]	.09	[7]	.46	[7]	.72	[7]
10/31/2024	19.42	.19	7.05	7.24	(.21)	(.20)	(.41)	26.25	37.67 [7]	—	[8]	.10	[7]	.10	[7]	.47	[7]	.78	[7]
10/31/2023	19.30	.15	1.77	1.92	(.11)	(1.69)	(1.80)	19.42	11.08 [7]	—	[8]	.09	[7]	.09	[7]	.47	[7]	.76	[7]
10/31/2022	27.74	.10	(7.58)	(7.48)	(.06)	(.90)	(.96)	19.30	(27.91)[7]	—	[8]	.10	[7]	.10	[7]	.47	[7]	.44	[7]
10/31/2021	20.34	.13	8.11	8.24	(.15)	(.69)	(.84)	27.74	41.37 [7]	—	[8]	.13	[7]	.13	[7]	.50	[7]	.50	[7]
Class F-1:
10/31/2025	26.19	.10	5.62	5.72	(.11)	(1.36)	(1.47)	30.44	22.88	182.37				.37		.74		.38
10/31/2024	19.38	.12	7.04	7.16	(.15)	(.20)	(.35)	26.19	37.29	125.37				.37		.74		.50
10/31/2023	19.25	.09	1.78	1.87	(.05)	(1.69)	(1.74)	19.38	10.75	91.37				.37		.75		.45
10/31/2022	27.68	.03	(7.56)	(7.53)	—	(.90)	(.90)	19.25	(28.11)	95.38				.38		.75		.15
10/31/2021	20.30	.08	8.09	8.17	(.10)	(.69)	(.79)	27.68	41.05	127.37				.37		.74		.31
Class F-2:
10/31/2025	26.37	.18	5.66	5.84	(.18)	(1.36)	(1.54)	30.67	23.23	2,049.10				.10		.47		.68
10/31/2024	19.50	.18	7.10	7.28	(.21)	(.20)	(.41)	26.37	37.70	1,558.10				.10		.47		.76
10/31/2023	19.38	.14	1.78	1.92	(.11)	(1.69)	(1.80)	19.50	11.01	1,064.11				.11		.49		.71
10/31/2022	27.86	.09	(7.60)	(7.51)	(.07)	(.90)	(.97)	19.38	(27.92)	967.12				.12		.49		.41
10/31/2021	20.42	.12	8.16	8.28	(.15)	(.69)	(.84)	27.86	41.43	1,287.11				.11		.48		.49
Class F-3:
10/31/2025	26.32	.21	5.63	5.84	(.20)	(1.36)	(1.56)	30.60	23.31	407.01				.01		.38		.77
10/31/2024	19.46	.21	7.08	7.29	(.23)	(.20)	(.43)	26.32	37.84	323.01				.01		.38		.87
10/31/2023	19.35	.17	1.76	1.93	(.13)	(1.69)	(1.82)	19.46	11.12	223.01				.01		.39		.85
10/31/2022	27.81	.11	(7.58)	(7.47)	(.09)	(.90)	(.99)	19.35	(27.84)	237.01				.01		.38		.51
10/31/2021	20.38	.14	8.15	8.29	(.17)	(.69)	(.86)	27.81	41.58	290.01				.01		.38		.55
Class 529-A:
10/31/2025	26.11	.11	5.59	5.70	(.11)	(1.36)	(1.47)	30.34	22.86	3,512.38				.38		.75		.39
10/31/2024	19.32	.11	7.03	7.14	(.15)	(.20)	(.35)	26.11	37.27	2,750.39				.39		.76		.46
10/31/2023	19.21	.08	1.77	1.85	(.05)	(1.69)	(1.74)	19.32	10.70	1,876.41				.41		.79		.39
10/31/2022	27.63	.03	(7.55)	(7.52)	— [6]	(.90)	(.90)	19.21	(28.12)	1,604.40				.40		.77		.12
10/31/2021	20.26	.05	8.11	8.16	(.10)	(.69)	(.79)	27.63	41.07	2,002.39				.39		.76		.21
Class 529-C:
10/31/2025	25.01	(.09)	5.34	5.25	—	(1.36)	(1.36)	28.90	21.94	127		1.14		1.14		1.51		(.34)
10/31/2024	18.53	(.06)	6.74	6.68	—	(.20)	(.20)	25.01	36.25	117		1.15		1.15		1.52		(.25)
10/31/2023	18.57	(.07)	1.72	1.65	—	(1.69)	(1.69)	18.53	9.87	98		1.18		1.18		1.56		(.35)
10/31/2022	26.94	(.13)	(7.34)	(7.47)	—	(.90)	(.90)	18.57	(28.67)	101		1.16		1.16		1.53		(.62)
10/31/2021	19.84	(.12)	7.91	7.79	—	(.69)	(.69)	26.94	39.96	156		1.14		1.14		1.51		(.51)
Class 529-E:
10/31/2025	25.78	.05	5.52	5.57	(.06)	(1.36)	(1.42)	29.93	22.59	124.62				.62		.99		.17
10/31/2024	19.08	.06	6.95	7.01	(.11)	(.20)	(.31)	25.78	37.01	100.61				.61		.98		.25
10/31/2023	18.99	.03	1.76	1.79	(.01)	(1.69)	(1.70)	19.08	10.47	69.63				.63		1.01		.18
10/31/2022	27.39	(.02)	(7.48)	(7.50)	—	(.90)	(.90)	18.99	(28.30)	59.61				.61		.98		(.09)
10/31/2021	20.10	(.01)	8.04	8.03	(.05)	(.69)	(.74)	27.39	40.74	74.61				.61		.98		(.02)
Class 529-T:
10/31/2025	26.23	.17	5.63	5.80	(.17)	(1.36)	(1.53)	30.50	23.18 [7]	—	[8]	.14	[7]	.14	[7]	.51	[7]	.64	[7]
10/31/2024	19.40	.17	7.06	7.23	(.20)	(.20)	(.40)	26.23	37.62 [7]	—	[8]	.15	[7]	.15	[7]	.52	[7]	.72	[7]
10/31/2023	19.29	.13	1.77	1.90	(.10)	(1.69)	(1.79)	19.40	10.96 [7]	—	[8]	.16	[7]	.16	[7]	.54	[7]	.66	[7]
10/31/2022	27.73	.08	(7.57)	(7.49)	(.05)	(.90)	(.95)	19.29	(27.96)[7]	—	[8]	.15	[7]	.15	[7]	.52	[7]	.38	[7]
10/31/2021	20.33	.11	8.12	8.23	(.14)	(.69)	(.83)	27.73	41.33 [7]	—	[8]	.17	[7]	.17	[7]	.54	[7]	.44	[7]
Class 529-F-1:
10/31/2025	26.27	.17	5.63	5.80	(.16)	(1.36)	(1.52)	30.55	23.15 [7]	—	[8]	.17	[7]	.17	[7]	.54	[7]	.62	[7]
10/31/2024	19.43	.17	7.06	7.23	(.19)	(.20)	(.39)	26.27	37.57 [7]	—	[8]	.18	[7]	.18	[7]	.55	[7]	.70	[7]
10/31/2023	19.31	.12	1.78	1.90	(.09)	(1.69)	(1.78)	19.43	10.96 [7]	—	[8]	.19	[7]	.19	[7]	.57	[7]	.62	[7]
10/31/2022	27.76	.08	(7.58)	(7.50)	(.05)	(.90)	(.95)	19.31	(27.97)[7]	—	[8]	.20	[7]	.20	[7]	.57	[7]	.34	[7]
10/31/2021	20.37	.10	8.14	8.24	(.16)	(.69)	(.85)	27.76	41.34 [7]	—	[8]	.18	[7]	.18	[7]	.55	[7]	.41	[7]
American Funds Portfolio Series / Prospectus     98

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class 529-F-2:
10/31/2025	$26.19	$.17	$5.62	$5.79	$(.18)	$(1.36)	$(1.54)	$30.44	23.18%	$649.12%			.12%	.49%	.63%
10/31/2024	19.37	.17	7.06	7.23	(.21)	(.20)	(.41)	26.19	37.68	455.13			.13	.50	.71
10/31/2023	19.26	.13	1.78	1.91	(.11)	(1.69)	(1.80)	19.37	11.02	289.12			.12	.50	.68
10/31/2022	27.69	.09	(7.56)	(7.47)	(.06)	(.90)	(.96)	19.26	(27.94)	232.13			.13	.50	.40
10/31/2021	20.30	.11	8.11	8.22	(.14)	(.69)	(.83)	27.69	41.36	289.16			.16	.53	.42
Class 529-F-3:
10/31/2025	26.18	.19	5.61	5.80	(.19)	(1.36)	(1.55)	30.43	23.26	—	[8]	.06	.06	.43	.72
10/31/2024	19.36	.20	7.03	7.23	(.21)	(.20)	(.41)	26.18	37.75	—	[8]	.06	.06	.43	.82
10/31/2023	19.25	.15	1.77	1.92	(.12)	(1.69)	(1.81)	19.36	11.10	—	[8]	.07	.07	.45	.74
10/31/2022	27.68	.10	(7.55)	(7.45)	(.08)	(.90)	(.98)	19.25	(27.90)	—	[8]	.07	.07	.44	.46
10/31/2021	20.30	.14	8.10	8.24	(.17)	(.69)	(.86)	27.68	41.48	—	[8]	.11	.07	.44	.55
Class ABLE-A:
10/31/2025	26.08	.13	5.61	5.74	(.14)	(1.36)	(1.50)	30.32	23.05	29.30			.25	.62	.48
10/31/2024	19.29	.13	7.03	7.16	(.17)	(.20)	(.37)	26.08	37.48	19.31			.25	.62	.55
10/31/2023	19.18	.10	1.78	1.88	(.08)	(1.69)	(1.77)	19.29	10.90	11.32			.26	.64	.50
10/31/2022	27.59	.05	(7.52)	(7.47)	(.04)	(.90)	(.94)	19.18	(28.02)	7.31			.25	.62	.23
10/31/2021	20.21	.09	8.09	8.18	(.11)	(.69)	(.80)	27.59	41.33	6.24			.18	.55	.35
Class ABLE-F-2:
10/31/2025	26.22	.18	5.65	5.83	(.19)	(1.36)	(1.55)	30.50	23.31	2.10			.05	.42	.67
10/31/2024	19.38	.16	7.09	7.25	(.21)	(.20)	(.41)	26.22	37.79	1.11			.05	.42	.66
10/31/2023	19.27	.13	1.79	1.92	(.12)	(1.69)	(1.81)	19.38	11.07	—	[8]	.12	.06	.44	.64
10/31/2022	27.71	.09	(7.55)	(7.46)	(.08)	(.90)	(.98)	19.27	(27.91)	—	[8]	.11	.05	.42	.41
10/31/2021	20.30	.09	8.18	8.27	(.17)	(.69)	(.86)	27.71	41.63	—	[8]	.11	.04	.41	.34
Class R-1:
10/31/2025	25.15	(.08)	5.38	5.30	—	(1.36)	(1.36)	29.09	22.02	67		1.10	1.10	1.47	(.32)
10/31/2024	18.64	(.05)	6.78	6.73	(.02)	(.20)	(.22)	25.15	36.29	54		1.10	1.10	1.47	(.22)
10/31/2023	18.66	(.05)	1.72	1.67	—	(1.69)	(1.69)	18.64	9.94	38		1.10	1.10	1.48	(.28)
10/31/2022	27.05	(.12)	(7.37)	(7.49)	—	(.90)	(.90)	18.66	(28.63)	34		1.10	1.10	1.47	(.57)
10/31/2021	19.91	(.12)	7.95	7.83	—	(.69)	(.69)	27.05	40.02	45		1.10	1.10	1.47	(.50)
Class R-2:
10/31/2025	25.06	(.08)	5.36	5.28	—	(1.36)	(1.36)	28.98	22.02	324		1.09	1.09	1.46	(.30)
10/31/2024	18.57	(.04)	6.75	6.71	(.02)	(.20)	(.22)	25.06	36.34	273		1.09	1.09	1.46	(.18)
10/31/2023	18.59	(.05)	1.72	1.67	—	(1.69)	(1.69)	18.57	9.98	212		1.09	1.09	1.47	(.27)
10/31/2022	26.96	(.12)	(7.35)	(7.47)	—	(.90)	(.90)	18.59	(28.65)	197		1.10	1.10	1.47	(.55)
10/31/2021	19.84	(.11)	7.92	7.81	—	(.69)	(.69)	26.96	40.07	321		1.09	1.09	1.46	(.47)
Class R-2E:
10/31/2025	25.50	— [6]	5.45	5.45	—	(1.36)	(1.36)	29.59	22.32	14.81			.81	1.18	(.01)
10/31/2024	18.89	.01	6.88	6.89	(.08)	(.20)	(.28)	25.50	36.75	12.80			.80	1.17	.06
10/31/2023	18.84	— [6]	1.74	1.74	—	(1.69)	(1.69)	18.89	10.24	11.81			.81	1.19	(.01)
10/31/2022	27.22	(.05)	(7.43)	(7.48)	—	(.90)	(.90)	18.84	(28.41)	9.82			.82	1.19	(.24)
10/31/2021	19.98	(.04)	7.98	7.94	(.01)	(.69)	(.70)	27.22	40.44	15.81			.81	1.18	(.15)
Class R-3:
10/31/2025	25.81	.03	5.54	5.57	(.05)	(1.36)	(1.41)	29.97	22.56	413.64			.64	1.01	.12
10/31/2024	19.11	.05	6.96	7.01	(.11)	(.20)	(.31)	25.81	36.95	315.64			.64	1.01	.22
10/31/2023	19.01	.03	1.76	1.79	— [6]	(1.69)	(1.69)	19.11	10.45	218.65			.65	1.03	.15
10/31/2022	27.42	(.03)	(7.48)	(7.51)	—	(.90)	(.90)	19.01	(28.31)	180.65			.65	1.02	(.12)
10/31/2021	20.12	(.01)	8.05	8.04	(.05)	(.69)	(.74)	27.42	40.69	235.65			.65	1.02	(.05)
Class R-4:
10/31/2025	26.15	.13	5.59	5.72	(.12)	(1.36)	(1.48)	30.39	22.92	133.34			.34	.71	.47
10/31/2024	19.34	.13	7.04	7.17	(.16)	(.20)	(.36)	26.15	37.40	117.34			.34	.71	.52
10/31/2023	19.23	.09	1.77	1.86	(.06)	(1.69)	(1.75)	19.34	10.76	83.34			.34	.72	.47
10/31/2022	27.64	.04	(7.55)	(7.51)	—	(.90)	(.90)	19.23	(28.08)	76.34			.34	.71	.17
10/31/2021	20.27	.07	8.09	8.16	(.10)	(.69)	(.79)	27.64	41.09	102.35			.35	.72	.26
Class R-5E:
10/31/2025	26.15	.17	5.61	5.78	(.17)	(1.36)	(1.53)	30.40	23.19	122.14			.14	.51	.63
10/31/2024	19.34	.17	7.04	7.21	(.20)	(.20)	(.40)	26.15	37.66	92.15			.15	.52	.70
10/31/2023	19.24	.12	1.78	1.90	(.11)	(1.69)	(1.80)	19.34	10.96	58.15			.15	.53	.62
10/31/2022	27.67	.08	(7.55)	(7.47)	(.06)	(.90)	(.96)	19.24	(27.95)	42.15			.15	.52	.34
10/31/2021	20.29	.12	8.10	8.22	(.15)	(.69)	(.84)	27.67	41.36	40.15			.15	.52	.48
Class R-5:
10/31/2025	26.54	.18	5.71	5.89	(.19)	(1.36)	(1.55)	30.88	23.28	60.06			.06	.43	.65
10/31/2024	19.62	.20	7.14	7.34	(.22)	(.20)	(.42)	26.54	37.78	41.06			.06	.43	.84
10/31/2023	19.49	.15	1.79	1.94	(.12)	(1.69)	(1.81)	19.62	11.08	33.06			.06	.44	.76
10/31/2022	28.01	.11	(7.65)	(7.54)	(.08)	(.90)	(.98)	19.49	(27.89)	30.06			.06	.43	.48
10/31/2021	20.52	.14	8.20	8.34	(.16)	(.69)	(.85)	28.01	41.53	41.06			.06	.43	.56

99     American Funds Portfolio Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-6:
10/31/2025	$26.47	$.20	$5.68	$5.88	$(.20)	$(1.36)	$(1.56)	$30.79	23.33%	$553.01%		.01%	.38%	.72%
10/31/2024	19.57	.20	7.13	7.33	(.23)	(.20)	(.43)	26.47	37.83	350.01		.01	.38	.81
10/31/2023	19.45	.15	1.79	1.94	(.13)	(1.69)	(1.82)	19.57	11.11	210.01		.01	.39	.77
10/31/2022	27.95	.11	(7.62)	(7.51)	(.09)	(.90)	(.99)	19.45	(27.84)	161.01		.01	.38	.51
10/31/2021	20.48	.15	8.18	8.33	(.17)	(.69)	(.86)	27.95	41.57	186.01		.01	.38	.60

American Funds Portfolio Series / Prospectus     100

American Funds Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2025	$19.57	$.36	$3.00	$3.36	$(.36)	$(.56)	$(.92)	$22.01	17.81%	$14,324.33%				.33%		.66%		1.77%
10/31/2024	15.59	.36	4.12	4.48	(.36)	(.14)	(.50)	19.57	28.99	12,189.33				.33		.66		1.94
10/31/2023	15.38	.33	.87	1.20	(.33)	(.66)	(.99)	15.59	8.10	9,394.33				.33		.67		2.08
10/31/2022	19.63	.27	(3.51)	(3.24)	(.27)	(.74)	(1.01)	15.38	(17.38)	8,590.34				.34		.67		1.58
10/31/2021	15.64	.23	4.44	4.67	(.26)	(.42)	(.68)	19.63	30.44	9,886.34				.34		.66		1.24
Class C:
10/31/2025	19.42	.21	2.97	3.18	(.21)	(.56)	(.77)	21.83	16.92	1,107		1.06		1.06		1.39		1.05
10/31/2024	15.48	.22	4.08	4.30	(.22)	(.14)	(.36)	19.42	27.98	1,090		1.07		1.07		1.40		1.23
10/31/2023	15.27	.21	.87	1.08	(.21)	(.66)	(.87)	15.48	7.34	1,007		1.08		1.08		1.42		1.35
10/31/2022	19.49	.14	(3.49)	(3.35)	(.13)	(.74)	(.87)	15.27	(17.98)	1,097		1.07		1.07		1.40		.84
10/31/2021	15.53	.09	4.42	4.51	(.13)	(.42)	(.55)	19.49	29.51	1,489		1.07		1.07		1.39		.52
Class T:
10/31/2025	19.58	.41	3.00	3.41	(.41)	(.56)	(.97)	22.02	18.11 [7]	—	[8]	.06	[7]	.06	[7]	.39	[7]	2.06	[7]
10/31/2024	15.60	.41	4.11	4.52	(.40)	(.14)	(.54)	19.58	29.30 [7]	—	[8]	.07	[7]	.07	[7]	.40	[7]	2.22	[7]
10/31/2023	15.38	.38	.88	1.26	(.38)	(.66)	(1.04)	15.60	8.47 [7]	—	[8]	.05	[7]	.05	[7]	.39	[7]	2.39	[7]
10/31/2022	19.63	.32	(3.52)	(3.20)	(.31)	(.74)	(1.05)	15.38	(17.15)[7]	—	[8]	.07	[7]	.07	[7]	.40	[7]	1.86	[7]
10/31/2021	15.64	.28	4.43	4.71	(.30)	(.42)	(.72)	19.63	30.75 [7]	—	[8]	.09	[7]	.09	[7]	.41	[7]	1.50	[7]
Class F-1:
10/31/2025	19.57	.35	3.00	3.35	(.35)	(.56)	(.91)	22.01	17.76	264.37				.37		.70		1.72
10/31/2024	15.59	.35	4.12	4.47	(.35)	(.14)	(.49)	19.57	28.93	214.37				.37		.70		1.91
10/31/2023	15.38	.33	.87	1.20	(.33)	(.66)	(.99)	15.59	8.05	174.37				.37		.71		2.05
10/31/2022	19.63	.26	(3.51)	(3.25)	(.26)	(.74)	(1.00)	15.38	(17.41)	175.38				.38		.71		1.54
10/31/2021	15.64	.22	4.44	4.66	(.25)	(.42)	(.67)	19.63	30.39	215.37				.37		.69		1.23
Class F-2:
10/31/2025	19.61	.40	3.01	3.41	(.40)	(.56)	(.96)	22.06	18.07	1,911.11				.11		.44		1.99
10/31/2024	15.62	.39	4.14	4.53	(.40)	(.14)	(.54)	19.61	29.27	1,535.11				.11		.44		2.14
10/31/2023	15.40	.37	.88	1.25	(.37)	(.66)	(1.03)	15.62	8.39	1,132.11				.11		.45		2.31
10/31/2022	19.66	.31	(3.52)	(3.21)	(.31)	(.74)	(1.05)	15.40	(17.21)	1,077.12				.12		.45		1.81
10/31/2021	15.66	.27	4.45	4.72	(.30)	(.42)	(.72)	19.66	30.75	1,273.11				.11		.43		1.47
Class F-3:
10/31/2025	19.58	.42	3.01	3.43	(.42)	(.56)	(.98)	22.03	18.22	411.01				.01		.34		2.10
10/31/2024	15.60	.41	4.12	4.53	(.41)	(.14)	(.55)	19.58	29.37	361.01				.01		.34		2.26
10/31/2023	15.39	.39	.86	1.25	(.38)	(.66)	(1.04)	15.60	8.44	262.01				.01		.35		2.42
10/31/2022	19.64	.33	(3.52)	(3.19)	(.32)	(.74)	(1.06)	15.39	(17.09)	252.01				.01		.34		1.91
10/31/2021	15.64	.29	4.45	4.74	(.32)	(.42)	(.74)	19.64	30.92	269.01				.01		.33		1.55
Class 529-A:
10/31/2025	19.56	.35	2.99	3.34	(.35)	(.56)	(.91)	21.99	17.74	1,626.35				.35		.68		1.74
10/31/2024	15.58	.35	4.12	4.47	(.35)	(.14)	(.49)	19.56	28.96	1,365.37				.37		.70		1.90
10/31/2023	15.37	.32	.88	1.20	(.33)	(.66)	(.99)	15.58	8.06	1,033.38				.38		.72		2.03
10/31/2022	19.62	.27	(3.52)	(3.25)	(.26)	(.74)	(1.00)	15.37	(17.40)	925.36				.36		.69		1.56
10/31/2021	15.63	.22	4.45	4.67	(.26)	(.42)	(.68)	19.62	30.42	1,042.37				.37		.69		1.22
Class 529-C:
10/31/2025	19.47	.20	2.98	3.18	(.20)	(.56)	(.76)	21.89	16.87	69		1.11		1.11		1.44		1.00
10/31/2024	15.52	.21	4.09	4.30	(.21)	(.14)	(.35)	19.47	27.91	67		1.12		1.12		1.45		1.16
10/31/2023	15.30	.20	.88	1.08	(.20)	(.66)	(.86)	15.52	7.32	61		1.14		1.14		1.48		1.28
10/31/2022	19.53	.13	(3.50)	(3.37)	(.12)	(.74)	(.86)	15.30	(18.05)	65		1.13		1.13		1.46		.78
10/31/2021	15.56	.08	4.42	4.50	(.11)	(.42)	(.53)	19.53	29.42	93		1.12		1.12		1.44		.46
Class 529-E:
10/31/2025	19.50	.30	2.99	3.29	(.30)	(.56)	(.86)	21.93	17.50	53.60				.60		.93		1.51
10/31/2024	15.54	.31	4.10	4.41	(.31)	(.14)	(.45)	19.50	28.62	48.60				.60		.93		1.68
10/31/2023	15.33	.29	.87	1.16	(.29)	(.66)	(.95)	15.54	7.84	40.60				.60		.94		1.80
10/31/2022	19.57	.23	(3.51)	(3.28)	(.22)	(.74)	(.96)	15.33	(17.60)	35.60				.60		.93		1.33
10/31/2021	15.59	.18	4.43	4.61	(.21)	(.42)	(.63)	19.57	30.14	42.60				.60		.92		.99
Class 529-T:
10/31/2025	19.58	.40	3.00	3.40	(.40)	(.56)	(.96)	22.02	18.05 [7]	—	[8]	.11	[7]	.11	[7]	.44	[7]	1.99	[7]
10/31/2024	15.60	.39	4.12	4.51	(.39)	(.14)	(.53)	19.58	29.22 [7]	—	[8]	.13	[7]	.13	[7]	.46	[7]	2.15	[7]
10/31/2023	15.38	.37	.88	1.25	(.37)	(.66)	(1.03)	15.60	8.40 [7]	—	[8]	.13	[7]	.13	[7]	.47	[7]	2.28	[7]
10/31/2022	19.63	.31	(3.52)	(3.21)	(.30)	(.74)	(1.04)	15.38	(17.19)[7]	—	[8]	.11	[7]	.11	[7]	.44	[7]	1.80	[7]
10/31/2021	15.64	.27	4.44	4.71	(.30)	(.42)	(.72)	19.63	30.68 [7]	—	[8]	.14	[7]	.14	[7]	.46	[7]	1.45	[7]
Class 529-F-1:
10/31/2025	19.58	.39	3.01	3.40	(.39)	(.56)	(.95)	22.03	18.03 [7]	—	[8]	.16	[7]	.16	[7]	.49	[7]	1.93	[7]
10/31/2024	15.60	.38	4.12	4.50	(.38)	(.14)	(.52)	19.58	29.15 [7]	—	[8]	.18	[7]	.18	[7]	.51	[7]	2.09	[7]
10/31/2023	15.38	.36	.88	1.24	(.36)	(.66)	(1.02)	15.60	8.34 [7]	—	[8]	.17	[7]	.17	[7]	.51	[7]	2.24	[7]
10/31/2022	19.64	.30	(3.53)	(3.23)	(.29)	(.74)	(1.03)	15.38	(17.29)[7]	—	[8]	.19	[7]	.19	[7]	.52	[7]	1.73	[7]
10/31/2021	15.65	.23	4.47	4.70	(.29)	(.42)	(.71)	19.64	30.62 [7]	—	[8]	.17	[7]	.17	[7]	.49	[7]	1.27	[7]

101     American Funds Portfolio Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class 529-F-2:
10/31/2025	$19.57	$.40	$3.00	$3.40	$(.40)	$(.56)	$(.96)	$22.01	18.07%	$260.10%			.10%	.43%	1.98%
10/31/2024	15.59	.39	4.13	4.52	(.40)	(.14)	(.54)	19.57	29.26	203.11			.11	.44	2.14
10/31/2023	15.38	.37	.87	1.24	(.37)	(.66)	(1.03)	15.59	8.35	141.10			.10	.44	2.28
10/31/2022	19.63	.31	(3.51)	(3.20)	(.31)	(.74)	(1.05)	15.38	(17.18)	110.11			.11	.44	1.81
10/31/2021	15.64	.27	4.44	4.71	(.30)	(.42)	(.72)	19.63	30.70	113.13			.13	.45	1.45
Class 529-F-3:
10/31/2025	19.58	.41	3.00	3.41	(.41)	(.56)	(.97)	22.02	18.12	—	[8]	.06	.06	.39	2.04
10/31/2024	15.60	.41	4.12	4.53	(.41)	(.14)	(.55)	19.58	29.30	—	[8]	.06	.06	.39	2.21
10/31/2023	15.38	.37	.88	1.25	(.37)	(.66)	(1.03)	15.60	8.45	—	[8]	.07	.07	.41	2.34
10/31/2022	19.63	.32	(3.52)	(3.20)	(.31)	(.74)	(1.05)	15.38	(17.15)	—	[8]	.07	.07	.40	1.85
10/31/2021	15.64	.28	4.44	4.72	(.31)	(.42)	(.73)	19.63	30.78	—	[8]	.12	.07	.39	1.52
Class ABLE-A:
10/31/2025	19.60	.37	3.00	3.37	(.36)	(.56)	(.92)	22.05	17.88	19.29			.24	.57	1.83
10/31/2024	15.61	.36	4.13	4.49	(.36)	(.14)	(.50)	19.60	29.06	13.30			.24	.57	1.98
10/31/2023	15.38	.34	.89	1.23	(.34)	(.66)	(1.00)	15.61	8.28	8.30			.25	.59	2.11
10/31/2022	19.63	.28	(3.51)	(3.23)	(.28)	(.74)	(1.02)	15.38	(17.32)	6.29			.23	.56	1.67
10/31/2021	15.63	.26	4.44	4.70	(.28)	(.42)	(.70)	19.63	30.69	5.21			.15	.47	1.41
Class ABLE-F-2:
10/31/2025	19.62	.41	3.01	3.42	(.40)	(.56)	(.96)	22.08	18.15	2.09			.03	.36	2.03
10/31/2024	15.62	.39	4.15	4.54	(.40)	(.14)	(.54)	19.62	29.37	1.09			.04	.37	2.12
10/31/2023	15.39	.37	.89	1.26	(.37)	(.66)	(1.03)	15.62	8.48	—	[8]	.10	.04	.38	2.33
10/31/2022	19.64	.32	(3.52)	(3.20)	(.31)	(.74)	(1.05)	15.39	(17.15)	—	[8]	.09	.04	.37	1.89
10/31/2021	15.64	.30	4.43	4.73	(.31)	(.42)	(.73)	19.64	30.86	—	[8]	.09	.03	.35	1.59
Class R-1:
10/31/2025	19.44	.20	2.98	3.18	(.21)	(.56)	(.77)	21.85	16.90	28		1.09	1.09	1.42	1.01
10/31/2024	15.50	.21	4.09	4.30	(.22)	(.14)	(.36)	19.44	27.96	24		1.09	1.09	1.42	1.18
10/31/2023	15.28	.21	.88	1.09	(.21)	(.66)	(.87)	15.50	7.37	19		1.10	1.10	1.44	1.31
10/31/2022	19.51	.14	(3.50)	(3.36)	(.13)	(.74)	(.87)	15.28	(18.01)	20		1.08	1.08	1.41	.84
10/31/2021	15.55	.09	4.42	4.51	(.13)	(.42)	(.55)	19.51	29.48	24		1.09	1.09	1.41	.50
Class R-2:
10/31/2025	19.37	.21	2.97	3.18	(.21)	(.56)	(.77)	21.78	16.98	234		1.07	1.07	1.40	1.06
10/31/2024	15.44	.22	4.07	4.29	(.22)	(.14)	(.36)	19.37	28.02	227		1.07	1.07	1.40	1.23
10/31/2023	15.24	.21	.87	1.08	(.22)	(.66)	(.88)	15.44	7.32	195		1.08	1.08	1.42	1.34
10/31/2022	19.46	.14	(3.49)	(3.35)	(.13)	(.74)	(.87)	15.24	(18.01)	184		1.08	1.08	1.41	.83
10/31/2021	15.51	.09	4.41	4.50	(.13)	(.42)	(.55)	19.46	29.49	198		1.08	1.08	1.40	.51
Class R-2E:
10/31/2025	19.49	.26	2.98	3.24	(.26)	(.56)	(.82)	21.91	17.21	19.81			.81	1.14	1.32
10/31/2024	15.53	.28	4.09	4.37	(.27)	(.14)	(.41)	19.49	28.36	18.81			.81	1.14	1.56
10/31/2023	15.32	.26	.87	1.13	(.26)	(.66)	(.92)	15.53	7.65	20.81			.81	1.15	1.61
10/31/2022	19.56	.20	(3.52)	(3.32)	(.18)	(.74)	(.92)	15.32	(17.79)	16.81			.81	1.14	1.14
10/31/2021	15.59	.14	4.43	4.57	(.18)	(.42)	(.60)	19.56	29.81	22.81			.81	1.13	.78
Class R-3:
10/31/2025	19.48	.29	2.98	3.27	(.29)	(.56)	(.85)	21.90	17.43	257.65			.65	.98	1.45
10/31/2024	15.52	.30	4.10	4.40	(.30)	(.14)	(.44)	19.48	28.61	221.65			.65	.98	1.62
10/31/2023	15.31	.28	.87	1.15	(.28)	(.66)	(.94)	15.52	7.80	160.65			.65	.99	1.74
10/31/2022	19.55	.22	(3.51)	(3.29)	(.21)	(.74)	(.95)	15.31	(17.67)	139.65			.65	.98	1.26
10/31/2021	15.58	.17	4.43	4.60	(.21)	(.42)	(.63)	19.55	30.03	169.65			.65	.97	.93
Class R-4:
10/31/2025	19.57	.35	3.00	3.35	(.35)	(.56)	(.91)	22.01	17.79	103.34			.34	.67	1.75
10/31/2024	15.59	.36	4.11	4.47	(.35)	(.14)	(.49)	19.57	28.97	85.34			.34	.67	1.94
10/31/2023	15.37	.33	.88	1.21	(.33)	(.66)	(.99)	15.59	8.16	72.34			.34	.68	2.06
10/31/2022	19.62	.27	(3.52)	(3.25)	(.26)	(.74)	(1.00)	15.37	(17.40)	69.34			.34	.67	1.57
10/31/2021	15.63	.23	4.44	4.67	(.26)	(.42)	(.68)	19.62	30.44	87.35			.35	.67	1.23
Class R-5E:
10/31/2025	19.55	.39	2.99	3.38	(.39)	(.56)	(.95)	21.98	17.98	52.15			.15	.48	1.96
10/31/2024	15.57	.38	4.13	4.51	(.39)	(.14)	(.53)	19.55	29.26	45.14			.14	.47	2.09
10/31/2023	15.36	.36	.87	1.23	(.36)	(.66)	(1.02)	15.57	8.31	30.15			.15	.49	2.22
10/31/2022	19.61	.30	(3.51)	(3.21)	(.30)	(.74)	(1.04)	15.36	(17.23)	22.15			.15	.48	1.76
10/31/2021	15.62	.27	4.43	4.70	(.29)	(.42)	(.71)	19.61	30.71	17.15			.15	.47	1.47
Class R-5:
10/31/2025	19.66	.40	3.03	3.43	(.41)	(.56)	(.97)	22.12	18.14	51.07			.07	.40	1.95
10/31/2024	15.66	.41	4.14	4.55	(.41)	(.14)	(.55)	19.66	29.32	30.06			.06	.39	2.22
10/31/2023	15.44	.38	.88	1.26	(.38)	(.66)	(1.04)	15.66	8.43	24.06			.06	.40	2.36
10/31/2022	19.71	.32	(3.54)	(3.22)	(.31)	(.74)	(1.05)	15.44	(17.17)	24.06			.06	.39	1.88
10/31/2021	15.70	.28	4.46	4.74	(.31)	(.42)	(.73)	19.71	30.80	33.06			.06	.38	1.52

American Funds Portfolio Series / Prospectus     102

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-6:
10/31/2025	$19.62	$.42	$3.01	$3.43	$(.42)	$(.56)	$(.98)	$22.07	18.18%	$901.01%		.01%	.34%	2.06%
10/31/2024	15.63	.41	4.13	4.54	(.41)	(.14)	(.55)	19.62	29.38	643.01		.01	.34	2.23
10/31/2023	15.41	.38	.88	1.26	(.38)	(.66)	(1.04)	15.63	8.50	409.01		.01	.35	2.38
10/31/2022	19.67	.33	(3.53)	(3.20)	(.32)	(.74)	(1.06)	15.41	(17.11)	348.01		.01	.34	1.90
10/31/2021	15.67	.29	4.45	4.74	(.32)	(.42)	(.74)	19.67	30.85	381.01		.01	.33	1.57
103     American Funds Portfolio Series / Prospectus

American Funds Moderate Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2025	$18.44	$.42	$2.32	$2.74	$(.42)	$(.25)	$(.67)	$20.51	15.24%	$10,987.31%				.31%		.65%		2.20%
10/31/2024	15.15	.40	3.30	3.70	(.40)	(.01)	(.41)	18.44	24.58	9,788.32				.32		.66		2.29
10/31/2023	15.28	.34	.43	.77	(.32)	(.58)	(.90)	15.15	5.17	7,949.32				.32		.66		2.17
10/31/2022	18.94	.28	(2.99)	(2.71)	(.29)	(.66)	(.95)	15.28	(15.02)	7,690.33				.33		.66		1.64
10/31/2021	15.57	.26	3.56	3.82	(.31)	(.14)	(.45)	18.94	24.79	8,709.34				.34		.66		1.43
Class C:
10/31/2025	18.31	.28	2.30	2.58	(.27)	(.25)	(.52)	20.37	14.43	816		1.05		1.05		1.39		1.48
10/31/2024	15.05	.27	3.27	3.54	(.27)	(.01)	(.28)	18.31	23.61	847		1.06		1.06		1.40		1.59
10/31/2023	15.17	.22	.45	.67	(.21)	(.58)	(.79)	15.05	4.47	856		1.06		1.06		1.40		1.44
10/31/2022	18.81	.15	(2.97)	(2.82)	(.16)	(.66)	(.82)	15.17	(15.67)	992		1.06		1.06		1.39		.91
10/31/2021	15.47	.13	3.53	3.66	(.18)	(.14)	(.32)	18.81	23.85	1,330		1.06		1.06		1.38		.71
Class T:
10/31/2025	18.45	.47	2.33	2.80	(.47)	(.25)	(.72)	20.53	15.59 [7]	—	[8]	.05	[7]	.05	[7]	.39	[7]	2.48	[7]
10/31/2024	15.16	.45	3.30	3.75	(.45)	(.01)	(.46)	18.45	24.89 [7]	—	[8]	.04	[7]	.04	[7]	.38	[7]	2.57	[7]
10/31/2023	15.28	.39	.44	.83	(.37)	(.58)	(.95)	15.16	5.55 [7]	—	[8]	.02	[7]	.02	[7]	.36	[7]	2.49	[7]
10/31/2022	18.95	.33	(3.00)	(2.67)	(.34)	(.66)	(1.00)	15.28	(14.82)[7]	—	[8]	.05	[7]	.05	[7]	.38	[7]	1.93	[7]
10/31/2021	15.58	.31	3.55	3.86	(.35)	(.14)	(.49)	18.95	25.09 [7]	—	[8]	.06	[7]	.06	[7]	.38	[7]	1.71	[7]
Class F-1:
10/31/2025	18.45	.41	2.33	2.74	(.41)	(.25)	(.66)	20.53	15.23	114.36				.36		.70		2.17
10/31/2024	15.16	.39	3.30	3.69	(.39)	(.01)	(.40)	18.45	24.50	108.36				.36		.70		2.26
10/31/2023	15.28	.33	.45	.78	(.32)	(.58)	(.90)	15.16	5.18	96.36				.36		.70		2.13
10/31/2022	18.95	.27	(3.00)	(2.73)	(.28)	(.66)	(.94)	15.28	(15.11)	104.37				.37		.70		1.60
10/31/2021	15.57	.25	3.57	3.82	(.30)	(.14)	(.44)	18.95	24.80	135.37				.37		.69		1.42
Class F-2:
10/31/2025	18.48	.46	2.31	2.77	(.45)	(.25)	(.70)	20.55	15.44	1,493.11				.11		.45		2.41
10/31/2024	15.18	.44	3.31	3.75	(.44)	(.01)	(.45)	18.48	24.84	1,282.11				.11		.45		2.50
10/31/2023	15.30	.37	.45	.82	(.36)	(.58)	(.94)	15.18	5.45	1,033.11				.11		.45		2.38
10/31/2022	18.97	.31	(2.99)	(2.68)	(.33)	(.66)	(.99)	15.30	(14.86)	1,031.11				.11		.44		1.86
10/31/2021	15.59	.30	3.56	3.86	(.34)	(.14)	(.48)	18.97	25.09	1,219.11				.11		.43		1.66
Class F-3:
10/31/2025	18.45	.48	2.32	2.80	(.47)	(.25)	(.72)	20.53	15.63	393.01				.01		.35		2.51
10/31/2024	15.16	.45	3.30	3.75	(.45)	(.01)	(.46)	18.45	24.93	356.01				.01		.35		2.59
10/31/2023	15.28	.39	.44	.83	(.37)	(.58)	(.95)	15.16	5.56	281.01				.01		.35		2.49
10/31/2022	18.95	.33	(3.00)	(2.67)	(.34)	(.66)	(1.00)	15.28	(14.79)	285.01				.01		.34		1.95
10/31/2021	15.58	.31	3.56	3.87	(.36)	(.14)	(.50)	18.95	25.16	282.01				.01		.33		1.73
Class 529-A:
10/31/2025	18.44	.41	2.32	2.73	(.41)	(.25)	(.66)	20.51	15.21	750.34				.34		.68		2.18
10/31/2024	15.15	.39	3.30	3.69	(.39)	(.01)	(.40)	18.44	24.53	670.35				.35		.69		2.26
10/31/2023	15.27	.33	.45	.78	(.32)	(.58)	(.90)	15.15	5.20	549.36				.36		.70		2.13
10/31/2022	18.94	.27	(2.99)	(2.72)	(.29)	(.66)	(.95)	15.27	(15.10)	532.35				.35		.68		1.62
10/31/2021	15.57	.25	3.56	3.81	(.30)	(.14)	(.44)	18.94	24.75	622.36				.36		.68		1.40
Class 529-C:
10/31/2025	18.37	.27	2.31	2.58	(.26)	(.25)	(.51)	20.44	14.37	36		1.10		1.10		1.44		1.43
10/31/2024	15.10	.27	3.27	3.54	(.26)	(.01)	(.27)	18.37	23.54	38		1.11		1.11		1.45		1.52
10/31/2023	15.22	.22	.43	.65	(.19)	(.58)	(.77)	15.10	4.38	36		1.12		1.12		1.46		1.38
10/31/2022	18.86	.14	(2.97)	(2.83)	(.15)	(.66)	(.81)	15.22	(15.68)	46		1.11		1.11		1.44		.85
10/31/2021	15.51	.12	3.53	3.65	(.16)	(.14)	(.30)	18.86	23.77	65		1.11		1.11		1.43		.66
Class 529-E:
10/31/2025	18.39	.37	2.31	2.68	(.36)	(.25)	(.61)	20.46	14.95	20.59				.59		.93		1.94
10/31/2024	15.11	.35	3.29	3.64	(.35)	(.01)	(.36)	18.39	24.23	19.59				.59		.93		2.03
10/31/2023	15.24	.30	.43	.73	(.28)	(.58)	(.86)	15.11	4.89	17.60				.60		.94		1.90
10/31/2022	18.89	.23	(2.98)	(2.75)	(.24)	(.66)	(.90)	15.24	(15.24)	18.59				.59		.92		1.37
10/31/2021	15.53	.21	3.55	3.76	(.26)	(.14)	(.40)	18.89	24.47	20.59				.59		.91		1.18
Class 529-T:
10/31/2025	18.45	.46	2.32	2.78	(.46)	(.25)	(.71)	20.52	15.47 [7]	—	[8]	.10	[7]	.10	[7]	.44	[7]	2.41	[7]
10/31/2024	15.16	.44	3.29	3.73	(.43)	(.01)	(.44)	18.45	24.81 [7]	—	[8]	.11	[7]	.11	[7]	.45	[7]	2.49	[7]
10/31/2023	15.28	.38	.44	.82	(.36)	(.58)	(.94)	15.16	5.50 [7]	—	[8]	.07	[7]	.07	[7]	.41	[7]	2.41	[7]
10/31/2022	18.95	.31	(2.99)	(2.68)	(.33)	(.66)	(.99)	15.28	(14.88)[7]	—	[8]	.11	[7]	.11	[7]	.44	[7]	1.85	[7]
10/31/2021	15.57	.30	3.56	3.86	(.34)	(.14)	(.48)	18.95	25.11 [7]	—	[8]	.12	[7]	.12	[7]	.44	[7]	1.65	[7]
Class 529-F-1:
10/31/2025	18.47	.45	2.32	2.77	(.44)	(.25)	(.69)	20.55	15.44 [7]	—	[8]	.16	[7]	.16	[7]	.50	[7]	2.35	[7]
10/31/2024	15.18	.43	3.29	3.72	(.42)	(.01)	(.43)	18.47	24.70 [7]	—	[8]	.17	[7]	.17	[7]	.51	[7]	2.43	[7]
10/31/2023	15.30	.36	.45	.81	(.35)	(.58)	(.93)	15.18	5.38 [7]	—	[8]	.17	[7]	.17	[7]	.51	[7]	2.31	[7]
10/31/2022	18.97	.30	(3.00)	(2.70)	(.31)	(.66)	(.97)	15.30	(14.92)[7]	—	[8]	.18	[7]	.18	[7]	.51	[7]	1.78	[7]
10/31/2021	15.59	.26	3.60	3.86	(.34)	(.14)	(.48)	18.97	25.03 [7]	—	[8]	.16	[7]	.16	[7]	.48	[7]	1.48	[7]

American Funds Portfolio Series / Prospectus     104

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class 529-F-2:
10/31/2025	$18.44	$.46	$2.32	$2.78	$(.46)	$(.25)	$(.71)	$20.51	15.48%	$131.10%			.10%	.44%	2.42%
10/31/2024	15.15	.43	3.31	3.74	(.44)	(.01)	(.45)	18.44	24.83	114.11			.11	.45	2.48
10/31/2023	15.27	.37	.45	.82	(.36)	(.58)	(.94)	15.15	5.46	88.11			.11	.45	2.37
10/31/2022	18.94	.31	(2.99)	(2.68)	(.33)	(.66)	(.99)	15.27	(14.89)	83.11			.11	.44	1.86
10/31/2021	15.57	.29	3.56	3.85	(.34)	(.14)	(.48)	18.94	25.05	87.12			.12	.44	1.63
Class 529-F-3:
10/31/2025	18.44	.47	2.31	2.78	(.46)	(.25)	(.71)	20.51	15.53	—	[8]	.06	.06	.40	2.45
10/31/2024	15.15	.44	3.30	3.74	(.44)	(.01)	(.45)	18.44	24.88	—	[8]	.06	.06	.40	2.54
10/31/2023	15.27	.38	.44	.82	(.36)	(.58)	(.94)	15.15	5.50	—	[8]	.07	.07	.41	2.41
10/31/2022	18.94	.32	(3.00)	(2.68)	(.33)	(.66)	(.99)	15.27	(14.86)	—	[8]	.07	.07	.40	1.89
10/31/2021	15.57	.30	3.56	3.86	(.35)	(.14)	(.49)	18.94	25.11	—	[8]	.12	.07	.39	1.69
Class ABLE-A:
10/31/2025	18.46	.42	2.34	2.76	(.42)	(.25)	(.67)	20.55	15.36	16.30			.24	.58	2.23
10/31/2024	15.16	.40	3.31	3.71	(.40)	(.01)	(.41)	18.46	24.65	11.30			.25	.59	2.30
10/31/2023	15.28	.34	.45	.79	(.33)	(.58)	(.91)	15.16	5.27	7.30			.24	.58	2.19
10/31/2022	18.94	.29	(2.99)	(2.70)	(.30)	(.66)	(.96)	15.28	(14.99)	5.30			.24	.57	1.72
10/31/2021	15.57	.29	3.55	3.84	(.33)	(.14)	(.47)	18.94	24.94	4.22			.16	.48	1.58
Class ABLE-F-2:
10/31/2025	18.48	.46	2.34	2.80	(.46)	(.25)	(.71)	20.57	15.58	2.08			.03	.37	2.41
10/31/2024	15.18	.44	3.31	3.75	(.44)	(.01)	(.45)	18.48	24.87	1.09			.03	.37	2.49
10/31/2023	15.29	.38	.45	.83	(.36)	(.58)	(.94)	15.18	5.55	1.09			.03	.37	2.42
10/31/2022	18.95	.33	(3.00)	(2.67)	(.33)	(.66)	(.99)	15.29	(14.80)	—	[8]	.09	.03	.36	1.96
10/31/2021	15.57	.31	3.56	3.87	(.35)	(.14)	(.49)	18.95	25.18	—	[8]	.09	.02	.34	1.70
Class R-1:
10/31/2025	18.36	.27	2.32	2.59	(.28)	(.25)	(.53)	20.42	14.40	11		1.07	1.07	1.41	1.45
10/31/2024	15.09	.27	3.28	3.55	(.27)	(.01)	(.28)	18.36	23.61	10		1.06	1.06	1.40	1.57
10/31/2023	15.21	.22	.45	.67	(.21)	(.58)	(.79)	15.09	4.46	9		1.08	1.08	1.42	1.42
10/31/2022	18.86	.15	(2.99)	(2.84)	(.15)	(.66)	(.81)	15.21	(15.73)	9		1.09	1.09	1.42	.88
10/31/2021	15.51	.12	3.54	3.66	(.17)	(.14)	(.31)	18.86	23.83	12		1.10	1.10	1.42	.67
Class R-2:
10/31/2025	18.30	.27	2.30	2.57	(.27)	(.25)	(.52)	20.35	14.36	141		1.09	1.09	1.43	1.44
10/31/2024	15.04	.27	3.27	3.54	(.27)	(.01)	(.28)	18.30	23.63	136		1.08	1.08	1.42	1.55
10/31/2023	15.17	.22	.44	.66	(.21)	(.58)	(.79)	15.04	4.40	120		1.08	1.08	1.42	1.42
10/31/2022	18.81	.15	(2.97)	(2.82)	(.16)	(.66)	(.82)	15.17	(15.67)	123		1.07	1.07	1.40	.90
10/31/2021	15.47	.12	3.54	3.66	(.18)	(.14)	(.32)	18.81	23.84	148		1.08	1.08	1.40	.69
Class R-2E:
10/31/2025	18.43	.32	2.32	2.64	(.32)	(.25)	(.57)	20.50	14.69	9.81			.81	1.15	1.71
10/31/2024	15.15	.32	3.28	3.60	(.31)	(.01)	(.32)	18.43	23.88	8.81			.81	1.15	1.87
10/31/2023	15.27	.26	.45	.71	(.25)	(.58)	(.83)	15.15	4.75	9.81			.81	1.15	1.66
10/31/2022	18.93	.20	(3.00)	(2.80)	(.20)	(.66)	(.86)	15.27	(15.49)	9.81			.81	1.14	1.15
10/31/2021	15.56	.18	3.55	3.73	(.22)	(.14)	(.36)	18.93	24.21	12.81			.81	1.13	.98
Class R-3:
10/31/2025	18.39	.35	2.31	2.66	(.35)	(.25)	(.60)	20.45	14.85	169.64			.64	.98	1.87
10/31/2024	15.11	.35	3.28	3.63	(.34)	(.01)	(.35)	18.39	24.17	152.65			.65	.99	1.99
10/31/2023	15.24	.29	.43	.72	(.27)	(.58)	(.85)	15.11	4.83	133.65			.65	.99	1.84
10/31/2022	18.89	.22	(2.98)	(2.76)	(.23)	(.66)	(.89)	15.24	(15.30)	129.65			.65	.98	1.31
10/31/2021	15.53	.20	3.55	3.75	(.25)	(.14)	(.39)	18.89	24.40	171.65			.65	.97	1.12
Class R-4:
10/31/2025	18.45	.42	2.31	2.73	(.41)	(.25)	(.66)	20.52	15.20	92.34			.34	.68	2.19
10/31/2024	15.16	.39	3.31	3.70	(.40)	(.01)	(.41)	18.45	24.53	89.34			.34	.68	2.23
10/31/2023	15.28	.34	.44	.78	(.32)	(.58)	(.90)	15.16	5.20	68.35			.35	.69	2.14
10/31/2022	18.94	.27	(2.99)	(2.72)	(.28)	(.66)	(.94)	15.28	(15.06)	70.35			.35	.68	1.60
10/31/2021	15.57	.25	3.56	3.81	(.30)	(.14)	(.44)	18.94	24.75	105.35			.35	.67	1.41
Class R-5E:
10/31/2025	18.46	.45	2.32	2.77	(.45)	(.25)	(.70)	20.53	15.40	37.15			.15	.49	2.38
10/31/2024	15.17	.42	3.31	3.73	(.43)	(.01)	(.44)	18.46	24.75	33.15			.15	.49	2.42
10/31/2023	15.29	.36	.45	.81	(.35)	(.58)	(.93)	15.17	5.41	23.15			.15	.49	2.32
10/31/2022	18.96	.30	(2.99)	(2.69)	(.32)	(.66)	(.98)	15.29	(14.91)	18.16			.16	.49	1.80
10/31/2021	15.58	.29	3.57	3.86	(.34)	(.14)	(.48)	18.96	25.04	17.16			.16	.48	1.62
Class R-5:
10/31/2025	18.49	.45	2.35	2.80	(.46)	(.25)	(.71)	20.58	15.59	45.06			.06	.40	2.38
10/31/2024	15.20	.45	3.29	3.74	(.44)	(.01)	(.45)	18.49	24.81	31.06			.06	.40	2.58
10/31/2023	15.32	.39	.44	.83	(.37)	(.58)	(.95)	15.20	5.50	27.06			.06	.40	2.45
10/31/2022	18.99	.32	(2.99)	(2.67)	(.34)	(.66)	(1.00)	15.32	(14.80)	27.06			.06	.39	1.91
10/31/2021	15.61	.31	3.56	3.87	(.35)	(.14)	(.49)	18.99	25.11	29.06			.06	.38	1.71

105     American Funds Portfolio Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-6:
10/31/2025	$18.49	$.47	$2.33	$2.80	$(.47)	$(.25)	$(.72)	$20.57	15.60%	$803.01%		.01%	.35%	2.48%
10/31/2024	15.19	.45	3.31	3.76	(.45)	(.01)	(.46)	18.49	24.95	648.01		.01	.35	2.58
10/31/2023	15.31	.39	.44	.83	(.37)	(.58)	(.95)	15.19	5.55	508.01		.01	.35	2.46
10/31/2022	18.99	.33	(3.01)	(2.68)	(.34)	(.66)	(1.00)	15.31	(14.82)	483.01		.01	.34	1.95
10/31/2021	15.61	.32	3.56	3.88	(.36)	(.14)	(.50)	18.99	25.17	546.01		.01	.33	1.75

American Funds Portfolio Series / Prospectus     106

American Funds Conservative Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2025	$13.51	$.52	$1.02	$1.54	$(.52)	$(.17)	$(.69)	$14.36	11.80%	$6,345.32%				.32%		.62%		3.82%
10/31/2024	11.73	.52	1.89	2.41	(.52)	(.11)	(.63)	13.51	20.89	5,695.31				.31		.60		3.98
10/31/2023	12.03	.47	(.12)	.35	(.47)	(.18)	(.65)	11.73	2.81	4,953.32				.32		.60		3.86
10/31/2022	14.00	.40	(1.72)	(1.32)	(.40)	(.25)	(.65)	12.03	(9.81)	4,994.33				.33		.62		3.05
10/31/2021	12.24	.36	2.08	2.44	(.41)	(.27)	(.68)	14.00	20.36	5,267.33				.33		.60		2.68
Class C:
10/31/2025	13.42	.42	1.02	1.44	(.42)	(.17)	(.59)	14.27	11.06	466		1.05		1.05		1.35		3.10
10/31/2024	11.66	.42	1.87	2.29	(.42)	(.11)	(.53)	13.42	19.92	465		1.05		1.05		1.34		3.26
10/31/2023	11.96	.38	(.13)	.25	(.37)	(.18)	(.55)	11.66	2.04	478		1.06		1.06		1.34		3.12
10/31/2022	13.91	.30	(1.70)	(1.40)	(.30)	(.25)	(.55)	11.96	(10.40)	581		1.05		1.05		1.34		2.33
10/31/2021	12.17	.27	2.05	2.32	(.31)	(.27)	(.58)	13.91	19.44	717		1.05		1.05		1.32		1.97
Class T:
10/31/2025	13.51	.56	1.03	1.59	(.56)	(.17)	(.73)	14.37	12.17 [7]	—	[8]	.04	[7]	.04	[7]	.34	[7]	4.11	[7]
10/31/2024	11.73	.55	1.89	2.44	(.55)	(.11)	(.66)	13.51	21.19 [7]	—	[8]	.05	[7]	.05	[7]	.34	[7]	4.24	[7]
10/31/2023	12.04	.51	(.14)	.37	(.50)	(.18)	(.68)	11.73	2.99 [7]	—	[8]	.05	[7]	.05	[7]	.33	[7]	4.13	[7]
10/31/2022	14.00	.44	(1.71)	(1.27)	(.44)	(.25)	(.69)	12.04	(9.47)[7]	—	[8]	.05	[7]	.05	[7]	.34	[7]	3.34	[7]
10/31/2021	12.25	.41	2.06	2.47	(.45)	(.27)	(.72)	14.00	20.60 [7]	—	[8]	.04	[7]	.04	[7]	.31	[7]	3.00	[7]
Class F-1:
10/31/2025	13.52	.51	1.04	1.55	(.52)	(.17)	(.69)	14.38	11.83	166.36				.36		.66		3.72
10/31/2024	11.74	.50	1.90	2.40	(.51)	(.11)	(.62)	13.52	20.80	103.37				.37		.66		3.88
10/31/2023	12.04	.47	(.13)	.34	(.46)	(.18)	(.64)	11.74	2.75	77.37				.37		.65		3.80
10/31/2022	14.01	.39	(1.72)	(1.33)	(.39)	(.25)	(.64)	12.04	(9.83)	75.37				.37		.66		3.02
10/31/2021	12.25	.36	2.07	2.43	(.40)	(.27)	(.67)	14.01	20.28	82.37				.37		.64		2.70
Class F-2:
10/31/2025	13.53	.55	1.03	1.58	(.55)	(.17)	(.72)	14.39	12.09	956.11				.11		.41		4.00
10/31/2024	11.75	.54	1.89	2.43	(.54)	(.11)	(.65)	13.53	21.09	699.11				.11		.40		4.17
10/31/2023	12.05	.50	(.13)	.37	(.49)	(.18)	(.67)	11.75	3.02	573.11				.11		.39		4.07
10/31/2022	14.02	.43	(1.72)	(1.29)	(.43)	(.25)	(.68)	12.05	(9.59)	574.11				.11		.40		3.27
10/31/2021	12.26	.39	2.08	2.47	(.44)	(.27)	(.71)	14.02	20.58	546.11				.11		.38		2.90
Class F-3:
10/31/2025	13.51	.57	1.02	1.59	(.56)	(.17)	(.73)	14.37	12.22	184.01				.01		.31		4.12
10/31/2024	11.73	.55	1.90	2.45	(.56)	(.11)	(.67)	13.51	21.24	149.01				.01		.30		4.26
10/31/2023	12.04	.51	(.14)	.37	(.50)	(.18)	(.68)	11.73	3.04	102.01				.01		.29		4.17
10/31/2022	14.00	.44	(1.71)	(1.27)	(.44)	(.25)	(.69)	12.04	(9.44)	106.01				.01		.30		3.35
10/31/2021	12.25	.40	2.07	2.47	(.45)	(.27)	(.72)	14.00	20.64	99.01				.01		.28		2.98
Class 529-A:
10/31/2025	13.50	.52	1.02	1.54	(.52)	(.17)	(.69)	14.35	11.79	378.33				.33		.63		3.80
10/31/2024	11.72	.51	1.89	2.40	(.51)	(.11)	(.62)	13.50	20.86	340.35				.35		.64		3.92
10/31/2023	12.03	.47	(.14)	.33	(.46)	(.18)	(.64)	11.72	2.69	270.36				.36		.64		3.82
10/31/2022	13.99	.40	(1.71)	(1.31)	(.40)	(.25)	(.65)	12.03	(9.75)	267.34				.34		.63		3.03
10/31/2021	12.24	.36	2.06	2.42	(.40)	(.27)	(.67)	13.99	20.25	289.35				.35		.62		2.66
Class 529-C:
10/31/2025	13.44	.42	1.02	1.44	(.41)	(.17)	(.58)	14.30	11.06	24		1.10		1.10		1.40		3.05
10/31/2024	11.68	.41	1.87	2.28	(.41)	(.11)	(.52)	13.44	19.84	24		1.10		1.10		1.39		3.19
10/31/2023	11.98	.38	(.13)	.25	(.37)	(.18)	(.55)	11.68	1.99	23		1.11		1.11		1.39		3.07
10/31/2022	13.93	.30	(1.71)	(1.41)	(.29)	(.25)	(.54)	11.98	(10.44)	26		1.11		1.11		1.40		2.27
10/31/2021	12.19	.26	2.05	2.31	(.30)	(.27)	(.57)	13.93	19.35	34		1.10		1.10		1.37		1.92
Class 529-E:
10/31/2025	13.49	.49	1.02	1.51	(.48)	(.17)	(.65)	14.35	11.58	9.58				.58		.88		3.55
10/31/2024	11.72	.48	1.88	2.36	(.48)	(.11)	(.59)	13.49	20.48	8.59				.59		.88		3.69
10/31/2023	12.02	.44	(.13)	.31	(.43)	(.18)	(.61)	11.72	2.52	8.59				.59		.87		3.57
10/31/2022	13.98	.37	(1.72)	(1.35)	(.36)	(.25)	(.61)	12.02	(9.99)	9.59				.59		.88		2.80
10/31/2021	12.23	.33	2.07	2.40	(.38)	(.27)	(.65)	13.98	20.01	10.58				.58		.85		2.42
Class 529-T:
10/31/2025	13.51	.55	1.03	1.58	(.55)	(.17)	(.72)	14.37	12.12 [7]	—	[8]	.09	[7]	.09	[7]	.39	[7]	4.04	[7]
10/31/2024	11.73	.54	1.90	2.44	(.55)	(.11)	(.66)	13.51	21.14 [7]	—	[8]	.10	[7]	.10	[7]	.39	[7]	4.18	[7]
10/31/2023	12.04	.50	(.14)	.36	(.49)	(.18)	(.67)	11.73	2.95 [7]	—	[8]	.10	[7]	.10	[7]	.38	[7]	4.07	[7]
10/31/2022	14.00	.43	(1.71)	(1.28)	(.43)	(.25)	(.68)	12.04	(9.51)[7]	—	[8]	.09	[7]	.09	[7]	.38	[7]	3.29	[7]
10/31/2021	12.25	.39	2.07	2.46	(.44)	(.27)	(.71)	14.00	20.52 [7]	—	[8]	.11	[7]	.11	[7]	.38	[7]	2.92	[7]
Class 529-F-1:
10/31/2025	13.51	.55	1.03	1.58	(.54)	(.17)	(.71)	14.38	12.12 [7]	—	[8]	.17	[7]	.17	[7]	.47	[7]	3.97	[7]
10/31/2024	11.74	.53	1.88	2.41	(.53)	(.11)	(.64)	13.51	20.93 [7]	—	[8]	.18	[7]	.18	[7]	.47	[7]	4.10	[7]
10/31/2023	12.04	.49	(.13)	.36	(.48)	(.18)	(.66)	11.74	2.94 [7]	—	[8]	.18	[7]	.18	[7]	.46	[7]	3.99	[7]
10/31/2022	14.00	.42	(1.71)	(1.29)	(.42)	(.25)	(.67)	12.04	(9.60)[7]	—	[8]	.18	[7]	.18	[7]	.47	[7]	3.20	[7]
10/31/2021	12.25	.38	2.07	2.45	(.43)	(.27)	(.70)	14.00	20.47 [7]	—	[8]	.16	[7]	.16	[7]	.43	[7]	2.84	[7]

107     American Funds Portfolio Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class 529-F-2:
10/31/2025	$13.50	$.55	$1.03	$1.58	$(.55)	$(.17)	$(.72)	$14.36	12.12%	$73.10%			.10%	.40%	4.03%
10/31/2024	11.73	.54	1.88	2.42	(.54)	(.11)	(.65)	13.50	21.04	64.11			.11	.40	4.16
10/31/2023	12.03	.50	(.13)	.37	(.49)	(.18)	(.67)	11.73	3.04	50.10			.10	.38	4.07
10/31/2022	13.99	.43	(1.71)	(1.28)	(.43)	(.25)	(.68)	12.03	(9.54)	47.11			.11	.40	3.27
10/31/2021	12.24	.39	2.06	2.45	(.43)	(.27)	(.70)	13.99	20.51	52.13			.13	.40	2.87
Class 529-F-3:
10/31/2025	13.50	.56	1.03	1.59	(.56)	(.17)	(.73)	14.36	12.17	—	[8]	.06	.06	.36	4.07
10/31/2024	11.73	.55	1.88	2.43	(.55)	(.11)	(.66)	13.50	21.09	—	[8]	.07	.07	.36	4.21
10/31/2023	12.03	.50	(.12)	.38	(.50)	(.18)	(.68)	11.73	3.06	—	[8]	.07	.07	.35	4.10
10/31/2022	13.99	.43	(1.71)	(1.28)	(.43)	(.25)	(.68)	12.03	(9.50)	—	[8]	.07	.07	.36	3.31
10/31/2021	12.24	.40	2.06	2.46	(.44)	(.27)	(.71)	13.99	20.58	—	[8]	.12	.07	.34	2.95
Class ABLE-A:
10/31/2025	13.51	.53	1.04	1.57	(.53)	(.17)	(.70)	14.38	11.99	7.29			.23	.53	3.86
10/31/2024	11.73	.52	1.89	2.41	(.52)	(.11)	(.63)	13.51	20.91	5.29			.24	.53	4.00
10/31/2023	12.02	.48	(.12)	.36	(.47)	(.18)	(.65)	11.73	2.93	4.30			.24	.52	3.89
10/31/2022	13.99	.41	(1.72)	(1.31)	(.41)	(.25)	(.66)	12.02	(9.77)	3.29			.23	.52	3.14
10/31/2021	12.23	.38	2.07	2.45	(.42)	(.27)	(.69)	13.99	20.53	2.21			.15	.42	2.80
Class ABLE-F-2:
10/31/2025	13.53	.56	1.03	1.59	(.55)	(.17)	(.72)	14.40	12.20	—	[8]	.08	.03	.33	4.09
10/31/2024	11.74	.54	1.91	2.45	(.55)	(.11)	(.66)	13.53	21.23	—	[8]	.08	.03	.32	4.16
10/31/2023	12.04	.51	(.14)	.37	(.49)	(.18)	(.67)	11.74	3.05	—	[8]	.09	.03	.31	4.12
10/31/2022	14.00	.43	(1.71)	(1.28)	(.43)	(.25)	(.68)	12.04	(9.49)	—	[8]	.08	.03	.32	3.42
10/31/2021	12.24	.40	2.07	2.47	(.44)	(.27)	(.71)	14.00	20.68	—	[8]	.08	.02	.29	2.91
Class R-1:
10/31/2025	13.42	.42	1.02	1.44	(.42)	(.17)	(.59)	14.27	11.07	4		1.07	1.07	1.37	3.05
10/31/2024	11.66	.42	1.87	2.29	(.42)	(.11)	(.53)	13.42	19.95	3		1.07	1.07	1.36	3.26
10/31/2023	11.97	.38	(.13)	.25	(.38)	(.18)	(.56)	11.66	1.97	2		1.07	1.07	1.35	3.09
10/31/2022	13.93	.30	(1.71)	(1.41)	(.30)	(.25)	(.55)	11.97	(10.45)	2		1.06	1.06	1.35	2.34
10/31/2021	12.18	.26	2.07	2.33	(.31)	(.27)	(.58)	13.93	19.47	2		1.09	1.09	1.36	1.97
Class R-2:
10/31/2025	13.41	.42	1.02	1.44	(.42)	(.17)	(.59)	14.26	11.04	49		1.09	1.09	1.39	3.05
10/31/2024	11.65	.41	1.88	2.29	(.42)	(.11)	(.53)	13.41	19.92	44		1.09	1.09	1.38	3.22
10/31/2023	11.96	.38	(.14)	.24	(.37)	(.18)	(.55)	11.65	1.95	40		1.09	1.09	1.37	3.07
10/31/2022	13.91	.30	(1.70)	(1.40)	(.30)	(.25)	(.55)	11.96	(10.44)	39		1.08	1.08	1.37	2.31
10/31/2021	12.17	.26	2.06	2.32	(.31)	(.27)	(.58)	13.91	19.43	49		1.07	1.07	1.34	1.97
Class R-2E:
10/31/2025	13.50	.45	1.03	1.48	(.46)	(.17)	(.63)	14.35	11.32	3.79			.79	1.09	3.27
10/31/2024	11.72	.47	1.87	2.34	(.45)	(.11)	(.56)	13.50	20.27	2.81			.81	1.10	3.60
10/31/2023	12.04	.41	(.13)	.28	(.42)	(.18)	(.60)	11.72	2.24	2.80			.80	1.08	3.35
10/31/2022	14.00	.34	(1.72)	(1.38)	(.33)	(.25)	(.58)	12.04	(10.18)	1.78			.78	1.07	2.56
10/31/2021	12.25	.30	2.07	2.37	(.35)	(.27)	(.62)	14.00	19.76	1.82			.80	1.07	2.20
Class R-3:
10/31/2025	13.47	.48	1.02	1.50	(.48)	(.17)	(.65)	14.32	11.50	63.64			.64	.94	3.48
10/31/2024	11.70	.47	1.89	2.36	(.48)	(.11)	(.59)	13.47	20.47	46.63			.63	.92	3.65
10/31/2023	12.01	.43	(.13)	.30	(.43)	(.18)	(.61)	11.70	2.40	40.64			.64	.92	3.55
10/31/2022	13.97	.36	(1.71)	(1.35)	(.36)	(.25)	(.61)	12.01	(10.03)	42.63			.63	.92	2.74
10/31/2021	12.22	.32	2.07	2.39	(.37)	(.27)	(.64)	13.97	19.95	43.63			.63	.90	2.39
Class R-4:
10/31/2025	13.51	.52	1.03	1.55	(.52)	(.17)	(.69)	14.37	11.85	34.34			.34	.64	3.81
10/31/2024	11.74	.51	1.88	2.39	(.51)	(.11)	(.62)	13.51	20.75	34.34			.34	.63	3.96
10/31/2023	12.04	.47	(.13)	.34	(.46)	(.18)	(.64)	11.74	2.78	31.34			.34	.62	3.81
10/31/2022	14.00	.40	(1.71)	(1.31)	(.40)	(.25)	(.65)	12.04	(9.74)	31.34			.34	.63	3.04
10/31/2021	12.25	.37	2.05	2.42	(.40)	(.27)	(.67)	14.00	20.23	35.35			.35	.62	2.74
Class R-5E:
10/31/2025	13.49	.53	1.04	1.57	(.54)	(.17)	(.71)	14.35	12.07	13.16			.16	.46	3.89
10/31/2024	11.72	.53	1.89	2.42	(.54)	(.11)	(.65)	13.49	21.01	9.14			.14	.43	4.13
10/31/2023	12.02	.49	(.12)	.37	(.49)	(.18)	(.67)	11.72	2.99	8.14			.14	.42	4.00
10/31/2022	13.99	.42	(1.72)	(1.30)	(.42)	(.25)	(.67)	12.02	(9.65)	7.16			.16	.45	3.25
10/31/2021	12.23	.41	2.05	2.46	(.43)	(.27)	(.70)	13.99	20.56	5.17			.17	.44	3.02
Class R-5:
10/31/2025	13.55	.55	1.04	1.59	(.56)	(.17)	(.73)	14.41	12.13	19.06			.06	.36	4.01
10/31/2024	11.76	.54	1.91	2.45	(.55)	(.11)	(.66)	13.55	21.22	12.06			.06	.35	4.16
10/31/2023	12.07	.51	(.14)	.37	(.50)	(.18)	(.68)	11.76	2.98	8.06			.06	.34	4.12
10/31/2022	14.03	.44	(1.72)	(1.28)	(.43)	(.25)	(.68)	12.07	(9.46)	10.06			.06	.35	3.33
10/31/2021	12.27	.40	2.07	2.47	(.44)	(.27)	(.71)	14.03	20.62	8.06			.06	.33	2.96
American Funds Portfolio Series / Prospectus     108

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-6:
10/31/2025	$13.54	$.56	$1.04	$1.60	$(.56)	$(.17)	$(.73)	$14.41	12.26%	$220.01%		.01%	.31%	4.09%
10/31/2024	11.76	.55	1.90	2.45	(.56)	(.11)	(.67)	13.54	21.19	155.01		.01	.30	4.25
10/31/2023	12.06	.51	(.13)	.38	(.50)	(.18)	(.68)	11.76	3.12	113.01		.01	.29	4.13
10/31/2022	14.03	.44	(1.72)	(1.28)	(.44)	(.25)	(.69)	12.06	(9.49)	82.01		.01	.30	3.36
10/31/2021	12.27	.41	2.07	2.48	(.45)	(.27)	(.72)	14.03	20.68	83.01		.01	.28	3.00

109     American Funds Portfolio Series / Prospectus

American Funds Tax-Aware Conservative Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets

Class A:
10/31/2025	$16.28	$.40	$1.46	$1.86	$(.38)	$(.42)	$(.80)	$17.34	11.96%	$4,437.33%				.66%		2.46%
10/31/2024	13.84	.39	2.68	3.07	(.36)	(.27)	(.63)	16.28	22.59	3,854.32				.64		2.50
10/31/2023	13.80	.36	.32	.68	(.35)	(.29)	(.64)	13.84	4.92	3,127.34				.64		2.48
10/31/2022	16.11	.31	(2.20)	(1.89)	(.32)	(.10)	(.42)	13.80	(11.98)	3,127.34				.63		2.04
10/31/2021	13.80	.28	2.40	2.68	(.29)	(.08)	(.37)	16.11	19.58	3,309.34				.64		1.83
Class C:
10/31/2025	16.15	.28	1.46	1.74	(.27)	(.42)	(.69)	17.20	11.20	315		1.03		1.36		1.75
10/31/2024	13.73	.28	2.66	2.94	(.25)	(.27)	(.52)	16.15	21.74	315		1.04		1.36		1.79
10/31/2023	13.70	.25	.32	.57	(.25)	(.29)	(.54)	13.73	4.13	301		1.04		1.34		1.79
10/31/2022	15.99	.20	(2.18)	(1.98)	(.21)	(.10)	(.31)	13.70	(12.58)	342		1.04		1.33		1.33
10/31/2021	13.70	.17	2.38	2.55	(.18)	(.08)	(.26)	15.99	18.76	414		1.04		1.34		1.13
Class T:
10/31/2025	16.29	.45	1.46	1.91	(.43)	(.42)	(.85)	17.35	12.28 [7]	—	[8]	.03	[7]	.36	[7]	2.76	[7]
10/31/2024	13.84	.44	2.69	3.13	(.41)	(.27)	(.68)	16.29	23.02 [7]	—	[8]	.03	[7]	.35	[7]	2.80	[7]
10/31/2023	13.81	.41	.31	.72	(.40)	(.29)	(.69)	13.84	5.18 [7]	—	[8]	.01	[7]	.31	[7]	2.82	[7]
10/31/2022	16.11	.35	(2.19)	(1.84)	(.36)	(.10)	(.46)	13.81	(11.65)[7]	—	[8]	.04	[7]	.33	[7]	2.33	[7]
10/31/2021	13.80	.33	2.39	2.72	(.33)	(.08)	(.41)	16.11	19.93 [7]	—	[8]	.04	[7]	.34	[7]	2.14	[7]
Class F-1:
10/31/2025	16.28	.39	1.47	1.86	(.38)	(.42)	(.80)	17.34	11.91	323.37				.70		2.42
10/31/2024	13.83	.38	2.69	3.07	(.35)	(.27)	(.62)	16.28	22.61	282.38				.70		2.45
10/31/2023	13.80	.35	.32	.67	(.35)	(.29)	(.64)	13.83	4.80	233.38				.68		2.45
10/31/2022	16.11	.30	(2.20)	(1.90)	(.31)	(.10)	(.41)	13.80	(12.02)	241.39				.68		1.98
10/31/2021	13.80	.28	2.39	2.67	(.28)	(.08)	(.36)	16.11	19.53	286.38				.68		1.79
Class F-2:
10/31/2025	16.32	.44	1.46	1.90	(.42)	(.42)	(.84)	17.38	12.17	733.12				.45		2.67
10/31/2024	13.86	.42	2.71	3.13	(.40)	(.27)	(.67)	16.32	22.95	600.11				.43		2.71
10/31/2023	13.83	.39	.32	.71	(.39)	(.29)	(.68)	13.86	5.07	459.12				.42		2.70
10/31/2022	16.14	.34	(2.20)	(1.86)	(.35)	(.10)	(.45)	13.83	(11.76)	439.12				.41		2.26
10/31/2021	13.82	.32	2.40	2.72	(.32)	(.08)	(.40)	16.14	19.89	450.11				.41		2.05
Class F-3:
10/31/2025	16.30	.45	1.47	1.92	(.44)	(.42)	(.86)	17.36	12.30	214.01				.34		2.77
10/31/2024	13.85	.44	2.69	3.13	(.41)	(.27)	(.68)	16.30	23.02	162.01				.33		2.82
10/31/2023	13.82	.40	.32	.72	(.40)	(.29)	(.69)	13.85	5.18	120.01				.31		2.81
10/31/2022	16.13	.36	(2.20)	(1.84)	(.37)	(.10)	(.47)	13.82	(11.67)	115.01				.30		2.37
10/31/2021	13.81	.34	2.40	2.74	(.34)	(.08)	(.42)	16.13	20.02	98.01				.31		2.15

American Funds Portfolio Series / Prospectus     110

American Funds Preservation Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2025	$9.42	$.37	$.13	$.50	$(.38)	$—	$(.38)	$9.54	5.36%	$1,255.39%				.39%		.66%		3.94%
10/31/2024	9.16	.37	.26	.63	(.37)	—	(.37)	9.42	6.98	1,265.39				.39		.66		3.94
10/31/2023	9.28	.30	(.12)	.18	(.30)	—	(.30)	9.16	1.95	1,385.39				.39		.66		3.26
10/31/2022	10.20	.15	(.91)	(.76)	(.15)	(.01)	(.16)	9.28	(7.49)	1,666.37				.37		.63		1.57
10/31/2021	10.40	.06	(.06)	— [6]	(.19)	(.01)	(.20)	10.20	(.07)	1,906.38				.38		.63		.62
Class C:
10/31/2025	9.40	.31	.12	.43	(.31)	—	(.31)	9.52	4.63	43		1.09		1.09		1.36		3.24
10/31/2024	9.14	.30	.26	.56	(.30)	—	(.30)	9.40	6.24	52		1.09		1.09		1.36		3.24
10/31/2023	9.26	.24	(.12)	.12	(.24)	—	(.24)	9.14	1.23	73		1.08		1.08		1.35		2.55
10/31/2022	10.18	.08	(.90)	(.82)	(.09)	(.01)	(.10)	9.26	(8.12)	104		1.07		1.07		1.33		.85
10/31/2021	10.38	(.01)	(.06)	(.07)	(.12)	(.01)	(.13)	10.18	(.70)	143		1.08		1.08		1.33		(.09)
Class T:
10/31/2025	9.42	.40	.13	.53	(.40)	—	(.40)	9.55	5.79 [7]	—	[8]	.08	[7]	.08	[7]	.35	[7]	4.25	[7]
10/31/2024	9.17	.40	.25	.65	(.40)	—	(.40)	9.42	7.21 [7]	—	[8]	.08	[7]	.08	[7]	.35	[7]	4.25	[7]
10/31/2023	9.29	.34	(.13)	.21	(.33)	—	(.33)	9.17	2.31 [7]	—	[8]	.03	[7]	.03	[7]	.30	[7]	3.63	[7]
10/31/2022	10.20	.18	(.90)	(.72)	(.18)	(.01)	(.19)	9.29	(7.12)[7]	—	[8]	.07	[7]	.07	[7]	.33	[7]	1.87	[7]
10/31/2021	10.40	.09	(.06)	.03	(.22)	(.01)	(.23)	10.20	.22 [7]	—	[8]	.09	[7]	.09	[7]	.34	[7]	.91	[7]
Class F-1:
10/31/2025	9.42	.37	.13	.50	(.37)	—	(.37)	9.55	5.46	16.39				.39		.66		3.94
10/31/2024	9.17	.37	.25	.62	(.37)	—	(.37)	9.42	6.86	17.39				.39		.66		3.94
10/31/2023	9.28	.30	(.11)	.19	(.30)	—	(.30)	9.17	2.05	22.38				.38		.65		3.25
10/31/2022	10.20	.15	(.91)	(.76)	(.15)	(.01)	(.16)	9.28	(7.51)	32.38				.38		.64		1.54
10/31/2021	10.40	.06	(.07)	(.01)	(.18)	(.01)	(.19)	10.20	(.09)	53.39				.39		.64		.60
Class F-2:
10/31/2025	9.42	.40	.13	.53	(.40)	—	(.40)	9.55	5.77	155.10				.10		.37		4.22
10/31/2024	9.16	.40	.26	.66	(.40)	—	(.40)	9.42	7.28	156.11				.11		.38		4.22
10/31/2023	9.28	.33	(.12)	.21	(.33)	—	(.33)	9.16	2.22	181.12				.12		.39		3.50
10/31/2022	10.20	.18	(.92)	(.74)	(.17)	(.01)	(.18)	9.28	(7.27)	314.12				.12		.38		1.81
10/31/2021	10.40	.09	(.07)	.02	(.21)	(.01)	(.22)	10.20	.18	422.13				.13		.38		.87
Class F-3:
10/31/2025	9.42	.41	.12	.53	(.41)	—	(.41)	9.54	5.76	45.01				.01		.28		4.32
10/31/2024	9.16	.41	.26	.67	(.41)	—	(.41)	9.42	7.39	46.01				.01		.28		4.33
10/31/2023	9.28	.34	(.12)	.22	(.34)	—	(.34)	9.16	2.34	60.01				.01		.28		3.64
10/31/2022	10.20	.19	(.91)	(.72)	(.19)	(.01)	(.20)	9.28	(7.16)	64.01				.01		.27		1.93
10/31/2021	10.40	.10	(.07)	.03	(.22)	(.01)	(.23)	10.20	.29	74.02				.02		.27		1.01
Class 529-A:
10/31/2025	9.41	.38	.13	.51	(.38)	—	(.38)	9.54	5.50	185.37				.37		.64		3.96
10/31/2024	9.16	.37	.25	.62	(.37)	—	(.37)	9.41	6.89	174.38				.38		.65		3.96
10/31/2023	9.28	.31	(.13)	.18	(.30)	—	(.30)	9.16	1.96	167.38				.38		.65		3.27
10/31/2022	10.20	.15	(.91)	(.76)	(.15)	(.01)	(.16)	9.28	(7.49)	181.37				.37		.63		1.57
10/31/2021	10.39	.06	(.05)	.01	(.19)	(.01)	(.20)	10.20	.03	214.37				.37		.62		.63
Class 529-C:
10/31/2025	9.39	.30	.14	.44	(.31)	—	(.31)	9.52	4.71	9		1.13		1.13		1.40		3.19
10/31/2024	9.14	.30	.25	.55	(.30)	—	(.30)	9.39	6.10	8		1.12		1.12		1.39		3.21
10/31/2023	9.26	.23	(.12)	.11	(.23)	—	(.23)	9.14	1.18	9		1.14		1.14		1.41		2.50
10/31/2022	10.18	.08	(.91)	(.83)	(.08)	(.01)	(.09)	9.26	(8.17)	12		1.13		1.13		1.39		.81
10/31/2021	10.39	(.01)	(.07)	(.08)	(.12)	(.01)	(.13)	10.18	(.82)	17		1.13		1.13		1.38		(.13)
Class 529-E:
10/31/2025	9.41	.35	.14	.49	(.36)	—	(.36)	9.54	5.26	5.60				.60		.87		3.73
10/31/2024	9.16	.35	.25	.60	(.35)	—	(.35)	9.41	6.66	4.60				.60		.87		3.74
10/31/2023	9.28	.28	(.12)	.16	(.28)	—	(.28)	9.16	1.73	4.60				.60		.87		3.05
10/31/2022	10.19	.13	(.90)	(.77)	(.13)	(.01)	(.14)	9.28	(7.61)	5.59				.59		.85		1.34
10/31/2021	10.39	.04	(.07)	(.03)	(.16)	(.01)	(.17)	10.19	(.30)	7.60				.60		.85		.40
Class 529-T:
10/31/2025	9.42	.40	.13	.53	(.40)	—	(.40)	9.55	5.73 [7]	—	[8]	.14	[7]	.14	[7]	.41	[7]	4.18	[7]
10/31/2024	9.17	.39	.25	.64	(.39)	—	(.39)	9.42	7.13 [7]	—	[8]	.15	[7]	.15	[7]	.42	[7]	4.19	[7]
10/31/2023	9.29	.33	(.12)	.21	(.33)	—	(.33)	9.17	2.24 [7]	—	[8]	.10	[7]	.10	[7]	.37	[7]	3.55	[7]
10/31/2022	10.20	.18	(.91)	(.73)	(.17)	(.01)	(.18)	9.29	(7.19)[7]	—	[8]	.14	[7]	.14	[7]	.40	[7]	1.80	[7]
10/31/2021	10.40	.09	(.07)	.02	(.21)	(.01)	(.22)	10.20	.16 [7]	—	[8]	.15	[7]	.15	[7]	.40	[7]	.85	[7]
Class 529-F-1:
10/31/2025	9.42	.39	.12	.51	(.39)	—	(.39)	9.54	5.55 [7]	—	[8]	.21	[7]	.21	[7]	.48	[7]	4.12	[7]
10/31/2024	9.16	.39	.26	.65	(.39)	—	(.39)	9.42	7.19 [7]	—	[8]	.21	[7]	.21	[7]	.48	[7]	4.13	[7]
10/31/2023	9.28	.32	(.12)	.20	(.32)	—	(.32)	9.16	2.13 [7]	—	[8]	.21	[7]	.21	[7]	.48	[7]	3.45	[7]
10/31/2022	10.20	.17	(.91)	(.74)	(.17)	(.01)	(.18)	9.28	(7.33)[7]	—	[8]	.19	[7]	.19	[7]	.45	[7]	1.75	[7]
10/31/2021	10.40	.08	(.06)	.02	(.21)	(.01)	(.22)	10.20	.13 [7]	—	[8]	.19	[7]	.19	[7]	.44	[7]	.81	[7]

111     American Funds Portfolio Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class 529-F-2:
10/31/2025	$9.42	$.40	$.13	$.53	$(.40)	$—	$(.40)	$9.55	5.76%	$62.12%			.12%	.39%	4.21%
10/31/2024	9.17	.40	.25	.65	(.40)	—	(.40)	9.42	7.17	52.11			.11	.38	4.23
10/31/2023	9.29	.33	(.12)	.21	(.33)	—	(.33)	9.17	2.25	42.10			.10	.37	3.56
10/31/2022	10.20	.18	(.90)	(.72)	(.18)	(.01)	(.19)	9.29	(7.16)	39.11			.11	.37	1.83
10/31/2021	10.40	.09	(.07)	.02	(.21)	(.01)	(.22)	10.20	.17	44.14			.14	.39	.86
Class 529-F-3:
10/31/2025	9.42	.40	.13	.53	(.40)	—	(.40)	9.55	5.80	—	[8]	.08	.08	.35	4.25
10/31/2024	9.17	.40	.25	.65	(.40)	—	(.40)	9.42	7.21	—	[8]	.08	.08	.35	4.26
10/31/2023	9.29	.33	(.12)	.21	(.33)	—	(.33)	9.17	2.26	—	[8]	.09	.09	.36	3.57
10/31/2022	10.20	.18	(.90)	(.72)	(.18)	(.01)	(.19)	9.29	(7.13)	—	[8]	.08	.08	.34	1.86
10/31/2021	10.40	.09	(.06)	.03	(.22)	(.01)	(.23)	10.20	.22	—	[8]	.15	.09	.34	.90
Class ABLE-A:
10/31/2025	9.44	.39	.12	.51	(.38)	—	(.38)	9.57	5.55	2.30			.24	.51	4.08
10/31/2024	9.18	.38	.26	.64	(.38)	—	(.38)	9.44	7.06	1.31			.25	.52	4.09
10/31/2023	9.29	.32	(.12)	.20	(.31)	—	(.31)	9.18	2.14	1.31			.25	.52	3.41
10/31/2022	10.21	.17	(.92)	(.75)	(.16)	(.01)	(.17)	9.29	(7.42)	1.30			.25	.51	1.71
10/31/2021	10.40	.08	(.06)	.02	(.20)	(.01)	(.21)	10.21	.17	1.25			.19	.44	.82
Class ABLE-F-2:
10/31/2025	9.47	.41	.12	.53	(.40)	—	(.40)	9.60	5.75	—	[8]	.10	.04	.31	4.28
10/31/2024	9.21	.41	.25	.66	(.40)	—	(.40)	9.47	7.26	—	[8]	.10	.04	.31	4.32
10/31/2023	9.32	.34	(.12)	.22	(.33)	—	(.33)	9.21	2.35	—	[8]	.10	.04	.31	3.60
10/31/2022	10.21	.19	(.89)	(.70)	(.18)	(.01)	(.19)	9.32	(6.94)	—	[8]	.09	.03	.29	1.93
10/31/2021	10.40	.10	(.06)	.04	(.22)	(.01)	(.23)	10.21	.32	—	[8]	.09	.03	.28	.96
Class R-1:
10/31/2025	9.40	.31	.12	.43	(.31)	—	(.31)	9.52	4.69	1		1.07	1.07	1.34	3.25
10/31/2024	9.14	.31	.26	.57	(.31)	—	(.31)	9.40	6.32	1		1.04	1.04	1.31	3.29
10/31/2023	9.26	.24	(.12)	.12	(.24)	—	(.24)	9.14	1.28	1		1.05	1.05	1.32	2.59
10/31/2022	10.18	.08	(.91)	(.83)	(.08)	(.01)	(.09)	9.26	(8.13)	1		1.11	1.11	1.37	.84
10/31/2021	10.39	(.02)	(.06)	(.08)	(.12)	(.01)	(.13)	10.18	(.83)	1		1.16	1.16	1.41	(.16)
Class R-2:
10/31/2025	9.37	.31	.12	.43	(.31)	—	(.31)	9.49	4.69	17		1.05	1.05	1.32	3.27
10/31/2024	9.12	.30	.26	.56	(.31)	—	(.31)	9.37	6.17	18		1.08	1.08	1.35	3.26
10/31/2023	9.24	.24	(.12)	.12	(.24)	—	(.24)	9.12	1.26	19		1.08	1.08	1.35	2.58
10/31/2022	10.16	.08	(.90)	(.82)	(.09)	(.01)	(.10)	9.24	(8.13)	18		1.09	1.09	1.35	.86
10/31/2021	10.37	(.01)	(.07)	(.08)	(.12)	(.01)	(.13)	10.16	(.80)	19		1.12	1.12	1.37	(.12)
Class R-2E:
10/31/2025	9.43	.33	.12	.45	(.33)	—	(.33)	9.55	4.90	—	[8]	.82	.82	1.09	3.50
10/31/2024	9.16	.33	.26	.59	(.32)	—	(.32)	9.43	6.55	—	[8]	.89	.85	1.12	3.47
10/31/2023	9.28	.27	(.13)	.14	(.26)	—	(.26)	9.16	1.49	1.82			.82	1.09	2.86
10/31/2022	10.20	.10	(.90)	(.80)	(.11)	(.01)	(.12)	9.28	(7.91)	1.82			.82	1.08	1.06
10/31/2021	10.40	.01	(.06)	(.05)	(.14)	(.01)	(.15)	10.20	(.54)	1.86			.85	1.10	.13
Class R-3:
10/31/2025	9.41	.35	.12	.47	(.35)	—	(.35)	9.53	5.10	24.63			.63	.90	3.70
10/31/2024	9.15	.35	.26	.61	(.35)	—	(.35)	9.41	6.74	27.63			.63	.90	3.70
10/31/2023	9.27	.28	(.12)	.16	(.28)	—	(.28)	9.15	1.69	27.64			.64	.91	3.01
10/31/2022	10.19	.13	(.92)	(.79)	(.12)	(.01)	(.13)	9.27	(7.74)	29.64			.64	.90	1.31
10/31/2021	10.39	.04	(.07)	(.03)	(.16)	(.01)	(.17)	10.19	(.35)	29.66			.66	.91	.34
Class R-4:
10/31/2025	9.42	.38	.13	.51	(.38)	—	(.38)	9.55	5.52	12.35			.35	.62	3.98
10/31/2024	9.17	.37	.26	.63	(.38)	—	(.38)	9.42	6.92	11.34			.34	.61	3.99
10/31/2023	9.29	.31	(.12)	.19	(.31)	—	(.31)	9.17	2.00	11.34			.34	.61	3.32
10/31/2022	10.20	.16	(.91)	(.75)	(.15)	(.01)	(.16)	9.29	(7.36)	13.33			.33	.59	1.60
10/31/2021	10.40	.07	(.07)	— [6]	(.19)	(.01)	(.20)	10.20	(.05)	15.35			.35	.60	.64
Class R-5E:
10/31/2025	9.43	.39	.13	.52	(.40)	—	(.40)	9.55	5.59	4.16			.16	.43	4.16
10/31/2024	9.17	.39	.26	.65	(.39)	—	(.39)	9.43	7.23	4.16			.16	.43	4.18
10/31/2023	9.29	.32	(.12)	.20	(.32)	—	(.32)	9.17	2.17	3.17			.17	.44	3.45
10/31/2022	10.21	.18	(.92)	(.74)	(.17)	(.01)	(.18)	9.29	(7.29)	4.16			.16	.42	1.80
10/31/2021	10.41	.08	(.06)	.02	(.21)	(.01)	(.22)	10.21	.13	3.17			.17	.42	.82
Class R-5:
10/31/2025	9.42	.40	.14	.54	(.41)	—	(.41)	9.55	5.81	3.07			.07	.34	4.27
10/31/2024	9.17	.40	.25	.65	(.40)	—	(.40)	9.42	7.22	5.06			.06	.33	4.28
10/31/2023	9.29	.33	(.12)	.21	(.33)	—	(.33)	9.17	2.28	4.06			.06	.33	3.56
10/31/2022	10.20	.18	(.90)	(.72)	(.18)	(.01)	(.19)	9.29	(7.11)	6.06			.06	.32	1.87
10/31/2021	10.40	.09	(.06)	.03	(.22)	(.01)	(.23)	10.20	.24	5.07			.07	.32	.92

American Funds Portfolio Series / Prospectus     112

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-6:
10/31/2025	$9.42	$.41	$.13	$.54	$(.41)	$—	$(.41)	$9.55	5.87%	$43.01%		.01%	.28%	4.32%
10/31/2024	9.17	.41	.25	.66	(.41)	—	(.41)	9.42	7.28	36.01		.01	.28	4.33
10/31/2023	9.29	.34	(.12)	.22	(.34)	—	(.34)	9.17	2.34	29.01		.01	.28	3.63
10/31/2022	10.20	.19	(.90)	(.71)	(.19)	(.01)	(.20)	9.29	(7.06)	32.01		.01	.27	1.92
10/31/2021	10.40	.10	(.07)	.03	(.22)	(.01)	(.23)	10.20	.29	44.02		.02	.27	.97

113     American Funds Portfolio Series / Prospectus

American Funds Tax-Exempt Preservation Portfolio

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets

Class A:
10/31/2025	$9.60	$.26		$.14	$.40	$(.25)	$—	$(.25)	$9.75	4.28%	$324.34%				.59%		2.65%
10/31/2024	9.22	.22		.38	.60	(.22)	—	(.22)	9.60	6.50	330.35				.61		2.31
10/31/2023	9.26	.18		(.04)	.14	(.18)	—	(.18)	9.22	1.45	369.34				.58		1.86
10/31/2022	9.99	.09		(.71)	(.62)	(.11)	—	(.11)	9.26	(6.24)	459.34				.61		.91
10/31/2021	10.03	.07		(.01)	.06	(.10)	—	(.10)	9.99	0.60	525.35				.63		.70
Class C:
10/31/2025	9.59	.19		.14	.33	(.18)	—	(.18)	9.74	3.53	7		1.05		1.30		1.93
10/31/2024	9.20	.15		.39	.54	(.15)	—	(.15)	9.59	5.85	10		1.04		1.30		1.59
10/31/2023	9.24	.11		(.04)	.07	(.11)	—	(.11)	9.20	0.73	16		1.04		1.28		1.15
10/31/2022	9.97	.02		(.71)	(.69)	(.04)	—	(.04)	9.24	(6.91)	25		1.04		1.31		.19
10/31/2021	10.01	—	[6]	— [6]	— [6]	(.04)	—	(.04)	9.97	(0.05)	37		1.05		1.33		.01
Class T:
10/31/2025	9.61	.28		.15	.43	(.28)	—	(.28)	9.76	4.60 [7]	—	[8]	.04	[7]	.29	[7]	2.95	[7]
10/31/2024	9.22	.25		.39	.64	(.25)	—	(.25)	9.61	6.98 [7]	—	[8]	.01	[7]	.27	[7]	2.65	[7]
10/31/2023	9.26	.21		(.04)	.17	(.21)	—	(.21)	9.22	1.79 [7]	—	[8]	.01	[7]	.25	[7]	2.20	[7]
10/31/2022	9.99	.12		(.71)	(.59)	(.14)	—	(.14)	9.26	(5.97)[7]	—	[8]	.05	[7]	.32	[7]	1.21	[7]
10/31/2021	10.03	.10		(.01)	.09	(.13)	—	(.13)	9.99	0.89 [7]	—	[8]	.05	[7]	.33	[7]	1.00	[7]
Class F-1:
10/31/2025	9.62	.25		.14	.39	(.25)	—	(.25)	9.76	4.13	2.38				.63		2.61
10/31/2024	9.23	.22		.38	.60	(.21)	—	(.21)	9.62	6.56	2.39				.65		2.27
10/31/2023	9.27	.17		(.04)	.13	(.17)	—	(.17)	9.23	1.40	2.39				.63		1.80
10/31/2022	10.00	.08		(.71)	(.63)	(.10)	—	(.10)	9.27	(6.30)	3.39				.66		.79
10/31/2021	10.03	.07		(.01)	.06	(.09)	—	(.09)	10.00	0.65	7.40				.68		.66
Class F-2:
10/31/2025	9.60	.28		.15	.43	(.28)	—	(.28)	9.75	4.53	57.10				.35		2.88
10/31/2024	9.22	.24		.38	.62	(.24)	—	(.24)	9.60	6.76	54.11				.37		2.55
10/31/2023	9.26	.20		(.04)	.16	(.20)	—	(.20)	9.22	1.69	64.11				.35		2.08
10/31/2022	9.99	.10		(.70)	(.60)	(.13)	—	(.13)	9.26	(6.04)	98.12				.39		1.08
10/31/2021	10.03	.09		(.01)	.08	(.12)	—	(.12)	9.99	0.83	171.12				.40		.92
Class F-3:
10/31/2025	9.61	.29		.14	.43	(.29)	—	(.29)	9.75	4.53	5.01				.26		2.96
10/31/2024	9.22	.25		.39	.64	(.25)	—	(.25)	9.61	6.97	7.01				.27		2.65
10/31/2023	9.26	.20		(.03)	.17	(.21)	—	(.21)	9.22	1.80	7.01				.25		2.16
10/31/2022	9.99	.11		(.70)	(.59)	(.14)	—	(.14)	9.26	(5.93)	15.01				.28		1.14
10/31/2021	10.03	.10		(.01)	.09	(.13)	—	(.13)	9.99	0.93	42.02				.30		1.01

	Year ended October 31,
Portfolio turnover rate for all share classes[12]	2025	2024	2023	2022	2021
Global Growth Portfolio	5%	12%	9%	5%	5%
Growth Portfolio	1	16	1	2	5
Growth and Income Portfolio	2	10	2	7	18
Moderate Growth and Income Portfolio	4	4	9	2	11
Conservative Growth and Income Portfolio	2	16	4	4	30
Tax-Aware Conservative Growth and Income Portfolio	39	40	4	4	—[13]
Preservation Portfolio	9	6	9	20	17
Tax-Exempt Preservation Portfolio	15	34	5	20	5

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact of certain waivers and/or reimbursements from Capital Research and Management Company and/or Commonwealth Savers Plan, if any.

4 This column does not include expenses of the underlying funds in which each fund invests.

5 This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

6 Amount less than $.01.

7 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

8 Amount less than $1 million.

9 Amount less than .01%.

10 Rates do not include the fund’s portfolio activity with respect to any Central Funds.

11 Amount is either less than 1% or there is no turnover.

American Funds Portfolio Series / Prospectus     114

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

· Transaction size breakpoints, as described in this prospectus or the SAI

· Rights of accumulation (ROA), as described in this prospectus or the SAI

· Letter of intent, as described in this prospectus or the SAI

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

· Shares purchased by employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs

· Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

· Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

· Redemptions due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

· Redemptions made in connection with a return of excess contributions from an IRA account

· Shares purchased through a Right of Reinstatement (as defined above)

· Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

D.A. Davidson & Co. (“D.A. Davidson”)

115     American Funds Portfolio Series / Prospectus

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

· D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation (“ROA”)

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

American Funds Portfolio Series / Prospectus     116

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

· Shares purchased in an Edward Jones fee-based program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front end load and one of the following (“Right of Reinstatement“):

— The redemption and repurchase occur in the same account

— The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions

· Purchases of Class 529-A shares made for recontribution of refunded amounts

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

· Initial purchase minimum: $250

· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

117     American Funds Portfolio Series / Prospectus

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund, or Class R-4 shares for retirement plans, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus.

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

JP Morgan Securities LLC

Investors purchasing through JP Morgan Securities LLC may invest in Class 529-A shares at net asset value.

If you purchase or hold fund shares through an applicable JP Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.

Front-end sales charge waivers on Class A shares available at JP Morgan Securities LLC

· Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to JP Morgan Securities LLC’s policies relating to sales load discounts and waivers

American Funds Portfolio Series / Prospectus     118

· Shares purchased through rights of reinstatement

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of JP Morgan Securities LLC or its affiliates and their spouse or financial dependent

Class C to Class A share conversion

· A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with JP Morgan Securities LLC’s policies and procedures

119     American Funds Portfolio Series / Prospectus

JP Morgan Securities LLC Class R-4 share employer-sponsored retirement plan eligibility

· Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts

CDSC waivers on Class A and Class C shares available at JP Morgan Securities LLC

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares purchased in connection with a return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end load discounts available at JP Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

· Breakpoints as described in the prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at JP Morgan Securities LLC. Eligible fund family assets not held at JP Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

· Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through JP Morgan Securities LLC, over a 13-month period of time (if applicable)

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill Lynch at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill Lynch representative may ask for reasonable documentation of such facts and Merrill Lynch may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Lynch Sales Load Waiver and Discounts Supplement (the “Merrill Lynch SLWD Supplement”) and in the Mutual Fund Investing at Merrill Lynch pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end load waivers available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased through a Merrill Lynch investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

· Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

· Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill Lynch SLWD Supplement

· Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Lynch Household (as defined in the Merrill Lynch SLWD Supplement)

· Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)

· Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) waivers on front-end, back-end, and level load shares available at Merrill Lynch

· Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

American Funds Portfolio Series / Prospectus     120

· Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill Lynch SLWD Supplement

· Shares sold due to return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulations

· Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation & letters of intent

· Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill Lynch SLWD Supplement

· Rights of Accumulation (ROA), as described in the Merrill Lynch SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Lynch Household

· Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Lynch Household, as further described in the Merrill Lynch SLWD Supplement

CollegeAmerica accounts

If clients establish or hold their CollegeAmerica 529 Plan (Plan) accounts on the Merrill Lynch omnibus platform, the features and policies related to share class sales charges (including contingent deferred sales charges (CDSC), if any), share class sales charge waivers or discounts, letters of intent (LOI) and reinstatement privileges, and Class 529-C share conversion period will be different than referenced in this document and will be governed by the Merrill Lynch 529 Account Unit Class Disclosure and Terms and Conditions (T&Cs) provided to clients by Merrill Lynch prior to establishing their Plan account.

Except as described in this Merrill Lynch specific section of this document and the T&Cs, Merrill Lynch does not offer any initial sales charge discounts, CDSC waivers, LOI or reinstatement privileges in the 529 plans offered on the Merrill Lynch omnibus platform (the “529 Discounts, Waivers and Privileges”). To receive the 529 Discounts, Waivers, and Privileges not offered by Merrill Lynch, clients will have to invest in the Plan directly or through another intermediary.

Before investing in the Plan through Merrill Lynch, clients should consider the potential benefits and importance to them of such 529 Discounts, Waivers, and Privileges.

For additional information on the Discounts, Waivers, and Privileges and Merrill Lynch’s policies, clients are encouraged to contact their financial advisor or refer to the T&C.

If clients establish or hold their Plan accounts on the Merrill Lynch omnibus platform, then the share class (described as unit class in the T&Cs) their account will purchase will generally be based on their eligible assets or meeting other eligibility criteria as set forth in the T&Cs. The Plan offered by Merrill Lynch on its omnibus platform will have two share classes – Class 529-A share and Class 529-C share–each with its own fee and expense structure. Each account will purchase a specific share class when an initial or subsequent contribution is credited to the account. The share class will be automatically determined at the time of the contribution based on the participant’s eligible assets and/or meeting other eligibility criteria. Clients will not be able to select the share class. Among other things, Class 529-C shares will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase. If the Plan permits Class 529-C shares’ conversion sooner than four years, such earlier conversion date will automatically apply.

For additional information, clients are encouraged to contact their financial advisor or refer to the T&Cs.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Morgan Stanley Class A share front-end sales charge waiver

Morgan Stanley clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley’s share class conversion program

· Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a front-end sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load. This waiver is not available for 529 Plan accounts maintained through Morgan Stanley. Investors wishing to utilize this privilege will need to do so through an account held directly with the Plan or a financial intermediary that supports this feature

121     American Funds Portfolio Series / Prospectus

· Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge

Morgan Stanley clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley clients.

Morgan Stanley Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

Northwestern Mutual Investment Services, LLC (“NMIS”)

Rights of accumulation on SIMPLE IRAs held at NMIS

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at NMIS

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

American Funds Portfolio Series / Prospectus     122

Front-end sales charge waivers on Classes A and 529-A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

· Purchases of Class 529-A shares through a rollover from another 529 plan

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

123     American Funds Portfolio Series / Prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

· Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

· Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply

· Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel

· Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement

· Shares from rollovers into Stifel custodied IRA from retirement plans

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529-A shares made for reinvestment of refunded amounts

CDSC Waivers on Class A and C Shares

· Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary

· Shares sold as part of a systematic withdrawal plan not to exceed 12% annually

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

· Shares acquired through a right of reinstatement

· Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

American Funds Portfolio Series / Prospectus     124

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

125     American Funds Portfolio Series / Prospectus

Notes

American Funds Portfolio Series / Prospectus     126

For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For ABLE plans	American Funds Service Company (800) 421-4225, ext. 79
For dealer services	Capital Client Group, Inc. (800) 421-9900
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders and Form N-CSR Additional information about the series’ investments is available in the series’ annual and semi-annual reports to shareholders and in the Form N-CSR on file with the U.S. Securities and Exchange Commission (“SEC”). In the series’ annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the series’ performance during its last fiscal year. In Form N-CSR, you will find the series’ annual and semi-annual financial statements.

Program descriptions The CollegeAmerica 529 program description contains additional information about the policies and services related to 529 plan accounts. The ABLEAmerica® program description contains additional information about the policies and services related to 529A ABLE plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the series, including the series’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the series, the series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the SEC. These and other related materials about the series are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI, shareholder reports and other information such as the series’ financial statements are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the series. You may also occasionally receive proxy statements for the series. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the series at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-900-0126P Litho in USA CGD/TM/10208 Investment Company File No. 811-22656

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

American Funds® Portfolio Series

Part B
Statement of Additional Information

January 1, 2026

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Portfolio Series (the “series”) dated January 1, 2026. Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds listed below. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the series at the following address:

American Funds Portfolio Series
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds® Global Growth Portfolio	PGGAX	GGPCX	TPGGX	PGGFX	PGWFX	PGXFX	CPGAX	CPGCX	CGGEX	TGPPX	CGGFX
American Funds® Growth Portfolio	GWPAX	GWPCX	TGGPX	GWPFX	GWPEX	GWPDX	CGPAX	CGPCX	CGPEX	TPGTX	CGPFX
American Funds® Growth and Income Portfolio	GAIOX	GAITX	TGXIX	GAIFX	GAIEX	GAIHX	CGNAX	CGNCX	CGNEX	TGGGX	CGNFX
American Funds® Moderate Growth and Income Portfolio	BLPAX	BLPCX	TBBPX	BLPFX	BLPEX	BLPDX	CBAAX	CBPCX	CBAEX	TBPBX	CBAFX
American Funds® Conservative Growth and Income Portfolio	INPAX	INPCX	TTPPX	INPFX	INPEX	INPDX	CIPAX	CIPCX	CIPEX	TPTPX	CIPFX
American Funds® Tax-Aware Conservative Growth and Income Portfolio	TAIAX	TAICX	TATAX	TAIFX	TXIFX	TYIFX	N/A	N/A	N/A	N/A	N/A
American Funds® Preservation Portfolio	PPVAX	PPVCX	TPPPX	PPVFX	PPEFX	PPFFX	CPPAX	CPPCX	CPPEX	TPAPX	CPPFX
American Funds® Tax-Exempt Preservation Portfolio	TEPAX	TEPCX	TTEPX	TEPFX	TXEFX	TYEFX	N/A	N/A	N/A	N/A	N/A
	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F2	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	FGGPX	FGPPX	CGGGX	CGHGX	RGGAX	RGGBX	REBGX	RGLCX	RGGEX	RGTFX	RGGFX	RGGGX
American Funds Growth Portfolio	FGPGX	FPGGX	CGQGX	CGRGX	RGWAX	RGWBX	RBGEX	RGPCX	RGWEX	RGSFX	RGWFX	RGWGX
American Funds Growth and Income Portfolio	FGGIX	FGIIX	CGNGX	CGLGX	RGNAX	RGNBX	RBEGX	RAICX	RGNEX	RGQFX	RGNFX	RGNGX
American Funds Moderate Growth and Income Portfolio	FBBPX	FPPBX	CBAGX	CBBGX	RBAAX	RBABX	RBBEX	RBACX	RBAEX	RGPFX	RBAFX	RBAGX
American Funds Conservative Growth and Income Portfolio	FTPPX	FPTPX	CIPGX	CIQGX	RNCAX	RINBX	RNBEX	RNCCX	RINEX	RGOFX	RINFX	RINGX
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	FPPPX	FFPPX	CPPGX	CPQGX	RPPVX	RPPBX	RPBEX	RPPCX	RPPEX	RGMFX	RPPFX	RPPGX
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Portfolio Series — Page 1

Table of Contents

Item	Page no.

Description of certain securities, investment techniques and risks	3
Fund policies	39
Management of the series	41
Execution of portfolio transactions	91
Disclosure of portfolio holdings	92
Price of shares	94
Taxes and distributions	97
Purchase and exchange of shares	101
Sales charges	106
Sales charge reductions and waivers	110
Selling shares	115
Shareholder account services and privileges	116
General information	119
Appendix	136

Investment portfolio
Financial statements

American Funds Portfolio Series — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” and “Information regarding underlying funds,” which provide information about the series, the funds and the underlying funds.

The funds

The following descriptions of securities, investment techniques and risks apply to each of the funds.

Cash and cash equivalents — In addition to its investments in the underlying funds, a portion of each fund’s assets, which will normally be less than 20%, may be held in cash or cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper; (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; (e) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less; and (f) shares of money market funds. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Each fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. There is no limit on the extent to which each fund may take temporary defensive measures. In taking such measures, each fund may fail to achieve its investment objective.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of a fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of a fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and

American Funds Portfolio Series — Page 3

cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause an underlying fund’s investments in such issuers to lose value.

Allocation – The funds consist of allocations of funds selected solely from proprietary funds managed by the investment adviser. No other funds or investments were considered in the construction of any fund.

The underlying funds

The following is a combined summary of investment strategies of all the underlying funds. Certain matters described below will only apply to a fund in the series to the extent such fund is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund’s prospectus or the “Fund policies” section of this statement of additional information, or by applicable law, each fund in the series may invest in underlying funds, which engage in each of the practices described below. The value of the fund will fluctuate as the values of the underlying funds change. The underlying funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Market conditions – The value of, and the income generated by, the securities in which the underlying funds invest may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the underlying funds to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, trading and tariff arrangements, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including

American Funds Portfolio Series — Page 4

in ways that cannot necessarily be foreseen. The underlying funds could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — An underlying fund may invest in debt securities. Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging

American Funds Portfolio Series — Page 5

markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar

American Funds Portfolio Series — Page 6

to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An

American Funds Portfolio Series — Page 7

automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Warrants and rights — Warrants and rights may be acquired by an underlying fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent an underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent an underlying fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets

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in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with an underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and an underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. An underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, an underlying fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow an underlying fund with actual equity ownership in the operating company, these investment structures may limit the underlying fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and an underlying fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the underlying fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the underlying funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and an

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underlying fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

In determining the domicile of an issuer, the underlying fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the fund's ability to convert or repatriate currencies and currency devaluations.

Government regulation — Certain emerging markets lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While an underlying fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the underlying fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist

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measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Limited market information — An underlying fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging markets will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by an underlying fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an underlying fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

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Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

Remedies — Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to an underlying fund and its shareholders. In addition, as a matter of law or practicality, an underlying fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Investing through Stock Connect — An underlying fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and on the Shenzhen Stock Exchange (“SZSE”, and together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact an underlying fund’s rights with respect to the securities. For example, a stock may be recalled from the scope of securities traded on the SSE or SZSE eligible for trading via Stock Connect for various reasons, and in such event the stock can be sold but is restricted from being bought.  In such event, the investment adviser’s ability to implement an underlying fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively new trading, clearance and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations.  As a result, an underlying fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, an underlying fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and an underlying fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect an underlying fund’s performance. An underlying fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

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Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government, cause the fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. government securities and affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Pass-through securities — An underlying fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of

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principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only

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receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Municipal inflation-indexed bonds — An underlying fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

Insured municipal bonds — An underlying fund may invest in municipal bonds that are insured generally as to the timely payment of interest and repayment of principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. Insurance that covers a municipal bond is expected to protect the fund against losses caused by a bond issuer’s failure to make interest or

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principal payments. However, insurance does not guarantee the market value of the bond or the prices of the fund‘s shares. Also, the investment adviser cannot be certain that the insurance company will make payments it guarantees. The market value of the bond could drop if a bond's insurer fails to fulfill its obligations. Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurers. When rating agencies lower or withdraw the credit rating of the insurer, the insurance may be providing little or no enhancement of credit or resale value to the municipal bond.

U.S. Territories and Commonwealth obligations — An underlying fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities (“territories and Commonwealth”), to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, negatively affect the value of the funds’ holdings in such obligations. Territories and Commonwealths face significant fiscal challenges, including persistent government deficits, underfunded retirement systems, sizable debt service obligations and a high unemployment rate. A restructuring of some or all of the debt or a decline in market prices of the territories’ and Commonwealths’ debt obligations, may affect the funds’ investment in these securities. If the economic situation in the territories and Commonwealths persists or worsens, the volatility, credit quality and performance of the fund could be adversely affected.

Zero coupon bonds — Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pre-refunded/Escrowed to maturity bonds — From time to time, a municipality may refund a bond that it has already issued prior to, or in the case of escrowed to maturity bonds on, the original bond’s call or maturity date by issuing a second bond, the proceeds of which are typically used to purchase securities of the U.S. government (including its agencies and instrumentalities). The U.S. government securities are placed in an escrow account. The original bonds then become "pre-refunded" or "escrowed to maturity" and while the security is still tax-exempt, the proceeds of the escrow account act as collateral and the original bonds are considered high-quality in nature as a result. The principal and interest payments on the escrowed securities are then used to pay off the original bondholders on the call or maturity date. The escrow account securities do not guarantee the price movement of the bond before maturity. Investment in pre-refunded and escrowed to maturity bonds held by the fund may subject the fund to interest rate risk, market risk and credit risk. For purposes of diversification, pre-refunded and escrowed to maturity bonds will be treated as U.S. governmental issues.

Derivatives — In pursuing its investment objective(s), the underlying fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts and currency options, as described under “Currency transactions,” the underlying fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (“OTC”) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain

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risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the underlying fund as a result of the failure of the underlying fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a derivative instrument may result in losses. Further, if an underlying fund’s counterparty were to default on its obligations, the underlying fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the underlying fund’s rights as a creditor and delay or impede the underlying fund’s ability to receive the net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

The value of some derivative instruments in which the underlying fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the underlying fund’s other investments, the ability of the underlying fund to successfully utilize such derivative instruments may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the underlying fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the underlying fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the underlying fund could suffer losses.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the underlying fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the underlying fund’s derivative positions, the underlying fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the underlying fund.

Because certain derivative instruments may obligate the underlying fund to make one or more potential future payments, which could significantly exceed the value of the underlying fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the underlying fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the underlying fund’s investment in the instrument. When an underlying fund leverages its portfolio, investments in that underlying fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

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The underlying fund’s compliance with the SEC’s rule applicable to the underlying fund’s use of derivatives may limit the ability of the underlying fund to use derivatives as part of its investment strategy. The rule deems an underlying fund that uses derivatives only in a limited manner as a limited derivatives user and requires that such underlying fund adopt and implement written policies and procedures reasonably designed to manage the underlying fund’s derivatives risks. The rule also deems an underlying fund that uses derivatives in more than a limited manner as a full derivatives user and requires that such an underlying fund adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time an underlying fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the underlying fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in limiting the underlying fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the underlying fund’s derivatives or other investments. An underlying fund is generally required to satisfy the rule’s outer limit on leverage by limiting the underlying fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If an underlying fund does not have an appropriate designated reference portfolio in light of the underlying fund’s investments, investment objectives and strategy, an underlying fund must satisfy the rule’s outer limit on leverage by limiting the underlying fund’s VaR to 20% of the value of the underlying fund’s net assets each business day. The fund may invest in underlying funds that are either limited derivatives users or full derivatives users.

Options — The underlying fund may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the underlying fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the underlying fund pays the current market price, or the option premium, for the option. The underlying fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the underlying fund will lose the entire amount of the option premium paid. If the option is exercised, the underlying fund completes the sale of the underlying instrument (or cash settles) at the strike price. The underlying fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

As a buyer of a put option, the underlying fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the underlying fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.

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The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.

Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. The underlying fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the underlying

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instruments, although this may not be successful. If price changes in the underlying fund’s options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the underlying fund to hold a position until delivery or expiration regardless of changes in its value.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of the underlying fund’s overall position. For example, purchasing a put option and writing a call option on the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures and options on futures — The underlying fund may enter into futures contracts and options on futures contracts to seek to manage the underlying fund’s interest rate sensitivity by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. Futures contracts and options on futures contracts are standardized, exchange-traded contracts, and, when such contracts are bought or sold, the underlying fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the underlying fund purchases or sells a security, such as a stock or bond, no price is paid or received by the underlying fund upon the purchase or sale of a futures contract. When the underlying fund enters into a futures contract, the underlying fund is required to deposit with its futures broker, known as a futures commission merchant (“FCM”), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the underlying fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the underlying fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the underlying fund but is instead a settlement between the underlying fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the underlying fund will mark-to-market its open futures positions. An underlying fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the underlying fund. Such

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margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the underlying fund. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the underlying fund, the underlying fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the underlying fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the underlying fund.

When the underlying fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the underlying fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the underlying fund, will be used to cover a loss caused by a different defaulting customer. Applicable Commodity Futures Trading Commission (“CFTC”) rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is more, the underlying fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is less, the underlying fund realizes a loss.

The underlying fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. See also “Options” above for a general description of investment techniques and risks relating to options.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the

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underlying fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the underlying fund had purchased the reference asset directly. When the underlying fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the underlying fund may be prevented from promptly liquidating unfavorable futures positions and the underlying fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the underlying fund to substantial losses. Additionally, the underlying fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the underlying fund would remain obligated to meet margin requirements until the position is cleared. As a result, the underlying fund’s access to other assets posted as margin for its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the underlying fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Swaps — The underlying fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

Swaps can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and standardized credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps and certain types of interest rate swaps and credit default swap indices are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the underlying fund enters into bilaterally negotiated swaps, the underlying fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the underlying fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin

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amounts, which may result in the underlying fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swaps can take different forms. The underlying fund may enter into the following types of swaps:

Interest rate swaps — An underlying fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the underlying fund by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (“SOFR”), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, an underlying fund’s current obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

Total return swaps — The underlying fund may enter into total return swaps in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the underlying fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the underlying fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, an underlying fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). Additionally, in order to assume exposure to the commercial

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mortgage-backed security sector or to hedge against existing credit and market risks within such sector, the fund may invest in mortgage-backed security credit default swap indices, including the CMBX index (collectively referred to as “CMBXIs”).

A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. A CMBXI is a tradeable index referencing a basket of commercial mortgage-backed securities. In a typical CDSI or CMBXI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the underlying fund as protection buyer may receive a single name credit default swap (“CDS”) representing the relevant constituent.

An underlying fund may enter into a CDSI or CMBXI transaction as either protection buyer or protection seller. If the underlying fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the underlying fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the underlying fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the underlying fund, coupled with the periodic payments previously received by the underlying fund, may be less than the full notional value that the underlying fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the underlying fund. Furthermore, as a protection seller, the underlying fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap.

The use of CDSI or CMBXI, like all other swaps, is subject to certain risks, including the risk that an underlying fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the underlying fund might have may be subject to applicable bankruptcy laws, which could delay or limit the underlying fund’s recovery. Thus, if an underlying fund’s counterparty to a CDSI or CMBXI transaction defaults on its obligation to make payments thereunder, the underlying fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when an underlying fund invests in a CDSI or CMBXI as a protection seller, the underlying fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the underlying fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI or CMBXI is based, the investment could result in losses to the underlying fund.

Currency transactions — An underlying fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, an underlying fund may enter into forward currency contracts and may purchase and sell options on currencies to protect

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against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by an underlying fund will typically involve the purchase or sale of a currency against the U.S. dollar, the underlying fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

An underlying fund may also purchase or write put and call options on foreign currencies on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the underlying fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the underlying fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the underlying fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the underlying fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the underlying fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the underlying fund to reduce currency risk using such options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets. See also “Options” for a general description of investment techniques and risks relating to options.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent an underlying fund from entering into foreign currency transactions, force an underlying fund to exit such transactions at an unfavorable time or price or result in penalties to an underlying fund, any of which may result in losses to an underlying fund.

Generally, an underlying fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of an underlying fund’s commitment increases because of changes in exchange rates, the underlying fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund is also subject to the risk that it may be delayed or prevented from obtaining

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payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the underlying fund’s exposure to currency exchange rates and could result in losses to the underlying fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the underlying fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the underlying fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards and currency options.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an underlying fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to an underlying fund’s use of derivatives, the underlying fund’s obligations with respect to these instruments will depend on the underlying fund’s aggregate usage of and exposure to derivatives, and the underlying fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the underlying fund’s derivatives risk.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code of 1986, as amended (the "Code") and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

Indirect exposure to cryptocurrencies – Cryptocurrencies are digital assets which may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the underlying funds have no current intention of directly investing in cryptocurrencies, some issuers accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets and/or invest in cryptocurrencies, and the underlying funds may have exposure to cryptocurrencies through investments in securities of such issuers. An underlying fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Cryptocurrencies may trade on platforms which are largely unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The values of cryptocurrencies have been, and may in the future continue to be, highly volatile and subject to sudden and significant increases and declines. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. The value of securities of issuers with significant holdings of cryptocurrencies may be subject to, among other things, fluctuations in the value of such cryptocurrencies, and such issuers may experience custody issues and/or lose their cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. An underlying fund may experience losses

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as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development, use, and exchange of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when an underlying fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

An underlying fund may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, an underlying fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, an underlying fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.

When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), an underlying fund forgoes principal and interest paid on the mortgage-backed securities. An underlying fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. An underlying fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. An underlying fund could suffer a loss if the contracting party fails to perform the future transaction and an underlying fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to an underlying fund’s portfolio turnover rate.

With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. An underlying fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into

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for leveraging purposes, an underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of an underlying fund’s portfolio securities decline while an underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, an underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, an underlying fund may sell such securities.

When an underlying fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), an underlying fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent an underlying fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, an underlying fund would not participate in future gains or losses with respect to the security if an underlying fund holds such security. If the other party to a transaction fails to pay for the securities, an underlying fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, an underlying fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Under the SEC’s rule applicable to the underlying fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

Repurchase agreements — An underlying fund may enter into repurchase agreements, or “repos”, under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by an underlying fund that is collateralized by the security purchased. Repos permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos and centrally cleared or “sponsored” repos, a third party custodian, either a clearing bank in the case of tri-party repos or a central clearing counterparty in the case of centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.

An underlying fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the underlying fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

Inflation-linked bonds — An underlying fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at

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maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S. Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, an underlying fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for an underlying fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Maturity — The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of an underlying fund’s portfolio accordingly. Keeping in mind the underlying fund’s objective, the investment adviser may increase the underlying fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the underlying fund. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Reinsurance related notes and bonds — An underlying fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond

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could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, an underlying fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Variable and floating rate obligations — The interest rates payable on certain securities and other instruments in which an underlying fund may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When an underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

Lower rated debt securities — Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of an underlying fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, an underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or

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dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. An underlying fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Options on U.S. Treasury Securities – An underlying fund may purchase put and call options on U.S. Treasury securities (“Treasury securities”). A put (call) option gives the underlying fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the underlying fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter (“OTC options”). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly

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leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling

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the participation. In the event of the insolvency of the lender selling a participation, a underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for an underlying fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Unfunded commitment agreements — An underlying fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule applicable to an underlying fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. An underlying fund will only enter into such unfunded commitment agreements if an underlying fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Commercial paper — An underlying fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities

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normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which an underlying fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the underlying fund or cause it to incur additional administrative costs.

Some underlying fund holdings (including some restricted securities) may be deemed illiquid if the underlying fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the underlying fund’s adviser under a liquidity risk management program adopted by the underlying fund’s board and administered by the underlying fund’s adviser. The underlying fund may incur significant additional costs in disposing of illiquid securities.

Investments in registered open-end investment companies and unit investment trusts — An underlying fund may not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems,

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networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of a fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of a fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause an underlying fund’s investments in such issuers to lose value.

Inflation/Deflation risk — The underlying fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the underlying funds’ assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the underlying funds’ assets.

Affiliated investment companies — An underlying fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the underlying fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the underlying fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the underlying fund’s performance. Any investment in another investment company will be consistent with the underlying fund’s objective(s) and applicable

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regulatory limitations. Central Funds do not charge management fees. As a result, the underlying fund does not bear additional management fees when investing in Central Funds, but the underlying fund does bear its proportionate share of Central Fund expenses.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year. The following table sets forth the portfolio turnover rate for each fund for the fiscal years ended October 31, 2025 and 2024. Variations in turnover rates are due to changes in trading activity during the period.

	Fiscal year	Portfolio turnover rate
American Funds Global Growth Portfolio	2025	5%
	2024	12
American Funds Growth Portfolio	2025	1
	2024	16
American Funds Growth and Income Portfolio	2025	2
	2024	10
American Funds Moderate Growth and Income Portfolio	2025	4
	2024	4
American Funds Conservative Growth and Income Portfolio	2025	2
	2024	16
American Funds Tax-Aware Conservative Growth and Income Portfolio	2025	39
	2024	40
American Funds Preservation Portfolio	2025	9
	2024	6
American Funds Tax-Exempt Preservation Portfolio	2025	15
	2024	34

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing a fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The series has adopted the following policies with respect to each fund, which may not be changed without approval by holders of a majority of the fund’s outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, such fund’s investments would be concentrated in any particular industry.

2. A fund may not invest in companies for the purpose of exercising control or management.

In addition, the American Funds Tax-Exempt Preservation Portfolio has adopted the following fundamental policy:

3. The fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

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Additional information about each fund‘s policies — The information below is not part of the funds’ fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the funds. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, each fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, each fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, a fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to a fund to the extent such fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.

For purposes of fundamental policy 1e, each fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the funds’ purchase of debt obligations.

For purposes of fundamental policy 1f, each fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. For purposes of calculating compliance with restrictions on industry concentrations, each fund will look through to the securities held by the underlying funds in which it invests. This policy does not apply to investments in securities of the U.S. government, its agencies or U.S. government sponsored enterprises or repurchase agreements with respect thereto. Each fund may, however, invest substantially all of its assets in one or more investment companies managed by Capital Research and Management Company.

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Management of the series

Board of trustees and officers

Independent trustees1

The series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the series’ registration statement.

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Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Vanessa C. L. Chang, 1952 Trustee (2026)	Former Director, EL & EL Investments (real estate)	93

Transocean Ltd. (offshore drilling contractor)

Former director of Sykes Enterprises (outsourced customer engagement service provider) (until 2021); Edison International/Southern California Edison (until 2025)

· Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

· Senior management experience, investment banking

· Former partner, public accounting firm

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and non-profit organizations

· Former member of the Governing Council of the Independent Directors Council

· CPA (inactive)

Francisco G. Cigarroa, MD, 1957 Trustee (2021)	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	114	None	· Corporate board experience · Service on boards of community and nonprofit organizations · MD
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	114	None

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, nonprofit and governmental organizations

· MS, PhD, electrical engineering

American Funds Portfolio Series — Page 42

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Jennifer C. Feikin, 1968 Trustee (2022)	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company	114	Hertz Global Holdings, Inc.	· Senior corporate management experience · Corporate board experience · Business consulting experience · Service on advisory and trustee boards for charitable and nonprofit organizations · JD
John G. Freund, MD, 1953 Trustee (2026)	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 – 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 - 2020)	96	Collegium Pharmaceutical, Inc.; SI – Bone, Inc. Former director of Sutro Biopharma, Inc. (until 2025)	· Experience in investment banking and senior management at multiple venture capital firms, a medical device company and a biopharmaceutical company · Corporate board experience · MD, MBA
Leslie Stone Heisz, 1961 Trustee (2022)	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	114	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services) Former director of Public Storage, Inc. (until 2024)

· Senior corporate management experience, investment banking

· Business consulting experience

· Corporate board experience

· Service on advisory and trustee boards for charitable and nonprofit organizations

· MBA

American Funds Portfolio Series — Page 43

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Sharon I. Meers, 1965 Trustee (2026)	Co-Founder and President, Midi Health, Inc. (a women’s telehealth company)	93	None

· Service as head of strategic partnerships, ecommerce company

· Experience in investment banking and senior management experience in business development, operations and investment management

· Service on trustee boards for nonprofit organizations

· MA, economics

Kenneth M. Simril, 1965 Trustee (2026)	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing); former President and CEO, Fleischmann’s Ingredients (2016 – 2022)	96	Bunge Limited (agricultural business and food company) Former director of At Home Group Inc. (until 2021)

· Service as operating executive in various private equity-owned companies

· Experience in international business affairs, capital markets and risk management

· Independent trustee and advisor for city and county public pension plans

· MBA, finance, BS, engineering

Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive) (2012)	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	114	None

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

American Funds Portfolio Series — Page 44

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Christopher E. Stone, 1956 Trustee (2026)	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	96	None

· Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations

· Former professor, practice of criminal justice

· Former president of a large complex of global philanthropies

· JD, Mphil, criminology

Alexandra Trower, 1964 Trustee (2018)	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	114	None	· Service on trustee boards for charitable and nonprofit organizations · Senior corporate management experience · Branding
Paul S. Williams, 1959 Trustee (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005-2018)	114

Public Storage, Inc.

Former director of Romeo Power, Inc. (manufacturer of batteries for electric vehicles) (until 2022); Compass Minerals, Inc. (producer of salt and specialty fertilizers) (until 2023); Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation) (until 2025)

· Senior corporate management experience

· Corporate board experience

· Corporate governance experience

· Service on trustee boards for charitable and educational nonprofit organizations

· Securities law expertise

· JD

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the series‘ service providers also permit the interested trustees to make a significant contribution to the series’ board.

Name, year of birth and position with series (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Christopher D. Buchbinder, 1971 Trustee (2026)	Partner – Capital Research Global Investors, Capital Research and Management Company	77	None
William L. Robbins, 1968 Trustee (2020-2023; 2026)	Partner – Capital International Investors, Capital Research and Management Company; Chair and Director, Capital Group International, Inc.*	77	None

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Other officers5

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Samir Mathur, 1965 President (2020)	Partner – Capital Solutions Group, Capital Research and Management Company
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President (2021)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary (2023)	Assistant Vice President – Legal and Compliance Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2012)	Vice President – Legal and Compliance Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Associate –Legal and Compliance Group, Capital Research and Management Company
Randall F. Buonviri, 1988 Assistant Treasurer (2023)	Assistant Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the 1940 Act.

2 Trustees and officers of the series serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the series within the meaning of the 1940 Act, on the basis of his or her affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

5 All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2024:

Name	Dollar range[1] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the series	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to series	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the series
Independent trustees
Vanessa C.L. Chang	None	Over $100,000	N/A	N/A
Francisco G. Cigarroa	None	None	Over $100,000	Over $100,000
Nariman Farvardin	$50,001 – $100,000	Over $100,000	N/A	Over $100,000
Jennifer C. Feikin	None	Over $100,000	N/A	Over $100,000
John G. Freund	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz	None	Over $100,000	N/A	N/A
Sharon I. Meers	None	Over $100,000	N/A	Over $100,000
Kenneth M. Simril	None	Over $100,000	N/A	N/A
Margaret Spellings	None	Over $100,000	N/A	Over $100,000
Christopher E. Stone	None	Over $100,000	N/A	Over $100,000
Alexandra Trower	None	Over $100,000	Over $100,000	Over $100,000
Paul S. Williams	$50,001 – $100,000	Over $100,000	N/A	Over $100,000

Name	Dollar range[1] of fund shares owned in series	Aggregate dollar range[1] of shares owned[2] in all funds overseen by trustee in same family of investment companies as the series
“Interested trustees”
Christopher D. Buchbinder	None	Over $100,000
William L. Robbins	None	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and/or 401(k) plan, as applicable.

2 N/A indicates that the listed individual, as of December 31, 2024, was not a trustee of the fund (or, as applicable, other funds in the same family of investment companies as the fund), did not allocate deferred compensation to the fund, or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

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Trustee compensation — No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.

The series and the other funds served by each independent trustee each pay a portion of these fees.

No pension or retirement benefits are accrued as part of series expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the series. The series also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended October 31, 2025:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Vanessa C.L. Chang (elected January 1, 2026)	None	$466,250
Francisco G. Cigarroa[2]	$25,397	360,000
Nariman Farvardin[2]	16,171	550,000
Jennifer C. Feikin[2]	25,397	468,750
John G. Freund (elected January 1, 2026)	None	521,750
Leslie Stone Heisz	25,397	468,750
Mary Davis Holt (retired December 31, 2025)	19,540	430,000
Merit E. Janow[2] (service ended December 31, 2025)	16,376	577,750
Sharon I. Meers (elected January 1, 2026)	None	375,000
Kenneth M. Simril (elected January 1, 2026)	None	375,000
Margaret Spellings[2]	18,992	540,000
Christopher E. Stone (elected January 1, 2026)	None	465,750
Alexandra Trower[2]	26,103	370,000
Paul S. Williams[2]	26,103	370,000

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the series in 2012. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2025 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the series (plus earnings thereon) through the end of the 2025 fiscal year for participating trustees is as follows: Francisco G. Cigarroa ($62,296), Nariman Farvardin ($196,323), Jennifer C. Feikin ($81,558), Merit E. Janow ($20,758), Margaret Spellings ($81,019), Alexandra Trower ($153,464) and Paul S. Williams ($39,023). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the series until paid to the trustees.

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Series organization and the board of trustees — The series, an open-end, diversified management investment company, was organized as a Delaware statutory trust on January 4, 2012. All series operations are supervised by the series' board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the series.

The series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the series will be allocated among the funds in proportion to the total net assets of each fund.

Each fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the series’ rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares and 529A ABLE savings plan account owners invested in Class ABLE shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 and Class ABLE shares, Commonwealth Savers PlanSM (formerly, Virginia529) will vote any proxies relating to the fund’s Class 529 and Class ABLE shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The series’ declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Certain trustees and officers of the series may also serve in similar positions with some of the underlying funds. Thus, if the interests of one of the funds in the series and the underlying funds were ever to diverge, it is possible that an issue could arise and affect how the trustees and officers fulfill their fiduciary duties to that fund. The series has been structured to minimize these concerns. However, conceivably, a situation could occur where proper action for one of the funds in the series could be

American Funds Portfolio Series — Page 51

adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the trustees and officers of the affected funds and Capital Research and Management Company will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential issue.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the series will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for series management and counsel to the independent trustees and the series.

Risk oversight — Day-to-day management of the series, including risk management, is the responsibility of the series’ contractual service providers, including the series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the series’ operations, including the processes and associated risks relating to the series‘ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the series‘ investments and trading. The board also receives compliance reports from the series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the series’ board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of series assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each series‘ objectives. As a result of the foregoing and other factors, the ability of the series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The series has an audit committee comprised of Vanessa C. L. Chang, Francisco G. Cigarroa, John G, Freund, Leslie Stone Heisz, Sharon I. Meers, Kenneth M. Simril, Christopher E. Stone and Paul S. Williams. The committee provides oversight regarding the series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the series’ principal service providers. The committee acts as a liaison between the series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2025 fiscal year.

American Funds Portfolio Series — Page 52

The series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2025 fiscal year.

The series has a nominating and governance committee comprised of Nariman Farvardin, Jennifer C. Feikin, Margaret Spellings and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the series, addressed to the series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2025 fiscal year.

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) for funds in the series as well as their underlying funds with respect to voting proxies of securities held by such funds. The series and its investment adviser, Capital Research and Management Company, are committed to acting in the financial interest of the shareholders of each fund in the series. Each fund in the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, the investment adviser will generally engage an independent third party to vote the proxy. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website at capitalgroup.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

American Funds Portfolio Series — Page 53

Principal fund shareholders — The following tables identify those investors who own of record, or are known by the series to own beneficially, 5% or more of any class of its shares as of the opening of business on December 1, 2025. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

American Funds Global Growth Portfolio

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	16.18%
Jersey City, NJ		Class C	13.60%
		Class F-2	15.08%
		Class F-3	26.87%
		Class R-1	8.17%
		Class R-5	38.90%

Edward D. Jones & Co.	Record	Class A	13.03%
For the benefit of its customers		Class 529-A	9.94%
St. Louis, MO		Class 529-C	6.37%

Wells Fargo Clearing Services, LLC	Record	Class C	10.72%
Special custody account for the exclusive benefit of customers		Class 529-A	7.26%
St. Louis, MO

LPL Financial	Record	Class C	8.22%
Omnibus customer account		Class F-2	14.13%
San Diego, CA

Raymond James	Record	Class C	7.04%
Omnibus for mutual funds house account		Class F-2	9.66%
St. Petersburg, FL		Class 529-A	5.72%
		Class 529-C	9.43%
		Class 529-F-2	5.01%

Morgan Stanley Smith Barney LLC	Record	Class C	5.55%
For the exclusive benefit of its customers		Class 529-A	12.01%
New York, NY		Class 529-C	17.88%
		Class 529-E	13.97%

Charles Schwab & Co., Inc.	Record	Class F-1	47.27%
Special custody account for exclusive benefit of customers		Class F-2	8.87%
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	15.25%
For the exclusive benefit of our customers		Class F-2	16.32%
Omnibus account		Class F-3	10.00%
Jersey City, NJ

American Funds Portfolio Series — Page 54

Name and Address	Ownership	Ownership Percentage

Charles Schwab & Co., Inc.	Record	Class F-3	51.13%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	5.72%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Capital Research & Management Co	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, CA

VCSP/Ableamerica	Record	Class ABLE-F-2	12.33%
Account 1	Beneficial
La Canada, CA

VCSP/Ableamerica	Record	Class ABLE-F-2	9.65%
Account 2	Beneficial
Charlottesville, VA

VCSP/Ableamerica	Record	Class ABLE-F-2	8.42%
Account 3	Beneficial
Richmond, VA

VCSP/Ableamerica	Record	Class ABLE-F-2	6.90%
Account 4	Beneficial
Wilmington, DE

Matrix Trust Company as agent for	Record	Class R-1	40.77%
Advisor Trust, Inc.
Aspire-Investlink
Denver, CO

Individual Retirement Plan 1	Record	Class R-1	16.38%
Defined Benefit Plan
Somerset, NJ

Individual Retirement Plan 2	Record	Class R-1	5.45%
Defined Benefit Plan
Somerset, NJ

American Funds Portfolio Series — Page 55

Name and Address	Ownership	Ownership Percentage

Empower Trust Company LLC	Record	Class R-2	7.08%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-2E	67.64%
Greenwood Village, CO		Class R-3	7.30%
		Class R-4	16.20%
		Class R-5E	6.88%
		Class R-5	6.96%
		Class R-6	9.97%

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2E	30.18%
ADP Access Product 401K	Beneficial
Boston, MA

Voya Retirement Insurance and Annuity Company	Record	Class R-4	17.22%
Hartford, CT	Beneficial

Compton Wealth Advisory Grp 401K	Record	Class R-5	6.27%
Virginia Beach, VA

National Financial Services, LLC	Record	Class R-6	41.13%
Account 1	Beneficial
Jersey City, NJ

National Financial Services, LLC	Record	Class R-6	8.09%
Account 2	Beneficial
Jersey City, NJ

Empower Trust Company, LLC	Record	Class R-6	6.76%
Employee Benefits Clients 401K
Greenwood Village, CO

American Funds Growth Portfolio

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	19.90%
Jersey City, NJ		Class C	20.89%
		Class F-2	8.52%
		Class F-3	18.74%
		Class 529-A	6.38%
		Class 529-F-2	7.66%
		Class R-5	23.04%

Edward D. Jones & Co.	Record	Class A	14.79%
For the benefit of its customers		Class 529-A	17.93%
St. Louis, MO		Class 529-C	13.41%

American Funds Portfolio Series — Page 56

Name and Address	Ownership	Ownership Percentage

LPL Financial	Record	Class A	5.45%
Omnibus customer account		Class C	8.55%
San Diego, CA		Class F-1	5.47%
		Class F-2	13.50%

National Financial Services, LLC	Record	Class A	5.38%
For the exclusive benefit of our customers		Class F-1	32.19%
Omnibus account		Class F-2	17.55%
Jersey City, NJ		Class F-3	14.99%

Wells Fargo Clearing Services, LLC	Record	Class C	10.20%
Special custody account for the exclusive benefit of customers		Class 529-A	6.64%
St. Louis, MO		Class 529-C	8.91%

Raymond James	Record	Class C	8.93%
Omnibus for mutual funds house account		Class F-2	7.96%
St. Petersburg, FL		Class 529-A	7.27%
		Class 529-C	14.65%
		Class 529-F-2	10.28%

Charles Schwab & Co., Inc.	Record	Class F-1	26.50%
Special custody account for exclusive benefit of customers		Class F-2	6.17%
Account 1
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	44.86%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	16.59%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Morgan Stanley Smith Barney LLC	Record	Class 529-A	8.87%
For the exclusive benefit of its customers		Class 529-C	13.04%
New York, NY		Class 529-E	9.21%
		Class R-4	5.17%

Capital Research & Management Co	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, CA

American Funds Portfolio Series — Page 57

Name and Address	Ownership	Ownership Percentage

VCSP/Ableamerica	Record	Class ABLE-F-2	5.67%
Account 1	Beneficial
North Port, FL

Matrix Trust Company as agent for	Record	Class R-1	85.55%
Advisor Trust, Inc.		Class R-3	5.99%
Aspire-Investlink
Denver, CO

Empower Trust Company LLC	Record	Class R-2	9.04%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-2E	93.19%
Greenwood Village, CO		Class R-3	9.49%
		Class R-4	14.34%
		Class R-5E	5.28%
		Class R-5	9.32%
		Class R-6	10.28%

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2E	5.10%
ADP Access Product 401K	Beneficial
Boston, MA

National Financial Services, LLC	Record	Class R-6	28.56%
Account 1	Beneficial
Jersey City, NJ

Empower Trust Company, LLC	Record	Class R-6	5.77%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

American Funds Growth and Income Portfolio

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	15.60%
For the benefit of its customers		Class 529-A	14.48%
St. Louis, MO		Class 529-C	10.66%

Pershing, LLC	Record	Class A	14.21%
Jersey City, NJ		Class C	16.98%
		Class F-2	10.45%
		Class F-3	25.27%
		Class 529-A	5.42%
		Class 529-C	5.27%
		Class R-1	7.10%
		Class R-5	31.03%

American Funds Portfolio Series — Page 58

Name and Address	Ownership	Ownership Percentage

LPL Financial	Record	Class A	6.47%
Omnibus customer account		Class C	10.21%
San Diego, CA		Class F-2	15.57%

National Financial Services, LLC	Record	Class A	5.51%
For the exclusive benefit of our customers		Class C	5.41%
Omnibus account		Class F-1	31.43%
Jersey City, NJ		Class F-2	20.50%
		Class F-3	18.06%

Wells Fargo Clearing Services, LLC	Record	Class A	5.31%
Special custody account for the exclusive benefit of customers		Class C	9.63%
St. Louis, MO		Class 529-A	6.73%
		Class 529-C	9.18%

Raymond James	Record	Class C	9.14%
Omnibus for mutual funds house account		Class F-2	13.02%
St. Petersburg, FL		Class 529-A	7.88%
		Class 529-C	15.16%
		Class 529-F-2	12.53%

Charles Schwab & Co., Inc.	Record	Class F-1	30.87%
Special custody account for exclusive benefit of customers		Class F-2	5.72%
Account 1
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	37.17%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	12.99%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Morgan Stanley Smith Barney LLC	Record	Class 529-A	8.41%
For the exclusive benefit of its customers		Class 529-C	12.78%
New York, NY		Class 529-E	7.02%
		Class R-4	7.24%

Capital Research & Management Co	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, CA

American Funds Portfolio Series — Page 59

Name and Address	Ownership	Ownership Percentage

Matrix Trust Company as agent for	Record	Class R-1	71.34%
Advisor Trust, Inc.		Class R-3	6.57%
Aspire-Investlink
Denver, CO

Empower Trust Company LLC	Record	Class R-2E	66.18%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-3	10.16%
Greenwood Village, CO		Class R-4	13.30%
		Class R-5E	10.02%
		Class R-5	17.35%
		Class R-6	7.48%

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2E	29.26%
ADP Access Product 401K	Beneficial
Boston, MA

National Financial Services, LLC	Record	Class R-6	13.01%
Account 1	Beneficial
Jersey City, NJ

Empower Trust Company, LLC	Record	Class R-6	11.99%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

Voya Retirement Insurance and Annuity Company	Record	Class R-6	5.61%
Hartford, CT	Beneficial

American Funds Portfolio Series — Page 60

American Funds Moderate Growth and Income Portfolio

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	14.18%
For the benefit of its customers		Class 529-A	15.24%
St. Louis, MO		Class 529-C	15.51%

Pershing, LLC	Record	Class A	12.11%
Jersey City, NJ		Class C	17.54%
		Class F-1	8.43%
		Class F-2	15.14%
		Class F-3	18.60%
		Class 529-C	6.14%
		Class 529-F-2	5.31%
		Class R-5	26.97%

LPL Financial	Record	Class A	7.54%
Omnibus customer account		Class C	10.93%
San Diego, CA		Class F-1	8.34%
		Class F-2	12.44%
		Class R-1	6.38%

National Financial Services, LLC	Record	Class A	6.57%
For the exclusive benefit of our customers		Class C	6.13%
Omnibus account		Class F-1	14.79%
Jersey City, NJ		Class F-2	18.93%
		Class F-3	26.88%

Wells Fargo Clearing Services, LLC	Record	Class A	5.89%
Special custody account for the exclusive benefit of customers		Class C	10.60%
St. Louis, MO		Class 529-A	5.56%
		Class 529-C	11.18%

Raymond James	Record	Class C	10.81%
Omnibus for mutual funds house account		Class F-2	9.42%
St. Petersburg, FL		Class 529-A	6.05%
		Class 529-C	11.09%
		Class 529-F-2	8.89%

Charles Schwab & Co., Inc.	Record	Class F-1	18.64%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	33.68%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

American Funds Portfolio Series — Page 61

Name and Address	Ownership	Ownership Percentage

Charles Schwab & Co., Inc.	Record	Class F-3	13.57%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Morgan Stanley Smith Barney LLC	Record	Class 529-A	7.81%
For the exclusive benefit of its customers		Class 529-C	11.16%
New York, NY		Class 529-E	7.58%

Capital Research & Management Co	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, CA

VCSP/Ableamerica	Record	Class ABLE-F-2	9.10%
Account 1	Beneficial
Belmont, NC

VCSP/Ableamerica	Record	Class ABLE-F-2	6.29%
Account 2	Beneficial
Livingston, NJ

VCSP/Ableamerica	Record	Class ABLE-F-2	5.67%
Account 3	Beneficial
Alexandria, VA

VCSP/Ableamerica	Record	Class ABLE-F-2	5.35%
Account 4	Beneficial
Bellevue, WA

VCSP/Ableamerica	Record	Class ABLE-F-2	5.15%
Account 5	Beneficial
Lookout Mountain, TN

Matrix Trust Company as agent for	Record	Class R-1	47.01%
Advisor Trust, Inc.		Class R-3	5.47%
Aspire-Investlink		Class R-5E	11.25%
Denver, CO

Neurosurgical Associaton of Central NY	Record	Class R-1	9.22%
Syracuse, NY

Mid Atlantic Trust Co FBO	Record	Class R-1	6.98%
Land Precision Corp 401K
Pittsburgh, PA

American Funds Portfolio Series — Page 62

Name and Address	Ownership	Ownership Percentage

Empower Trust Company LLC	Record	Class R-2	6.86%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-2E	26.51%
Greenwood Village, CO		Class R-3	12.76%
		Class R-5E	14.67%
		Class R-5	19.71%
		Class R-6	7.53%

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2E	66.35%
ADP Access Product 401K	Beneficial
Boston, MA

Mid Atlantic Trust Co FBO	Record	Class R-4	8.62%
Worldwide Travel Staffing, Ltd 401(k)	Beneficial
Pittsburgh, PA

Company Account 1	Record	Class R-4	5.77%
San Angelo, TX	Beneficial

Retirement Plan 1	Record	Class R-5	7.17%
Tacoma, WA

Pentegra Trust Company as Custodian	Record	Class R-5	6.90%
FBO Texas A&M Univ Orp
C/O Retirement System Consultants
Shelton, CT

Empower Trust Company, LLC	Record	Class R-6	17.70%
Empower Benefit Plans	Beneficial
Greenwood Village, CO

Empower Trust Company, LLC	Record	Class R-6	9.09%
Empower Benefit Clients 401K	Beneficial
Greenwood Village, CO

National Financial Services, LLC	Record	Class R-6	7.57%
Account 1	Beneficial
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-6	5.96%
Special custody account for exclusive benefit of customers
Account 4
San Francisco, CA

American Funds Portfolio Series — Page 63

American Funds Conservative Growth and Income Portfolio

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	19.23%
For the benefit of its customers		Class 529-A	22.19%
St. Louis, MO		Class 529-C	28.46%

Pershing, LLC	Record	Class A	9.44%
Jersey City, NJ		Class C	14.34%
		Class F-2	11.80%
		Class F-3	18.45%
		Class 529-C	5.96%
		Class 529-F-2	10.22%
		Class R-1	22.98%
		Class R-5	21.20%

LPL Financial	Record	Class A	8.21%
Omnibus customer account		Class C	12.60%
San Diego, CA		Class F-2	13.51%

National Financial Services, LLC	Record	Class A	5.76%
For the exclusive benefit of our customers		Class C	7.30%
Omnibus account		Class F-1	50.00%
Jersey City, NJ		Class F-2	13.72%
		Class F-3	29.06%

Wells Fargo Clearing Services, LLC	Record	Class A	5.69%
Special custody account for the exclusive benefit of customers		Class C	11.49%
St. Louis, MO		Class F-2	6.21%
		Class 529-C	7.99%
		Class R-1	7.04%

Raymond James	Record	Class C	8.53%
Omnibus for mutual funds house account		Class F-2	9.58%
St. Petersburg, FL		Class 529-A	6.20%
		Class 529-C	10.03%
		Class 529-F-2	8.86%

Morgan Stanley Smith Barney LLC	Record	Class C	5.58%
For the exclusive benefit of its customers		Class F-2	12.44%
New York, NY		Class 529-A	7.52%
		Class 529-C	8.03%
		Class 529-E	6.21%
		Class R-4	13.65%

Charles Schwab & Co., Inc.	Record	Class F-1	12.35%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

American Funds Portfolio Series — Page 64

Name and Address	Ownership	Ownership Percentage

Charles Schwab & Co., Inc.	Record	Class F-1	5.39%
Special custody account for exclusive benefit of customers		Class F-3	14.87%
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	27.27%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Capital Research & Management Co	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, CA

MLPF&S	Record	Class 529-E	5.12%
For the sole benefit of its customers
Jacksonville, FL

VCSP/Ableamerica	Record	Class ABLE-F-2	11.27%
Account 1	Beneficial
Tallahassee, FL

VCSP/Ableamerica	Record	Class ABLE-F-2	10.69%
Account 2	Beneficial
San Diego, CA

VCSP/Ableamerica	Record	Class ABLE-F-2	10.18%
Account 3	Beneficial
Newburyport, MA

VCSP/Ableamerica	Record	Class ABLE-F-2	6.14%
Account 4	Beneficial
Eugene, OR

VCSP/Ableamerica	Record	Class ABLE-F-2	5.55%
Account 5	Beneficial
Eugene, OR

Matrix Trust Company as agent for	Record	Class R-1	45.60%
Advisor Trust, Inc.
Aspire-Investlink
Denver, CO

Cleveland Dermatology Group LLC 401K	Record	Class R-1	12.47%
Lyndhurst, OH	Beneficial
American Funds Portfolio Series — Page 65

Name and Address	Ownership	Ownership Percentage

Empower Trust Company LLC	Record	Class R-2	8.04%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-2E	52.57%
Greenwood Village, CO		Class R-4	9.70%
		Class R-5E	30.29%
		Class R-5	25.51%
		Class R-6	5.39%

Matrix Trust Company Custodian FBO	Record	Class R-2	6.26%
Tarin Medical Corporation 401K Plan	Beneficial
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2E	42.44%
ADP Access Product 401K	Beneficial
Boston, MA

National Financial Services LLC	Record	Class R-3	18.74%
Account 1
Jersey City, NJ

Ameritas Life Insurance Corp	Record	Class R-4	12.27%
Separate Account G-2 NY 401K	Beneficial
Lincoln, NE

National Financial Services LLC	Record	Class R-5	11.03%
Account 2	Beneficial
Jersey City, NJ

National Financial Services LLC	Record	Class R-6	14.04%
Account 3	Beneficial
Jersey City, NJ

Empower Trust Company, LLC	Record	Class R-6	12.34%
Empower Benefit Clients 401K	Beneficial
Greenwood Village, CO

Charles Schwab & Co., Inc.	Record	Class R-6	5.74%
Special custody account for exclusive benefit of customers
Account 4
San Francisco, CA

American Funds Portfolio Series — Page 66

American Funds Tax-Aware Conservative Growth and Income Portfolio

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	48.22%
For the benefit of its customers		Class C	5.26%
St. Louis, MO

LPL Financial	Record	Class A	6.35%
Omnibus customer account		Class C	14.26%
San Diego, CA		Class F-2	17.28%

Pershing, LLC	Record	Class A	6.26%
Jersey City, NJ		Class C	19.05%
		Class F-2	12.14%
		Class F-3	26.83%

Wells Fargo Clearing Services, LLC	Record	Class A	5.25%
Special custody account for the exclusive benefit of customers		Class C	12.82%
St. Louis, MO		Class F-2	5.18%

National Financial Services, LLC	Record	Class C	8.37%
For the exclusive benefit of our customers		Class F-1	61.46%
Omnibus account		Class F-2	20.67%
Jersey City, NJ		Class F-3	10.95%

Raymond James	Record	Class C	6.57%
Omnibus for mutual funds house account		Class F-2	12.36%
St. Petersburg, FL

Charles Schwab & Co., Inc.	Record	Class F-1	29.51%
Special custody account for exclusive benefit of customers		Class F-2	5.08%
Account 1
San Francisco, CA

Morgan Stanley Smith Barney LLC	Record	Class F-2	7.80%
For the exclusive benefit of its customers
New York, NY

Charles Schwab & Co., Inc.	Record	Class F-3	38.47%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	15.92%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

American Funds Portfolio Series — Page 67

American Funds Preservation Portfolio

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	42.35%
For the benefit of its customers		Class 529-A	22.21%
St. Louis, MO		Class 529-C	22.11%

Pershing, LLC	Record	Class A	5.57%
Jersey City, NJ		Class C	11.93%
		Class F-1	6.47%
		Class F-2	12.23%
		Class F-3	17.55%
		Class 529-F-2	14.71%
		Class R-5	10.90%

Wells Fargo Clearing Services, LLC	Record	Class C	13.84%
Special custody account for the exclusive benefit of customers		Class F-1	5.26%
St. Louis, MO		Class F-2	9.35%
		Class 529-C	11.19%

LPL Financial	Record	Class C	10.54%
Omnibus customer account		Class F-1	7.40%
San Diego, CA		Class F-2	12.78%

Raymond James	Record	Class C	6.66%
Omnibus for mutual funds house account		Class F-2	6.85%
St. Petersburg, FL		Class 529-C	10.26%
		Class 529-F-2	8.60%

National Financial Services, LLC	Record	Class F-1	17.95%
For the exclusive benefit of our customers		Class F-2	18.31%
Omnibus account
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class F-1	12.51%
Special custody account for exclusive benefit of customers		Class F-2	6.40%
Account 1
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	66.43%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	12.26%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

American Funds Portfolio Series — Page 68

Name and Address	Ownership	Ownership Percentage

Morgan Stanley Smith Barney LLC	Record	Class 529-A	6.87%
For the exclusive benefit of its customers		Class 529-C	17.60%
New York, NY		Class 529-E	9.07%

Capital Research & Management Co	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, CA

VCSP/Ableamerica	Record	Class ABLE-F-2	16.33%
Account 1
Nashua, NH

VCSP/Ableamerica	Record	Class ABLE-F-2	11.82%
Account 2
San Bruno, CA

VCSP/Ableamerica	Record	Class ABLE-F-2	9.09%
Account 3
Williamsburg, VA

VCSP/Ableamerica	Record	Class ABLE-F-2	8.73%
Account 4
Phoenixville, PA

VCSP/Ableamerica	Record	Class ABLE-F-2	6.32%
Account 5
West Jordan, UT

VCSP/Ableamerica	Record	Class ABLE-F-2	5.37%
Account 6
Moorpark, CA

Matrix Trust Company as agent for	Record	Class R-1	83.64%
Advisor Trust, Inc.
Aspire-Investlink
Denver, CO

Dunes Radiology Services	Record	Class R-1	12.02%
Cash Balance Plan
Dakota Dunes, SD

American Funds Portfolio Series — Page 69

Name and Address	Ownership	Ownership Percentage

Empower Trust Company LLC	Record	Class R-2	9.66%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-2E	87.54%
Greenwood Village, CO		Class R-3	16.88%
		Class R-4	28.99%
		Class R-5E	36.88%
		Class R-5	30.62%
		Class R-6	8.55%

Company Account 1	Record	Class R-2	7.18%
San Diego, CA

Auto Wheel & Rim Service Co PSP	Record	Class R-2	6.29%
Evansville, IN

Ascensus Trust Company FBO	Record	Class R-2E	8.51%
Grandstand Media 401(K) Plan	Beneficial
Fargo, ND

Protech Sales USA Corp Cash Balance	Record	Class R-3	5.56%
Defined Benefit Plan
Littleton, CO

Downey & Downey PA 401K PSP&T	Record	Class R-4	10.47%
Palm Beach Gardens, FL	Beneficial

Ascensus Trust Company FBO	Record	Class R-4	7.54%
Intercity Lines, Inc 401(K)	Beneficial
Fargo, ND

Primavera Marketing Inc 401K Plan	Record	Class R-4	6.88%
Stockton, CA	Beneficial

Ameritas Life Insurance Corp	Record	Class R-4	5.43%
Separate Account G-2	Beneficial
Lincoln. NE

Sage Eco Landscapes & Nursery 401K	Record	Class R-5	22.57%
Los Osos, CA

Balefire LLC 401K Plan	Record	Class R-5	6.76%
Carmel, IN

American Funds Portfolio Series — Page 70

Name and Address	Ownership	Ownership Percentage

National Financial Services LLC	Record	Class R-6	60.92%
Account 1	Beneficial
Jersey City, NJ

Hartford	Record	Class R-6	5.50%
Hartford, CT

American Funds Tax-Exempt Preservation Portfolio

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	43.67%
For the benefit of its customers		Class C	5.20%
St. Louis, MO

LPL Financial	Record	Class A	9.65%
Omnibus customer account		Class C	11.68%
San Diego, CA		Class F-2	9.07%

Pershing, LLC	Record	Class A	6.57%
Jersey City, NJ		Class C	19.60%
		Class F-3	17.60%

Wells Fargo Clearing Services, LLC	Record	Class A	6.43%
Special custody account for the exclusive benefit of customers		Class C	8.50%
St. Louis, MO		Class F-1	8.94%

Raymond James	Record	Class C	8.55%
Omnibus for mutual funds house account		Class F-2	19.68%
St. Petersburg, FL

Morgan Stanley Smith Barney LLC	Record	Class C	6.95%
For the exclusive benefit of its customers		Class F-2	14.36%
New York, NY

Charles Schwab & Co., Inc.	Record	Class F-1	32.62%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

MLPF&S	Record	Class F-1	21.96%
For the sole benefit of its customers
Jacksonville, FL

American Funds Portfolio Series — Page 71

Name and Address	Ownership	Ownership Percentage

National Financial Services, LLC	Record	Class F-1	18.29%
For the exclusive benefit of our customers		Class F-2	15.41%
Omnibus account		Class F-3	37.40%
Jersey City, NJ

RBC Capital Markets LLC	Record	Class F-2	10.17%
Omnibus
Minneapolis, MN

UBS WM USA	Record	Class F-2	5.87%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	37.04%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	6.01%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of December 1, 2025, the officers and trustees of the series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the series.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

American Funds Portfolio Series — Page 72

Investment adviser — Capital Research and Management Company, the series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the series and, therefore, is not subject to registration or regulation as such under the CEA with respect to the series.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — The series is managed by a Portfolio Solutions Committee consisting of investment professionals employed by Capital Research and Management Company. The investment professionals managing the series are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, which would include service on the Portfolio Solutions Committee and service as a portfolio manager to an underlying fund. They may also receive quantitative bonuses based on the investment results of fund of funds portfolios managed by Capital Research and Management Company. To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to the results of comparable peers over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. Members of the Portfolio Solutions Committee may also serve as portfolio managers on underlying funds in which the series invests and to that extent, a quantitative component of their bonus is based on their individual portfolio results within those funds. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors. Capital Research and Management Company’s investment analysts supporting the series are also compensated based on the factors described above.

Investment professional fund holdings and other managed accounts — As described below, investment professionals may personally own shares of the funds. In addition, investment professionals may manage portions of other registered investment companies or accounts advised by Capital Research and Management Company or its affiliates.

American Funds Portfolio Series — Page 73

The following table reflects information as of October 31, 2025:

Investment professional	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which investment professional manages (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) that investment professional manages (assets of PIVs in billions)[2]		Number of other accounts that investment professional manages (assets of other accounts in billions)[2,3]
Michelle J. Black	$100,001 – $500,000	11	$381.2	1	$68.96	None
Brittain Ezzes	Over $1,000,000	12	$118.0	None		None
Samir Mathur	Over $1,000,000	16	$386.2	1	$68.96	None
Damien J. McCann	$100,001 – $500,000	14	$59.6	5	$5.64	None
Wesley K. Phoa	$100,001 – $500,000	11	$381.2	1	$68.96	None
John R. Queen	Over $1,000,000	18	$582.8	4	$12.18	160	$0.31
Andrew B. Suzman	Over $1,000,000	13	$304.0	2	$21.10	None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Funds Portfolio Series — Page 74

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the series and the investment adviser will continue in effect until April 30, 2026, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the series for its acts or omissions in the performance of its obligations to the series not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the series’ executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the series’ offices. The series will pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the series’ plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the series; and costs of assembling and storing shareholder account data.

Since each fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of a fund's operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests.

The following table provides the annual advisory fee rates for each of the potential underlying funds excluding any waivers or reimbursements as disclosed in each fund’s most recent prospectus.

American Funds Portfolio Series — Page 75

Underlying American Funds	Annual fee rate
AMCAP Fund	0.29%
American Balanced Fund	0.21
American Funds Emerging Markets Bond Fund	0.46
American Funds Global Balanced Fund	0.43
American Funds Global Insight Fund	0.41
American Funds Inflation Linked Bond Fund	0.25
American Funds Mortgage Fund	0.26
American Funds Multi-Sector Income Fund	0.33
American Funds Short-Term Tax-Exempt Bond Fund	0.20
American Funds Strategic Bond Fund	0.27
American High-Income Municipal Bond Fund	0.27
American High-Income Trust	0.32
American Mutual Fund	0.23
The Bond Fund of America	0.21
Capital Income Builder	0.22
Capital Group Dividend Growers ETF	0.47
Capital Group Dividend Value ETF	0.33
Capital Group Global Equity ETF	0.47
Capital Group Municipal Income ETF	0.27
Capital Group Short Duration Municipal Income ETF	0.27
Capital World Bond Fund	0.43
Capital World Growth and Income Fund	0.37
EUPAC Fund	0.42
Fundamental Investors	0.24
The Growth Fund of America	0.25
The Income Fund of America	0.22
Intermediate Bond Fund of America	0.24
International Growth and Income Fund	0.48
The Investment Company of America	0.23
Limited Term Tax-Exempt Bond Fund of America	0.23
The New Economy Fund	0.37
New Perspective Fund	0.36
New World Fund	0.50

American Funds Portfolio Series — Page 76

Underlying American Funds	Annual fee rate
Short-Term Bond Fund of America	0.25
SMALLCAP World Fund	0.60
The Tax-Exempt Bond Fund of America	0.23
U.S. Government Securities Fund	0.24
Washington Mutual Investors Fund	0.22

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the series’ Class A, C, T, F, R, 529 and ABLE shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to series shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the series and the investment adviser relating to the series’ Class A, C, T, F, R, 529 and ABLE shares. The Administrative Agreement will continue in effect until April 30, 2026, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the series’ board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The series may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). The funds are not assessed an administrative services fee for administrative services provided to the series. However, the investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets from the R-6 shares of the underlying funds (which could be increased as described in the current prospectus of the applicable underlying funds) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

American Funds Portfolio Series — Page 77

Principal Underwriter and plans of distribution — Capital Client Group, Inc. (the “Principal Underwriter”) is the principal underwriter of the series’ shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 North Meridian Street, Carmel, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; and 444 W. Lake Street, Suite 4600, Chicago, IL 60606.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A, 529-A and ABLE-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A, 529-A and ABLE-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

American Funds Global Growth Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$937,000 891,000 990,000	$4,263,000 4,318,000 4,913,000
Class C	2025 2024 2023	28,000 72,000 41,000	362,000 362,000 399,000
Class 529-A	2025 2024 2023	272,000 260,000 257,000	1,038,000 1,015,000 960,000
Class 529-C	2025 2024 2023	— 9,000 —	58,000 57,000 77,000
Class ABLE-A	2025 2024 2023	5,000 5,000 3,000	20,000 14,000 12,000

American Funds Portfolio Series — Page 78

American Funds Growth Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$5,596,000 5,692,000 5,112,000	$31,471,000 28,063,000 25,936,000
Class C	2025 2024 2023	103,000 150,000 171,000	1,985,000 1,722,000 1,538,000
Class 529-A	2025 2024 2023	1,351,000 1,266,000 995,000	5,049,000 4,755,000 3,697,000
Class 529-C	2025 2024 2023	— 19,000 21,000	251,000 208,000 192,000
Class ABLE-A	2025 2024 2023	31,000 30,000 15,000	112,000 83,000 52,000

American Funds Growth and Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$3,534,000 3,723,000 3,598,000	$18,232,000 17,180,000 16,875,000
Class C	2025 2024 2023	37,000 88,000 114,000	1,495,000 1,309,000 1,220,000
Class 529-A	2025 2024 2023	434,000 425,000 383,000	1,661,000 1,624,000 1,438,000
Class 529-C	2025 2024 2023	— 6,000 3,000	151,000 132,000 132,000
Class ABLE-A	2025 2024 2023	17,000 17,000 11,000	60,000 47,000 41,000

American Funds Portfolio Series — Page 79

American Funds Moderate Growth and Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$2,055,000 2,153,000 2,223,000	$9,546,000 ,9,494,000 9,909,000
Class C	2025 2024 2023	— 64,000 114,000	927,000 867,000 892,000
Class 529-A	2025 2024 2023	151,000 147,000 153,000	570,000 588,000 573,000
Class 529-C	2025 2024 2023	1,000 —* —	74,000 84,000 89,000
Class ABLE-A	2025 2024 2023	17,000 18,000 10,000	61,000 48,000 36,000

* Amount is less than $1,000.

American Funds Conservative Growth and Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$1,391,000 1,060,000 1,251,000	$6,030,000 4,480,000 5,279,000
Class C	2025 2024 2023	— 26,000 112,000	718,000 531,000 592,000
Class 529-A	2025 2024 2023	57,000 63,000 57,000	215,000 245,000 215,000
Class 529-C	2025 2024 2023	4,000 1,000 3,000	54,000 54,000 52,000
Class ABLE-A	2025 2024 2023	8,000 7,000 5,000	30,000 18,000 19,000

American Funds Tax-Aware Conservative Growth and Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$762,000 591,000 671,000	$2,685,000 2,202,000 2,454,000
Class C	2025 2024 2023	— — 94,000	443,000 380,000 340,000

American Funds Portfolio Series — Page 80

American Funds Preservation Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$208,000 110,000 226,000	$533,000 451,000 823,000
Class C	2025 2024 2023	— 4,000 20,000	52,000 46,000 66,000
Class 529-A	2025 2024 2023	15,000 16,000 24,000	67,000 66,000 93,000
Class 529-C	2025 2024 2023	3,000 — 4,000	33,000 27,000 21,000
Class ABLE-A	2025 2024 2023	2,000 2,000 2,000	6,000 4,000 7,000

American Funds Tax-Exempt Preservation Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025 2024 2023	$41,000 9,000 23,000	$36,000 40,000 83,000
Class C	2025 2024 2023	— 1,000 4,000	10,000 5,000 10,000

American Funds Portfolio Series — Page 81

Plans of distribution — The series has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the series to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the series’ board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the series. As the series has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A, 529-A and ABLE-A — For Class A, 529-A and ABLE-A shares, up to .25% of the series’ average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The series may annually expend up to .30% for Class A shares and up to .50% for Class 529-A and ABLE-A shares under the applicable Plan; however, for Class 529-A and ABLE-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A, 529-A and ABLE-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A, 529-A and ABLE-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the series to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recently completed fiscal year, unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares totaled $2,117,000 or less than 1% of Class A net assets for American Funds Preservation Portfolio and $101,000 or less than 1% of Class A net assets for American Funds Tax-Exempt Preservation Portfolio.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

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Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The series may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A, 529-C or ABLE-A shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

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During the 2025 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

American Funds Global Growth Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$8,455,000	$729,000
Class C	3,359,000	371,000
Class T	—	—
Class F-1	145,000	16,000
Class 529-A	1,955,000	164,000
Class 529-C	334,000	31,000
Class 529-E	122,000	12,000
Class 529-T	—	—
Class 529-F-1	—	—
Class ABLE-A	10,000	1,000
Class R-1	52,000	5,000
Class R-2	893,000	93,000
Class R-2E	28,000	5,000
Class R-3	564,000	56,000
Class R-4	149,000	22,000

American Funds Growth Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$32,108,000	$3,039,000
Class C	12,617,000	1,390,000
Class T	—	—
Class F-1	362,000	45,000
Class 529-A	7,276,000	637,000
Class 529-C	1,177,000	110,000
Class 529-E	542,000	55,000
Class 529-T	—	—
Class 529-F-1	—	—
Class ABLE-A	47,000	5,000
Class R-1	583,000	57,000
Class R-2	2,195,000	291,000
Class R-2E	77,000	14,000
Class R-3	1,769,000	186,000
Class R-4	305,000	38,000

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American Funds Growth and Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$34,175,000	$3,228,000
Class C	10,773,000	1,132,000
Class T	—	—
Class F-1	577,000	61,000
Class 529-A	3,539,000	310,000
Class 529-C	662,000	59,000
Class 529-E	245,000	23,000
Class 529-T	—	—
Class 529-F-1	—	—
Class ABLE-A	32,000	3,000
Class R-1	259,000	24,000
Class R-2	1,705,000	179,000
Class R-2E	109,000	16,000
Class R-3	1,179,000	119,000
Class R-4	227,000	26,000

American Funds Moderate Growth and Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$26,581,000	$2,312,000
Class C	8,132,000	815,000
Class T	—	—
Class F-1	271,000	30,000
Class 529-A	1,664,000	136,000
Class 529-C	355,000	31,000
Class 529-E	95,000	11,000
Class 529-T	—	—
Class 529-F-1	—	—
Class ABLE-A	28,000	3,000
Class R-1	106,000	10,000
Class R-2	1,022,000	125,000
Class R-2E	51,000	6,000
Class R-3	792,000	115,000
Class R-4	219,000	21,000

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American Funds Conservative Growth and Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$15,923,000	$1,338,000
Class C	4,576,000	469,000
Class T	—	—
Class F-1	324,000	38,000
Class 529-A	827,000	68,000
Class 529-C	234,000	20,000
Class 529-E	42,000	4,000
Class 529-T	—	—
Class 529-F-1	—	—
Class ABLE-A	12,000	1,000
Class R-1	36,000	3,000
Class R-2	343,000	64,000
Class R-2E	14,000	2,000
Class R-3	261,000	32,000
Class R-4	89,000	8,000

American Funds Tax-Aware Conservative Growth and Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$11,950,000	$1,022,000
Class C	3,087,000	304,000
Class T	—	—
Class F-1	743,000	69,000

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American Funds Preservation Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$3,743,000	$254,000
Class C	467,000	45,000
Class T	—	—
Class F-1	40,000	5,000
Class 529-A	409,000	32,000
Class 529-C	87,000	8,000
Class 529-E	21,000	2,000
Class 529-T	—	—
Class 529-F-1	—	—
Class ABLE-A	3,000	—*
Class R-1	8,000	1,000
Class R-2	132,000	15,000
Class R-2E	1,000	—*
Class R-3	123,000	26,000
Class R-4	28,000	5,000

* Amount less than $1,000.

American Funds Tax-Exempt Preservation Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$979,000	$68,000
Class C	86,000	7,000
Class T	—	—
Class F-1	5,000	—*

* Amount less than $1,000.

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the series who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the series are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the series and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the series benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the series’ 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need

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assistance with your account, please contact your financial professional. If you need a financial professional, please call Capital Client Group, Inc. at (800) 421-4120 for assistance.

Fee to Commonwealth Savers Plan — Class 529 shares are offered to certain American Funds by Commonwealth Savers Plan through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Commonwealth Savers Plan through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Commonwealth Savers Plan is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $75 billion and .03% on net assets over $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Commonwealth Savers Plan is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2028.

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Other compensation to dealers — As of March 1, 2025, the top firms (or their affiliates) that Capital Client Group, Inc. anticipates will receive additional compensation (as described in the prospectus) are listed below.

Dealers:

Ameriprise
Ameriprise Financial Services LLC
Ameriprise Financial Services, Inc.
Atria Wealth Solutions
Cadaret, Grant & Co., Inc.
CUSO Financial Services, L.P.
Grove Point Investments LLC
NEXT Financial Group, Inc.
SCF Securities, Inc.
Sorrento Pacific Financial, LLC
Western International Securities, Inc.

Avantax Investment Services, Inc

Cambridge

Cambridge Investment Research Advisors Inc

Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC

Cetera Investment Advisers LLC

Cetera Investment Services LLC
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Trust Bank
Commonwealth
Commonwealth Financial Network
Edward Jones
Equitable Advisors
Equitable Advisors LLC
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC
Kestra
Kestra Investment Services LLC

LPL Group

LPL Enterprise LLC

LPL Financial LLC

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Merrill

Bank Of America
Bank Of America Private Bank

Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MML Distributors LLC
MML Investors Services, LLC
Morgan Stanley Wealth Management

Northwestern Mutual (NM)
Northwestern Mutual Investment Services LLC
Osaic (Advisor Group)
Osaic FA Inc
Osaic FS Inc
Osaic Institutions Inc
Osaic Wealth Inc

Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird

Robert W. Baird & Co. Incorporated
Stifel Nicolaus & Co
Stifel Independent Advisors LLC

Stifel, Nicolaus & Company, Incorporated
UBS

UBS Financial Services Inc.

Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors LLC
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Community Bank Advisors
Wells Fargo Securities, LLC

Recordkeepers:

Ascensus
Empower (Great West Life & Annuity Insurance Company)
John Hancock
Nationwide
Principal
Transamerica
Voya

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Execution of portfolio transactions

The series does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the series may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities for the funds. Portfolio transactions for the series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for each underlying fund.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website by the 10th day after such calendar month. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar month. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month for equity securities, and no earlier than the 30th day after such month for fixed income securities. The fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted no earlier than the 10th day after the final month of each calendar quarter. For multi-asset funds, the fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted each month, no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. The investment adviser may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality

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obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the series or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to a fund in the series or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in newspapers and websites do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share. Net asset value is computed by adding the value of a fund’s investments, cash or other assets, subtracting the fund’s liabilities, and dividing the result by the number of shares that are outstanding. Realized investment income and gain is included in the fund’s net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of each fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining each fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King Jr. Day; Presidents' Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the series after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the series. For more information about how to purchase through your intermediary, contact your intermediary directly.

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As noted in the prospectus, the principal assets of the funds consist of investments in the underlying funds. These investments are reflected in the net assets of each fund on the day of the investment. All portfolio securities of the funds are valued, and the net asset values per share for each share class are determined, as indicated below.

Underlying funds are priced based on the net asset value of each underlying fund, calculated as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the series’ board. Subject to board oversight, each underlying fund’s board has designated the series' investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the series’ investment adviser. The board receives periodic reports describing fair-valued securities and the valuation methods used.

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Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — Each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, each fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing each fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should each fund fail to qualify under Subchapter M, each fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by each fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, each fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders. In the event the fund's distribution of net investment income exceeds its earnings and profits for tax purposes, a portion of such distribution may be classified as return of capital. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost basis is zero, returns of capital distributions are treated as capital gains.

Each fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

Each fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital

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loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain and income distributions by each fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares prior to a distribution. The price of shares purchased at that time may include the amount of a forthcoming distribution. Those purchasing fund shares at a time when the fund has realized but not yet distributed income or capital gains that is reflected in the price of the shares will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them as a dividend or other fund distribution, as described above.

Certain distributions reported by each fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the fund’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends through 2025. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Foreign tax credit — By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the foreign taxes on earnings from investments outside the United States held by the underlying funds. Shareholders may claim a credit or deduction for their share of foreign taxes distributed by a fund that passes through the foreign tax credit.

Tax consequences applicable to the Tax-Aware Conservative Growth and Income Portfolio and Tax-Exempt Preservation Portfolio — Interest on the municipal securities purchased by an underlying fund

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is believed to be free from regular federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. If interest on a municipal security is not free from regular federal income tax, then the interest on that security would become taxable. If this were to happen, dividends derived from this interest may be taxable to shareholders.

By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the interest earned on municipal securities held by the underlying funds as exempt-interest dividends. These exempt-interest dividends are not subject to regular federal income tax when they are distributed to fund shareholders. Exempt-interest dividends paid by the fund will be reported to both the IRS and shareholders of the fund. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

Private activity bonds are bonds that, although federally tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states.

The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may result in the fund recognizing taxable ordinary income. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Tax consequences of investing in derivatives — An underlying fund may enter into transactions involving derivatives, such as futures, swaps, options and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to such an underlying fund, accelerate the underlying fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of underlying fund distributions.

Discount — Certain bonds acquired by the fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as tax exempt income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each

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day the bond is held by a fund at a constant rate over the time remaining to the bond’s maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain. Some of the bonds acquired by a fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and is thus included in a fund’s investment company taxable income, will depend upon which of the permitted accrual methods the fund elects.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted or unless the context otherwise requires, all references in the following pages to Class A, C, T or F shares also refer to the corresponding Class 529-A and ABLE-A, 529-C, 529-T, 529-F or ABLE-F shares, as applicable. Class 529 and ABLE shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts and Class ABLE shares may be purchased only through ABLEAmerica by investors establishing qualified 529A ABLE savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Commonwealth Savers Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $250 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or 529A ABLE savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds, Capital Group KKR Public-Private+ Funds, or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 (or, if applicable, ABLE) share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates. Class A-2 shares of Capital Group KKR Public-Private+ Funds may not be exchanged for shares of the American Funds or Emerging Markets Equities Fund, Inc.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

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Shares held in employer-sponsored retirement plans may be exchanged into other Capital Group Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, all transactions in fund shares are subject to the series’ and Capital Client Group, Inc.’s right to restrict potentially abusive trading. In addition, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class

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A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund and a movement between an ABLE share class and a non-ABLE share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2, Class 529-F-2 and Class ABLE-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2, Class 529-F-2 and Class ABLE-F-2 purchases

If requested, American Funds Class F-2, Class 529-F-2 and Class ABLE-F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2, Class 529-F-2 or Class ABLE-F-2 is established under this privilege, additional investments can be made in Class F-2, Class 529-F-2 or Class ABLE-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

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Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. For all of the funds in the American Funds Portfolio Series except American Funds Tax-Aware Conservative Growth and Income Portfolio, American Funds Preservation Portfolio and American Funds Tax Exempt Preservation Portfolio, commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to .75%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $500,000 or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Only with respect to American Funds Tax-Aware Conservative Growth and Income Portfolio, commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: ..75% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to .75%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $250,000 or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Only with respect to American Funds Preservation Portfolio and American Funds Tax-Exempt Preservation Portfolio, commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: .75% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class 529-A/ABLE-A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. For all of the funds in the American Funds Portfolio Series except American Funds Tax-Aware Conservative Growth and Income Portfolio and American Funds Tax Exempt Preservation Portfolio, commissions on such investments (other than 529/ABLE rollover assets that roll over at no sales charge under the fund’s

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529/ABLE rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, ..50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below. Class A-2 shares of Capital Group KKR Public-Private+ Funds are not eligible for the sales charge reductions noted below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase eligible shares of Capital Group Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include purchases of eligible classes of shares of the Capital Group Funds made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 and 529A accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

American Funds Portfolio Series — Page 111

customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Capital Group Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A, 529-A or ABLE-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

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If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or

American Funds Portfolio Series — Page 113

limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers Plan as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 or ABLE shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 and ABLE share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 and ABLE classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

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Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any Capital Group Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds or Emerging Markets Equities Fund, Inc. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction or redeem or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the series, the Transfer Agent, any of its affiliates or mutual funds managed by such

American Funds Portfolio Series — Page 117

affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the series may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the series by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The series’ declaration of trust permits the series to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the series’ current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the series may from time to time adopt.

While payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders of one or more funds in the series.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Shares of underlying funds owned by all funds are recorded only on the books of the funds' transfer agent, American Funds Service Company. Other securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of such other securities in the funds’ portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the funds hold securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the series and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

American Funds Portfolio Series — Page 119

During the 2025 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties were:

American Funds Global Growth Portfolio

Transfer agent fee
Class A	$3,366,000
Class C	332,000
Class T	—*
Class F-1	66,000
Class F-2	655,000
Class F-3	6,000
Class 529-A	765,000
Class 529-C	31,000
Class 529-E	17,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	108,000
Class 529-F-3	—*
Class ABLE-A	3,000
Class ABLE- F-2	—*
Class R-1	4,000
Class R-2	403,000
Class R-2E	10,000
Class R-3	158,000
Class R-4	56,000
Class R-5E	48,000
Class R-5	13,000
Class R-6	4,000

* Amount less than $1,000.

American Funds Portfolio Series — Page 120

American Funds Growth Portfolio

Transfer agent fee
Class A	$11,326,000
Class C	1,114,000
Class T	—*
Class F-1	157,000
Class F-2	1,624,000
Class F-3	8,000
Class 529-A	2,507,000
Class 529-C	99,000
Class 529-E	62,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	315,000
Class 529-F-3	—*
Class ABLE-A	10,000
Class ABLE- F-2	1,000
Class R-1	53,000
Class R-2	973,000
Class R-2E	26,000
Class R-3	472,000
Class R-4	103,000
Class R-5E	140,000
Class R-5	29,000
Class R-6	9,000

* Amount less than $1,000.

American Funds Portfolio Series — Page 121

American Funds Growth and Income Portfolio

Transfer agent fee
Class A	$7,391,000
Class C	621,000
Class T	—*
Class F-1	254,000
Class F-2	1,682,000
Class F-3	8,000
Class 529-A	780,000
Class 529-C	36,000
Class 529-E	18,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	99,000
Class 529-F-3	—*
Class ABLE-A	4,000
Class ABLE- F-2	—*
Class R-1	22,000
Class R-2	710,000
Class R-2E	37,000
Class R-3	327,000
Class R-4	79,000
Class R-5E	67,000
Class R-5	25,000
Class R-6	16,000

* Amount less than $1,000.

American Funds Portfolio Series — Page 122

American Funds Moderate Growth and Income Portfolio

Transfer agent fee
Class A	$4,641,000
Class C	377,000
Class T	—*
Class F-1	110,000
Class F-2	1,384,000
Class F-3	8,000
Class 529-A	294,000
Class 529-C	15,000
Class 529-E	6,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	48,000
Class 529-F-3	—*
Class ABLE-A	3,000
Class ABLE- F-2	—*
Class R-1	7,000
Class R-2	451,000
Class R-2E	17,000
Class R-3	215,000
Class R-4	74,000
Class R-5E	50,000
Class R-5	21,000
Class R-6	16,000

* Amount less than $1,000.

American Funds Conservative Growth and Income Portfolio

Transfer agent fee
Class A	$2,533,000
Class C	198,000
Class T	—*
Class F-1	133,000
Class F-2	797,000
Class F-3	4,000
Class 529-A	139,000
Class 529-C	9,000
Class 529-E	2,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	30,000
Class 529-F-3	—*
Class ABLE-A	1,000
Class ABLE- F-2	—*
Class R-1	2,000
Class R-2	155,000
Class R-2E	4,000
Class R-3	70,000
Class R-4	29,000
Class R-5E	18,000
Class R-5	9,000
Class R-6	4,000

* Amount less than $1,000.

American Funds Portfolio Series — Page 123

American Funds Tax-Aware Conservative Growth and Income Portfolio

Transfer agent fee
Class A	$1,040,000
Class C	81,000
Class T	—*
Class F-1	348,000
Class F-2	706,000
Class F-3	4,000

* Amount less than $1,000.

American Funds Preservation Portfolio

Transfer agent fee
Class A	$1,009,000
Class C	38,000
Class T	—*
Class F-1	22,000
Class F-2	146,000
Class F-3	1,000
Class 529-A	136,000
Class 529-C	7,000
Class 529-E	2,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	32,000
Class 529-F-3	—*
Class ABLE-A	1,000
Class ABLE- F-2	—*
Class R-1	1,000
Class R-2	52,000
Class R-2E	—*
Class R-3	35,000
Class R-4	11,000
Class R-5E	6,000
Class R-5	2,000
Class R-6	1,000

* Amount less than $1,000.

American Funds Tax-Exempt Preservation Portfolio

Transfer agent fee
Class A	$123,000
Class C	3,000
Class T	—*
Class F-1	2,000
Class F-2	54,000
Class F-3	—*

* Amount less than $1,000.

American Funds Portfolio Series — Page 124

Independent registered public accounting firm — Deloitte & Touche LLP ("D&T"), 695 Town Center Drive, Costa Mesa, CA 92626, serves as the series’ independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements and financial highlights of the series included in this statement of additional information that are from the series' Form N-CSR for the most recent fiscal year have been audited by D&T, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the series and for independent trustees in their capacities as such. A determination with respect to the independence of the series’ counsel will be made at least annually by the independent trustees of the series, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The series’ fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the series’ expenses, key statistics, holdings information and investment results (annual report only). Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access each fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus.The series’ annual financial statements are audited by the series’ independent registered public accounting firm, D&T. In addition, shareholders may also receive proxy statements for each fund. In an effort to reduce the volume of mail shareholders receive from the series when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The series and Capital Research and Management Company and its affiliated companies, including the series’ Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Portfolio Series — Page 125

American Funds Global Growth Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$27.48
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$29.16

American Funds Growth Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$30.43
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$32.29

American Funds Growth and Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$22.01
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$23.35

American Funds Moderate Growth and Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$20.51
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$21.76

American Funds Conservative Growth and Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$14.36
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$15.24

American Funds Portfolio Series — Page 126

American Funds Tax-Aware Conservative Growth and Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$17.34
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$18.02

American Funds Preservation Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.54
Maximum offering price per share (100/97.50 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.78

American Funds Tax-Exempt Preservation Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.75
Maximum offering price per share (100/97.50 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.00

Other information — The series reserves the right to modify the privileges described in this statement of additional information at any time.

The series’ financial statements, including the investment portfolio and the report of the series’ independent registered public accounting firm contained in the series’ Form N-CSR, are included in this statement of additional information.

American Funds Portfolio Series — Page 127

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	N/A	N/A	302	43002	402	602	702
American Balanced Fund®	011	N/A	N/A	311	43011	411	611	711
American Funds® Developing World Growth and Income Fund	30100	N/A	N/A	33100	43100	34100	36100	37100
American Funds® Global Balanced Fund	037	N/A	N/A	337	43037	437	637	737
American Funds® Global Insight Fund	30122	N/A	N/A	33122	43122	34122	36122	37122
American Funds® International Vantage Fund	30123	N/A	N/A	33123	43123	34123	36123	37123
American Mutual Fund®	003	N/A	N/A	303	43003	403	603	703
Capital Income Builder®	012	N/A	N/A	312	43012	412	612	712
Capital World Growth and Income Fund®	033	N/A	N/A	333	43033	433	633	733
EUPAC Fund™	016	N/A	N/A	316	43016	416	616	716
Fundamental Investors®	010	N/A	N/A	310	43010	410	610	710
The Growth Fund of America®	005	N/A	N/A	305	43005	405	605	705
The Income Fund of America®	006	N/A	N/A	306	43006	406	606	706
International Growth and Income Fund	034	N/A	N/A	334	43034	434	634	734
The Investment Company of America®	004	N/A	N/A	304	43004	404	604	704
The New Economy Fund®	014	N/A	N/A	314	43014	414	614	714
New Perspective Fund®	007	N/A	N/A	307	43007	407	607	707
New World Fund®	036	N/A	N/A	336	43036	436	636	736
SMALLCAP World Fund®	035	N/A	N/A	335	43035	435	635	735
Washington Mutual Investors Fund	001	N/A	N/A	301	43001	401	601	701
Fixed income funds
American Funds® Core Plus Bond Fund	30410	N/A	N/A	33410	N/A	34410	36410	37410
American Funds Emerging Markets Bond Fund ®	30114	N/A	N/A	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	N/A	N/A	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	N/A	N/A	360	43060	460	660	760
American Funds Mortgage Fund®	042	N/A	N/A	342	43042	442	642	742
American Funds® Multi-Sector Income Fund	30126	N/A	N/A	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	N/A	43039	439	639	739
American Funds® Strategic Bond Fund	30112	N/A	N/A	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	N/A	N/A	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	N/A	N/A	340	43040	440	640	740
American High-Income Trust®	021	N/A	N/A	321	43021	421	621	721
The Bond Fund of America®	008	N/A	N/A	308	43008	408	608	708
Capital Group KKR Core Plus+	30400	39400	61400	N/A	N/A	N/A	36400	37400
Capital Group KKR Multi-Sector+	30401	39401	61401	N/A	N/A	N/A	36401	37401
Capital World Bond Fund®	031	N/A	N/A	331	43031	431	631	731
Intermediate Bond Fund of America®	023	N/A	N/A	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	N/A	N/A	343	43043	443	643	743
Short-Term Bond Fund of America®	048	N/A	N/A	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	N/A	N/A	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	N/A	N/A	320	43020	420	620	720
U.S. Government Securities Fund®	022	N/A	N/A	322	43022	422	622	722

American Funds Portfolio Series — Page 128

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Money market fund
American Funds® U.S. Government Money Market Fund	059	N/A	N/A	359	43059	459	659	759

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EUPAC Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds® Core Plus Bond Fund	10410	13410	15410	N/A	14410	16410	17410	N/A	N/A
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

American Funds Portfolio Series — Page 129

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EUPAC Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds® Core Plus Bond Fund	21410	22410	41410	23410	24410	27410	25410	26410
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital Group KKR Core Plus+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26400
Capital Group KKR Multi-Sector+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26401
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Funds Portfolio Series — Page 130

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	30187	33187	43187	34187	36187	37187
American Funds® 2065 Target Date Retirement Fund	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds® 2025 Target Date Retirement Income Fund	064	364	43064	464	664	764
American Funds® 2020 Target Date Retirement Income Fund	063	363	43063	463	663	763
American Funds® 2015 Target Date Retirement Income Fund	062	362	43062	462	662	762
American Funds® 2010 Target Date Retirement Income Fund	061	361	43061	461	661	761

American Funds Portfolio Series — Page 131

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2070 Target Date Retirement Fund	21187	22187	41187	23187	24187	27187	25187	26187
American Funds 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Income Fund	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Income Fund	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Income Fund	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Income Fund	2161	2261	4161	2361	2461	2761	2561	2661

American Funds Portfolio Series — Page 132

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2042 Fund	10144	13144	15144	46144	14144	16144	17144
American Funds® College 2039 Fund	10136	13136	15136	46136	14136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

American Funds Portfolio Series — Page 133

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	43055	455	655	755
American Funds® Growth Portfolio	053	353	43053	453	653	753
American Funds® Growth and Income Portfolio	051	351	43051	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	43050	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	43047	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	43046	446	646	746
American Funds® Preservation Portfolio	045	345	43045	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Portfolio Series — Page 134

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	43109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	43110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Funds Portfolio Series — Page 135

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, S&P Global Ratings and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Portfolio Series — Page 136

S&P Global Ratings
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Portfolio Series — Page 137

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

Indicates that a rating has not been assigned or is no longer assigned.

American Funds Portfolio Series — Page 138

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Funds Portfolio Series — Page 139

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Portfolio Series — Page 140

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

American Funds Portfolio Series — Page 141

American Funds Global Growth Portfolio
Investment portfolio October 31, 2025

Growth funds 85%	Shares	Value (000)
New Perspective Fund, Class R-6	18,969,755	$1,426,715
The New Economy Fund, Class R-6	14,024,628	1,113,836
The Growth Fund of America, Class R-6	11,971,706	1,081,524
SMALLCAP World Fund, Inc., Class R-6	13,158,144	1,035,546
EUPAC Fund, Class R-6	8,725,642	579,295
New World Fund, Inc., Class R-6	5,218,916	509,993
American Funds Global Insight Fund, Class R-6	12,619,065	356,993
		6,103,902
Growth-and-income funds 15%
Capital World Growth and Income Fund, Class R-6	14,086,907	1,083,424
Total investment securities 100% (cost: $4,640,531,000)		7,187,326
Other assets less liabilities 0%		(1,593)
Net assets 100%		$7,185,733
Investments in affiliates (a)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85%
New Perspective Fund, Class R-6	$1,230,277	$64,061	$74,216	$11,894	$194,699	$1,426,715	$10,775	$53,215
The New Economy Fund, Class R-6	924,171	82,358	91,205	14,586	183,926	1,113,836	1,226	81,132
The Growth Fund of America, Class R-6	924,142	80,074	81,890	23,940	135,258	1,081,524	6,210	72,896
SMALLCAP World Fund, Inc., Class R-6	914,065	31,047	4,613	(1,048)	96,095	1,035,546	8,830	—
EUPAC Fund, Class R-6 (b)	478,132	38,600	12,739	120	75,182	579,295	5,021	29,127
New World Fund, Inc., Class R-6	422,369	16,252	11,007	785	81,594	509,993	5,118	11,134
American Funds Global Insight Fund, Class R-6	304,776	3,811	8,499	419	56,486	356,993	3,854	—
						6,103,902
Growth-and-income funds 15%
Capital World Growth and Income Fund, Class R-6	924,171	71,977	45,741	1,798	131,219	1,083,424	18,534	53,443
Total 100%				$52,494	$954,459	$7,187,326	$59,568	$300,947

(a)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
(b)	This fund changed its name during the reporting period.
Refer to the notes to financial statements.

1	American Funds Portfolio Series

American Funds Growth Portfolio
Investment portfolio October 31, 2025

Growth funds 80%	Shares	Value (000)
The Growth Fund of America, Class R-6	69,587,521	$6,286,537
AMCAP Fund, Class R-6	75,234,663	3,727,877
New Perspective Fund, Class R-6	49,386,892	3,714,388
SMALLCAP World Fund, Inc., Class R-6	46,417,128	3,653,028
The New Economy Fund, Class R-6	33,102,602	2,629,009
		20,010,839
Growth-and-income funds 20%
Fundamental Investors, Class R-6	26,059,040	2,497,498
The Investment Company of America, Class R-6	36,288,926	2,468,373
		4,965,871
Total investment securities 100% (cost: $16,951,775,000)		24,976,710
Other assets less liabilities 0%		(6,492)
Net assets 100%		$24,970,218
Investments in affiliates (a)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80%
The Growth Fund of America, Class R-6	$5,001,037	$475,859	$101,720	$9,161	$902,200	$6,286,537	$35,039	$411,307
AMCAP Fund, Class R-6	2,957,865	412,275	—	—	357,737	3,727,877	18,790	300,559
New Perspective Fund, Class R-6	2,931,535	279,560	24,017	(2,017)	529,327	3,714,388	26,452	130,645
SMALLCAP World Fund, Inc., Class R-6	2,920,153	404,961	4,455	(566)	332,935	3,653,028	29,108	—
The New Economy Fund, Class R-6	1,994,394	201,643	31,693	4,370	460,295	2,629,009	2,688	177,848
						20,010,839
Growth-and-income funds 20%
Fundamental Investors, Class R-6	1,986,570	224,529	—	—	286,399	2,497,498	28,970	182,305
The Investment Company of America, Class R-6	1,997,511	197,783	5,859	(199)	279,137	2,468,373	28,092	169,691
						4,965,871
Total 100%				$10,749	$3,148,030	$24,976,710	$169,139	$1,372,355

(a)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Portfolio Series	2

American Funds Growth and Income Portfolio
Investment portfolio October 31, 2025

Growth funds 20%	Shares	Value (000)
SMALLCAP World Fund, Inc., Class R-6	21,558,287	$1,696,637
The Growth Fund of America, Class R-6	17,737,614	1,602,416
American Funds Global Insight Fund, Class R-6	38,449,689	1,087,742
		4,386,795
Growth-and-income funds 46%
The Investment Company of America, Class R-6	65,151,759	4,431,623
Capital World Growth and Income Fund, Class R-6	43,576,820	3,351,493
Washington Mutual Investors Fund, Class R-6	32,128,414	2,158,387
		9,941,503
Equity-income funds 10%
Capital Income Builder, Class R-6	26,599,145	2,103,194
Balanced funds 10%
American Balanced Fund, Class R-6	55,460,249	2,179,588
Fixed income funds 14%
American Funds Multi-Sector Income Fund, Class R-6	108,579,738	1,031,507
The Bond Fund of America, Class R-6	89,593,963	1,028,539
American Funds Strategic Bond Fund, Class R-6	109,094,778	1,025,491
		3,085,537
Total investment securities 100% (cost: $15,745,818,000)		21,696,617
Other assets less liabilities 0%		(5,605)
Net assets 100%		$21,691,012

3	American Funds Portfolio Series

American Funds Growth and Income Portfolio (continued)
Investments in affiliates (a)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 20%
SMALLCAP World Fund, Inc., Class R-6	$1,446,613	$90,690	$—	$—	$159,334	$1,696,637	$14,072	$—
The Growth Fund of America, Class R-6	1,311,023	116,511	58,820	12,495	221,207	1,602,416	9,147	107,364
American Funds Global Insight Fund, Class R-6	898,681	16,569	—	—	172,492	1,087,742	11,281	—
						4,386,795
Growth-and-income funds 46%
The Investment Company of America, Class R-6	3,712,325	369,842	157,148	20,565	486,039	4,431,623	51,315	313,914
Capital World Growth and Income Fund, Class R-6	2,734,187	228,541	30,216	994	417,987	3,351,493	56,662	158,855
Washington Mutual Investors Fund, Class R-6	1,861,320	189,767	11,145	1,148	117,297	2,158,387	32,177	157,590
						9,941,503
Equity-income funds 10%
Capital Income Builder, Class R-6	1,834,965	146,673	56,805	(171)	178,532	2,103,194	67,450	42,538
Balanced funds 10%
American Balanced Fund, Class R-6	1,850,323	144,911	4,779	(88)	189,221	2,179,588	44,165	100,746
Fixed income funds 14%
American Funds Multi-Sector Income Fund, Class R-6	913,811	109,075	—	—	8,621	1,031,507	61,756	—
The Bond Fund of America, Class R-6	911,660	105,224	6,148	(37)	17,840	1,028,539	43,588	—
American Funds Strategic Bond Fund, Class R-6 (b)	908,913	112,789	35,377	(3,366)	42,532	1,025,491	20,124	—
						3,085,537
Total 100%				$31,540	$2,011,102	$21,696,617	$411,737	$881,007

(a)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
(b)
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Portfolio Series	4

American Funds Moderate Growth and Income Portfolio
Investment portfolio October 31, 2025

Growth funds 10%	Shares	Value (000)
New Perspective Fund, Class R-6	11,050,460	$831,105
SMALLCAP World Fund, Inc., Class R-6	10,402,736	818,696
		1,649,801
Growth-and-income funds 25%
Washington Mutual Investors Fund, Class R-6	36,062,705	2,422,692
Capital World Growth and Income Fund, Class R-6	21,272,637	1,636,079
		4,058,771
Equity-income funds 10%
The Income Fund of America, Class R-6	57,561,935	1,573,743
Balanced funds 40%
American Balanced Fund, Class R-6	102,885,673	4,043,407
American Funds Global Balanced Fund, Class R-6	58,211,560	2,426,840
		6,470,247
Fixed income funds 15%
American Funds Multi-Sector Income Fund, Class R-6	81,407,135	773,368
The Bond Fund of America, Class R-6	67,297,216	772,572
American Funds Strategic Bond Fund, Class R-6	81,947,135	770,303
		2,316,243
Total investment securities 100% (cost: $11,957,695,000)		16,068,805
Other assets less liabilities 0%		(3,897)
Net assets 100%		$16,064,908

5	American Funds Portfolio Series

American Funds Moderate Growth and Income Portfolio (continued)
Investments in affiliates (a)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 10%
New Perspective Fund, Class R-6	$733,963	$38,114	$63,851	$7,743	$115,136	$831,105	$6,418	$31,697
SMALLCAP World Fund, Inc., Class R-6	699,396	47,992	8,191	(1,449)	80,948	818,696	6,801	—
						1,649,801
Growth-and-income funds 25%
Washington Mutual Investors Fund, Class R-6	2,174,662	223,265	110,280	19,504	115,541	2,422,692	36,725	180,905
Capital World Growth and Income Fund, Class R-6	1,449,022	112,875	135,450	17,627	192,005	1,636,079	29,145	83,729
						4,058,771
Equity-income funds 10%
The Income Fund of America, Class R-6	1,459,592	96,541	75,639	223	93,026	1,573,743	61,460	31,626
Balanced funds 40%
American Balanced Fund, Class R-6	3,611,293	279,260	204,235	17,309	339,780	4,043,407	84,693	194,567
American Funds Global Balanced Fund, Class R-6	2,143,231	131,084	21,725	(1,092)	175,342	2,426,840	56,224	73,310
						6,470,247
Fixed income funds 15%
American Funds Multi-Sector Income Fund, Class R-6	698,956	68,011	—	—	6,401	773,368	46,679	—
The Bond Fund of America, Class R-6	687,692	77,619	6,081	(35)	13,377	772,572	32,628	—
American Funds Strategic Bond Fund, Class R-6 (b)	686,861	85,455	31,705	(3,003)	32,695	770,303	14,571	—
						2,316,243
Total 100%				$56,827	$1,164,251	$16,068,805	$375,344	$595,834

(a)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
(b)
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Portfolio Series	6

American Funds Conservative Growth and Income Portfolio
Investment portfolio October 31, 2025

Growth-and-income funds 27%	Shares	Value (000)
Washington Mutual Investors Fund, Class R-6	13,462,936	$904,440
American Mutual Fund, Class R-6	14,511,672	902,046
Capital World Growth and Income Fund, Class R-6	8,381,338	644,609
		2,451,095
Equity-income funds 30%
Capital Income Builder, Class R-6	17,005,476	1,344,623
The Income Fund of America, Class R-6	49,077,551	1,341,780
		2,686,403
Fixed income funds 43%
American Funds Multi-Sector Income Fund, Class R-6	142,483,914	1,353,597
The Bond Fund of America, Class R-6	117,777,981	1,352,091
American High-Income Trust, Class R-6	91,159,867	902,483
American Funds Emerging Markets Bond Fund, Class R-6	33,092,148	269,039
		3,877,210
Total investment securities 100% (cost: $7,951,726,000)		9,014,708
Other assets less liabilities 0%		(2,179)
Net assets 100%		$9,012,529

7	American Funds Portfolio Series

American Funds Conservative Growth and Income Portfolio (continued)
Investments in affiliates (a)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 27%
Washington Mutual Investors Fund, Class R-6	$787,687	$104,866	$39,202	$3,246	$47,843	$904,440	$13,551	$66,629
American Mutual Fund, Class R-6	789,920	66,666	9,702	2,611	52,551	902,046	16,080	33,495
Capital World Growth and Income Fund, Class R-6	551,164	52,016	41,899	2,815	80,513	644,609	11,258	31,628
						2,451,095
Equity-income funds 30%
Capital Income Builder, Class R-6	1,181,270	75,928	28,363	1,725	114,063	1,344,623	43,166	27,082
The Income Fund of America, Class R-6	1,183,411	85,247	6,694	233	79,583	1,341,780	50,846	25,673
						2,686,403
Fixed income funds 43%
American Funds Multi-Sector Income Fund, Class R-6	1,175,847	170,487	3,769	5	11,027	1,353,597	79,739	—
The Bond Fund of America, Class R-6	1,166,099	174,195	11,343	(121)	23,261	1,352,091	56,268	—
American High-Income Trust, Class R-6	791,695	115,806	13,454	(453)	8,889	902,483	55,261	—
American Funds Emerging Markets Bond Fund, Class R-6 (b)	232,105	25,340	649	—	12,243	269,039	16,422	—
						3,877,210
Total 100%				$10,061	$429,973	$9,014,708	$342,591	$184,507

(a)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
(b)
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Portfolio Series	8

American Funds Tax-Aware Conservative Growth and Income Portfolio
Investment portfolio October 31, 2025

Growth-and-income funds 50%	Shares	Value (000)
Capital Group Dividend Value ETF	22,803,223	$972,785
Capital World Growth and Income Fund, Class R-6	11,861,665	912,281
Capital Group Dividend Growers ETF	17,164,850	598,538
Capital Group Conservative Equity ETF	9,863,196	295,995
Capital Group Core Equity ETF	6,028,673	242,714
		3,022,313
Tax-exempt fixed income funds 50%
Capital Group Municipal High-Income ETF	58,632,620	1,496,891
Capital Group Municipal Income ETF	45,919,064	1,257,723
Capital Group Short Duration Municipal Income ETF	8,437,218	222,152
		2,976,766
Short-term securities 0%
Money market investments
Capital Group Central Cash Fund 4.08%(a)	143,109	14,314
Total investment securities 100% (cost: $5,109,830,000)		6,013,393
Other assets less liabilities 0%		9,105
Net assets 100%		$6,022,498

9	American Funds Portfolio Series

American Funds Tax-Aware Conservative Growth and Income Portfolio (continued)
Investments in affiliates (b)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 50%
Capital Group Dividend Value ETF	$839,047	$43,830	$68,005	$14,738	$143,175	$972,785	$12,993	$—
Capital World Growth and Income Fund, Class R-6	779,494	80,527	65,264	11,345	106,179	912,281	15,992	45,240
Capital Group Dividend Growers ETF	520,358	26,738	30,288	2,583	79,147	598,538	11,754	—
Capital Group Conservative Equity ETF	—	289,154	—	—	6,841	295,995	878	—
Capital Group Core Equity ETF	—	232,426	—	—	10,288	242,714	550	—
American Mutual Fund, Class R-6 (c)	526,157	32,444	580,745	196,568	(174,424)	—	8,128	22,449
						3,022,313
Tax-exempt fixed income funds 50%
Capital Group Municipal High-Income ETF	—	1,440,297	2,728	72	59,250	1,496,891	11,730	—
Capital Group Municipal Income ETF	1,034,544	226,924	21,206	(618)	18,079	1,257,723	37,317	—
Capital Group Short Duration Municipal Income ETF	189,831	31,442	1,236	(13)	2,128	222,152	6,347	—
American High-Income Municipal Bond Fund, Class R-6 (c)	1,304,241	120,401	1,378,200	(92,252)	45,810	—	46,374	—
						2,976,766
Short-term securities 0%
Money market investments
Capital Group Central Cash Fund 4.08% (a)	13,625	205,380	204,694	(1)	4	14,314	638	—
Total 100%				$132,422	$296,477	$6,013,393	$152,701	$67,689

(a)	Rate represents the seven-day yield at 10/31/2025.
(b)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
(c)	Affiliated issuer during the reporting period but no longer held at 10/31/2025.
Refer to the notes to financial statements.

American Funds Portfolio Series	10

American Funds Preservation Portfolio
Investment portfolio October 31, 2025

Fixed income funds 100%	Shares	Value (000)
Short-Term Bond Fund of America, Class R-6	107,548,877	$1,034,619
Intermediate Bond Fund of America, Class R-6	66,492,411	846,449
		1,881,068
Total investment securities 100% (cost: $1,952,879,000)		1,881,068
Other assets less liabilities 0%		(438)
Net assets 100%		$1,880,630
Investments in affiliates (a)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Fixed income funds 100%
Short-Term Bond Fund of America, Class R-6	$1,032,646	$91,216	$97,591	$(1,819)	$10,167	$1,034,619	$44,116	$—
Intermediate Bond Fund of America, Class R-6	844,892	81,141	96,070	(2,117)	18,603	846,449	36,297	—
						1,881,068
Total 100%				$(3,936)	$28,770	$1,881,068	$80,413	$—

(a)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

11	American Funds Portfolio Series

American Funds Tax-Exempt Preservation Portfolio
Investment portfolio October 31, 2025

Tax-exempt fixed income funds 99%	Shares	Value (000)
Limited Term Tax-Exempt Bond Fund of America, Class R-6	10,088,226	$157,982
Capital Group Short Duration Municipal Income ETF	4,480,590	117,974
American Funds Short-Term Tax-Exempt Bond Fund, Class R-6	11,562,515	116,550
		392,506
Short-term securities 1%
Money market investments
Capital Group Central Cash Fund 4.08%(a)	19,762	1,976
Total investment securities 100% (cost: $393,002,000)		394,482
Other assets less liabilities 0%		305
Net assets 100%		$394,787
Investments in affiliates (b)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Tax-exempt fixed income funds 99%
Limited Term Tax-Exempt Bond Fund of America, Class R-6	$161,377	$22,865	$29,619	$(647)	$4,006	$157,982	$4,652	$—
Capital Group Short Duration Municipal Income ETF	120,573	18,342	22,178	(7)	1,244	117,974	3,711	—
American Funds Short-Term Tax-Exempt Bond Fund, Class R-6	119,030	17,598	21,452	(156)	1,530	116,550	3,444	—
						392,506
Short-term securities 1%
Money market investments
Capital Group Central Cash Fund 4.08% (a)	1,828	25,933	25,785	(1)	1	1,976	87	—
Total 100%				$(811)	$6,781	$394,482	$11,894	$—

(a)	Rate represents the seven-day yield at 10/31/2025.
(b)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Portfolio Series	12

Financial statements
Statements of assets and liabilities at October 31, 2025 (dollars in thousands)

	Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio
Assets:
Investment securities of affiliated issuers, at value	$7,187,326	$24,976,710	$21,696,617
Cash	—	—	—
Receivables for:
Sales of investments	162	—	264
Sales of fund’s shares	2,208	15,349	12,224
Dividends	—	—	9,386
Total assets	7,189,696	24,992,059	21,718,491
Liabilities:
Payables for:
Purchases of investments	—	2,725	9,386
Repurchases of fund’s shares	2,251	12,656	12,498
Services provided by related parties	1,598	6,102	5,340
Trustees’ deferred compensation	60	166	167
Other	54	192	88
Total liabilities	3,963	21,841	27,479
Net assets at October 31, 2025	$7,185,733	$24,970,218	$21,691,012
Net assets consist of:
Capital paid in on shares of beneficial interest	$4,326,951	$15,699,531	$14,891,990
Total distributable earnings (accumulated loss)	2,858,782	9,270,687	6,799,022
Net assets at October 31, 2025	$7,185,733	$24,970,218	$21,691,012
Investment securities of affiliated issuers, at cost	$4,640,531	$16,951,775	$15,745,818

Refer to the notes to financial statements.

13	American Funds Portfolio Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars in thousands)

	Moderate Growth and Income Portfolio	Conservative Growth and Income Portfolio	Tax-Aware Conservative Growth and Income Portfolio
Assets:
Investment securities of affiliated issuers, at value	$16,068,805	$9,014,708	$6,013,393
Cash	—	—	50
Receivables for:
Sales of investments	—	—	263
Sales of fund’s shares	10,131	4,526	1,674
Dividends	7,026	18,862	10,542
Total assets	16,085,962	9,038,096	6,025,922
Liabilities:
Payables for:
Purchases of investments	9,871	19,404	57
Repurchases of fund’s shares	7,286	3,984	1,931
Services provided by related parties	3,716	2,078	1,389
Trustees’ deferred compensation	139	80	47
Other	42	21	—
Total liabilities	21,054	25,567	3,424
Net assets at October 31, 2025	$16,064,908	$9,012,529	$6,022,498
Net assets consist of:
Capital paid in on shares of beneficial interest	$11,348,060	$7,764,956	$4,908,051
Total distributable earnings (accumulated loss)	4,716,848	1,247,573	1,114,447
Net assets at October 31, 2025	$16,064,908	$9,012,529	$6,022,498
Investment securities of affiliated issuers, at cost	$11,957,695	$7,951,726	$5,109,830

Refer to the notes to financial statements.

American Funds Portfolio Series	14

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars in thousands)

	Preservation Portfolio	Tax-Exempt Preservation Portfolio
Assets:
Investment securities of affiliated issuers, at value	$1,881,068	$394,482
Cash	—	50
Receivables for:
Sales of investments	—	57
Sales of fund’s shares	2,750	148
Dividends	6,650	1,014
Total assets	1,890,468	395,751
Liabilities:
Payables for:
Purchases of investments	7,781	680
Repurchases of fund’s shares	1,619	203
Services provided by related parties	402	75
Trustees’ deferred compensation	25	6
Other	11	—
Total liabilities	9,838	964
Net assets at October 31, 2025	$1,880,630	$394,787
Net assets consist of:
Capital paid in on shares of beneficial interest	$2,077,849	$427,085
Total distributable earnings (accumulated loss)	(197,219)	(32,298)
Net assets at October 31, 2025	$1,880,630	$394,787
Investment securities of affiliated issuers, at cost	$1,952,879	$393,002

Refer to the notes to financial statements.

15	American Funds Portfolio Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class A:	Net assets	$3,891,538	$14,838,590	$14,324,275
	Shares outstanding	141,634	487,663	650,831
	Net asset value per share	$27.48	$30.43	$22.01
Class C:	Net assets	$348,989	$1,364,010	$1,106,995
	Shares outstanding	13,128	47,031	50,701
	Net asset value per share	$26.58	$29.00	$21.83
Class T:	Net assets	$18	$19	$16
	Shares outstanding	1	1	1
	Net asset value per share	$27.55	$30.52	$22.02
Class F-1:	Net assets	$63,939	$181,618	$263,751
	Shares outstanding	2,321	5,966	11,982
	Net asset value per share	$27.54	$30.44	$22.01
Class F-2:	Net assets	$709,276	$2,049,425	$1,910,901
	Shares outstanding	25,648	66,821	86,631
	Net asset value per share	$27.65	$30.67	$22.06
Class F-3:	Net assets	$317,861	$406,929	$410,767
	Shares outstanding	11,516	13,297	18,650
	Net asset value per share	$27.60	$30.60	$22.03
Class 529-A:	Net assets	$960,984	$3,512,461	$1,625,652
	Shares outstanding	35,082	115,769	73,915
	Net asset value per share	$27.39	$30.34	$21.99
Class 529-C:	Net assets	$35,869	$127,212	$69,017
	Shares outstanding	1,351	4,401	3,152
	Net asset value per share	$26.55	$28.90	$21.89
Class 529-E:	Net assets	$27,869	$123,909	$52,617
	Shares outstanding	1,026	4,140	2,399
	Net asset value per share	$27.17	$29.93	$21.93
Class 529-T:	Net assets	$26	$28	$24
	Shares outstanding	1	1	1
	Net asset value per share	$27.54	$30.50	$22.02
Class 529-F-1:	Net assets	$17	$18	$17
	Shares outstanding	1	1	1
	Net asset value per share	$27.53	$30.55	$22.03
Class 529-F-2:	Net assets	$220,480	$649,001	$260,340
	Shares outstanding	8,024	21,321	11,829
	Net asset value per share	$27.48	$30.44	$22.01
Class 529-F-3:	Net assets	$18	$19	$18
	Shares outstanding	1	1	1
	Net asset value per share	$27.48	$30.43	$22.02
Class ABLE-A:	Net assets	$6,580	$29,486	$18,613
	Shares outstanding	240	972	844
	Net asset value per share	$27.36	$30.32	$22.05
Class ABLE-F-2:	Net assets	$822	$1,852	$1,711
	Shares outstanding	30	61	77
	Net asset value per share	$27.52	$30.50	$22.08
Class R-1:	Net assets	$5,625	$66,720	$28,308
	Shares outstanding	210	2,294	1,295
	Net asset value per share	$26.81	$29.09	$21.85
Class R-2:	Net assets	$128,722	$324,405	$233,675
	Shares outstanding	4,862	11,195	10,731
	Net asset value per share	$26.47	$28.98	$21.78
Refer to the notes to financial statements.

American Funds Portfolio Series	16

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars and shares in thousands, except per-share amounts)
		Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio
Class R-2E:	Net assets	$5,416	$14,341	$18,774
	Shares outstanding	200	485	857
	Net asset value per share	$27.08	$29.59	$21.91
Class R-3:	Net assets	$127,066	$412,641	$257,474
	Shares outstanding	4,681	13,769	11,757
	Net asset value per share	$27.15	$29.97	$21.90
Class R-4:	Net assets	$67,037	$133,340	$102,892
	Shares outstanding	2,446	4,388	4,676
	Net asset value per share	$27.40	$30.39	$22.01
Class R-5:	Net assets	$27,247	$59,733	$51,420
	Shares outstanding	979	1,934	2,325
	Net asset value per share	$27.84	$30.88	$22.12
Class R-5E:	Net assets	$39,776	$121,517	$52,611
	Shares outstanding	1,451	3,998	2,393
	Net asset value per share	$27.42	$30.40	$21.98
Class R-6:	Net assets	$200,558	$552,944	$901,144
	Shares outstanding	7,183	17,956	40,824
	Net asset value per share	$27.92	$30.79	$22.07

Refer to the notes to financial statements.

17	American Funds Portfolio Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars and shares in thousands, except per-share amounts)

		Moderate Growth and Income Portfolio	Conservative Growth and Income Portfolio	Tax-Aware Conservative Growth and Income Portfolio
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class A:	Net assets	$10,986,808	$6,345,249	$4,436,756
	Shares outstanding	535,616	441,717	255,822
	Net asset value per share	$20.51	$14.36	$17.34
Class C:	Net assets	$816,415	$465,332	$315,678
	Shares outstanding	40,083	32,601	18,357
	Net asset value per share	$20.37	$14.27	$17.20
Class T:	Net assets	$15	$12	$13
	Shares outstanding	1	1	1
	Net asset value per share	$20.53	$14.37	$17.35
Class F-1:	Net assets	$114,052	$166,153	$323,024
	Shares outstanding	5,556	11,557	18,632
	Net asset value per share	$20.53	$14.38	$17.34
Class F-2:	Net assets	$1,493,403	$956,023	$733,075
	Shares outstanding	72,659	66,415	42,183
	Net asset value per share	$20.55	$14.39	$17.38
Class F-3:	Net assets	$393,197	$183,686	$213,952
	Shares outstanding	19,156	12,782	12,322
	Net asset value per share	$20.53	$14.37	$17.36
Class 529-A:	Net assets	$750,410	$378,285
	Shares outstanding	36,590	26,355	Not applicable
	Net asset value per share	$20.51	$14.35
Class 529-C:	Net assets	$35,772	$23,953
	Shares outstanding	1,750	1,675	Not applicable
	Net asset value per share	$20.44	$14.30
Class 529-E:	Net assets	$19,612	$8,751
	Shares outstanding	959	610	Not applicable
	Net asset value per share	$20.46	$14.35
Class 529-T:	Net assets	$21	$18
	Shares outstanding	1	1	Not applicable
	Net asset value per share	$20.52	$14.37
Class 529-F-1:	Net assets	$16	$15
	Shares outstanding	1	1	Not applicable
	Net asset value per share	$20.55	$14.38
Class 529-F-2:	Net assets	$130,962	$73,115
	Shares outstanding	6,385	5,092	Not applicable
	Net asset value per share	$20.51	$14.36
Class 529-F-3:	Net assets	$16	$15
	Shares outstanding	1	1	Not applicable
	Net asset value per share	$20.51	$14.36
Class ABLE-A:	Net assets	$15,599	$7,025
	Shares outstanding	759	489	Not applicable
	Net asset value per share	$20.55	$14.38
Class ABLE-F-2:	Net assets	$1,423	$491
	Shares outstanding	69	34	Not applicable
	Net asset value per share	$20.57	$14.40
Class R-1:	Net assets	$11,115	$3,846
	Shares outstanding	545	270	Not applicable
	Net asset value per share	$20.42	$14.27
Class R-2:	Net assets	$140,643	$48,629
	Shares outstanding	6,911	3,410	Not applicable
	Net asset value per share	$20.35	$14.26
Refer to the notes to financial statements.

American Funds Portfolio Series	18

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars and shares in thousands, except per-share amounts)
		Moderate Growth and Income Portfolio	Conservative Growth and Income Portfolio	Tax-Aware Conservative Growth and Income Portfolio
Class R-2E:	Net assets	$9,249	$2,697
	Shares outstanding	451	188	Not applicable
	Net asset value per share	$20.50	$14.35
Class R-3:	Net assets	$169,246	$63,216
	Shares outstanding	8,276	4,414	Not applicable
	Net asset value per share	$20.45	$14.32
Class R-4:	Net assets	$92,081	$34,101
	Shares outstanding	4,487	2,373	Not applicable
	Net asset value per share	$20.52	$14.37
Class R-5:	Net assets	$44,982	$19,036
	Shares outstanding	2,186	1,321	Not applicable
	Net asset value per share	$20.58	$14.41
Class R-5E:	Net assets	$36,566	$13,306
	Shares outstanding	1,781	927	Not applicable
	Net asset value per share	$20.53	$14.35
Class R-6:	Net assets	$803,305	$219,575
	Shares outstanding	39,045	15,242	Not applicable
	Net asset value per share	$20.57	$14.41

Refer to the notes to financial statements.

19	American Funds Portfolio Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars and shares in thousands, except per-share amounts)

		Preservation Portfolio	Tax-Exempt Preservation Portfolio
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class A:	Net assets	$1,254,964	$324,048
	Shares outstanding	131,485	33,227
	Net asset value per share	$9.54	$9.75
Class C:	Net assets	$43,332	$7,006
	Shares outstanding	4,551	719
	Net asset value per share	$9.52	$9.74
Class T:	Net assets	$10	$10
	Shares outstanding	1	1
	Net asset value per share	$9.55	$9.76
Class F-1:	Net assets	$15,627	$1,770
	Shares outstanding	1,637	181
	Net asset value per share	$9.55	$9.76
Class F-2:	Net assets	$155,228	$57,204
	Shares outstanding	16,261	5,865
	Net asset value per share	$9.55	$9.75
Class F-3:	Net assets	$45,245	$4,749
	Shares outstanding	4,742	487
	Net asset value per share	$9.54	$9.75
Class 529-A:	Net assets	$184,716
	Shares outstanding	19,363	Not applicable
	Net asset value per share	$9.54
Class 529-C:	Net assets	$8,947
	Shares outstanding	940	Not applicable
	Net asset value per share	$9.52
Class 529-E:	Net assets	$4,611
	Shares outstanding	484	Not applicable
	Net asset value per share	$9.54
Class 529-T:	Net assets	$12
	Shares outstanding	1	Not applicable
	Net asset value per share	$9.55
Class 529-F-1:	Net assets	$11
	Shares outstanding	1	Not applicable
	Net asset value per share	$9.54
Class 529-F-2:	Net assets	$61,702
	Shares outstanding	6,463	Not applicable
	Net asset value per share	$9.55
Class 529-F-3:	Net assets	$11
	Shares outstanding	1	Not applicable
	Net asset value per share	$9.55
Class ABLE-A:	Net assets	$1,746
	Shares outstanding	183	Not applicable
	Net asset value per share	$9.57
Class ABLE-F-2:	Net assets	$344
	Shares outstanding	36	Not applicable
	Net asset value per share	$9.60
Class R-1:	Net assets	$1,201
	Shares outstanding	126	Not applicable
	Net asset value per share	$9.52
Class R-2:	Net assets	$17,578
	Shares outstanding	1,852	Not applicable
	Net asset value per share	$9.49
Refer to the notes to financial statements.

American Funds Portfolio Series	20

Financial statements (continued)
Statements of assets and liabilities at October 31, 2025  (continued)(dollars and shares in thousands, except per-share amounts)
		Preservation Portfolio	Tax-Exempt Preservation Portfolio
Class R-2E:	Net assets	$223
	Shares outstanding	23	Not applicable
	Net asset value per share	$9.55
Class R-3:	Net assets	$23,636
	Shares outstanding	2,479	Not applicable
	Net asset value per share	$9.53
Class R-4:	Net assets	$11,655
	Shares outstanding	1,221	Not applicable
	Net asset value per share	$9.55
Class R-5:	Net assets	$2,733
	Shares outstanding	286	Not applicable
	Net asset value per share	$9.55
Class R-5E:	Net assets	$4,273
	Shares outstanding	447	Not applicable
	Net asset value per share	$9.55
Class R-6:	Net assets	$42,825
	Shares outstanding	4,485	Not applicable
	Net asset value per share	$9.55

Refer to the notes to financial statements.

21	American Funds Portfolio Series

Financial statements (continued)
Statements of operations for the year ended October 31, 2025 (dollars in thousands)

	Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$59,568	$169,139	$411,737
Fees and expenses*:
Distribution services	16,066	59,058	53,482
Transfer agent services	6,045	19,028	12,176
529 and ABLE plan services	580	2,051	977
Reports to shareholders	118	397	359
Registration statement and prospectus	244	942	833
Trustees’ compensation	23	79	71
Auditing and legal	20	69	63
Custodian	9	29	27
Other	4	14	13
Total fees and expenses before waivers and/or reimbursements	23,109	81,667	68,001
Less waivers and/or reimbursements of fees and expenses:
ABLE plan services waivers	3	13	9
Transfer agent services reimbursements	— †	— †	—
Total fees and expenses after waivers and/or reimbursements	23,106	81,654	67,992
Net investment income	36,462	87,485	343,745
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on sale of investments in affiliated issuers	52,494	10,749	31,540
Capital gain distributions received from affiliated issuers	300,947	1,372,355	881,007
	353,441	1,383,104	912,547
Net unrealized appreciation (depreciation) on investments in affiliated issuers	954,459	3,148,030	2,011,102
Net realized gain (loss) and unrealized appreciation (depreciation)	1,307,900	4,531,134	2,923,649
Net increase (decrease) in net assets resulting from operations	$1,344,362	$4,618,619	$3,267,394

Refer to the end of the statements of operations for footnote(s).
Refer to the notes to financial statements.

American Funds Portfolio Series	22

Financial statements (continued)
Statements of operations for the year ended October 31, 2025  (continued)(dollars in thousands)

	Moderate Growth and Income Portfolio	Conservative Growth and Income Portfolio	Tax-Aware Conservative Growth and Income Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$375,344	$342,591	$152,701
Fees and expenses*:
Distribution services	39,316	22,681	15,780
Transfer agent services	7,737	4,137	2,179
529 and ABLE plan services	474	245	—
Reports to shareholders	274	152	101
Registration statement and prospectus	572	324	234
Trustees’ compensation	54	30	20
Auditing and legal	47	26	17
Custodian	21	11	8
Other	10	5	4
Total fees and expenses before waivers and/or reimbursements	48,505	27,611	18,343
Less waivers and/or reimbursements of fees and expenses:
ABLE plan services waivers	8	3	—
Transfer agent services reimbursements	—	—	—
Total fees and expenses after waivers and/or reimbursements	48,497	27,608	18,343
Net investment income	326,847	314,983	134,358
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on sale of investments in affiliated issuers	56,827	10,061	132,422
Capital gain distributions received from affiliated issuers	595,834	184,507	67,689
	652,661	194,568	200,111
Net unrealized appreciation (depreciation) on investments in affiliated issuers	1,164,251	429,973	296,477
Net realized gain (loss) and unrealized appreciation (depreciation)	1,816,912	624,541	496,588
Net increase (decrease) in net assets resulting from operations	$2,143,759	$939,524	$630,946

Refer to the end of the statements of operations for footnote(s).
Refer to the notes to financial statements.

23	American Funds Portfolio Series

Financial statements (continued)
Statements of operations for the year ended October 31, 2025  (continued)(dollars in thousands)

	Preservation Portfolio	Tax-Exempt Preservation Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$80,413	$11,894
Fees and expenses*:
Distribution services	5,062	1,070
Transfer agent services	1,502	182
529 and ABLE plan services	134	—
Reports to shareholders	35	8
Registration statement and prospectus	72	15
Trustees’ compensation	7	1
Auditing and legal	6	1
Custodian	3	1
Other	1	— †
Total fees and expenses before waivers and/or reimbursements	6,822	1,278
Less waivers and/or reimbursements of fees and expenses:
ABLE plan services waivers	1	—
Transfer agent services reimbursements	—	—
Total fees and expenses after waivers and/or reimbursements	6,821	1,278
Net investment income	73,592	10,616
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on sale of investments in affiliated issuers	(3,936)	(811)
Capital gain distributions received from affiliated issuers	—	—
	(3,936)	(811)
Net unrealized appreciation (depreciation) on investments in affiliated issuers	28,770	6,781
Net realized gain (loss) and unrealized appreciation (depreciation)	24,834	5,970
Net increase (decrease) in net assets resulting from operations	$98,426	$16,586
*
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†
Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Portfolio Series	24

Financial statements (continued)
Statements of changes in net assets(dollars in thousands)

	Global Growth Portfolio		Growth Portfolio		Growth and Income Portfolio
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$36,462	$47,274	$87,485	$84,954	$343,745	$325,256
Net realized gain (loss)	353,441	263,266	1,383,104	1,112,430	912,547	573,964
Net unrealized appreciation (depreciation)	954,459	1,225,047	3,148,030	4,080,284	2,011,102	3,209,627
Net increase (decrease) in net assets resulting from operations	1,344,362	1,535,587	4,618,619	5,277,668	3,267,394	4,108,847
Distributions paid to shareholders	(252,158)	(51,975)	(1,130,359)	(255,782)	(867,703)	(448,654)
Net capital share transactions	(27,095)	(230,187)	1,698,020	764,797	911,903	538,045
Total increase (decrease) in net assets	1,065,109	1,253,425	5,186,280	5,786,683	3,311,594	4,198,238
Net assets:
Beginning of year	6,120,624	4,867,199	19,783,938	13,997,255	18,379,418	14,181,180
End of year	$7,185,733	$6,120,624	$24,970,218	$19,783,938	$21,691,012	$18,379,418

	Moderate Growth and Income Portfolio		Conservative Growth and Income Portfolio		Tax-Aware Conservative Growth and Income Portfolio
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$326,847	$308,582	$314,983	$295,962	$134,358	$120,305
Net realized gain (loss)	652,661	204,840	194,568	111,473	200,111	145,288
Net unrealized appreciation (depreciation)	1,164,251	2,357,437	429,973	975,946	296,477	683,752
Net increase (decrease) in net assets resulting from operations	2,143,759	2,870,859	939,524	1,383,381	630,946	949,345
Distributions paid to shareholders	(514,193)	(312,660)	(408,583)	(360,544)	(263,764)	(195,014)
Net capital share transactions	94,201	(26,575)	624,153	52,658	442,759	218,724
Total increase (decrease) in net assets	1,723,767	2,531,624	1,155,094	1,075,495	809,941	973,055
Net assets:
Beginning of year	14,341,141	11,809,517	7,857,435	6,781,940	5,212,557	4,239,502
End of year	$16,064,908	$14,341,141	$9,012,529	$7,857,435	$6,022,498	$5,212,557

Refer to the notes to financial statements.

25	American Funds Portfolio Series

Financial statements (continued)
Statements of changes in net assets (continued)(dollars in thousands)

	Preservation Portfolio		Tax-Exempt Preservation Portfolio
	Year ended October 31,		Year ended October 31,
	2025	2024	2025	2024
Operations:
Net investment income (loss)	$73,592	$76,790	$10,616	$9,920
Net realized gain (loss)	(3,936)	(18,549)	(811)	(8,203)
Net unrealized appreciation (depreciation)	28,770	73,522	6,781	26,346
Net increase (decrease) in net assets resulting from operations	98,426	131,763	16,586	28,063
Distributions paid to shareholders	(73,800)	(76,677)	(10,567)	(9,652)
Net capital share transactions	(21,099)	(216,588)	(14,565)	(73,410)
Total increase (decrease) in net assets	3,527	(161,502)	(8,546)	(54,999)
Net assets:
Beginning of year	1,877,103	2,038,605	403,333	458,332
End of year	$1,880,630	$1,877,103	$394,787	$403,333
Refer to the notes to financial statements.

American Funds Portfolio Series	26

Notes to financial statements
1. Organization

American Funds Portfolio Series (the “series“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The series consists of eight funds (the “funds“). The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:
American Funds Global Growth Portfolio	Seeks long-term growth of capital.
American Funds Growth Portfolio	Seeks long-term growth of capital.
American Funds Growth and Income Portfolio	Seeks long-term growth of capital while providing current income.
American Funds Moderate Growth and Income Portfolio	Seeks current income and long-term growth of capital and income.
American Funds Conservative Growth and Income Portfolio	Seeks current income and, secondarily, long-term growth of capital.
American Funds Tax-Aware Conservative Growth and Income Portfolio	Seeks current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital.
American Funds Preservation Portfolio	Seeks current income, consistent with preservation of capital.
American Funds Tax-Exempt Preservation Portfolio	Seeks current income that is exempt from regular federal income tax, consistent with preservation of capital.
Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company ("CRMC"), the series’ investment adviser, is also the investment adviser to the underlying funds.
The Global Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, Moderate Growth and Income Portfolio, Conservative Growth and Income Portfolio and Preservation Portfolio each have 23 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3), two tax-advantaged share classes for individuals with disabilities (Classes ABLE-A and ABLE-F-2) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The Tax-Aware Conservative Growth and Income Portfolio and Tax-Exempt Preservation Portfolio each have six retail share classes (Classes A, C, T, F-1, F-2 and F-3). The funds’ share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 2.50% for Preservation Portfolio and Tax-Exempt Preservation Portfolio; up to 3.75% for Tax-Aware Conservative Growth and Income Portfolio; up to 5.75% for all other funds
None (except 0.75% for certain
redemptions within 18 months of
purchase without an initial sales
charge for Preservation Portfolio,
Tax-Exempt Preservation Portfolio
and Tax-Aware Conservative
Growth and Income Portfolio, and
1.00% for certain redemptions
within 18 months of purchase
without an initial sales charge for
all other funds)
None
Class 529-A and ABLE-A	Up to 2.50% for Preservation Portfolio; up to 3.50% for all other funds	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years.
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2, 529-F-3 and ABLE-F-2	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*
Class T and 529-T shares are not available for purchase.

27	American Funds Portfolio Series

Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution and transfer agent services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class of each fund.
2. Significant accounting policies

Each fund in the series is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — Each fund represents a single operating segment as the operating results of each fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the funds’ Principal Executive Officer and Principal Financial Officer, serves as the funds’ chief operating decision maker (“CODM”), who act in accordance with Board of Trustees reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess each fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.
Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date. Distributions received by the funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.
Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution and transfer agent services, are charged directly to the respective share class of each fund.
Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.
New accounting pronouncements — In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the ASU and its impact to the financial statements.

American Funds Portfolio Series	28

3. Valuation

Security valuation — The net asset value per share of each fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each fund is calculated based on the reported net asset values or official closing prices of the underlying funds and exchange-traded funds ("ETFs") in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. As of October 31, 2025, all of the investment securities held by each fund were classified as Level 1.
4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.
Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause the funds to lose value or their results to lag relevant benchmarks or other funds with similar objectives.
Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as each fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by each fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

29	American Funds Portfolio Series

Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below and on the following pages.
Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental,  governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The underlying fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the underlying fund may invest more significantly in a single issuer, which could increase the risk of loss arising from the factors described above.
Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.
Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

American Funds Portfolio Series	30

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.
Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.
Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of each fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.
Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

31	American Funds Portfolio Series

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.
Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to  other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.
Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.
Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.
Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

American Funds Portfolio Series	32

Investing in municipal securities — Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes. The yield and/or value of the fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent the fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of the fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by the fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.
Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the underlying fund has greater risk of volatility, and greater risk of loss, from these investments.
Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
Management — The investment adviser to each fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

33	American Funds Portfolio Series

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net income and net capital gains each year. The funds are not subject to income taxes to the extent taxable income and net capital gains are distributed. Therefore, no federal income tax provision is required.
As of and during the year ended October 31, 2025, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.
Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; net capital losses and amortization of premiums and discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Additional tax basis disclosures for each fund as of October 31, 2025, were as follows (dollars in thousands):
	Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio	Moderate Growth and Income Portfolio
Undistributed ordinary income	$—	$—	$15,293	$25,160
Late year ordinary loss deferral[1]	(5,505)	(26,652)	—	—
Undistributed long-term capital gains	324,750	1,282,477	840,889	593,371
Gross unrealized appreciation on investments	2,539,596	8,015,028	6,102,545	4,285,094
Gross unrealized depreciation on investments	—	—	(159,538)	(186,637)
Net unrealized appreciation (depreciation) on investments	2,539,596	8,015,028	5,943,007	4,098,457
Cost of investments	4,647,730	16,961,682	15,753,610	11,970,348
Reclassification from total distributable earnings/accumulated loss to capital paid in on shares of beneficial interest	29,472	101,125	73,119	57,610

	Conservative Growth and Income Portfolio	Tax-Aware Conservative Growth and Income Portfolio	Preservation Portfolio	Tax-Exempt Preservation Portfolio
Undistributed ordinary income	$23,264	$8,957	$2,669	$—
Undistributed tax-exempt income	—	14,830	—	592
Undistributed long-term capital gains	173,416	187,622	—	—
Capital loss carryforward[2]	—	—	(124,423)	(33,372)
Gross unrealized appreciation on investments	1,390,078	903,085	—	2,629
Gross unrealized depreciation on investments	(339,105)	—	(75,439)	(2,141)
Net unrealized appreciation (depreciation) on investments	1,050,973	903,085	(75,439)	488
Cost of investments	7,963,735	5,110,308	1,956,507	393,994
Reclassification from total distributable earnings/accumulated loss to capital paid in on shares of beneficial interest	21,622	8,935	(1)	45
1
This deferral is considered incurred in the subsequent year.
2
Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforwards remains.

American Funds Portfolio Series	34

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):
Global Growth Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$21,757	$115,024	$136,781	$28,689	$—	$28,689
Class C	—	12,191	12,191	829	—	829
Class T	— [3]	1	1	— [3]	—	— [3]
Class F-1	364	1,975	2,339	457	—	457
Class F-2	5,376	20,942	26,318	6,913	—	6,913
Class F-3	2,770	9,639	12,409	3,041	—	3,041
Class 529-A	4,969	27,497	32,466	6,316	—	6,316
Class 529-C	—	1,226	1,226	52	—	52
Class 529-E	96	824	920	148	—	148
Class 529-T	— [3]	1	1	— [3]	—	— [3]
Class 529-F-1	— [3]	— [3]	— [3]	— [3]	—	— [3]
Class 529-F-2	1,429	5,603	7,032	1,579	—	1,579
Class 529-F-3	— [3]	— [3]	— [3]	— [3]	—	— [3]
Class ABLE-A	35	168	203	35	—	35
Class ABLE-F-2	6	22	28	5	—	5
Class R-1	1	181	182	19	—	19
Class R-2	—	4,192	4,192	367	—	367
Class R-2E	—	146	146	35	—	35
Class R-3	419	3,712	4,131	648	—	648
Class R-4	380	1,982	2,362	497	—	497
Class R-5E	285	1,139	1,424	311	—	311
Class R-5	130	477	607	184	—	184
Class R-6	1,607	5,592	7,199	1,850	—	1,850
Total	$39,624	$212,534	$252,158	$51,975	$—	$51,975
Growth Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$54,430	$620,038	$674,468	$67,951	$89,222	$157,173
Class C	—	65,773	65,773	101	10,886	10,987
Class T	— [3]	1	1	— [3]	— [3]	— [3]
Class F-1	549	6,539	7,088	723	965	1,688
Class F-2	11,166	83,135	94,301	11,421	11,261	22,682
Class F-3	2,507	16,684	19,191	2,605	2,353	4,958
Class 529-A	11,940	145,322	157,262	14,630	20,163	34,793
Class 529-C	—	6,245	6,245	—	1,045	1,045
Class 529-E	235	5,352	5,587	388	747	1,135
Class 529-T	— [3]	1	1	— [3]	— [3]	— [3]
Class 529-F-1	— [3]	1	1	— [3]	— [3]	— [3]
Class 529-F-2	3,186	24,431	27,617	3,104	3,080	6,184
Class 529-F-3	— [3]	1	1	— [3]	— [3]	— [3]
Class ABLE-A	106	1,040	1,146	101	120	221
Class ABLE-F-2	8	61	69	5	5	10
Class R-1	—	2,879	2,879	31	412	443
Class R-2	— [3]	14,915	14,915	213	2,318	2,531
Class R-2E	—	659	659	47	117	164
Class R-3	610	16,581	17,191	1,211	2,349	3,560
Class R-4	553	6,120	6,673	679	872	1,551
Class R-5E	621	4,894	5,515	631	641	1,272
Class R-5	291	2,069	2,360	358	337	695
Class R-6	2,798	18,618	21,416	2,465	2,225	4,690
Total	$89,000	$1,041,359	$1,130,359	$106,664	$149,118	$255,782
Refer to the end of the table(s) for footnote(s).

35	American Funds Portfolio Series

Growth and Income Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$227,481	$350,255	$577,736	$218,501	$82,762	$301,263
Class C	11,231	30,924	42,155	13,468	8,699	22,167
Class T	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class F-1	3,935	6,115	10,050	3,847	1,525	5,372
Class F-2	32,714	44,458	77,172	29,568	9,884	39,452
Class F-3	7,822	10,300	18,122	7,322	2,335	9,657
Class 529-A	25,332	39,399	64,731	23,842	9,152	32,994
Class 529-C	656	1,889	2,545	789	522	1,311
Class 529-E	733	1,369	2,102	782	349	1,131
Class 529-T	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class 529-F-1	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class 529-F-2	4,454	5,904	10,358	3,837	1,270	5,107
Class 529-F-3	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class ABLE-A	279	396	675	217	75	292
Class ABLE-F-2	27	34	61	18	5	23
Class R-1	266	704	970	266	162	428
Class R-2	2,403	6,525	8,928	2,796	1,731	4,527
Class R-2E	238	518	756	322	177	499
Class R-3	3,410	6,279	9,689	3,256	1,459	4,715
Class R-4	1,564	2,422	3,986	1,614	638	2,252
Class R-5E	928	1,297	2,225	828	272	1,100
Class R-5	813	877	1,690	619	208	827
Class R-6	15,136	18,616	33,752	11,887	3,650	15,537
Total	$339,422	$528,281	$867,703	$323,779	$124,875	$448,654
Moderate Growth and Income Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$221,269	$131,015	$352,284	$210,026	$4,027	$214,053
Class C	11,910	11,142	23,052	13,912	422	14,334
Class T	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class F-1	2,311	1,425	3,736	2,378	48	2,426
Class F-2	32,104	17,287	49,391	29,783	522	30,305
Class F-3	8,948	4,753	13,701	8,493	143	8,636
Class 529-A	15,014	8,990	24,004	14,293	278	14,571
Class 529-C	499	485	984	585	18	603
Class 529-E	365	254	619	381	8	389
Class 529-T	1	— [3]	1	1	— [3]	1
Class 529-F-1	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class 529-F-2	2,874	1,558	4,432	2,614	45	2,659
Class 529-F-3	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class ABLE-A	280	151	431	209	4	213
Class ABLE-F-2	27	12	39	16	— [3]	16
Class R-1	155	138	293	164	5	169
Class R-2	1,967	1,828	3,795	2,089	61	2,150
Class R-2E	144	109	253	166	5	171
Class R-3	2,936	2,047	4,983	2,935	68	3,003
Class R-4	1,888	1,163	3,051	1,827	34	1,861
Class R-5E	807	449	1,256	686	11	697
Class R-5	947	426	1,373	756	13	769
Class R-6	17,881	8,634	26,515	15,377	257	15,634
Total	$322,327	$191,866	$514,193	$306,691	$5,969	$312,660
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	36

Conservative Growth and Income Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$223,878	$70,005	$293,883	$217,147	$47,415	$264,562
Class C	14,028	5,645	19,673	15,642	4,476	20,118
Class T	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class F-1	4,837	1,303	6,140	3,606	754	4,360
Class F-2	31,786	8,868	40,654	26,925	5,499	32,424
Class F-3	6,748	1,886	8,634	5,268	997	6,265
Class 529-A	13,264	4,145	17,409	12,290	2,616	14,906
Class 529-C	710	290	1,000	750	207	957
Class 529-E	289	100	389	309	72	381
Class 529-T	1	— [3]	1	1	— [3]	1
Class 529-F-1	1	— [3]	1	— [3]	— [3]	— [3]
Class 529-F-2	2,676	797	3,473	2,448	487	2,935
Class 529-F-3	1	— [3]	1	1	— [3]	1
Class ABLE-A	229	65	294	178	36	214
Class ABLE-F-2	17	5	22	14	2	16
Class R-1	110	41	151	91	24	115
Class R-2	1,400	550	1,950	1,389	382	1,771
Class R-2E	74	23	97	70	21	91
Class R-3	1,821	568	2,389	1,661	394	2,055
Class R-4	1,335	427	1,762	1,295	289	1,584
Class R-5E	438	110	548	377	80	457
Class R-5	640	154	794	439	80	519
Class R-6	7,391	1,927	9,318	5,712	1,100	6,812
Total	$311,674	$96,909	$408,583	$295,613	$64,931	$360,544
Tax-Aware Conservative Growth and Income Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income[4]	Long-term capital gains	Total distributions paid	Ordinary income[4]	Long-term capital gains	Total distributions paid
Class A	$97,379	$97,421	$194,800	$83,318	$61,441	$144,759
Class C	5,348	7,892	13,240	5,185	5,865	11,050
Class T	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]
Class F-1	7,056	7,261	14,317	5,889	4,556	10,445
Class F-2	16,994	15,510	32,504	13,565	8,935	22,500
Class F-3	4,817	4,086	8,903	3,798	2,462	6,260
Total	$131,594	$132,170	$263,764	$111,755	$83,259	$195,014
Refer to the end of the table(s) for footnote(s).

37	American Funds Portfolio Series

Preservation Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$49,277	$—	$49,277	$51,418	$—	$51,418
Class C	1,508	—	1,508	1,980	—	1,980
Class T	— [3]	—	— [3]	— [3]	—	— [3]
Class F-1	635	—	635	763	—	763
Class F-2	6,416	—	6,416	7,006	—	7,006
Class F-3	1,949	—	1,949	2,538	—	2,538
Class 529-A	7,087	—	7,087	6,713	—	6,713
Class 529-C	281	—	281	278	—	278
Class 529-E	162	—	162	154	—	154
Class 529-T	1	—	1	1	—	1
Class 529-F-1	— [3]	—	— [3]	— [3]	—	— [3]
Class 529-F-2	2,449	—	2,449	1,945	—	1,945
Class 529-F-3	— [3]	—	— [3]	— [3]	—	— [3]
Class ABLE-A	65	—	65	54	—	54
Class ABLE-F-2	12	—	12	8	—	8
Class R-1	28	—	28	20	—	20
Class R-2	583	—	583	598	—	598
Class R-2E	8	—	8	7	—	7
Class R-3	928	—	928	994	—	994
Class R-4	456	—	456	438	—	438
Class R-5E	162	—	162	134	—	134
Class R-5	140	—	140	184	—	184
Class R-6	1,653	—	1,653	1,444	—	1,444
Total	$73,800	$—	$73,800	$76,677	$—	$76,677
Tax-Exempt Preservation Portfolio
	Year ended October 31, 2025			Year ended October 31, 2024
Share class	Ordinary income[4]	Long-term capital gains	Total distributions paid	Ordinary income[4]	Long-term capital gains	Total distributions paid
Class A	$8,604	$—	$8,604	$7,772	$—	$7,772
Class C	164	—	164	201	—	201
Class T	— [3]	—	— [3]	— [3]	—	— [3]
Class F-1	47	—	47	44	—	44
Class F-2	1,595	—	1,595	1,460	—	1,460
Class F-3	157	—	157	175	—	175
Total	$10,567	$—	$10,567	$9,652	$—	$9,652
3
Amount less than one thousand.
4
Ordinary income may include both taxable and tax-exempt income.

American Funds Portfolio Series	38

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, CCG and AFS are considered related parties to the series.
Investment advisory services — The series has an investment advisory and service agreement with CRMC. CRMC receives fees from the underlying funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.
Class-specific fees and expenses — Expenses that are specific to individual share classes of each fund are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:
Distribution services — The series has plans of distribution for all share classes of each fund, except Class F-2, F-3, 529-F-2, 529-F-3, ABLE-F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Classes 529-A and ABLE-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50
For Class A, 529-A and ABLE-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. These share classes reimburse CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2025, unreimbursed expenses subject to reimbursement for the funds’ Class A, 529-A and ABLE-A shares were as follows (dollars in thousands):
	Class A	Class 529-A	Class ABLE-A
Global Growth Portfolio	$—	$—	$—
Growth Portfolio	—	—	—
Growth and Income Portfolio	—	—	—
Moderate Growth and Income Portfolio	—	—	—
Conservative Growth and Income Portfolio	—	—	—
Tax-Aware Conservative Growth and Income Portfolio	—	Not applicable	Not applicable
Preservation Portfolio	2,117	—	—
Tax-Exempt Preservation Portfolio	101	Not applicable	Not applicable
Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include record keeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

39	American Funds Portfolio Series

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to the series. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the series and market developments that impact underlying fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each underlying fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets for Class R-6 shares. CRMC receives administrative services fees at the annual rate of 0.03% of the average daily net assets of the Class R-6 shares of each underlying fund for CRMC’s provision of administrative services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.
529 and ABLE plan services — Each 529 and ABLE share class of each fund is subject to service fees to compensate the Commonwealth Savers Plan (formerly, Virginia529) for its oversight and administration of the CollegeAmerica 529 college savings plan and ABLEAmerica® tax-advantaged savings program. Commonwealth Savers Plan is not considered a related party to any of the funds.
The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. Commonwealth Savers Plan is currently waiving the portion of its fee attributable to Class ABLE shares. The waivers are expected to remain in effect until the date on which total net assets invested in ABLEAmerica reach $300 million or June 30, 2028, whichever is earlier. For the year ended October 31, 2025, Commonwealth Savers Plan waived total 529 and ABLE plan service fees of $37,000 on Class ABLE shares of the funds. The waivers are reflected as ABLE plan services waivers in each fund’s statement of operations. As a result, total 529 and ABLE plan services fees of $4,461,000 were reduced to $4,424,000, both of which were equivalent to an annualized rate of 0.053% of the average daily net assets of each 529 and ABLE share class of each fund.
For the year ended October 31, 2025, the class-specific expenses of each fund under these agreements were as follows
(dollars in thousands):
Global Growth Portfolio
Share class	Distribution services	Transfer agent services	529 and ABLE plan services
Class A	$8,455	$3,366	Not applicable
Class C	3,359	332	Not applicable
Class T	—	— *	Not applicable
Class F-1	145	66	Not applicable
Class F-2	Not applicable	655	Not applicable
Class F-3	Not applicable	6	Not applicable
Class 529-A	1,955	765	$450
Class 529-C	334	31	18
Class 529-E	122	17	13
Class 529-T	—	— *	— *
Class 529-F-1	—	— *	— *
Class 529-F-2	Not applicable	108	96
Class 529-F-3	Not applicable	— *	— *
Class ABLE-A	10	3	3
Class ABLE-F-2	Not applicable	— *	— *
Class R-1	52	4	Not applicable
Class R-2	893	403	Not applicable
Class R-2E	28	10	Not applicable
Class R-3	564	158	Not applicable
Class R-4	149	56	Not applicable
Class R-5E	Not applicable	48	Not applicable
Class R-5	Not applicable	13	Not applicable
Class R-6	Not applicable	4	Not applicable
Total class-specific expenses	$16,066	$6,045	$580
Refer to the end of the table(s) for footnote(s).
Growth Portfolio
Share class	Distribution services	Transfer agent services	529 and ABLE plan services
Class A	$32,108	$11,326	Not applicable
Class C	12,617	1,114	Not applicable
Class T	—	— *	Not applicable
Class F-1	362	157	Not applicable
Class F-2	Not applicable	1,624	Not applicable
Class F-3	Not applicable	8	Not applicable
Class 529-A	7,276	2,507	$1,629
Class 529-C	1,177	99	63
Class 529-E	542	62	58
Class 529-T	—	— *	— *
Class 529-F-1	—	— *	— *
Class 529-F-2	Not applicable	315	287
Class 529-F-3	Not applicable	— *	— *
Class ABLE-A	47	10	13
Class ABLE-F-2	Not applicable	1	1
Class R-1	583	53	Not applicable
Class R-2	2,195	973	Not applicable
Class R-2E	77	26	Not applicable
Class R-3	1,769	472	Not applicable
Class R-4	305	103	Not applicable
Class R-5E	Not applicable	140	Not applicable
Class R-5	Not applicable	29	Not applicable
Class R-6	Not applicable	9	Not applicable
Total class-specific expenses	$59,058	$19,028	$2,051

American Funds Portfolio Series	40

Growth and Income Portfolio
Share class	Distribution services	Transfer agent services	529 and ABLE plan services
Class A	$34,175	$7,391	Not applicable
Class C	10,773	621	Not applicable
Class T	—	— *	Not applicable
Class F-1	577	254	Not applicable
Class F-2	Not applicable	1,682	Not applicable
Class F-3	Not applicable	8	Not applicable
Class 529-A	3,539	780	$785
Class 529-C	662	36	36
Class 529-E	245	18	26
Class 529-T	—	— *	— *
Class 529-F-1	—	— *	— *
Class 529-F-2	Not applicable	99	121
Class 529-F-3	Not applicable	— *	— *
Class ABLE-A	32	4	8
Class ABLE-F-2	Not applicable	— *	1
Class R-1	259	22	Not applicable
Class R-2	1,705	710	Not applicable
Class R-2E	109	37	Not applicable
Class R-3	1,179	327	Not applicable
Class R-4	227	79	Not applicable
Class R-5E	Not applicable	67	Not applicable
Class R-5	Not applicable	25	Not applicable
Class R-6	Not applicable	16	Not applicable
Total class-specific expenses	$53,482	$12,176	$977
Moderate Growth and Income Portfolio
Share class	Distribution services	Transfer agent services	529 and ABLE plan services
Class A	$26,581	$4,641	Not applicable
Class C	8,132	377	Not applicable
Class T	—	— *	Not applicable
Class F-1	271	110	Not applicable
Class F-2	Not applicable	1,384	Not applicable
Class F-3	Not applicable	8	Not applicable
Class 529-A	1,664	294	$373
Class 529-C	355	15	19
Class 529-E	95	6	10
Class 529-T	—	— *	— *
Class 529-F-1	—	— *	— *
Class 529-F-2	Not applicable	48	64
Class 529-F-3	Not applicable	— *	— *
Class ABLE-A	28	3	7
Class ABLE-F-2	Not applicable	— *	1
Class R-1	106	7	Not applicable
Class R-2	1,022	451	Not applicable
Class R-2E	51	17	Not applicable
Class R-3	792	215	Not applicable
Class R-4	219	74	Not applicable
Class R-5E	Not applicable	50	Not applicable
Class R-5	Not applicable	21	Not applicable
Class R-6	Not applicable	16	Not applicable
Total class-specific expenses	$39,316	$7,737	$474
Conservative Growth and Income Portfolio
Share class	Distribution services	Transfer agent services	529 and ABLE plan services
Class A	$15,923	$2,533	Not applicable
Class C	4,576	198	Not applicable
Class T	—	— *	Not applicable
Class F-1	324	133	Not applicable
Class F-2	Not applicable	797	Not applicable
Class F-3	Not applicable	4	Not applicable
Class 529-A	827	139	$188
Class 529-C	234	9	13
Class 529-E	42	2	5
Class 529-T	—	— *	— *
Class 529-F-1	—	— *	— *
Class 529-F-2	Not applicable	30	36
Class 529-F-3	Not applicable	— *	— *
Class ABLE-A	12	1	3
Class ABLE-F-2	Not applicable	— *	— *
Class R-1	36	2	Not applicable
Class R-2	343	155	Not applicable
Class R-2E	14	4	Not applicable
Class R-3	261	70	Not applicable
Class R-4	89	29	Not applicable
Class R-5E	Not applicable	18	Not applicable
Class R-5	Not applicable	9	Not applicable
Class R-6	Not applicable	4	Not applicable
Total class-specific expenses	$22,681	$4,137	$245
Refer to the end of the table(s) for footnote(s).
Tax-Aware Conservative Growth and Income Portfolio
Share class	Distribution services	Transfer agent services
Class A	$11,950	$1,040
Class C	3,087	81
Class T	—	— *
Class F-1	743	348
Class F-2	Not applicable	706
Class F-3	Not applicable	4
Total class-specific expenses	$15,780	$2,179

41	American Funds Portfolio Series

Preservation Portfolio

Share class	Distribution services	Transfer agent services	529 and ABLE plan services
Class A	$3,743	$1,009	Not applicable
Class C	467	38	Not applicable
Class T	—	— *	Not applicable
Class F-1	40	22	Not applicable
Class F-2	Not applicable	146	Not applicable
Class F-3	Not applicable	1	Not applicable
Class 529-A	409	136	$95
Class 529-C	87	7	5
Class 529-E	21	2	2
Class 529-T	—	— *	— *
Class 529-F-1	—	— *	— *
Class 529-F-2	Not applicable	32	31
Class 529-F-3	Not applicable	— *	— *
Class ABLE-A	3	1	1
Class ABLE-F-2	Not applicable	— *	— *
Class R-1	8	1	Not applicable
Class R-2	132	52	Not applicable
Class R-2E	1	— *	Not applicable
Class R-3	123	35	Not applicable
Class R-4	28	11	Not applicable
Class R-5E	Not applicable	6	Not applicable
Class R-5	Not applicable	2	Not applicable
Class R-6	Not applicable	1	Not applicable
Total class-specific expenses	$5,062	$1,502	$134
Tax-Exempt Preservation Portfolio

Share class	Distribution services	Transfer agent services
Class A	$979	$123
Class C	86	3
Class T	—	— *
Class F-1	5	2
Class F-2	Not applicable	54
Class F-3	Not applicable	— *
Total class-specific expenses	$1,070	$182
*
Amount less than one thousand.

American Funds Portfolio Series	42

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Trustees’ compensation shown on the accompanying financial statements reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):
	Current fees	Increase in value of deferred amounts	Total trustees’ compensation
Global Growth Portfolio	$16	$7	$23
Growth Portfolio	55	24	79
Growth and Income Portfolio	50	21	71
Moderate Growth and Income Portfolio	38	16	54
Conservative Growth and Income Portfolio	21	9	30
Tax-Aware Conservative Growth and Income Portfolio	14	6	20
Preservation Portfolio	5	2	7
Tax-Exempt Preservation Portfolio	1	— *	1
*
Amount less than one thousand.
Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from any of the funds in the series.

Investment in CCF — The series holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.
Interfund lending — Pursuant to an exemptive order issued by the SEC, each fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits each fund to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. Each fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2025.
7. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.
8. Investment transactions

The funds engaged in purchases and sales of investment securities of affiliated issuers during the year ended October 31, 2025, as follows (dollars in thousands):
	Purchases	Sales
Global Growth Portfolio	$388,182	$329,910
Growth Portfolio	2,196,613	167,745
Growth and Income Portfolio	1,630,591	343,064
Moderate Growth and Income Portfolio	1,160,216	643,689
Conservative Growth and Income Portfolio	870,553	154,427
Tax-Aware Conservative Growth and Income Portfolio	2,524,184	2,147,672
Preservation Portfolio	172,357	193,661
Tax-Exempt Preservation Portfolio	58,805	73,251

43	American Funds Portfolio Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):
Global Growth Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$314,342	13,075	$136,056	5,944	$(458,953)	(19,108)	$(8,555)	(89)
Class C	39,189	1,691	12,175	546	(101,666)	(4,364)	(50,302)	(2,127)
Class T	—	—	—	—	—	—	—	—
Class F-1	7,560	308	2,327	101	(12,795)	(528)	(2,908)	(119)
Class F-2	114,836	4,696	26,044	1,133	(163,278)	(6,793)	(22,398)	(964)
Class F-3	27,418	1,130	12,319	537	(51,427)	(2,143)	(11,690)	(476)
Class 529-A	101,862	4,222	32,465	1,423	(99,538)	(4,103)	34,789	1,542
Class 529-C	6,888	293	1,226	55	(12,459)	(535)	(4,345)	(187)
Class 529-E	2,803	115	919	41	(3,910)	(164)	(188)	(8)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	45,204	1,855	7,032	308	(22,310)	(925)	29,926	1,238
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class ABLE-A	1,386	58	203	9	(617)	(26)	972	41
Class ABLE-F-2	207	9	28	1	(142)	(6)	93	4
Class R-1	540	23	181	8	(1,030)	(43)	(309)	(12)
Class R-2	17,147	739	4,190	189	(28,406)	(1,215)	(7,069)	(287)
Class R-2E	995	43	146	6	(498)	(20)	643	29
Class R-3	21,718	906	4,131	182	(24,205)	(1,004)	1,644	84
Class R-4	7,699	319	2,360	103	(10,306)	(429)	(247)	(7)
Class R-5E	7,688	323	1,423	62	(7,944)	(335)	1,167	50
Class R-5	11,160	468	606	26	(3,792)	(152)	7,974	342
Class R-6	34,928	1,422	7,199	311	(38,422)	(1,565)	3,705	168
Total net increase (decrease)	$763,570	31,695	$251,033	10,985	$(1,041,698)	(43,458)	$(27,095)	(778)
Year ended October 31, 2024
Class A	$303,466	14,046	$28,504	1,386	$(463,878)	(21,296)	$(131,908)	(5,864)
Class C	40,604	1,934	828	42	(105,471)	(5,019)	(64,039)	(3,043)
Class T	—	—	—	—	—	—	—	—
Class F-1	12,046	555	454	22	(13,502)	(624)	(1,002)	(47)
Class F-2	108,465	4,951	6,833	331	(159,061)	(7,257)	(43,763)	(1,975)
Class F-3	39,121	1,807	3,027	147	(28,766)	(1,317)	13,382	637
Class 529-A	80,577	3,729	6,314	308	(85,225)	(3,933)	1,666	104
Class 529-C	6,317	301	52	3	(11,916)	(571)	(5,547)	(267)
Class 529-E	2,286	106	148	7	(1,761)	(81)	673	32
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	31,571	1,458	1,576	77	(23,260)	(1,061)	9,887	474
Class 529-F-3	—	—	— †	— †	—	—	— †	— †
Class ABLE-A	1,134	53	35	1	(307)	(14)	862	40
Class ABLE-F-2	147	7	5	— †	(24)	(1)	128	6
Class R-1	566	26	19	1	(810)	(37)	(225)	(10)
Class R-2	18,546	883	366	18	(29,716)	(1,414)	(10,804)	(513)
Class R-2E	629	29	35	1	(3,826)	(172)	(3,162)	(142)
Class R-3	21,609	1,006	648	32	(20,022)	(940)	2,235	98
Class R-4	7,925	369	497	25	(8,121)	(373)	301	21
Class R-5E	8,966	414	311	15	(6,865)	(317)	2,412	112
Class R-5	1,602	73	183	9	(4,578)	(212)	(2,793)	(130)
Class R-6	34,739	1,569	1,850	89	(35,079)	(1,579)	1,510	79
Total net increase (decrease)	$720,316	33,316	$51,685	2,514	$(1,002,188)	(46,218)	$(230,187)	(10,388)
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	44

Growth Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$1,779,885	66,749	$671,401	26,033	$(1,557,373)	(58,165)	$893,913	34,617
Class C	217,111	8,530	65,701	2,657	(329,746)	(12,897)	(46,934)	(1,710)
Class T	—	—	—	—	—	—	—	—
Class F-1	57,018	2,103	7,048	273	(31,414)	(1,178)	32,652	1,198
Class F-2	438,087	16,186	86,049	3,317	(317,121)	(11,756)	207,015	7,747
Class F-3	76,891	2,853	19,138	740	(68,915)	(2,582)	27,114	1,011
Class 529-A	448,094	16,741	157,224	6,113	(334,353)	(12,434)	270,965	10,420
Class 529-C	28,861	1,129	6,245	253	(42,173)	(1,654)	(7,067)	(272)
Class 529-E	14,710	553	5,587	220	(13,318)	(503)	6,979	270
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	139,957	5,205	27,617	1,072	(62,927)	(2,336)	104,647	3,941
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class ABLE-A	7,047	264	1,145	45	(1,845)	(69)	6,347	240
Class ABLE-F-2	667	25	69	3	(188)	(7)	548	21
Class R-1	7,326	286	2,879	116	(6,261)	(236)	3,944	166
Class R-2	59,456	2,337	14,907	603	(67,839)	(2,642)	6,524	298
Class R-2E	2,145	84	659	27	(2,814)	(106)	(10)	5
Class R-3	87,100	3,308	17,153	674	(64,203)	(2,423)	40,050	1,559
Class R-4	20,828	779	6,671	259	(29,339)	(1,117)	(1,840)	(79)
Class R-5E	29,544	1,112	5,514	214	(22,322)	(845)	12,736	481
Class R-5	19,241	711	2,359	90	(11,026)	(416)	10,574	385
Class R-6	197,649	7,201	21,415	823	(89,204)	(3,281)	129,860	4,743
Total net increase (decrease)	$3,631,617	136,156	$1,118,784	43,532	$(3,052,381)	(114,647)	$1,698,020	65,041
Year ended October 31, 2024
Class A	$1,562,888	65,200	$156,475	6,970	$(1,285,736)	(53,287)	$433,627	18,883
Class C	192,219	8,360	10,976	507	(329,516)	(14,317)	(126,321)	(5,450)
Class T	—	—	—	—	—	—	—	—
Class F-1	26,852	1,115	1,676	74	(26,944)	(1,113)	1,584	76
Class F-2	334,163	13,844	22,314	989	(248,233)	(10,296)	108,244	4,537
Class F-3	65,853	2,677	4,944	220	(49,894)	(2,053)	20,903	844
Class 529-A	401,367	16,809	34,788	1,553	(244,525)	(10,153)	191,630	8,209
Class 529-C	25,047	1,092	1,045	48	(39,819)	(1,739)	(13,727)	(599)
Class 529-E	12,688	540	1,134	51	(7,872)	(331)	5,950	260
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	98,026	4,048	6,181	276	(44,715)	(1,862)	59,492	2,462
Class 529-F-3	—	—	— †	— †	—	—	— †	— †
Class ABLE-A	4,956	210	221	10	(958)	(40)	4,219	180
Class ABLE-F-2	490	21	10	— †	(74)	(3)	426	18
Class R-1	5,648	242	443	20	(3,909)	(173)	2,182	89
Class R-2	48,264	2,108	2,531	117	(62,859)	(2,733)	(12,064)	(508)
Class R-2E	3,253	141	164	8	(5,810)	(236)	(2,393)	(87)
Class R-3	72,331	3,070	3,550	160	(57,166)	(2,423)	18,715	807
Class R-4	21,527	887	1,551	69	(18,885)	(774)	4,193	182
Class R-5E	26,479	1,103	1,268	57	(16,208)	(671)	11,539	489
Class R-5	5,496	226	695	31	(10,203)	(405)	(4,012)	(148)
Class R-6	106,078	4,320	4,690	207	(50,158)	(2,059)	60,610	2,468
Total net increase (decrease)	$3,013,625	126,013	$254,656	11,367	$(2,503,484)	(104,668)	$764,797	32,712
Refer to the end of the table(s) for footnote(s).

45	American Funds Portfolio Series

Growth and Income Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$1,598,797	79,685	$574,295	29,469	$(1,627,509)	(81,136)	$545,583	28,018
Class C	165,171	8,313	42,087	2,190	(315,388)	(15,908)	(108,130)	(5,405)
Class T	—	—	—	—	—	—	—	—
Class F-1	59,345	2,921	9,857	506	(48,161)	(2,387)	21,041	1,040
Class F-2	405,073	19,975	75,785	3,876	(311,085)	(15,499)	169,773	8,352
Class F-3	76,782	3,808	18,077	926	(91,338)	(4,514)	3,521	220
Class 529-A	223,737	11,119	64,716	3,324	(208,831)	(10,346)	79,622	4,097
Class 529-C	17,587	881	2,544	132	(26,397)	(1,323)	(6,266)	(310)
Class 529-E	6,018	298	2,101	108	(9,831)	(492)	(1,712)	(86)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	50,289	2,495	10,358	531	(31,363)	(1,551)	29,284	1,475
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class ABLE-A	4,142	207	676	34	(1,521)	(76)	3,297	165
Class ABLE-F-2	490	24	60	3	(153)	(8)	397	19
Class R-1	4,025	204	971	50	(3,686)	(185)	1,310	69
Class R-2	32,379	1,640	8,919	465	(60,896)	(3,072)	(19,598)	(967)
Class R-2E	4,049	201	756	39	(6,160)	(302)	(1,355)	(62)
Class R-3	46,870	2,358	9,681	500	(49,142)	(2,444)	7,409	414
Class R-4	20,464	1,016	3,986	205	(18,045)	(907)	6,405	314
Class R-5E	11,220	562	2,224	114	(11,191)	(562)	2,253	114
Class R-5	20,873	1,039	1,686	86	(6,911)	(341)	15,648	784
Class R-6	285,592	14,092	33,752	1,722	(155,926)	(7,747)	163,418	8,067
Total net increase (decrease)	$3,032,903	150,838	$862,534	44,280	$(2,983,534)	(148,800)	$911,903	46,318
Year ended October 31, 2024
Class A	$1,441,265	78,705	$299,292	16,544	$(1,373,672)	(74,931)	$366,885	20,318
Class C	151,436	8,355	22,125	1,247	(336,262)	(18,566)	(162,701)	(8,964)
Class T	—	—	—	—	—	—	—	—
Class F-1	35,153	1,920	5,185	287	(44,408)	(2,427)	(4,070)	(220)
Class F-2	385,421	21,041	38,729	2,131	(316,410)	(17,334)	107,740	5,838
Class F-3	82,690	4,534	9,625	530	(62,270)	(3,399)	30,045	1,665
Class 529-A	196,416	10,731	32,988	1,825	(165,614)	(9,045)	63,790	3,511
Class 529-C	16,543	907	1,312	74	(26,437)	(1,452)	(8,582)	(471)
Class 529-E	5,446	298	1,131	63	(7,850)	(428)	(1,273)	(67)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	46,372	2,529	5,105	281	(28,105)	(1,529)	23,372	1,281
Class 529-F-3	—	—	— †	— †	—	—	— †	— †
Class ABLE-A	3,480	190	292	16	(1,026)	(56)	2,746	150
Class ABLE-F-2	495	27	24	1	(43)	(2)	476	26
Class R-1	3,220	177	427	24	(3,060)	(169)	587	32
Class R-2	34,847	1,925	4,524	256	(56,860)	(3,115)	(17,489)	(934)
Class R-2E	3,489	196	499	28	(11,182)	(605)	(7,194)	(381)
Class R-3	48,938	2,701	4,712	263	(34,853)	(1,907)	18,797	1,057
Class R-4	16,709	908	2,252	125	(23,949)	(1,304)	(4,988)	(271)
Class R-5E	12,970	713	1,099	61	(8,039)	(438)	6,030	336
Class R-5	3,625	196	827	45	(4,350)	(237)	102	4
Class R-6	219,615	11,817	15,536	852	(111,380)	(6,047)	123,771	6,622
Total net increase (decrease)	$2,708,130	147,870	$445,685	24,653	$(2,615,770)	(142,991)	$538,045	29,532
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	46

Moderate Growth and Income Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$1,101,522	58,094	$349,645	18,828	$(1,365,080)	(72,090)	$86,087	4,832
Class C	110,803	5,879	23,016	1,256	(248,987)	(13,287)	(115,168)	(6,152)
Class T	—	—	—	—	—	—	—	—
Class F-1	16,060	842	3,712	200	(25,375)	(1,336)	(5,603)	(294)
Class F-2	297,839	15,685	47,926	2,573	(283,290)	(14,973)	62,475	3,285
Class F-3	58,736	3,079	13,659	735	(74,275)	(3,952)	(1,880)	(138)
Class 529-A	106,348	5,610	23,993	1,293	(126,835)	(6,681)	3,506	222
Class 529-C	9,491	502	983	53	(16,198)	(859)	(5,724)	(304)
Class 529-E	2,466	130	619	33	(4,805)	(251)	(1,720)	(88)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	27,836	1,473	4,432	239	(27,973)	(1,489)	4,295	223
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class ABLE-A	3,824	202	431	23	(1,039)	(55)	3,216	170
Class ABLE-F-2	478	25	39	2	(78)	(4)	439	23
Class R-1	1,736	93	293	16	(2,467)	(129)	(438)	(20)
Class R-2	20,571	1,096	3,794	207	(34,160)	(1,816)	(9,795)	(513)
Class R-2E	1,302	68	253	14	(1,282)	(68)	273	14
Class R-3	32,348	1,716	4,979	270	(37,248)	(1,989)	79	(3)
Class R-4	13,091	692	3,051	164	(22,026)	(1,169)	(5,884)	(313)
Class R-5E	8,187	435	1,254	67	(9,561)	(520)	(120)	(18)
Class R-5	16,010	850	1,370	73	(8,064)	(415)	9,316	508
Class R-6	283,856	14,888	26,513	1,419	(239,525)	(12,328)	70,844	3,979
Total net increase (decrease)	$2,112,504	111,359	$509,965	27,465	$(2,528,268)	(133,411)	$94,201	5,413
Year ended October 31, 2024
Class A	$1,085,299	62,233	$212,337	12,155	$(1,189,449)	(68,200)	$108,187	6,188
Class C	103,646	5,977	14,304	831	(300,880)	(17,440)	(182,930)	(10,632)
Class T	—	—	—	—	—	—	—	—
Class F-1	13,952	799	2,412	138	(25,048)	(1,444)	(8,684)	(507)
Class F-2	241,913	13,855	29,499	1,684	(247,631)	(14,184)	23,781	1,355
Class F-3	60,544	3,468	8,613	492	(55,642)	(3,197)	13,515	763
Class 529-A	104,450	5,995	14,562	834	(116,833)	(6,694)	2,179	135
Class 529-C	10,426	600	602	35	(16,835)	(971)	(5,807)	(336)
Class 529-E	2,339	135	388	22	(4,304)	(248)	(1,577)	(91)
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	25,864	1,486	2,659	152	(22,276)	(1,273)	6,247	365
Class 529-F-3	—	—	— †	— †	—	—	— †	— †
Class ABLE-A	3,129	180	213	12	(1,018)	(58)	2,324	134
Class ABLE-F-2	329	19	17	1	(129)	(7)	217	13
Class R-1	1,220	71	169	10	(2,604)	(151)	(1,215)	(70)
Class R-2	22,156	1,279	2,143	124	(33,864)	(1,949)	(9,565)	(546)
Class R-2E	1,348	78	170	10	(4,224)	(243)	(2,706)	(155)
Class R-3	28,426	1,640	2,998	173	(39,993)	(2,316)	(8,569)	(503)
Class R-4	21,471	1,226	1,861	106	(17,813)	(1,021)	5,519	311
Class R-5E	12,179	695	697	40	(7,490)	(430)	5,386	305
Class R-5	2,408	137	766	44	(4,545)	(262)	(1,371)	(81)
Class R-6	122,707	7,037	15,630	891	(109,843)	(6,294)	28,494	1,634
Total net increase (decrease)	$1,863,806	106,910	$310,040	17,754	$(2,200,421)	(126,382)	$(26,575)	(1,718)
Refer to the end of the table(s) for footnote(s).

47	American Funds Portfolio Series

Conservative Growth and Income Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$865,265	63,131	$290,267	21,494	$(883,471)	(64,565)	$272,061	20,060
Class C	83,265	6,110	19,596	1,463	(131,046)	(9,638)	(28,185)	(2,065)
Class T	—	—	—	—	—	—	—	—
Class F-1	84,028	6,112	6,085	448	(36,060)	(2,623)	54,053	3,937
Class F-2	366,967	26,487	39,449	2,909	(200,623)	(14,625)	205,793	14,771
Class F-3	55,610	4,054	8,621	638	(39,987)	(2,925)	24,244	1,767
Class 529-A	87,743	6,398	17,400	1,290	(89,002)	(6,503)	16,141	1,185
Class 529-C	8,524	623	999	74	(10,681)	(784)	(1,158)	(87)
Class 529-E	2,623	193	390	29	(3,329)	(244)	(316)	(22)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	28,406	2,072	3,473	257	(26,972)	(1,967)	4,907	362
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class ABLE-A	1,952	143	294	22	(692)	(50)	1,554	115
Class ABLE-F-2	157	11	21	2	(123)	(9)	55	4
Class R-1	711	53	150	12	(329)	(24)	532	41
Class R-2	9,716	719	1,949	146	(10,386)	(762)	1,279	103
Class R-2E	837	62	97	7	(113)	(8)	821	61
Class R-3	26,697	1,937	2,389	177	(15,136)	(1,105)	13,950	1,009
Class R-4	7,252	533	1,756	130	(11,182)	(808)	(2,174)	(145)
Class R-5E	6,699	507	548	40	(3,828)	(280)	3,419	267
Class R-5	6,772	498	737	54	(1,937)	(141)	5,572	411
Class R-6	104,743	7,601	9,318	686	(62,459)	(4,525)	51,602	3,762
Total net increase (decrease)	$1,747,967	127,244	$403,542	29,878	$(1,527,356)	(111,586)	$624,153	45,536
Year ended October 31, 2024
Class A	$605,765	46,642	$261,160	20,160	$(871,813)	(67,389)	$(4,888)	(587)
Class C	61,756	4,787	20,038	1,559	(161,952)	(12,630)	(80,158)	(6,284)
Class T	—	—	—	—	—	—	—	—
Class F-1	32,732	2,513	4,336	334	(23,383)	(1,797)	13,685	1,050
Class F-2	194,072	14,909	31,329	2,413	(186,879)	(14,405)	38,522	2,917
Class F-3	55,213	4,200	6,252	482	(31,116)	(2,397)	30,349	2,285
Class 529-A	90,777	7,011	14,900	1,150	(78,139)	(6,039)	27,538	2,122
Class 529-C	8,414	652	957	74	(11,682)	(910)	(2,311)	(184)
Class 529-E	2,125	165	380	29	(2,920)	(227)	(415)	(33)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	19,118	1,481	2,935	227	(16,046)	(1,238)	6,007	470
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class ABLE-A	1,284	99	214	17	(615)	(48)	883	68
Class ABLE-F-2	137	11	16	1	(14)	(1)	139	11
Class R-1	857	68	115	9	(633)	(50)	339	27
Class R-2	7,541	586	1,768	137	(11,097)	(862)	(1,788)	(139)
Class R-2E	606	46	91	7	(1,405)	(108)	(708)	(55)
Class R-3	11,177	867	2,052	159	(13,597)	(1,050)	(368)	(24)
Class R-4	5,139	393	1,576	122	(7,938)	(617)	(1,223)	(102)
Class R-5E	3,503	274	457	35	(3,847)	(296)	113	13
Class R-5	4,660	359	517	40	(2,409)	(187)	2,768	212
Class R-6	55,237	4,230	6,811	524	(37,877)	(2,924)	24,171	1,830
Total net increase (decrease)	$1,160,113	89,293	$355,907	27,479	$(1,463,362)	(113,175)	$52,658	3,597
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	48

Tax-Aware Conservative Growth and Income Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$600,700	36,753	$192,696	12,086	$(482,306)	(29,710)	$311,090	19,129
Class C	48,527	2,990	13,228	839	(80,704)	(4,998)	(18,949)	(1,169)
Class T	—	—	—	—	—	—	—	—
Class F-1	72,245	4,427	14,273	896	(64,865)	(4,010)	21,653	1,313
Class F-2	162,827	9,946	32,221	2,016	(105,899)	(6,527)	89,149	5,435
Class F-3	52,449	3,191	8,826	552	(21,459)	(1,321)	39,816	2,422
Total net increase (decrease)	$936,748	57,307	$261,244	16,389	$(755,233)	(46,566)	$442,759	27,130
Year ended October 31, 2024
Class A	$486,633	31,128	$143,298	9,343	$(460,015)	(29,782)	$169,916	10,689
Class C	42,745	2,767	11,031	729	(90,637)	(5,888)	(36,861)	(2,392)
Class T	—	—	—	—	—	—	—	—
Class F-1	61,395	3,899	10,418	680	(62,768)	(4,066)	9,045	513
Class F-2	135,189	8,668	22,346	1,452	(99,862)	(6,486)	57,673	3,634
Class F-3	33,747	2,169	6,198	403	(20,994)	(1,363)	18,951	1,209
Total net increase (decrease)	$759,709	48,631	$193,291	12,607	$(734,276)	(47,585)	$218,724	13,653
Refer to the end of the table(s) for footnote(s).

49	American Funds Portfolio Series

Preservation Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$405,826	42,807	$49,096	5,186	$(481,222)	(50,788)	$(26,300)	(2,795)
Class C	9,859	1,042	1,504	159	(20,980)	(2,221)	(9,617)	(1,020)
Class T	—	—	—	—	—	—	—	—
Class F-1	2,214	233	629	67	(4,502)	(475)	(1,659)	(175)
Class F-2	66,368	6,996	6,408	677	(75,384)	(7,958)	(2,608)	(285)
Class F-3	10,989	1,159	1,940	205	(14,383)	(1,519)	(1,454)	(155)
Class 529-A	60,686	6,404	7,082	749	(59,013)	(6,234)	8,755	919
Class 529-C	5,377	569	281	30	(4,976)	(527)	682	72
Class 529-E	1,667	176	161	17	(1,492)	(157)	336	36
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	23,553	2,486	2,448	258	(17,086)	(1,804)	8,915	940
Class 529-F-3	—	—	— †	— †	—	—	— †	— †
Class ABLE-A	570	60	65	7	(373)	(39)	262	28
Class ABLE-F-2	116	12	12	1	(36)	(3)	92	10
Class R-1	479	50	28	3	(58)	(6)	449	47
Class R-2	5,166	547	582	62	(6,251)	(663)	(503)	(54)
Class R-2E	67	7	8	1	(58)	(7)	17	1
Class R-3	6,089	644	926	98	(10,981)	(1,162)	(3,966)	(420)
Class R-4	3,315	350	455	48	(2,935)	(310)	835	88
Class R-5E	1,803	190	162	17	(1,471)	(155)	494	52
Class R-5	1,238	130	140	15	(3,405)	(360)	(2,027)	(215)
Class R-6	29,625	3,126	1,653	174	(25,080)	(2,644)	6,198	656
Total net increase (decrease)	$635,007	66,988	$73,580	7,774	$(729,686)	(77,032)	$(21,099)	(2,270)
Year ended October 31, 2024
Class A	$335,619	35,717	$51,252	5,463	$(544,382)	(58,037)	$(157,511)	(16,857)
Class C	7,613	813	1,972	211	(31,845)	(3,405)	(22,260)	(2,381)
Class T	—	—	—	—	—	—	—	—
Class F-1	708	75	750	80	(7,001)	(744)	(5,543)	(589)
Class F-2	59,261	6,305	6,997	746	(96,475)	(10,284)	(30,217)	(3,233)
Class F-3	15,924	1,697	2,521	269	(34,153)	(3,623)	(15,708)	(1,657)
Class 529-A	56,305	5,993	6,708	715	(61,452)	(6,539)	1,561	169
Class 529-C	4,212	450	277	30	(5,897)	(630)	(1,408)	(150)
Class 529-E	1,345	143	154	16	(1,615)	(172)	(116)	(13)
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	23,407	2,490	1,944	207	(16,126)	(1,716)	9,225	981
Class 529-F-3	—	—	— †	— †	—	—	— †	— †
Class ABLE-A	521	55	54	6	(331)	(35)	244	26
Class ABLE-F-2	149	16	8	1	(41)	(5)	116	12
Class R-1	231	25	20	2	(201)	(22)	50	5
Class R-2	3,740	398	597	64	(5,904)	(630)	(1,567)	(168)
Class R-2E	86	9	7	1	(412)	(44)	(319)	(34)
Class R-3	6,180	658	994	106	(7,577)	(808)	(403)	(44)
Class R-4	1,207	128	437	47	(2,410)	(256)	(766)	(81)
Class R-5E	1,268	134	134	14	(552)	(59)	850	89
Class R-5	2,328	247	184	20	(1,887)	(199)	625	68
Class R-6	16,906	1,798	1,444	154	(11,791)	(1,256)	6,559	696
Total net increase (decrease)	$537,010	57,151	$76,454	8,152	$(830,052)	(88,464)	$(216,588)	(23,161)
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	50

Tax-Exempt Preservation Portfolio
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2025
Class A	$56,701	5,890	$8,523	886	$(76,458)	(7,938)	$(11,234)	(1,162)
Class C	1,131	117	164	17	(4,757)	(494)	(3,462)	(360)
Class T	—	—	—	—	—	—	—	—
Class F-1	201	21	44	4	(375)	(39)	(130)	(14)
Class F-2	43,111	4,468	1,590	165	(42,404)	(4,399)	2,297	234
Class F-3	1,114	116	155	16	(3,305)	(344)	(2,036)	(212)
Total net increase (decrease)	$102,258	10,612	$10,476	1,088	$(127,299)	(13,214)	$(14,565)	(1,514)
Year ended October 31, 2024
Class A	$44,091	4,615	$7,719	808	$(104,900)	(11,007)	$(53,090)	(5,584)
Class C	581	61	200	21	(7,560)	(792)	(6,779)	(710)
Class T	—	—	—	—	—	—	—	—
Class F-1	74	8	42	5	(456)	(48)	(340)	(35)
Class F-2	14,569	1,528	1,451	152	(29,031)	(3,047)	(13,011)	(1,367)
Class F-3	2,980	314	172	18	(3,342)	(351)	(190)	(19)
Total net increase (decrease)	$62,295	6,526	$9,584	1,004	$(145,289)	(15,245)	$(73,410)	(7,715)
*
Includes exchanges between share classes of the fund.
†
Amount less than one thousand.

51	American Funds Portfolio Series

Financial highlights
Global Growth Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$23.34	$.14	$4.97	$5.11	$(.15 )	$(.82 )	$(.97 )	$27.48	22.74%	$3,891	.35%	.35%	.79%	.58%
10/31/2024	17.86	.18	5.50	5.68	(.20 )	—	(.20 )	23.34	31.92	3,307.36		.36	.80	.83
10/31/2023	17.43	.14	1.62	1.76	(.14 )	(1.19)	(1.33)	17.86	10.74	2,635.37		.37	.81	.75
10/31/2022	25.43	.12	(7.31)	(7.19)	(.10 )	(.71 )	(.81 )	17.43	(29.17)	2,449.36		.36	.80	.57
10/31/2021	18.70	.06	6.84	6.90	(.06 )	(.11 )	(.17 )	25.43	37.07	3,473.37		.37	.80	.25
Class C:
10/31/2025	22.62	(.03 )	4.81	4.78	—	(.82 )	(.82 )	26.58	21.82	349	1.10	1.10	1.54	(.13 )
10/31/2024	17.32	.03	5.32	5.35	(.05 )	—	(.05 )	22.62	30.90	345	1.11	1.11	1.55	.12
10/31/2023	16.92	— [6]	1.59	1.59	—	(1.19)	(1.19)	17.32	9.97	317	1.13	1.13	1.57	.02
10/31/2022	24.81	(.03 )	(7.15)	(7.18)	—	(.71 )	(.71 )	16.92	(29.77)	328	1.12	1.12	1.56	(.17 )
10/31/2021	18.33	(.11 )	6.70	6.59	—	(.11 )	(.11 )	24.81	36.07	522	1.10	1.10	1.53	(.47 )
Class T:
10/31/2025	23.40	.20	4.98	5.18	(.21 )	(.82 )	(1.03)	27.55	23.03 [7]	— [8]	.10 [7]	.10 [7]	.54 [7]	.84 [7]
10/31/2024	17.91	.23	5.51	5.74	(.25 )	—	(.25 )	23.40	32.23 [7]	— [8]	.12 [7]	.12 [7]	.56 [7]	1.06 [7]
10/31/2023	17.47	.20	1.62	1.82	(.19 )	(1.19)	(1.38)	17.91	11.10 [7]	— [8]	.09 [7]	.09 [7]	.53 [7]	1.07 [7]
10/31/2022	25.49	.17	(7.32)	(7.15)	(.16 )	(.71 )	(.87 )	17.47	(29.02)[7]	— [8]	.11 [7]	.11 [7]	.55 [7]	.84 [7]
10/31/2021	18.74	.12	6.84	6.96	(.10 )	(.11 )	(.21 )	25.49	37.36 [7]	— [8]	.13 [7]	.13 [7]	.56 [7]	.50 [7]
Class F-1:
10/31/2025	23.39	.14	4.98	5.12	(.15 )	(.82 )	(.97 )	27.54	22.72	64.37		.37	.81	.58
10/31/2024	17.90	.17	5.51	5.68	(.19 )	—	(.19 )	23.39	31.86	57.38		.38	.82	.78
10/31/2023	17.45	.14	1.63	1.77	(.13 )	(1.19)	(1.32)	17.90	10.78	45.38		.38	.82	.78
10/31/2022	25.47	.12	(7.34)	(7.22)	(.09 )	(.71 )	(.80 )	17.45	(29.23)	49.39		.39	.83	.58
10/31/2021	18.73	.08	6.83	6.91	(.06 )	(.11 )	(.17 )	25.47	37.05	78.38		.38	.81	.34
Class F-2:
10/31/2025	23.48	.20	5.00	5.20	(.21 )	(.82 )	(1.03)	27.65	23.03	709.11		.11	.55	.83
10/31/2024	17.97	.24	5.51	5.75	(.24 )	—	(.24 )	23.48	32.21	625.11		.11	.55	1.08
10/31/2023	17.52	.19	1.63	1.82	(.18 )	(1.19)	(1.37)	17.97	11.09	514.12		.12	.56	1.02
10/31/2022	25.58	.18	(7.37)	(7.19)	(.16 )	(.71 )	(.87 )	17.52	(29.06)	485.12		.12	.56	.85
10/31/2021	18.79	.12	6.88	7.00	(.10 )	(.11 )	(.21 )	25.58	37.50	795.11		.11	.54	.49
Class F-3:
10/31/2025	23.44	.23	4.99	5.22	(.24 )	(.82 )	(1.06)	27.60	23.16	318.01		.01	.45	.94
10/31/2024	17.93	.25	5.52	5.77	(.26 )	—	(.26 )	23.44	32.41	281.01		.01	.45	1.15
10/31/2023	17.50	.21	1.62	1.83	(.21 )	(1.19)	(1.40)	17.93	11.15	204.01		.01	.45	1.14
10/31/2022	25.54	.18	(7.32)	(7.14)	(.19 )	(.71 )	(.90 )	17.50	(28.96)	197.01		.01	.45	.90
10/31/2021	18.76	.14	6.87	7.01	(.12 )	(.11 )	(.23 )	25.54	37.62	254.01		.01	.44	.58
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	52

Financial highlights (continued)
Global Growth Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:
10/31/2025	$23.27	$.13	$4.96	$5.09	$(.15 )	$(.82 )	$(.97 )	$27.39	22.69%	$961	.38%	.38%	.82%	.54%
10/31/2024	17.81	.17	5.48	5.65	(.19 )	—	(.19 )	23.27	31.86	781.40		.40	.84	.77
10/31/2023	17.38	.13	1.62	1.75	(.13 )	(1.19)	(1.32)	17.81	10.73	595.42		.42	.86	.70
10/31/2022	25.38	.11	(7.30)	(7.19)	(.10 )	(.71 )	(.81 )	17.38	(29.24)	523.40		.40	.84	.52
10/31/2021	18.66	.05	6.84	6.89	(.06 )	(.11 )	(.17 )	25.38	37.08	699.40		.40	.83	.22
Class 529-C:
10/31/2025	22.61	(.04 )	4.80	4.76	—	(.82 )	(.82 )	26.55	21.74	36	1.14	1.14	1.58	(.17 )
10/31/2024	17.30	.01	5.33	5.34	(.03 )	—	(.03 )	22.61	30.89	35	1.16	1.16	1.60	.05
10/31/2023	16.92	(.01 )	1.58	1.57	—	(1.19)	(1.19)	17.30	9.84	31	1.19	1.19	1.63	(.03 )
10/31/2022	24.80	(.04 )	(7.13)	(7.17)	—	(.71 )	(.71 )	16.92	(29.74)	34	1.16	1.16	1.60	(.20 )
10/31/2021	18.33	(.12 )	6.70	6.58	—	(.11 )	(.11 )	24.80	36.02	59	1.15	1.15	1.58	(.52 )
Class 529-E:
10/31/2025	23.09	.07	4.93	5.00	(.10 )	(.82 )	(.92 )	27.17	22.41	28.63		.63	1.07	.31
10/31/2024	17.67	.12	5.45	5.57	(.15 )	—	(.15 )	23.09	31.61	24.63		.63	1.07	.54
10/31/2023	17.26	.09	1.60	1.69	(.09 )	(1.19)	(1.28)	17.67	10.41	18.64		.64	1.08	.48
10/31/2022	25.20	.06	(7.25)	(7.19)	(.04 )	(.71 )	(.75 )	17.26	(29.37)	16.63		.63	1.07	.30
10/31/2021	18.54	— [6]	6.78	6.78	(.01 )	(.11 )	(.12 )	25.20	36.73	22.62		.62	1.05	— [9]
Class 529-T:
10/31/2025	23.39	.19	4.98	5.17	(.20 )	(.82 )	(1.02)	27.54	22.98 [7]	— [8]	.15 [7]	.15 [7]	.59 [7]	.77 [7]
10/31/2024	17.90	.22	5.51	5.73	(.24 )	—	(.24 )	23.39	32.17 [7]	— [8]	.17 [7]	.17 [7]	.61 [7]	1.00 [7]
10/31/2023	17.46	.18	1.63	1.81	(.18 )	(1.19)	(1.37)	17.90	11.04 [7]	— [8]	.16 [7]	.16 [7]	.60 [7]	.96 [7]
10/31/2022	25.48	.16	(7.32)	(7.16)	(.15 )	(.71 )	(.86 )	17.46	(29.07)[7]	— [8]	.16 [7]	.16 [7]	.60 [7]	.78 [7]
10/31/2021	18.73	.10	6.85	6.95	(.09 )	(.11 )	(.20 )	25.48	37.32 [7]	— [8]	.18 [7]	.18 [7]	.61 [7]	.44 [7]
Class 529-F-1:
10/31/2025	23.38	.18	4.99	5.17	(.20 )	(.82 )	(1.02)	27.53	22.97 [7]	— [8]	.17 [7]	.17 [7]	.61 [7]	.75 [7]
10/31/2024	17.89	.21	5.51	5.72	(.23 )	—	(.23 )	23.38	32.14 [7]	— [8]	.19 [7]	.19 [7]	.63 [7]	.98 [7]
10/31/2023	17.46	.17	1.62	1.79	(.17 )	(1.19)	(1.36)	17.89	10.94 [7]	— [8]	.19 [7]	.19 [7]	.63 [7]	.92 [7]
10/31/2022	25.48	.15	(7.32)	(7.17)	(.14 )	(.71 )	(.85 )	17.46	(29.07)[7]	— [8]	.20 [7]	.20 [7]	.64 [7]	.73 [7]
10/31/2021	18.75	.10	6.86	6.96	(.12 )	(.11 )	(.23 )	25.48	37.32 [7]	— [8]	.19 [7]	.19 [7]	.62 [7]	.43 [7]
Class 529-F-2:
10/31/2025	23.34	.19	4.98	5.17	(.21 )	(.82 )	(1.03)	27.48	23.03	220.12		.12	.56	.76
10/31/2024	17.86	.22	5.51	5.73	(.25 )	—	(.25 )	23.34	32.25	158.13		.13	.57	1.01
10/31/2023	17.43	.18	1.62	1.80	(.18 )	(1.19)	(1.37)	17.86	11.06	113.11		.11	.55	.98
10/31/2022	25.44	.15	(7.30)	(7.15)	(.15 )	(.71 )	(.86 )	17.43	(29.05)	91.13		.13	.57	.76
10/31/2021	18.70	.10	6.85	6.95	(.10 )	(.11 )	(.21 )	25.44	37.36	106.17		.17	.60	.43
Refer to the end of the table(s) for footnote(s).

53	American Funds Portfolio Series

Financial highlights (continued)
Global Growth Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-F-3:
10/31/2025	$23.34	$.21	$4.97	$5.18	$(.22 )	$(.82 )	$(1.04)	$27.48	23.11%	$— [8]	.06%	.06%	.50%	.86%
10/31/2024	17.86	.24	5.49	5.73	(.25 )	—	(.25 )	23.34	32.29	— [8]	.06	.06	.50	1.10
10/31/2023	17.43	.19	1.62	1.81	(.19 )	(1.19)	(1.38)	17.86	11.11	— [8]	.08	.08	.52	1.04
10/31/2022	25.44	.17	(7.30)	(7.13)	(.17 )	(.71 )	(.88 )	17.43	(29.00)	— [8]	.08	.08	.52	.86
10/31/2021	18.70	.19	6.78	6.97	(.12 )	(.11 )	(.23 )	25.44	37.51	— [8]	.11	.07	.50	.79
Class ABLE-A:
10/31/2025	23.24	.15	4.96	5.11	(.17 )	(.82 )	(.99 )	27.36	22.86	7.30		.25	.69	.63
10/31/2024	17.78	.18	5.49	5.67	(.21 )	—	(.21 )	23.24	32.06	5.31		.25	.69	.84
10/31/2023	17.35	.15	1.63	1.78	(.16 )	(1.19)	(1.35)	17.78	10.93	3.31		.25	.69	.80
10/31/2022	25.34	.12	(7.26)	(7.14)	(.14 )	(.71 )	(.85 )	17.35	(29.13)	2.30		.24	.68	.62
10/31/2021	18.60	.09	6.83	6.92	(.07 )	(.11 )	(.18 )	25.34	37.37	2.24		.18	.61	.40
Class ABLE-F-2:
10/31/2025	23.36	.21	4.98	5.19	(.21 )	(.82 )	(1.03)	27.52	23.12	1.11		.06	.50	.85
10/31/2024	17.87	.22	5.51	5.73	(.24 )	—	(.24 )	23.36	32.27	1.12		.07	.51	1.02
10/31/2023	17.44	.17	1.64	1.81	(.19 )	(1.19)	(1.38)	17.87	11.08	— [8]	.13	.07	.51	.91
10/31/2022	25.44	.14	(7.26)	(7.12)	(.17 )	(.71 )	(.88 )	17.44	(28.96)	— [8]	.12	.06	.50	.70
10/31/2021	18.70	.10	6.87	6.97	(.12 )	(.11 )	(.23 )	25.44	37.51	— [8]	.12	.05	.48	.40
Class R-1:
10/31/2025	22.80	(.03 )	4.86	4.83	— [6]	(.82 )	(.82 )	26.81	21.89	6	1.06	1.06	1.50	(.11 )
10/31/2024	17.48	.03	5.37	5.40	(.08 )	—	(.08 )	22.80	30.97	5	1.05	1.05	1.49	.13
10/31/2023	17.04	.02	1.61	1.63	—	(1.19)	(1.19)	17.48	10.14	4.98		.98	1.42	.12
10/31/2022	24.95	(.01 )	(7.19)	(7.20)	—	(.71 )	(.71 )	17.04	(29.68)	4	1.02	1.02	1.46	(.07 )
10/31/2021	18.42	(.09 )	6.73	6.64	—	(.11 )	(.11 )	24.95	36.17	6	1.02	1.02	1.45	(.38 )
Class R-2:
10/31/2025	22.53	(.03 )	4.79	4.76	—	(.82 )	(.82 )	26.47	21.82	129	1.09	1.09	1.53	(.15 )
10/31/2024	17.26	.03	5.31	5.34	(.07 )	—	(.07 )	22.53	30.96	116	1.09	1.09	1.53	.12
10/31/2023	16.87	.01	1.57	1.58	—	(1.19)	(1.19)	17.26	9.94	98	1.10	1.10	1.54	.03
10/31/2022	24.72	(.03 )	(7.11)	(7.14)	—	(.71 )	(.71 )	16.87	(29.71)	92	1.10	1.10	1.54	(.16 )
10/31/2021	18.26	(.11 )	6.68	6.57	—	(.11 )	(.11 )	24.72	36.10	134	1.10	1.10	1.53	(.47 )
Class R-2E:
10/31/2025	22.97	.02	4.91	4.93	—	(.82 )	(.82 )	27.08	22.15	5.81		.81	1.25	.07
10/31/2024	17.58	.10	5.40	5.50	(.11 )	—	(.11 )	22.97	31.38	4.81		.81	1.25	.49
10/31/2023	17.17	.05	1.61	1.66	(.06 )	(1.19)	(1.25)	17.58	10.25	5.81		.81	1.25	.30
10/31/2022	25.09	.02	(7.22)	(7.20)	(.01 )	(.71 )	(.72 )	17.17	(29.52)	5.82		.82	1.26	.10
10/31/2021	18.48	(.03 )	6.75	6.72	—	(.11 )	(.11 )	25.09	36.49	7.82		.82	1.25	(.15 )
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	54

Financial highlights (continued)
Global Growth Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2025	$23.07	$.07	$4.92	$4.99	$(.09 )	$(.82 )	$(.91 )	$27.15	22.41%	$127	.65%	.65%	1.09%	.27%
10/31/2024	17.67	.11	5.44	5.55	(.15 )	—	(.15 )	23.07	31.50	106.65		.65	1.09	.50
10/31/2023	17.25	.08	1.61	1.69	(.08 )	(1.19)	(1.27)	17.67	10.46	79.65		.65	1.09	.45
10/31/2022	25.19	.06	(7.25)	(7.19)	(.04 )	(.71 )	(.75 )	17.25	(29.40)	68.65		.65	1.09	.28
10/31/2021	18.53	(.01 )	6.79	6.78	(.01 )	(.11 )	(.12 )	25.19	36.73	94.65		.65	1.08	(.03 )
Class R-4:
10/31/2025	23.28	.14	4.96	5.10	(.16 )	(.82 )	(.98 )	27.40	22.72	67.35		.35	.79	.58
10/31/2024	17.82	.18	5.48	5.66	(.20 )	—	(.20 )	23.28	31.92	57.35		.35	.79	.81
10/31/2023	17.39	.14	1.62	1.76	(.14 )	(1.19)	(1.33)	17.82	10.82	43.36		.36	.80	.76
10/31/2022	25.39	.12	(7.30)	(7.18)	(.11 )	(.71 )	(.82 )	17.39	(29.20)	38.33		.33	.77	.58
10/31/2021	18.67	.06	6.84	6.90	(.07 )	(.11 )	(.18 )	25.39	37.12	49.34		.34	.77	.27
Class R-5E:
10/31/2025	23.29	.19	4.96	5.15	(.20 )	(.82 )	(1.02)	27.42	23.02	40.15		.15	.59	.78
10/31/2024	17.82	.22	5.49	5.71	(.24 )	—	(.24 )	23.29	32.22	33.15		.15	.59	.99
10/31/2023	17.40	.16	1.63	1.79	(.18 )	(1.19)	(1.37)	17.82	10.98	23.15		.15	.59	.88
10/31/2022	25.40	.14	(7.27)	(7.13)	(.16 )	(.71 )	(.87 )	17.40	(29.05)	17.16		.16	.60	.72
10/31/2021	18.67	.10	6.84	6.94	(.10 )	(.11 )	(.21 )	25.40	37.39	18.15		.15	.58	.44
Class R-5:
10/31/2025	23.64	.16	5.08	5.24	(.22 )	(.82 )	(1.04)	27.84	23.06	27.06		.06	.50	.64
10/31/2024	18.08	.27	5.54	5.81	(.25 )	—	(.25 )	23.64	32.35	15.06		.06	.50	1.23
10/31/2023	17.63	.19	1.64	1.83	(.19 )	(1.19)	(1.38)	18.08	11.12	14.06		.06	.50	1.05
10/31/2022	25.72	.18	(7.39)	(7.21)	(.17 )	(.71 )	(.88 )	17.63	(28.99)	12.06		.06	.50	.86
10/31/2021	18.90	.13	6.91	7.04	(.11 )	(.11 )	(.22 )	25.72	37.49	17.06		.06	.49	.55
Class R-6:
10/31/2025	23.70	.22	5.06	5.28	(.24 )	(.82 )	(1.06)	27.92	23.16	201.01		.01	.45	.91
10/31/2024	18.13	.26	5.57	5.83	(.26 )	—	(.26 )	23.70	32.38	166.01		.01	.45	1.16
10/31/2023	17.68	.20	1.65	1.85	(.21 )	(1.19)	(1.40)	18.13	11.15	126.01		.01	.45	1.10
10/31/2022	25.79	.19	(7.40)	(7.21)	(.19 )	(.71 )	(.90 )	17.68	(28.95)	106.01		.01	.45	.92
10/31/2021	18.94	.14	6.94	7.08	(.12 )	(.11 )	(.23 )	25.79	37.63	146.01		.01	.44	.60
Refer to the end of the table(s) for footnote(s).

55	American Funds Portfolio Series

Financial highlights (continued)
Growth Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$26.18	$.12	$5.61	$5.73	$(.12 )	$(1.36)	$(1.48)	$30.43	22.91%	$14,839	.34%	.34%	.71%	.44%
10/31/2024	19.36	.12	7.06	7.18	(.16 )	(.20 )	(.36 )	26.18	37.40	11,859.35		.35	.72	.51
10/31/2023	19.25	.09	1.77	1.86	(.06 )	(1.69)	(1.75)	19.36	10.73	8,407.37		.37	.75	.44
10/31/2022	27.69	.04	(7.57)	(7.53)	(.01 )	(.90 )	(.91 )	19.25	(28.11)	7,384.36		.36	.73	.16
10/31/2021	20.30	.06	8.12	8.18	(.10 )	(.69 )	(.79 )	27.69	41.12	9,462.36		.36	.73	.25
Class C:
10/31/2025	25.08	(.08 )	5.36	5.28	—	(1.36)	(1.36)	29.00	22.00	1,364	1.10	1.10	1.47	(.29 )
10/31/2024	18.57	(.05 )	6.76	6.71	— [6]	(.20 )	(.20 )	25.08	36.34	1,223	1.10	1.10	1.47	(.20 )
10/31/2023	18.60	(.06 )	1.72	1.66	—	(1.69)	(1.69)	18.57	9.91	1,006	1.12	1.12	1.50	(.29 )
10/31/2022	26.98	(.12 )	(7.36)	(7.48)	—	(.90 )	(.90 )	18.60	(28.67)	1,011	1.11	1.11	1.48	(.58 )
10/31/2021	19.86	(.12 )	7.93	7.81	—	(.69 )	(.69 )	26.98	40.02	1,483	1.10	1.10	1.47	(.47 )
Class T:
10/31/2025	26.25	.19	5.62	5.81	(.18 )	(1.36)	(1.54)	30.52	23.22 [7]	— [8]	.09 [7]	.09 [7]	.46 [7]	.72 [7]
10/31/2024	19.42	.19	7.05	7.24	(.21 )	(.20 )	(.41 )	26.25	37.67 [7]	— [8]	.10 [7]	.10 [7]	.47 [7]	.78 [7]
10/31/2023	19.30	.15	1.77	1.92	(.11 )	(1.69)	(1.80)	19.42	11.08 [7]	— [8]	.09 [7]	.09 [7]	.47 [7]	.76 [7]
10/31/2022	27.74	.10	(7.58)	(7.48)	(.06 )	(.90 )	(.96 )	19.30	(27.91)[7]	— [8]	.10 [7]	.10 [7]	.47 [7]	.44 [7]
10/31/2021	20.34	.13	8.11	8.24	(.15 )	(.69 )	(.84 )	27.74	41.37 [7]	— [8]	.13 [7]	.13 [7]	.50 [7]	.50 [7]
Class F-1:
10/31/2025	26.19	.10	5.62	5.72	(.11 )	(1.36)	(1.47)	30.44	22.88	182.37		.37	.74	.38
10/31/2024	19.38	.12	7.04	7.16	(.15 )	(.20 )	(.35 )	26.19	37.29	125.37		.37	.74	.50
10/31/2023	19.25	.09	1.78	1.87	(.05 )	(1.69)	(1.74)	19.38	10.75	91.37		.37	.75	.45
10/31/2022	27.68	.03	(7.56)	(7.53)	—	(.90 )	(.90 )	19.25	(28.11)	95.38		.38	.75	.15
10/31/2021	20.30	.08	8.09	8.17	(.10 )	(.69 )	(.79 )	27.68	41.05	127.37		.37	.74	.31
Class F-2:
10/31/2025	26.37	.18	5.66	5.84	(.18 )	(1.36)	(1.54)	30.67	23.23	2,049.10		.10	.47	.68
10/31/2024	19.50	.18	7.10	7.28	(.21 )	(.20 )	(.41 )	26.37	37.70	1,558.10		.10	.47	.76
10/31/2023	19.38	.14	1.78	1.92	(.11 )	(1.69)	(1.80)	19.50	11.01	1,064.11		.11	.49	.71
10/31/2022	27.86	.09	(7.60)	(7.51)	(.07 )	(.90 )	(.97 )	19.38	(27.92)	967.12		.12	.49	.41
10/31/2021	20.42	.12	8.16	8.28	(.15 )	(.69 )	(.84 )	27.86	41.43	1,287.11		.11	.48	.49
Class F-3:
10/31/2025	26.32	.21	5.63	5.84	(.20 )	(1.36)	(1.56)	30.60	23.31	407.01		.01	.38	.77
10/31/2024	19.46	.21	7.08	7.29	(.23 )	(.20 )	(.43 )	26.32	37.84	323.01		.01	.38	.87
10/31/2023	19.35	.17	1.76	1.93	(.13 )	(1.69)	(1.82)	19.46	11.12	223.01		.01	.39	.85
10/31/2022	27.81	.11	(7.58)	(7.47)	(.09 )	(.90 )	(.99 )	19.35	(27.84)	237.01		.01	.38	.51
10/31/2021	20.38	.14	8.15	8.29	(.17 )	(.69 )	(.86 )	27.81	41.58	290.01		.01	.38	.55
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	56

Financial highlights (continued)
Growth Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:
10/31/2025	$26.11	$.11	$5.59	$5.70	$(.11 )	$(1.36)	$(1.47)	$30.34	22.86%	$3,512	.38%	.38%	.75%	.39%
10/31/2024	19.32	.11	7.03	7.14	(.15 )	(.20 )	(.35 )	26.11	37.27	2,750.39		.39	.76	.46
10/31/2023	19.21	.08	1.77	1.85	(.05 )	(1.69)	(1.74)	19.32	10.70	1,876.41		.41	.79	.39
10/31/2022	27.63	.03	(7.55)	(7.52)	— [6]	(.90 )	(.90 )	19.21	(28.12)	1,604.40		.40	.77	.12
10/31/2021	20.26	.05	8.11	8.16	(.10 )	(.69 )	(.79 )	27.63	41.07	2,002.39		.39	.76	.21
Class 529-C:
10/31/2025	25.01	(.09 )	5.34	5.25	—	(1.36)	(1.36)	28.90	21.94	127	1.14	1.14	1.51	(.34 )
10/31/2024	18.53	(.06 )	6.74	6.68	—	(.20 )	(.20 )	25.01	36.25	117	1.15	1.15	1.52	(.25 )
10/31/2023	18.57	(.07 )	1.72	1.65	—	(1.69)	(1.69)	18.53	9.87	98	1.18	1.18	1.56	(.35 )
10/31/2022	26.94	(.13 )	(7.34)	(7.47)	—	(.90 )	(.90 )	18.57	(28.67)	101	1.16	1.16	1.53	(.62 )
10/31/2021	19.84	(.12 )	7.91	7.79	—	(.69 )	(.69 )	26.94	39.96	156	1.14	1.14	1.51	(.51 )
Class 529-E:
10/31/2025	25.78	.05	5.52	5.57	(.06 )	(1.36)	(1.42)	29.93	22.59	124.62		.62	.99	.17
10/31/2024	19.08	.06	6.95	7.01	(.11 )	(.20 )	(.31 )	25.78	37.01	100.61		.61	.98	.25
10/31/2023	18.99	.03	1.76	1.79	(.01 )	(1.69)	(1.70)	19.08	10.47	69.63		.63	1.01	.18
10/31/2022	27.39	(.02 )	(7.48)	(7.50)	—	(.90 )	(.90 )	18.99	(28.30)	59.61		.61	.98	(.09 )
10/31/2021	20.10	(.01 )	8.04	8.03	(.05 )	(.69 )	(.74 )	27.39	40.74	74.61		.61	.98	(.02 )
Class 529-T:
10/31/2025	26.23	.17	5.63	5.80	(.17 )	(1.36)	(1.53)	30.50	23.18 [7]	— [8]	.14 [7]	.14 [7]	.51 [7]	.64 [7]
10/31/2024	19.40	.17	7.06	7.23	(.20 )	(.20 )	(.40 )	26.23	37.62 [7]	— [8]	.15 [7]	.15 [7]	.52 [7]	.72 [7]
10/31/2023	19.29	.13	1.77	1.90	(.10 )	(1.69)	(1.79)	19.40	10.96 [7]	— [8]	.16 [7]	.16 [7]	.54 [7]	.66 [7]
10/31/2022	27.73	.08	(7.57)	(7.49)	(.05 )	(.90 )	(.95 )	19.29	(27.96)[7]	— [8]	.15 [7]	.15 [7]	.52 [7]	.38 [7]
10/31/2021	20.33	.11	8.12	8.23	(.14 )	(.69 )	(.83 )	27.73	41.33 [7]	— [8]	.17 [7]	.17 [7]	.54 [7]	.44 [7]
Class 529-F-1:
10/31/2025	26.27	.17	5.63	5.80	(.16 )	(1.36)	(1.52)	30.55	23.15 [7]	— [8]	.17 [7]	.17 [7]	.54 [7]	.62 [7]
10/31/2024	19.43	.17	7.06	7.23	(.19 )	(.20 )	(.39 )	26.27	37.57 [7]	— [8]	.18 [7]	.18 [7]	.55 [7]	.70 [7]
10/31/2023	19.31	.12	1.78	1.90	(.09 )	(1.69)	(1.78)	19.43	10.96 [7]	— [8]	.19 [7]	.19 [7]	.57 [7]	.62 [7]
10/31/2022	27.76	.08	(7.58)	(7.50)	(.05 )	(.90 )	(.95 )	19.31	(27.97)[7]	— [8]	.20 [7]	.20 [7]	.57 [7]	.34 [7]
10/31/2021	20.37	.10	8.14	8.24	(.16 )	(.69 )	(.85 )	27.76	41.34 [7]	— [8]	.18 [7]	.18 [7]	.55 [7]	.41 [7]
Class 529-F-2:
10/31/2025	26.19	.17	5.62	5.79	(.18 )	(1.36)	(1.54)	30.44	23.18	649.12		.12	.49	.63
10/31/2024	19.37	.17	7.06	7.23	(.21 )	(.20 )	(.41 )	26.19	37.68	455.13		.13	.50	.71
10/31/2023	19.26	.13	1.78	1.91	(.11 )	(1.69)	(1.80)	19.37	11.02	289.12		.12	.50	.68
10/31/2022	27.69	.09	(7.56)	(7.47)	(.06 )	(.90 )	(.96 )	19.26	(27.94)	232.13		.13	.50	.40
10/31/2021	20.30	.11	8.11	8.22	(.14 )	(.69 )	(.83 )	27.69	41.36	289.16		.16	.53	.42
Refer to the end of the table(s) for footnote(s).

57	American Funds Portfolio Series

Financial highlights (continued)
Growth Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-F-3:
10/31/2025	$26.18	$.19	$5.61	$5.80	$(.19 )	$(1.36)	$(1.55)	$30.43	23.26%	$— [8]	.06%	.06%	.43%	.72%
10/31/2024	19.36	.20	7.03	7.23	(.21 )	(.20 )	(.41 )	26.18	37.75	— [8]	.06	.06	.43	.82
10/31/2023	19.25	.15	1.77	1.92	(.12 )	(1.69)	(1.81)	19.36	11.10	— [8]	.07	.07	.45	.74
10/31/2022	27.68	.10	(7.55)	(7.45)	(.08 )	(.90 )	(.98 )	19.25	(27.90)	— [8]	.07	.07	.44	.46
10/31/2021	20.30	.14	8.10	8.24	(.17 )	(.69 )	(.86 )	27.68	41.48	— [8]	.11	.07	.44	.55
Class ABLE-A:
10/31/2025	26.08	.13	5.61	5.74	(.14 )	(1.36)	(1.50)	30.32	23.05	29.30		.25	.62	.48
10/31/2024	19.29	.13	7.03	7.16	(.17 )	(.20 )	(.37 )	26.08	37.48	19.31		.25	.62	.55
10/31/2023	19.18	.10	1.78	1.88	(.08 )	(1.69)	(1.77)	19.29	10.90	11.32		.26	.64	.50
10/31/2022	27.59	.05	(7.52)	(7.47)	(.04 )	(.90 )	(.94 )	19.18	(28.02)	7.31		.25	.62	.23
10/31/2021	20.21	.09	8.09	8.18	(.11 )	(.69 )	(.80 )	27.59	41.33	6.24		.18	.55	.35
Class ABLE-F-2:
10/31/2025	26.22	.18	5.65	5.83	(.19 )	(1.36)	(1.55)	30.50	23.31	2.10		.05	.42	.67
10/31/2024	19.38	.16	7.09	7.25	(.21 )	(.20 )	(.41 )	26.22	37.79	1.11		.05	.42	.66
10/31/2023	19.27	.13	1.79	1.92	(.12 )	(1.69)	(1.81)	19.38	11.07	— [8]	.12	.06	.44	.64
10/31/2022	27.71	.09	(7.55)	(7.46)	(.08 )	(.90 )	(.98 )	19.27	(27.91)	— [8]	.11	.05	.42	.41
10/31/2021	20.30	.09	8.18	8.27	(.17 )	(.69 )	(.86 )	27.71	41.63	— [8]	.11	.04	.41	.34
Class R-1:
10/31/2025	25.15	(.08 )	5.38	5.30	—	(1.36)	(1.36)	29.09	22.02	67	1.10	1.10	1.47	(.32 )
10/31/2024	18.64	(.05 )	6.78	6.73	(.02 )	(.20 )	(.22 )	25.15	36.29	54	1.10	1.10	1.47	(.22 )
10/31/2023	18.66	(.05 )	1.72	1.67	—	(1.69)	(1.69)	18.64	9.94	38	1.10	1.10	1.48	(.28 )
10/31/2022	27.05	(.12 )	(7.37)	(7.49)	—	(.90 )	(.90 )	18.66	(28.63)	34	1.10	1.10	1.47	(.57 )
10/31/2021	19.91	(.12 )	7.95	7.83	—	(.69 )	(.69 )	27.05	40.02	45	1.10	1.10	1.47	(.50 )
Class R-2:
10/31/2025	25.06	(.08 )	5.36	5.28	—	(1.36)	(1.36)	28.98	22.02	324	1.09	1.09	1.46	(.30 )
10/31/2024	18.57	(.04 )	6.75	6.71	(.02 )	(.20 )	(.22 )	25.06	36.34	273	1.09	1.09	1.46	(.18 )
10/31/2023	18.59	(.05 )	1.72	1.67	—	(1.69)	(1.69)	18.57	9.98	212	1.09	1.09	1.47	(.27 )
10/31/2022	26.96	(.12 )	(7.35)	(7.47)	—	(.90 )	(.90 )	18.59	(28.65)	197	1.10	1.10	1.47	(.55 )
10/31/2021	19.84	(.11 )	7.92	7.81	—	(.69 )	(.69 )	26.96	40.07	321	1.09	1.09	1.46	(.47 )
Class R-2E:
10/31/2025	25.50	— [6]	5.45	5.45	—	(1.36)	(1.36)	29.59	22.32	14.81		.81	1.18	(.01 )
10/31/2024	18.89	.01	6.88	6.89	(.08 )	(.20 )	(.28 )	25.50	36.75	12.80		.80	1.17	.06
10/31/2023	18.84	— [6]	1.74	1.74	—	(1.69)	(1.69)	18.89	10.24	11.81		.81	1.19	(.01 )
10/31/2022	27.22	(.05 )	(7.43)	(7.48)	—	(.90 )	(.90 )	18.84	(28.41)	9.82		.82	1.19	(.24 )
10/31/2021	19.98	(.04 )	7.98	7.94	(.01 )	(.69 )	(.70 )	27.22	40.44	15.81		.81	1.18	(.15 )
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	58

Financial highlights (continued)
Growth Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2025	$25.81	$.03	$5.54	$5.57	$(.05 )	$(1.36)	$(1.41)	$29.97	22.56%	$413	.64%	.64%	1.01%	.12%
10/31/2024	19.11	.05	6.96	7.01	(.11 )	(.20 )	(.31 )	25.81	36.95	315.64		.64	1.01	.22
10/31/2023	19.01	.03	1.76	1.79	— [6]	(1.69)	(1.69)	19.11	10.45	218.65		.65	1.03	.15
10/31/2022	27.42	(.03 )	(7.48)	(7.51)	—	(.90 )	(.90 )	19.01	(28.31)	180.65		.65	1.02	(.12 )
10/31/2021	20.12	(.01 )	8.05	8.04	(.05 )	(.69 )	(.74 )	27.42	40.69	235.65		.65	1.02	(.05 )
Class R-4:
10/31/2025	26.15	.13	5.59	5.72	(.12 )	(1.36)	(1.48)	30.39	22.92	133.34		.34	.71	.47
10/31/2024	19.34	.13	7.04	7.17	(.16 )	(.20 )	(.36 )	26.15	37.40	117.34		.34	.71	.52
10/31/2023	19.23	.09	1.77	1.86	(.06 )	(1.69)	(1.75)	19.34	10.76	83.34		.34	.72	.47
10/31/2022	27.64	.04	(7.55)	(7.51)	—	(.90 )	(.90 )	19.23	(28.08)	76.34		.34	.71	.17
10/31/2021	20.27	.07	8.09	8.16	(.10 )	(.69 )	(.79 )	27.64	41.09	102.35		.35	.72	.26
Class R-5E:
10/31/2025	26.15	.17	5.61	5.78	(.17 )	(1.36)	(1.53)	30.40	23.19	122.14		.14	.51	.63
10/31/2024	19.34	.17	7.04	7.21	(.20 )	(.20 )	(.40 )	26.15	37.66	92.15		.15	.52	.70
10/31/2023	19.24	.12	1.78	1.90	(.11 )	(1.69)	(1.80)	19.34	10.96	58.15		.15	.53	.62
10/31/2022	27.67	.08	(7.55)	(7.47)	(.06 )	(.90 )	(.96 )	19.24	(27.95)	42.15		.15	.52	.34
10/31/2021	20.29	.12	8.10	8.22	(.15 )	(.69 )	(.84 )	27.67	41.36	40.15		.15	.52	.48
Class R-5:
10/31/2025	26.54	.18	5.71	5.89	(.19 )	(1.36)	(1.55)	30.88	23.28	60.06		.06	.43	.65
10/31/2024	19.62	.20	7.14	7.34	(.22 )	(.20 )	(.42 )	26.54	37.78	41.06		.06	.43	.84
10/31/2023	19.49	.15	1.79	1.94	(.12 )	(1.69)	(1.81)	19.62	11.08	33.06		.06	.44	.76
10/31/2022	28.01	.11	(7.65)	(7.54)	(.08 )	(.90 )	(.98 )	19.49	(27.89)	30.06		.06	.43	.48
10/31/2021	20.52	.14	8.20	8.34	(.16 )	(.69 )	(.85 )	28.01	41.53	41.06		.06	.43	.56
Class R-6:
10/31/2025	26.47	.20	5.68	5.88	(.20 )	(1.36)	(1.56)	30.79	23.33	553.01		.01	.38	.72
10/31/2024	19.57	.20	7.13	7.33	(.23 )	(.20 )	(.43 )	26.47	37.83	350.01		.01	.38	.81
10/31/2023	19.45	.15	1.79	1.94	(.13 )	(1.69)	(1.82)	19.57	11.11	210.01		.01	.39	.77
10/31/2022	27.95	.11	(7.62)	(7.51)	(.09 )	(.90 )	(.99 )	19.45	(27.84)	161.01		.01	.38	.51
10/31/2021	20.48	.15	8.18	8.33	(.17 )	(.69 )	(.86 )	27.95	41.57	186.01		.01	.38	.60
Refer to the end of the table(s) for footnote(s).

59	American Funds Portfolio Series

Financial highlights (continued)
Growth and Income Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$19.57	$.36	$3.00	$3.36	$(.36 )	$(.56 )	$(.92 )	$22.01	17.81%	$14,324	.33%	.33%	.66%	1.77%
10/31/2024	15.59	.36	4.12	4.48	(.36 )	(.14 )	(.50 )	19.57	28.99	12,189.33		.33	.66	1.94
10/31/2023	15.38	.33	.87	1.20	(.33 )	(.66 )	(.99 )	15.59	8.10	9,394.33		.33	.67	2.08
10/31/2022	19.63	.27	(3.51)	(3.24)	(.27 )	(.74 )	(1.01)	15.38	(17.38)	8,590.34		.34	.67	1.58
10/31/2021	15.64	.23	4.44	4.67	(.26 )	(.42 )	(.68 )	19.63	30.44	9,886.34		.34	.66	1.24
Class C:
10/31/2025	19.42	.21	2.97	3.18	(.21 )	(.56 )	(.77 )	21.83	16.92	1,107	1.06	1.06	1.39	1.05
10/31/2024	15.48	.22	4.08	4.30	(.22 )	(.14 )	(.36 )	19.42	27.98	1,090	1.07	1.07	1.40	1.23
10/31/2023	15.27	.21	.87	1.08	(.21 )	(.66 )	(.87 )	15.48	7.34	1,007	1.08	1.08	1.42	1.35
10/31/2022	19.49	.14	(3.49)	(3.35)	(.13 )	(.74 )	(.87 )	15.27	(17.98)	1,097	1.07	1.07	1.40	.84
10/31/2021	15.53	.09	4.42	4.51	(.13 )	(.42 )	(.55 )	19.49	29.51	1,489	1.07	1.07	1.39	.52
Class T:
10/31/2025	19.58	.41	3.00	3.41	(.41 )	(.56 )	(.97 )	22.02	18.11 [7]	— [8]	.06 [7]	.06 [7]	.39 [7]	2.06 [7]
10/31/2024	15.60	.41	4.11	4.52	(.40 )	(.14 )	(.54 )	19.58	29.30 [7]	— [8]	.07 [7]	.07 [7]	.40 [7]	2.22 [7]
10/31/2023	15.38	.38	.88	1.26	(.38 )	(.66 )	(1.04)	15.60	8.47 [7]	— [8]	.05 [7]	.05 [7]	.39 [7]	2.39 [7]
10/31/2022	19.63	.32	(3.52)	(3.20)	(.31 )	(.74 )	(1.05)	15.38	(17.15)[7]	— [8]	.07 [7]	.07 [7]	.40 [7]	1.86 [7]
10/31/2021	15.64	.28	4.43	4.71	(.30 )	(.42 )	(.72 )	19.63	30.75 [7]	— [8]	.09 [7]	.09 [7]	.41 [7]	1.50 [7]
Class F-1:
10/31/2025	19.57	.35	3.00	3.35	(.35 )	(.56 )	(.91 )	22.01	17.76	264.37		.37	.70	1.72
10/31/2024	15.59	.35	4.12	4.47	(.35 )	(.14 )	(.49 )	19.57	28.93	214.37		.37	.70	1.91
10/31/2023	15.38	.33	.87	1.20	(.33 )	(.66 )	(.99 )	15.59	8.05	174.37		.37	.71	2.05
10/31/2022	19.63	.26	(3.51)	(3.25)	(.26 )	(.74 )	(1.00)	15.38	(17.41)	175.38		.38	.71	1.54
10/31/2021	15.64	.22	4.44	4.66	(.25 )	(.42 )	(.67 )	19.63	30.39	215.37		.37	.69	1.23
Class F-2:
10/31/2025	19.61	.40	3.01	3.41	(.40 )	(.56 )	(.96 )	22.06	18.07	1,911.11		.11	.44	1.99
10/31/2024	15.62	.39	4.14	4.53	(.40 )	(.14 )	(.54 )	19.61	29.27	1,535.11		.11	.44	2.14
10/31/2023	15.40	.37	.88	1.25	(.37 )	(.66 )	(1.03)	15.62	8.39	1,132.11		.11	.45	2.31
10/31/2022	19.66	.31	(3.52)	(3.21)	(.31 )	(.74 )	(1.05)	15.40	(17.21)	1,077.12		.12	.45	1.81
10/31/2021	15.66	.27	4.45	4.72	(.30 )	(.42 )	(.72 )	19.66	30.75	1,273.11		.11	.43	1.47
Class F-3:
10/31/2025	19.58	.42	3.01	3.43	(.42 )	(.56 )	(.98 )	22.03	18.22	411.01		.01	.34	2.10
10/31/2024	15.60	.41	4.12	4.53	(.41 )	(.14 )	(.55 )	19.58	29.37	361.01		.01	.34	2.26
10/31/2023	15.39	.39	.86	1.25	(.38 )	(.66 )	(1.04)	15.60	8.44	262.01		.01	.35	2.42
10/31/2022	19.64	.33	(3.52)	(3.19)	(.32 )	(.74 )	(1.06)	15.39	(17.09)	252.01		.01	.34	1.91
10/31/2021	15.64	.29	4.45	4.74	(.32 )	(.42 )	(.74 )	19.64	30.92	269.01		.01	.33	1.55
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	60

Financial highlights (continued)
Growth and Income Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:
10/31/2025	$19.56	$.35	$2.99	$3.34	$(.35 )	$(.56 )	$(.91 )	$21.99	17.74%	$1,626	.35%	.35%	.68%	1.74%
10/31/2024	15.58	.35	4.12	4.47	(.35 )	(.14 )	(.49 )	19.56	28.96	1,365.37		.37	.70	1.90
10/31/2023	15.37	.32	.88	1.20	(.33 )	(.66 )	(.99 )	15.58	8.06	1,033.38		.38	.72	2.03
10/31/2022	19.62	.27	(3.52)	(3.25)	(.26 )	(.74 )	(1.00)	15.37	(17.40)	925.36		.36	.69	1.56
10/31/2021	15.63	.22	4.45	4.67	(.26 )	(.42 )	(.68 )	19.62	30.42	1,042.37		.37	.69	1.22
Class 529-C:
10/31/2025	19.47	.20	2.98	3.18	(.20 )	(.56 )	(.76 )	21.89	16.87	69	1.11	1.11	1.44	1.00
10/31/2024	15.52	.21	4.09	4.30	(.21 )	(.14 )	(.35 )	19.47	27.91	67	1.12	1.12	1.45	1.16
10/31/2023	15.30	.20	.88	1.08	(.20 )	(.66 )	(.86 )	15.52	7.32	61	1.14	1.14	1.48	1.28
10/31/2022	19.53	.13	(3.50)	(3.37)	(.12 )	(.74 )	(.86 )	15.30	(18.05)	65	1.13	1.13	1.46	.78
10/31/2021	15.56	.08	4.42	4.50	(.11 )	(.42 )	(.53 )	19.53	29.42	93	1.12	1.12	1.44	.46
Class 529-E:
10/31/2025	19.50	.30	2.99	3.29	(.30 )	(.56 )	(.86 )	21.93	17.50	53.60		.60	.93	1.51
10/31/2024	15.54	.31	4.10	4.41	(.31 )	(.14 )	(.45 )	19.50	28.62	48.60		.60	.93	1.68
10/31/2023	15.33	.29	.87	1.16	(.29 )	(.66 )	(.95 )	15.54	7.84	40.60		.60	.94	1.80
10/31/2022	19.57	.23	(3.51)	(3.28)	(.22 )	(.74 )	(.96 )	15.33	(17.60)	35.60		.60	.93	1.33
10/31/2021	15.59	.18	4.43	4.61	(.21 )	(.42 )	(.63 )	19.57	30.14	42.60		.60	.92	.99
Class 529-T:
10/31/2025	19.58	.40	3.00	3.40	(.40 )	(.56 )	(.96 )	22.02	18.05 [7]	— [8]	.11 [7]	.11 [7]	.44 [7]	1.99 [7]
10/31/2024	15.60	.39	4.12	4.51	(.39 )	(.14 )	(.53 )	19.58	29.22 [7]	— [8]	.13 [7]	.13 [7]	.46 [7]	2.15 [7]
10/31/2023	15.38	.37	.88	1.25	(.37 )	(.66 )	(1.03)	15.60	8.40 [7]	— [8]	.13 [7]	.13 [7]	.47 [7]	2.28 [7]
10/31/2022	19.63	.31	(3.52)	(3.21)	(.30 )	(.74 )	(1.04)	15.38	(17.19)[7]	— [8]	.11 [7]	.11 [7]	.44 [7]	1.80 [7]
10/31/2021	15.64	.27	4.44	4.71	(.30 )	(.42 )	(.72 )	19.63	30.68 [7]	— [8]	.14 [7]	.14 [7]	.46 [7]	1.45 [7]
Class 529-F-1:
10/31/2025	19.58	.39	3.01	3.40	(.39 )	(.56 )	(.95 )	22.03	18.03 [7]	— [8]	.16 [7]	.16 [7]	.49 [7]	1.93 [7]
10/31/2024	15.60	.38	4.12	4.50	(.38 )	(.14 )	(.52 )	19.58	29.15 [7]	— [8]	.18 [7]	.18 [7]	.51 [7]	2.09 [7]
10/31/2023	15.38	.36	.88	1.24	(.36 )	(.66 )	(1.02)	15.60	8.34 [7]	— [8]	.17 [7]	.17 [7]	.51 [7]	2.24 [7]
10/31/2022	19.64	.30	(3.53)	(3.23)	(.29 )	(.74 )	(1.03)	15.38	(17.29)[7]	— [8]	.19 [7]	.19 [7]	.52 [7]	1.73 [7]
10/31/2021	15.65	.23	4.47	4.70	(.29 )	(.42 )	(.71 )	19.64	30.62 [7]	— [8]	.17 [7]	.17 [7]	.49 [7]	1.27 [7]
Class 529-F-2:
10/31/2025	19.57	.40	3.00	3.40	(.40 )	(.56 )	(.96 )	22.01	18.07	260.10		.10	.43	1.98
10/31/2024	15.59	.39	4.13	4.52	(.40 )	(.14 )	(.54 )	19.57	29.26	203.11		.11	.44	2.14
10/31/2023	15.38	.37	.87	1.24	(.37 )	(.66 )	(1.03)	15.59	8.35	141.10		.10	.44	2.28
10/31/2022	19.63	.31	(3.51)	(3.20)	(.31 )	(.74 )	(1.05)	15.38	(17.18)	110.11		.11	.44	1.81
10/31/2021	15.64	.27	4.44	4.71	(.30 )	(.42 )	(.72 )	19.63	30.70	113.13		.13	.45	1.45
Refer to the end of the table(s) for footnote(s).

61	American Funds Portfolio Series

Financial highlights (continued)
Growth and Income Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-F-3:
10/31/2025	$19.58	$.41	$3.00	$3.41	$(.41 )	$(.56 )	$(.97 )	$22.02	18.12%	$— [8]	.06%	.06%	.39%	2.04%
10/31/2024	15.60	.41	4.12	4.53	(.41 )	(.14 )	(.55 )	19.58	29.30	— [8]	.06	.06	.39	2.21
10/31/2023	15.38	.37	.88	1.25	(.37 )	(.66 )	(1.03)	15.60	8.45	— [8]	.07	.07	.41	2.34
10/31/2022	19.63	.32	(3.52)	(3.20)	(.31 )	(.74 )	(1.05)	15.38	(17.15)	— [8]	.07	.07	.40	1.85
10/31/2021	15.64	.28	4.44	4.72	(.31 )	(.42 )	(.73 )	19.63	30.78	— [8]	.12	.07	.39	1.52
Class ABLE-A:
10/31/2025	19.60	.37	3.00	3.37	(.36 )	(.56 )	(.92 )	22.05	17.88	19.29		.24	.57	1.83
10/31/2024	15.61	.36	4.13	4.49	(.36 )	(.14 )	(.50 )	19.60	29.06	13.30		.24	.57	1.98
10/31/2023	15.38	.34	.89	1.23	(.34 )	(.66 )	(1.00)	15.61	8.28	8.30		.25	.59	2.11
10/31/2022	19.63	.28	(3.51)	(3.23)	(.28 )	(.74 )	(1.02)	15.38	(17.32)	6.29		.23	.56	1.67
10/31/2021	15.63	.26	4.44	4.70	(.28 )	(.42 )	(.70 )	19.63	30.69	5.21		.15	.47	1.41
Class ABLE-F-2:
10/31/2025	19.62	.41	3.01	3.42	(.40 )	(.56 )	(.96 )	22.08	18.15	2.09		.03	.36	2.03
10/31/2024	15.62	.39	4.15	4.54	(.40 )	(.14 )	(.54 )	19.62	29.37	1.09		.04	.37	2.12
10/31/2023	15.39	.37	.89	1.26	(.37 )	(.66 )	(1.03)	15.62	8.48	— [8]	.10	.04	.38	2.33
10/31/2022	19.64	.32	(3.52)	(3.20)	(.31 )	(.74 )	(1.05)	15.39	(17.15)	— [8]	.09	.04	.37	1.89
10/31/2021	15.64	.30	4.43	4.73	(.31 )	(.42 )	(.73 )	19.64	30.86	— [8]	.09	.03	.35	1.59
Class R-1:
10/31/2025	19.44	.20	2.98	3.18	(.21 )	(.56 )	(.77 )	21.85	16.90	28	1.09	1.09	1.42	1.01
10/31/2024	15.50	.21	4.09	4.30	(.22 )	(.14 )	(.36 )	19.44	27.96	24	1.09	1.09	1.42	1.18
10/31/2023	15.28	.21	.88	1.09	(.21 )	(.66 )	(.87 )	15.50	7.37	19	1.10	1.10	1.44	1.31
10/31/2022	19.51	.14	(3.50)	(3.36)	(.13 )	(.74 )	(.87 )	15.28	(18.01)	20	1.08	1.08	1.41	.84
10/31/2021	15.55	.09	4.42	4.51	(.13 )	(.42 )	(.55 )	19.51	29.48	24	1.09	1.09	1.41	.50
Class R-2:
10/31/2025	19.37	.21	2.97	3.18	(.21 )	(.56 )	(.77 )	21.78	16.98	234	1.07	1.07	1.40	1.06
10/31/2024	15.44	.22	4.07	4.29	(.22 )	(.14 )	(.36 )	19.37	28.02	227	1.07	1.07	1.40	1.23
10/31/2023	15.24	.21	.87	1.08	(.22 )	(.66 )	(.88 )	15.44	7.32	195	1.08	1.08	1.42	1.34
10/31/2022	19.46	.14	(3.49)	(3.35)	(.13 )	(.74 )	(.87 )	15.24	(18.01)	184	1.08	1.08	1.41	.83
10/31/2021	15.51	.09	4.41	4.50	(.13 )	(.42 )	(.55 )	19.46	29.49	198	1.08	1.08	1.40	.51
Class R-2E:
10/31/2025	19.49	.26	2.98	3.24	(.26 )	(.56 )	(.82 )	21.91	17.21	19.81		.81	1.14	1.32
10/31/2024	15.53	.28	4.09	4.37	(.27 )	(.14 )	(.41 )	19.49	28.36	18.81		.81	1.14	1.56
10/31/2023	15.32	.26	.87	1.13	(.26 )	(.66 )	(.92 )	15.53	7.65	20.81		.81	1.15	1.61
10/31/2022	19.56	.20	(3.52)	(3.32)	(.18 )	(.74 )	(.92 )	15.32	(17.79)	16.81		.81	1.14	1.14
10/31/2021	15.59	.14	4.43	4.57	(.18 )	(.42 )	(.60 )	19.56	29.81	22.81		.81	1.13	.78
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	62

Financial highlights (continued)
Growth and Income Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2025	$19.48	$.29	$2.98	$3.27	$(.29 )	$(.56 )	$(.85 )	$21.90	17.43%	$257	.65%	.65%	.98%	1.45%
10/31/2024	15.52	.30	4.10	4.40	(.30 )	(.14 )	(.44 )	19.48	28.61	221.65		.65	.98	1.62
10/31/2023	15.31	.28	.87	1.15	(.28 )	(.66 )	(.94 )	15.52	7.80	160.65		.65	.99	1.74
10/31/2022	19.55	.22	(3.51)	(3.29)	(.21 )	(.74 )	(.95 )	15.31	(17.67)	139.65		.65	.98	1.26
10/31/2021	15.58	.17	4.43	4.60	(.21 )	(.42 )	(.63 )	19.55	30.03	169.65		.65	.97	.93
Class R-4:
10/31/2025	19.57	.35	3.00	3.35	(.35 )	(.56 )	(.91 )	22.01	17.79	103.34		.34	.67	1.75
10/31/2024	15.59	.36	4.11	4.47	(.35 )	(.14 )	(.49 )	19.57	28.97	85.34		.34	.67	1.94
10/31/2023	15.37	.33	.88	1.21	(.33 )	(.66 )	(.99 )	15.59	8.16	72.34		.34	.68	2.06
10/31/2022	19.62	.27	(3.52)	(3.25)	(.26 )	(.74 )	(1.00)	15.37	(17.40)	69.34		.34	.67	1.57
10/31/2021	15.63	.23	4.44	4.67	(.26 )	(.42 )	(.68 )	19.62	30.44	87.35		.35	.67	1.23
Class R-5E:
10/31/2025	19.55	.39	2.99	3.38	(.39 )	(.56 )	(.95 )	21.98	17.98	52.15		.15	.48	1.96
10/31/2024	15.57	.38	4.13	4.51	(.39 )	(.14 )	(.53 )	19.55	29.26	45.14		.14	.47	2.09
10/31/2023	15.36	.36	.87	1.23	(.36 )	(.66 )	(1.02)	15.57	8.31	30.15		.15	.49	2.22
10/31/2022	19.61	.30	(3.51)	(3.21)	(.30 )	(.74 )	(1.04)	15.36	(17.23)	22.15		.15	.48	1.76
10/31/2021	15.62	.27	4.43	4.70	(.29 )	(.42 )	(.71 )	19.61	30.71	17.15		.15	.47	1.47
Class R-5:
10/31/2025	19.66	.40	3.03	3.43	(.41 )	(.56 )	(.97 )	22.12	18.14	51.07		.07	.40	1.95
10/31/2024	15.66	.41	4.14	4.55	(.41 )	(.14 )	(.55 )	19.66	29.32	30.06		.06	.39	2.22
10/31/2023	15.44	.38	.88	1.26	(.38 )	(.66 )	(1.04)	15.66	8.43	24.06		.06	.40	2.36
10/31/2022	19.71	.32	(3.54)	(3.22)	(.31 )	(.74 )	(1.05)	15.44	(17.17)	24.06		.06	.39	1.88
10/31/2021	15.70	.28	4.46	4.74	(.31 )	(.42 )	(.73 )	19.71	30.80	33.06		.06	.38	1.52
Class R-6:
10/31/2025	19.62	.42	3.01	3.43	(.42 )	(.56 )	(.98 )	22.07	18.18	901.01		.01	.34	2.06
10/31/2024	15.63	.41	4.13	4.54	(.41 )	(.14 )	(.55 )	19.62	29.38	643.01		.01	.34	2.23
10/31/2023	15.41	.38	.88	1.26	(.38 )	(.66 )	(1.04)	15.63	8.50	409.01		.01	.35	2.38
10/31/2022	19.67	.33	(3.53)	(3.20)	(.32 )	(.74 )	(1.06)	15.41	(17.11)	348.01		.01	.34	1.90
10/31/2021	15.67	.29	4.45	4.74	(.32 )	(.42 )	(.74 )	19.67	30.85	381.01		.01	.33	1.57
Refer to the end of the table(s) for footnote(s).

63	American Funds Portfolio Series

Financial highlights (continued)
Moderate Growth and Income Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$18.44	$.42	$2.32	$2.74	$(.42 )	$(.25 )	$(.67 )	$20.51	15.24%	$10,987	.31%	.31%	.65%	2.20%
10/31/2024	15.15	.40	3.30	3.70	(.40 )	(.01 )	(.41 )	18.44	24.58	9,788.32		.32	.66	2.29
10/31/2023	15.28	.34	.43	.77	(.32 )	(.58 )	(.90 )	15.15	5.17	7,949.32		.32	.66	2.17
10/31/2022	18.94	.28	(2.99)	(2.71)	(.29 )	(.66 )	(.95 )	15.28	(15.02)	7,690.33		.33	.66	1.64
10/31/2021	15.57	.26	3.56	3.82	(.31 )	(.14 )	(.45 )	18.94	24.79	8,709.34		.34	.66	1.43
Class C:
10/31/2025	18.31	.28	2.30	2.58	(.27 )	(.25 )	(.52 )	20.37	14.43	816	1.05	1.05	1.39	1.48
10/31/2024	15.05	.27	3.27	3.54	(.27 )	(.01 )	(.28 )	18.31	23.61	847	1.06	1.06	1.40	1.59
10/31/2023	15.17	.22	.45	.67	(.21 )	(.58 )	(.79 )	15.05	4.47	856	1.06	1.06	1.40	1.44
10/31/2022	18.81	.15	(2.97)	(2.82)	(.16 )	(.66 )	(.82 )	15.17	(15.67)	992	1.06	1.06	1.39	.91
10/31/2021	15.47	.13	3.53	3.66	(.18 )	(.14 )	(.32 )	18.81	23.85	1,330	1.06	1.06	1.38	.71
Class T:
10/31/2025	18.45	.47	2.33	2.80	(.47 )	(.25 )	(.72 )	20.53	15.59 [7]	— [8]	.05 [7]	.05 [7]	.39 [7]	2.48 [7]
10/31/2024	15.16	.45	3.30	3.75	(.45 )	(.01 )	(.46 )	18.45	24.89 [7]	— [8]	.04 [7]	.04 [7]	.38 [7]	2.57 [7]
10/31/2023	15.28	.39	.44	.83	(.37 )	(.58 )	(.95 )	15.16	5.55 [7]	— [8]	.02 [7]	.02 [7]	.36 [7]	2.49 [7]
10/31/2022	18.95	.33	(3.00)	(2.67)	(.34 )	(.66 )	(1.00)	15.28	(14.82)[7]	— [8]	.05 [7]	.05 [7]	.38 [7]	1.93 [7]
10/31/2021	15.58	.31	3.55	3.86	(.35 )	(.14 )	(.49 )	18.95	25.09 [7]	— [8]	.06 [7]	.06 [7]	.38 [7]	1.71 [7]
Class F-1:
10/31/2025	18.45	.41	2.33	2.74	(.41 )	(.25 )	(.66 )	20.53	15.23	114.36		.36	.70	2.17
10/31/2024	15.16	.39	3.30	3.69	(.39 )	(.01 )	(.40 )	18.45	24.50	108.36		.36	.70	2.26
10/31/2023	15.28	.33	.45	.78	(.32 )	(.58 )	(.90 )	15.16	5.18	96.36		.36	.70	2.13
10/31/2022	18.95	.27	(3.00)	(2.73)	(.28 )	(.66 )	(.94 )	15.28	(15.11)	104.37		.37	.70	1.60
10/31/2021	15.57	.25	3.57	3.82	(.30 )	(.14 )	(.44 )	18.95	24.80	135.37		.37	.69	1.42
Class F-2:
10/31/2025	18.48	.46	2.31	2.77	(.45 )	(.25 )	(.70 )	20.55	15.44	1,493.11		.11	.45	2.41
10/31/2024	15.18	.44	3.31	3.75	(.44 )	(.01 )	(.45 )	18.48	24.84	1,282.11		.11	.45	2.50
10/31/2023	15.30	.37	.45	.82	(.36 )	(.58 )	(.94 )	15.18	5.45	1,033.11		.11	.45	2.38
10/31/2022	18.97	.31	(2.99)	(2.68)	(.33 )	(.66 )	(.99 )	15.30	(14.86)	1,031.11		.11	.44	1.86
10/31/2021	15.59	.30	3.56	3.86	(.34 )	(.14 )	(.48 )	18.97	25.09	1,219.11		.11	.43	1.66
Class F-3:
10/31/2025	18.45	.48	2.32	2.80	(.47 )	(.25 )	(.72 )	20.53	15.63	393.01		.01	.35	2.51
10/31/2024	15.16	.45	3.30	3.75	(.45 )	(.01 )	(.46 )	18.45	24.93	356.01		.01	.35	2.59
10/31/2023	15.28	.39	.44	.83	(.37 )	(.58 )	(.95 )	15.16	5.56	281.01		.01	.35	2.49
10/31/2022	18.95	.33	(3.00)	(2.67)	(.34 )	(.66 )	(1.00)	15.28	(14.79)	285.01		.01	.34	1.95
10/31/2021	15.58	.31	3.56	3.87	(.36 )	(.14 )	(.50 )	18.95	25.16	282.01		.01	.33	1.73
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	64

Financial highlights (continued)
Moderate Growth and Income Portfolio  (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:
10/31/2025	$18.44	$.41	$2.32	$2.73	$(.41 )	$(.25 )	$(.66 )	$20.51	15.21%	$750	.34%	.34%	.68%	2.18%
10/31/2024	15.15	.39	3.30	3.69	(.39 )	(.01 )	(.40 )	18.44	24.53	670.35		.35	.69	2.26
10/31/2023	15.27	.33	.45	.78	(.32 )	(.58 )	(.90 )	15.15	5.20	549.36		.36	.70	2.13
10/31/2022	18.94	.27	(2.99)	(2.72)	(.29 )	(.66 )	(.95 )	15.27	(15.10)	532.35		.35	.68	1.62
10/31/2021	15.57	.25	3.56	3.81	(.30 )	(.14 )	(.44 )	18.94	24.75	622.36		.36	.68	1.40
Class 529-C:
10/31/2025	18.37	.27	2.31	2.58	(.26 )	(.25 )	(.51 )	20.44	14.37	36	1.10	1.10	1.44	1.43
10/31/2024	15.10	.27	3.27	3.54	(.26 )	(.01 )	(.27 )	18.37	23.54	38	1.11	1.11	1.45	1.52
10/31/2023	15.22	.22	.43	.65	(.19 )	(.58 )	(.77 )	15.10	4.38	36	1.12	1.12	1.46	1.38
10/31/2022	18.86	.14	(2.97)	(2.83)	(.15 )	(.66 )	(.81 )	15.22	(15.68)	46	1.11	1.11	1.44	.85
10/31/2021	15.51	.12	3.53	3.65	(.16 )	(.14 )	(.30 )	18.86	23.77	65	1.11	1.11	1.43	.66
Class 529-E:
10/31/2025	18.39	.37	2.31	2.68	(.36 )	(.25 )	(.61 )	20.46	14.95	20.59		.59	.93	1.94
10/31/2024	15.11	.35	3.29	3.64	(.35 )	(.01 )	(.36 )	18.39	24.23	19.59		.59	.93	2.03
10/31/2023	15.24	.30	.43	.73	(.28 )	(.58 )	(.86 )	15.11	4.89	17.60		.60	.94	1.90
10/31/2022	18.89	.23	(2.98)	(2.75)	(.24 )	(.66 )	(.90 )	15.24	(15.24)	18.59		.59	.92	1.37
10/31/2021	15.53	.21	3.55	3.76	(.26 )	(.14 )	(.40 )	18.89	24.47	20.59		.59	.91	1.18
Class 529-T:
10/31/2025	18.45	.46	2.32	2.78	(.46 )	(.25 )	(.71 )	20.52	15.47 [7]	— [8]	.10 [7]	.10 [7]	.44 [7]	2.41 [7]
10/31/2024	15.16	.44	3.29	3.73	(.43 )	(.01 )	(.44 )	18.45	24.81 [7]	— [8]	.11 [7]	.11 [7]	.45 [7]	2.49 [7]
10/31/2023	15.28	.38	.44	.82	(.36 )	(.58 )	(.94 )	15.16	5.50 [7]	— [8]	.07 [7]	.07 [7]	.41 [7]	2.41 [7]
10/31/2022	18.95	.31	(2.99)	(2.68)	(.33 )	(.66 )	(.99 )	15.28	(14.88)[7]	— [8]	.11 [7]	.11 [7]	.44 [7]	1.85 [7]
10/31/2021	15.57	.30	3.56	3.86	(.34 )	(.14 )	(.48 )	18.95	25.11 [7]	— [8]	.12 [7]	.12 [7]	.44 [7]	1.65 [7]
Class 529-F-1:
10/31/2025	18.47	.45	2.32	2.77	(.44 )	(.25 )	(.69 )	20.55	15.44 [7]	— [8]	.16 [7]	.16 [7]	.50 [7]	2.35 [7]
10/31/2024	15.18	.43	3.29	3.72	(.42 )	(.01 )	(.43 )	18.47	24.70 [7]	— [8]	.17 [7]	.17 [7]	.51 [7]	2.43 [7]
10/31/2023	15.30	.36	.45	.81	(.35 )	(.58 )	(.93 )	15.18	5.38 [7]	— [8]	.17 [7]	.17 [7]	.51 [7]	2.31 [7]
10/31/2022	18.97	.30	(3.00)	(2.70)	(.31 )	(.66 )	(.97 )	15.30	(14.92)[7]	— [8]	.18 [7]	.18 [7]	.51 [7]	1.78 [7]
10/31/2021	15.59	.26	3.60	3.86	(.34 )	(.14 )	(.48 )	18.97	25.03 [7]	— [8]	.16 [7]	.16 [7]	.48 [7]	1.48 [7]
Class 529-F-2:
10/31/2025	18.44	.46	2.32	2.78	(.46 )	(.25 )	(.71 )	20.51	15.48	131.10		.10	.44	2.42
10/31/2024	15.15	.43	3.31	3.74	(.44 )	(.01 )	(.45 )	18.44	24.83	114.11		.11	.45	2.48
10/31/2023	15.27	.37	.45	.82	(.36 )	(.58 )	(.94 )	15.15	5.46	88.11		.11	.45	2.37
10/31/2022	18.94	.31	(2.99)	(2.68)	(.33 )	(.66 )	(.99 )	15.27	(14.89)	83.11		.11	.44	1.86
10/31/2021	15.57	.29	3.56	3.85	(.34 )	(.14 )	(.48 )	18.94	25.05	87.12		.12	.44	1.63
Refer to the end of the table(s) for footnote(s).

65	American Funds Portfolio Series

Financial highlights (continued)
Moderate Growth and Income Portfolio  (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-F-3:
10/31/2025	$18.44	$.47	$2.31	$2.78	$(.46 )	$(.25 )	$(.71 )	$20.51	15.53%	$— [8]	.06%	.06%	.40%	2.45%
10/31/2024	15.15	.44	3.30	3.74	(.44 )	(.01 )	(.45 )	18.44	24.88	— [8]	.06	.06	.40	2.54
10/31/2023	15.27	.38	.44	.82	(.36 )	(.58 )	(.94 )	15.15	5.50	— [8]	.07	.07	.41	2.41
10/31/2022	18.94	.32	(3.00)	(2.68)	(.33 )	(.66 )	(.99 )	15.27	(14.86)	— [8]	.07	.07	.40	1.89
10/31/2021	15.57	.30	3.56	3.86	(.35 )	(.14 )	(.49 )	18.94	25.11	— [8]	.12	.07	.39	1.69
Class ABLE-A:
10/31/2025	18.46	.42	2.34	2.76	(.42 )	(.25 )	(.67 )	20.55	15.36	16.30		.24	.58	2.23
10/31/2024	15.16	.40	3.31	3.71	(.40 )	(.01 )	(.41 )	18.46	24.65	11.30		.25	.59	2.30
10/31/2023	15.28	.34	.45	.79	(.33 )	(.58 )	(.91 )	15.16	5.27	7.30		.24	.58	2.19
10/31/2022	18.94	.29	(2.99)	(2.70)	(.30 )	(.66 )	(.96 )	15.28	(14.99)	5.30		.24	.57	1.72
10/31/2021	15.57	.29	3.55	3.84	(.33 )	(.14 )	(.47 )	18.94	24.94	4.22		.16	.48	1.58
Class ABLE-F-2:
10/31/2025	18.48	.46	2.34	2.80	(.46 )	(.25 )	(.71 )	20.57	15.58	2.08		.03	.37	2.41
10/31/2024	15.18	.44	3.31	3.75	(.44 )	(.01 )	(.45 )	18.48	24.87	1.09		.03	.37	2.49
10/31/2023	15.29	.38	.45	.83	(.36 )	(.58 )	(.94 )	15.18	5.55	1.09		.03	.37	2.42
10/31/2022	18.95	.33	(3.00)	(2.67)	(.33 )	(.66 )	(.99 )	15.29	(14.80)	— [8]	.09	.03	.36	1.96
10/31/2021	15.57	.31	3.56	3.87	(.35 )	(.14 )	(.49 )	18.95	25.18	— [8]	.09	.02	.34	1.70
Class R-1:
10/31/2025	18.36	.27	2.32	2.59	(.28 )	(.25 )	(.53 )	20.42	14.40	11	1.07	1.07	1.41	1.45
10/31/2024	15.09	.27	3.28	3.55	(.27 )	(.01 )	(.28 )	18.36	23.61	10	1.06	1.06	1.40	1.57
10/31/2023	15.21	.22	.45	.67	(.21 )	(.58 )	(.79 )	15.09	4.46	9	1.08	1.08	1.42	1.42
10/31/2022	18.86	.15	(2.99)	(2.84)	(.15 )	(.66 )	(.81 )	15.21	(15.73)	9	1.09	1.09	1.42	.88
10/31/2021	15.51	.12	3.54	3.66	(.17 )	(.14 )	(.31 )	18.86	23.83	12	1.10	1.10	1.42	.67
Class R-2:
10/31/2025	18.30	.27	2.30	2.57	(.27 )	(.25 )	(.52 )	20.35	14.36	141	1.09	1.09	1.43	1.44
10/31/2024	15.04	.27	3.27	3.54	(.27 )	(.01 )	(.28 )	18.30	23.63	136	1.08	1.08	1.42	1.55
10/31/2023	15.17	.22	.44	.66	(.21 )	(.58 )	(.79 )	15.04	4.40	120	1.08	1.08	1.42	1.42
10/31/2022	18.81	.15	(2.97)	(2.82)	(.16 )	(.66 )	(.82 )	15.17	(15.67)	123	1.07	1.07	1.40	.90
10/31/2021	15.47	.12	3.54	3.66	(.18 )	(.14 )	(.32 )	18.81	23.84	148	1.08	1.08	1.40	.69
Class R-2E:
10/31/2025	18.43	.32	2.32	2.64	(.32 )	(.25 )	(.57 )	20.50	14.69	9.81		.81	1.15	1.71
10/31/2024	15.15	.32	3.28	3.60	(.31 )	(.01 )	(.32 )	18.43	23.88	8.81		.81	1.15	1.87
10/31/2023	15.27	.26	.45	.71	(.25 )	(.58 )	(.83 )	15.15	4.75	9.81		.81	1.15	1.66
10/31/2022	18.93	.20	(3.00)	(2.80)	(.20 )	(.66 )	(.86 )	15.27	(15.49)	9.81		.81	1.14	1.15
10/31/2021	15.56	.18	3.55	3.73	(.22 )	(.14 )	(.36 )	18.93	24.21	12.81		.81	1.13	.98
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	66

Financial highlights (continued)
Moderate Growth and Income Portfolio  (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2025	$18.39	$.35	$2.31	$2.66	$(.35 )	$(.25 )	$(.60 )	$20.45	14.85%	$169	.64%	.64%	.98%	1.87%
10/31/2024	15.11	.35	3.28	3.63	(.34 )	(.01 )	(.35 )	18.39	24.17	152.65		.65	.99	1.99
10/31/2023	15.24	.29	.43	.72	(.27 )	(.58 )	(.85 )	15.11	4.83	133.65		.65	.99	1.84
10/31/2022	18.89	.22	(2.98)	(2.76)	(.23 )	(.66 )	(.89 )	15.24	(15.30)	129.65		.65	.98	1.31
10/31/2021	15.53	.20	3.55	3.75	(.25 )	(.14 )	(.39 )	18.89	24.40	171.65		.65	.97	1.12
Class R-4:
10/31/2025	18.45	.42	2.31	2.73	(.41 )	(.25 )	(.66 )	20.52	15.20	92.34		.34	.68	2.19
10/31/2024	15.16	.39	3.31	3.70	(.40 )	(.01 )	(.41 )	18.45	24.53	89.34		.34	.68	2.23
10/31/2023	15.28	.34	.44	.78	(.32 )	(.58 )	(.90 )	15.16	5.20	68.35		.35	.69	2.14
10/31/2022	18.94	.27	(2.99)	(2.72)	(.28 )	(.66 )	(.94 )	15.28	(15.06)	70.35		.35	.68	1.60
10/31/2021	15.57	.25	3.56	3.81	(.30 )	(.14 )	(.44 )	18.94	24.75	105.35		.35	.67	1.41
Class R-5E:
10/31/2025	18.46	.45	2.32	2.77	(.45 )	(.25 )	(.70 )	20.53	15.40	37.15		.15	.49	2.38
10/31/2024	15.17	.42	3.31	3.73	(.43 )	(.01 )	(.44 )	18.46	24.75	33.15		.15	.49	2.42
10/31/2023	15.29	.36	.45	.81	(.35 )	(.58 )	(.93 )	15.17	5.41	23.15		.15	.49	2.32
10/31/2022	18.96	.30	(2.99)	(2.69)	(.32 )	(.66 )	(.98 )	15.29	(14.91)	18.16		.16	.49	1.80
10/31/2021	15.58	.29	3.57	3.86	(.34 )	(.14 )	(.48 )	18.96	25.04	17.16		.16	.48	1.62
Class R-5:
10/31/2025	18.49	.45	2.35	2.80	(.46 )	(.25 )	(.71 )	20.58	15.59	45.06		.06	.40	2.38
10/31/2024	15.20	.45	3.29	3.74	(.44 )	(.01 )	(.45 )	18.49	24.81	31.06		.06	.40	2.58
10/31/2023	15.32	.39	.44	.83	(.37 )	(.58 )	(.95 )	15.20	5.50	27.06		.06	.40	2.45
10/31/2022	18.99	.32	(2.99)	(2.67)	(.34 )	(.66 )	(1.00)	15.32	(14.80)	27.06		.06	.39	1.91
10/31/2021	15.61	.31	3.56	3.87	(.35 )	(.14 )	(.49 )	18.99	25.11	29.06		.06	.38	1.71
Class R-6:
10/31/2025	18.49	.47	2.33	2.80	(.47 )	(.25 )	(.72 )	20.57	15.60	803.01		.01	.35	2.48
10/31/2024	15.19	.45	3.31	3.76	(.45 )	(.01 )	(.46 )	18.49	24.95	648.01		.01	.35	2.58
10/31/2023	15.31	.39	.44	.83	(.37 )	(.58 )	(.95 )	15.19	5.55	508.01		.01	.35	2.46
10/31/2022	18.99	.33	(3.01)	(2.68)	(.34 )	(.66 )	(1.00)	15.31	(14.82)	483.01		.01	.34	1.95
10/31/2021	15.61	.32	3.56	3.88	(.36 )	(.14 )	(.50 )	18.99	25.17	546.01		.01	.33	1.75
Refer to the end of the table(s) for footnote(s).

67	American Funds Portfolio Series

Financial highlights (continued)
Conservative Growth and Income Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$13.51	$.52	$1.02	$1.54	$(.52 )	$(.17 )	$(.69 )	$14.36	11.80%	$6,345	.32%	.32%	.62%	3.82%
10/31/2024	11.73	.52	1.89	2.41	(.52 )	(.11 )	(.63 )	13.51	20.89	5,695.31		.31	.60	3.98
10/31/2023	12.03	.47	(.12 )	.35	(.47 )	(.18 )	(.65 )	11.73	2.81	4,953.32		.32	.60	3.86
10/31/2022	14.00	.40	(1.72)	(1.32)	(.40 )	(.25 )	(.65 )	12.03	(9.81)	4,994.33		.33	.62	3.05
10/31/2021	12.24	.36	2.08	2.44	(.41 )	(.27 )	(.68 )	14.00	20.36	5,267.33		.33	.60	2.68
Class C:
10/31/2025	13.42	.42	1.02	1.44	(.42 )	(.17 )	(.59 )	14.27	11.06	466	1.05	1.05	1.35	3.10
10/31/2024	11.66	.42	1.87	2.29	(.42 )	(.11 )	(.53 )	13.42	19.92	465	1.05	1.05	1.34	3.26
10/31/2023	11.96	.38	(.13 )	.25	(.37 )	(.18 )	(.55 )	11.66	2.04	478	1.06	1.06	1.34	3.12
10/31/2022	13.91	.30	(1.70)	(1.40)	(.30 )	(.25 )	(.55 )	11.96	(10.40)	581	1.05	1.05	1.34	2.33
10/31/2021	12.17	.27	2.05	2.32	(.31 )	(.27 )	(.58 )	13.91	19.44	717	1.05	1.05	1.32	1.97
Class T:
10/31/2025	13.51	.56	1.03	1.59	(.56 )	(.17 )	(.73 )	14.37	12.17 [7]	— [8]	.04 [7]	.04 [7]	.34 [7]	4.11 [7]
10/31/2024	11.73	.55	1.89	2.44	(.55 )	(.11 )	(.66 )	13.51	21.19 [7]	— [8]	.05 [7]	.05 [7]	.34 [7]	4.24 [7]
10/31/2023	12.04	.51	(.14 )	.37	(.50 )	(.18 )	(.68 )	11.73	2.99 [7]	— [8]	.05 [7]	.05 [7]	.33 [7]	4.13 [7]
10/31/2022	14.00	.44	(1.71)	(1.27)	(.44 )	(.25 )	(.69 )	12.04	(9.47)[7]	— [8]	.05 [7]	.05 [7]	.34 [7]	3.34 [7]
10/31/2021	12.25	.41	2.06	2.47	(.45 )	(.27 )	(.72 )	14.00	20.60 [7]	— [8]	.04 [7]	.04 [7]	.31 [7]	3.00 [7]
Class F-1:
10/31/2025	13.52	.51	1.04	1.55	(.52 )	(.17 )	(.69 )	14.38	11.83	166.36		.36	.66	3.72
10/31/2024	11.74	.50	1.90	2.40	(.51 )	(.11 )	(.62 )	13.52	20.80	103.37		.37	.66	3.88
10/31/2023	12.04	.47	(.13 )	.34	(.46 )	(.18 )	(.64 )	11.74	2.75	77.37		.37	.65	3.80
10/31/2022	14.01	.39	(1.72)	(1.33)	(.39 )	(.25 )	(.64 )	12.04	(9.83)	75.37		.37	.66	3.02
10/31/2021	12.25	.36	2.07	2.43	(.40 )	(.27 )	(.67 )	14.01	20.28	82.37		.37	.64	2.70
Class F-2:
10/31/2025	13.53	.55	1.03	1.58	(.55 )	(.17 )	(.72 )	14.39	12.09	956.11		.11	.41	4.00
10/31/2024	11.75	.54	1.89	2.43	(.54 )	(.11 )	(.65 )	13.53	21.09	699.11		.11	.40	4.17
10/31/2023	12.05	.50	(.13 )	.37	(.49 )	(.18 )	(.67 )	11.75	3.02	573.11		.11	.39	4.07
10/31/2022	14.02	.43	(1.72)	(1.29)	(.43 )	(.25 )	(.68 )	12.05	(9.59)	574.11		.11	.40	3.27
10/31/2021	12.26	.39	2.08	2.47	(.44 )	(.27 )	(.71 )	14.02	20.58	546.11		.11	.38	2.90
Class F-3:
10/31/2025	13.51	.57	1.02	1.59	(.56 )	(.17 )	(.73 )	14.37	12.22	184.01		.01	.31	4.12
10/31/2024	11.73	.55	1.90	2.45	(.56 )	(.11 )	(.67 )	13.51	21.24	149.01		.01	.30	4.26
10/31/2023	12.04	.51	(.14 )	.37	(.50 )	(.18 )	(.68 )	11.73	3.04	102.01		.01	.29	4.17
10/31/2022	14.00	.44	(1.71)	(1.27)	(.44 )	(.25 )	(.69 )	12.04	(9.44)	106.01		.01	.30	3.35
10/31/2021	12.25	.40	2.07	2.47	(.45 )	(.27 )	(.72 )	14.00	20.64	99.01		.01	.28	2.98
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	68

Financial highlights (continued)
Conservative Growth and Income Portfolio  (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:
10/31/2025	$13.50	$.52	$1.02	$1.54	$(.52 )	$(.17 )	$(.69 )	$14.35	11.79%	$378	.33%	.33%	.63%	3.80%
10/31/2024	11.72	.51	1.89	2.40	(.51 )	(.11 )	(.62 )	13.50	20.86	340.35		.35	.64	3.92
10/31/2023	12.03	.47	(.14 )	.33	(.46 )	(.18 )	(.64 )	11.72	2.69	270.36		.36	.64	3.82
10/31/2022	13.99	.40	(1.71)	(1.31)	(.40 )	(.25 )	(.65 )	12.03	(9.75)	267.34		.34	.63	3.03
10/31/2021	12.24	.36	2.06	2.42	(.40 )	(.27 )	(.67 )	13.99	20.25	289.35		.35	.62	2.66
Class 529-C:
10/31/2025	13.44	.42	1.02	1.44	(.41 )	(.17 )	(.58 )	14.30	11.06	24	1.10	1.10	1.40	3.05
10/31/2024	11.68	.41	1.87	2.28	(.41 )	(.11 )	(.52 )	13.44	19.84	24	1.10	1.10	1.39	3.19
10/31/2023	11.98	.38	(.13 )	.25	(.37 )	(.18 )	(.55 )	11.68	1.99	23	1.11	1.11	1.39	3.07
10/31/2022	13.93	.30	(1.71)	(1.41)	(.29 )	(.25 )	(.54 )	11.98	(10.44)	26	1.11	1.11	1.40	2.27
10/31/2021	12.19	.26	2.05	2.31	(.30 )	(.27 )	(.57 )	13.93	19.35	34	1.10	1.10	1.37	1.92
Class 529-E:
10/31/2025	13.49	.49	1.02	1.51	(.48 )	(.17 )	(.65 )	14.35	11.58	9.58		.58	.88	3.55
10/31/2024	11.72	.48	1.88	2.36	(.48 )	(.11 )	(.59 )	13.49	20.48	8.59		.59	.88	3.69
10/31/2023	12.02	.44	(.13 )	.31	(.43 )	(.18 )	(.61 )	11.72	2.52	8.59		.59	.87	3.57
10/31/2022	13.98	.37	(1.72)	(1.35)	(.36 )	(.25 )	(.61 )	12.02	(9.99)	9.59		.59	.88	2.80
10/31/2021	12.23	.33	2.07	2.40	(.38 )	(.27 )	(.65 )	13.98	20.01	10.58		.58	.85	2.42
Class 529-T:
10/31/2025	13.51	.55	1.03	1.58	(.55 )	(.17 )	(.72 )	14.37	12.12 [7]	— [8]	.09 [7]	.09 [7]	.39 [7]	4.04 [7]
10/31/2024	11.73	.54	1.90	2.44	(.55 )	(.11 )	(.66 )	13.51	21.14 [7]	— [8]	.10 [7]	.10 [7]	.39 [7]	4.18 [7]
10/31/2023	12.04	.50	(.14 )	.36	(.49 )	(.18 )	(.67 )	11.73	2.95 [7]	— [8]	.10 [7]	.10 [7]	.38 [7]	4.07 [7]
10/31/2022	14.00	.43	(1.71)	(1.28)	(.43 )	(.25 )	(.68 )	12.04	(9.51)[7]	— [8]	.09 [7]	.09 [7]	.38 [7]	3.29 [7]
10/31/2021	12.25	.39	2.07	2.46	(.44 )	(.27 )	(.71 )	14.00	20.52 [7]	— [8]	.11 [7]	.11 [7]	.38 [7]	2.92 [7]
Class 529-F-1:
10/31/2025	13.51	.55	1.03	1.58	(.54 )	(.17 )	(.71 )	14.38	12.12 [7]	— [8]	.17 [7]	.17 [7]	.47 [7]	3.97 [7]
10/31/2024	11.74	.53	1.88	2.41	(.53 )	(.11 )	(.64 )	13.51	20.93 [7]	— [8]	.18 [7]	.18 [7]	.47 [7]	4.10 [7]
10/31/2023	12.04	.49	(.13 )	.36	(.48 )	(.18 )	(.66 )	11.74	2.94 [7]	— [8]	.18 [7]	.18 [7]	.46 [7]	3.99 [7]
10/31/2022	14.00	.42	(1.71)	(1.29)	(.42 )	(.25 )	(.67 )	12.04	(9.60)[7]	— [8]	.18 [7]	.18 [7]	.47 [7]	3.20 [7]
10/31/2021	12.25	.38	2.07	2.45	(.43 )	(.27 )	(.70 )	14.00	20.47 [7]	— [8]	.16 [7]	.16 [7]	.43 [7]	2.84 [7]
Class 529-F-2:
10/31/2025	13.50	.55	1.03	1.58	(.55 )	(.17 )	(.72 )	14.36	12.12	73.10		.10	.40	4.03
10/31/2024	11.73	.54	1.88	2.42	(.54 )	(.11 )	(.65 )	13.50	21.04	64.11		.11	.40	4.16
10/31/2023	12.03	.50	(.13 )	.37	(.49 )	(.18 )	(.67 )	11.73	3.04	50.10		.10	.38	4.07
10/31/2022	13.99	.43	(1.71)	(1.28)	(.43 )	(.25 )	(.68 )	12.03	(9.54)	47.11		.11	.40	3.27
10/31/2021	12.24	.39	2.06	2.45	(.43 )	(.27 )	(.70 )	13.99	20.51	52.13		.13	.40	2.87
Refer to the end of the table(s) for footnote(s).

69	American Funds Portfolio Series

Financial highlights (continued)
Conservative Growth and Income Portfolio  (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-F-3:
10/31/2025	$13.50	$.56	$1.03	$1.59	$(.56 )	$(.17 )	$(.73 )	$14.36	12.17%	$— [8]	.06%	.06%	.36%	4.07%
10/31/2024	11.73	.55	1.88	2.43	(.55 )	(.11 )	(.66 )	13.50	21.09	— [8]	.07	.07	.36	4.21
10/31/2023	12.03	.50	(.12 )	.38	(.50 )	(.18 )	(.68 )	11.73	3.06	— [8]	.07	.07	.35	4.10
10/31/2022	13.99	.43	(1.71)	(1.28)	(.43 )	(.25 )	(.68 )	12.03	(9.50)	— [8]	.07	.07	.36	3.31
10/31/2021	12.24	.40	2.06	2.46	(.44 )	(.27 )	(.71 )	13.99	20.58	— [8]	.12	.07	.34	2.95
Class ABLE-A:
10/31/2025	13.51	.53	1.04	1.57	(.53 )	(.17 )	(.70 )	14.38	11.99	7.29		.23	.53	3.86
10/31/2024	11.73	.52	1.89	2.41	(.52 )	(.11 )	(.63 )	13.51	20.91	5.29		.24	.53	4.00
10/31/2023	12.02	.48	(.12 )	.36	(.47 )	(.18 )	(.65 )	11.73	2.93	4.30		.24	.52	3.89
10/31/2022	13.99	.41	(1.72)	(1.31)	(.41 )	(.25 )	(.66 )	12.02	(9.77)	3.29		.23	.52	3.14
10/31/2021	12.23	.38	2.07	2.45	(.42 )	(.27 )	(.69 )	13.99	20.53	2.21		.15	.42	2.80
Class ABLE-F-2:
10/31/2025	13.53	.56	1.03	1.59	(.55 )	(.17 )	(.72 )	14.40	12.20	— [8]	.08	.03	.33	4.09
10/31/2024	11.74	.54	1.91	2.45	(.55 )	(.11 )	(.66 )	13.53	21.23	— [8]	.08	.03	.32	4.16
10/31/2023	12.04	.51	(.14 )	.37	(.49 )	(.18 )	(.67 )	11.74	3.05	— [8]	.09	.03	.31	4.12
10/31/2022	14.00	.43	(1.71)	(1.28)	(.43 )	(.25 )	(.68 )	12.04	(9.49)	— [8]	.08	.03	.32	3.42
10/31/2021	12.24	.40	2.07	2.47	(.44 )	(.27 )	(.71 )	14.00	20.68	— [8]	.08	.02	.29	2.91
Class R-1:
10/31/2025	13.42	.42	1.02	1.44	(.42 )	(.17 )	(.59 )	14.27	11.07	4	1.07	1.07	1.37	3.05
10/31/2024	11.66	.42	1.87	2.29	(.42 )	(.11 )	(.53 )	13.42	19.95	3	1.07	1.07	1.36	3.26
10/31/2023	11.97	.38	(.13 )	.25	(.38 )	(.18 )	(.56 )	11.66	1.97	2	1.07	1.07	1.35	3.09
10/31/2022	13.93	.30	(1.71)	(1.41)	(.30 )	(.25 )	(.55 )	11.97	(10.45)	2	1.06	1.06	1.35	2.34
10/31/2021	12.18	.26	2.07	2.33	(.31 )	(.27 )	(.58 )	13.93	19.47	2	1.09	1.09	1.36	1.97
Class R-2:
10/31/2025	13.41	.42	1.02	1.44	(.42 )	(.17 )	(.59 )	14.26	11.04	49	1.09	1.09	1.39	3.05
10/31/2024	11.65	.41	1.88	2.29	(.42 )	(.11 )	(.53 )	13.41	19.92	44	1.09	1.09	1.38	3.22
10/31/2023	11.96	.38	(.14 )	.24	(.37 )	(.18 )	(.55 )	11.65	1.95	40	1.09	1.09	1.37	3.07
10/31/2022	13.91	.30	(1.70)	(1.40)	(.30 )	(.25 )	(.55 )	11.96	(10.44)	39	1.08	1.08	1.37	2.31
10/31/2021	12.17	.26	2.06	2.32	(.31 )	(.27 )	(.58 )	13.91	19.43	49	1.07	1.07	1.34	1.97
Class R-2E:
10/31/2025	13.50	.45	1.03	1.48	(.46 )	(.17 )	(.63 )	14.35	11.32	3.79		.79	1.09	3.27
10/31/2024	11.72	.47	1.87	2.34	(.45 )	(.11 )	(.56 )	13.50	20.27	2.81		.81	1.10	3.60
10/31/2023	12.04	.41	(.13 )	.28	(.42 )	(.18 )	(.60 )	11.72	2.24	2.80		.80	1.08	3.35
10/31/2022	14.00	.34	(1.72)	(1.38)	(.33 )	(.25 )	(.58 )	12.04	(10.18)	1.78		.78	1.07	2.56
10/31/2021	12.25	.30	2.07	2.37	(.35 )	(.27 )	(.62 )	14.00	19.76	1.82		.80	1.07	2.20
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	70

Financial highlights (continued)
Conservative Growth and Income Portfolio  (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2025	$13.47	$.48	$1.02	$1.50	$(.48 )	$(.17 )	$(.65 )	$14.32	11.50%	$63	.64%	.64%	.94%	3.48%
10/31/2024	11.70	.47	1.89	2.36	(.48 )	(.11 )	(.59 )	13.47	20.47	46.63		.63	.92	3.65
10/31/2023	12.01	.43	(.13 )	.30	(.43 )	(.18 )	(.61 )	11.70	2.40	40.64		.64	.92	3.55
10/31/2022	13.97	.36	(1.71)	(1.35)	(.36 )	(.25 )	(.61 )	12.01	(10.03)	42.63		.63	.92	2.74
10/31/2021	12.22	.32	2.07	2.39	(.37 )	(.27 )	(.64 )	13.97	19.95	43.63		.63	.90	2.39
Class R-4:
10/31/2025	13.51	.52	1.03	1.55	(.52 )	(.17 )	(.69 )	14.37	11.85	34.34		.34	.64	3.81
10/31/2024	11.74	.51	1.88	2.39	(.51 )	(.11 )	(.62 )	13.51	20.75	34.34		.34	.63	3.96
10/31/2023	12.04	.47	(.13 )	.34	(.46 )	(.18 )	(.64 )	11.74	2.78	31.34		.34	.62	3.81
10/31/2022	14.00	.40	(1.71)	(1.31)	(.40 )	(.25 )	(.65 )	12.04	(9.74)	31.34		.34	.63	3.04
10/31/2021	12.25	.37	2.05	2.42	(.40 )	(.27 )	(.67 )	14.00	20.23	35.35		.35	.62	2.74
Class R-5E:
10/31/2025	13.49	.53	1.04	1.57	(.54 )	(.17 )	(.71 )	14.35	12.07	13.16		.16	.46	3.89
10/31/2024	11.72	.53	1.89	2.42	(.54 )	(.11 )	(.65 )	13.49	21.01	9.14		.14	.43	4.13
10/31/2023	12.02	.49	(.12 )	.37	(.49 )	(.18 )	(.67 )	11.72	2.99	8.14		.14	.42	4.00
10/31/2022	13.99	.42	(1.72)	(1.30)	(.42 )	(.25 )	(.67 )	12.02	(9.65)	7.16		.16	.45	3.25
10/31/2021	12.23	.41	2.05	2.46	(.43 )	(.27 )	(.70 )	13.99	20.56	5.17		.17	.44	3.02
Class R-5:
10/31/2025	13.55	.55	1.04	1.59	(.56 )	(.17 )	(.73 )	14.41	12.13	19.06		.06	.36	4.01
10/31/2024	11.76	.54	1.91	2.45	(.55 )	(.11 )	(.66 )	13.55	21.22	12.06		.06	.35	4.16
10/31/2023	12.07	.51	(.14 )	.37	(.50 )	(.18 )	(.68 )	11.76	2.98	8.06		.06	.34	4.12
10/31/2022	14.03	.44	(1.72)	(1.28)	(.43 )	(.25 )	(.68 )	12.07	(9.46)	10.06		.06	.35	3.33
10/31/2021	12.27	.40	2.07	2.47	(.44 )	(.27 )	(.71 )	14.03	20.62	8.06		.06	.33	2.96
Class R-6:
10/31/2025	13.54	.56	1.04	1.60	(.56 )	(.17 )	(.73 )	14.41	12.26	220.01		.01	.31	4.09
10/31/2024	11.76	.55	1.90	2.45	(.56 )	(.11 )	(.67 )	13.54	21.19	155.01		.01	.30	4.25
10/31/2023	12.06	.51	(.13 )	.38	(.50 )	(.18 )	(.68 )	11.76	3.12	113.01		.01	.29	4.13
10/31/2022	14.03	.44	(1.72)	(1.28)	(.44 )	(.25 )	(.69 )	12.06	(9.49)	82.01		.01	.30	3.36
10/31/2021	12.27	.41	2.07	2.48	(.45 )	(.27 )	(.72 )	14.03	20.68	83.01		.01	.28	3.00
Refer to the end of the table(s) for footnote(s).

71	American Funds Portfolio Series

Financial highlights (continued)
Tax-Aware Conservative Growth and Income Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$16.28	$.40	$1.46	$1.86	$(.38 )	$(.42 )	$(.80 )	$17.34	11.96%	$4,437	.33%	.66%	2.46%
10/31/2024	13.84	.39	2.68	3.07	(.36 )	(.27 )	(.63 )	16.28	22.59	3,854.32		.64	2.50
10/31/2023	13.80	.36	.32	.68	(.35 )	(.29 )	(.64 )	13.84	4.92	3,127.34		.64	2.48
10/31/2022	16.11	.31	(2.20)	(1.89)	(.32 )	(.10 )	(.42 )	13.80	(11.98)	3,127.34		.63	2.04
10/31/2021	13.80	.28	2.40	2.68	(.29 )	(.08 )	(.37 )	16.11	19.58	3,309.34		.64	1.83
Class C:
10/31/2025	16.15	.28	1.46	1.74	(.27 )	(.42 )	(.69 )	17.20	11.20	315	1.03	1.36	1.75
10/31/2024	13.73	.28	2.66	2.94	(.25 )	(.27 )	(.52 )	16.15	21.74	315	1.04	1.36	1.79
10/31/2023	13.70	.25	.32	.57	(.25 )	(.29 )	(.54 )	13.73	4.13	301	1.04	1.34	1.79
10/31/2022	15.99	.20	(2.18)	(1.98)	(.21 )	(.10 )	(.31 )	13.70	(12.58)	342	1.04	1.33	1.33
10/31/2021	13.70	.17	2.38	2.55	(.18 )	(.08 )	(.26 )	15.99	18.76	414	1.04	1.34	1.13
Class T:
10/31/2025	16.29	.45	1.46	1.91	(.43 )	(.42 )	(.85 )	17.35	12.28 [7]	— [8]	.03 [7]	.36 [7]	2.76 [7]
10/31/2024	13.84	.44	2.69	3.13	(.41 )	(.27 )	(.68 )	16.29	23.02 [7]	— [8]	.03 [7]	.35 [7]	2.80 [7]
10/31/2023	13.81	.41	.31	.72	(.40 )	(.29 )	(.69 )	13.84	5.18 [7]	— [8]	.01 [7]	.31 [7]	2.82 [7]
10/31/2022	16.11	.35	(2.19)	(1.84)	(.36 )	(.10 )	(.46 )	13.81	(11.65)[7]	— [8]	.04 [7]	.33 [7]	2.33 [7]
10/31/2021	13.80	.33	2.39	2.72	(.33 )	(.08 )	(.41 )	16.11	19.93 [7]	— [8]	.04 [7]	.34 [7]	2.14 [7]
Class F-1:
10/31/2025	16.28	.39	1.47	1.86	(.38 )	(.42 )	(.80 )	17.34	11.91	323.37		.70	2.42
10/31/2024	13.83	.38	2.69	3.07	(.35 )	(.27 )	(.62 )	16.28	22.61	282.38		.70	2.45
10/31/2023	13.80	.35	.32	.67	(.35 )	(.29 )	(.64 )	13.83	4.80	233.38		.68	2.45
10/31/2022	16.11	.30	(2.20)	(1.90)	(.31 )	(.10 )	(.41 )	13.80	(12.02)	241.39		.68	1.98
10/31/2021	13.80	.28	2.39	2.67	(.28 )	(.08 )	(.36 )	16.11	19.53	286.38		.68	1.79
Class F-2:
10/31/2025	16.32	.44	1.46	1.90	(.42 )	(.42 )	(.84 )	17.38	12.17	733.12		.45	2.67
10/31/2024	13.86	.42	2.71	3.13	(.40 )	(.27 )	(.67 )	16.32	22.95	600.11		.43	2.71
10/31/2023	13.83	.39	.32	.71	(.39 )	(.29 )	(.68 )	13.86	5.07	459.12		.42	2.70
10/31/2022	16.14	.34	(2.20)	(1.86)	(.35 )	(.10 )	(.45 )	13.83	(11.76)	439.12		.41	2.26
10/31/2021	13.82	.32	2.40	2.72	(.32 )	(.08 )	(.40 )	16.14	19.89	450.11		.41	2.05
Class F-3:
10/31/2025	16.30	.45	1.47	1.92	(.44 )	(.42 )	(.86 )	17.36	12.30	214.01		.34	2.77
10/31/2024	13.85	.44	2.69	3.13	(.41 )	(.27 )	(.68 )	16.30	23.02	162.01		.33	2.82
10/31/2023	13.82	.40	.32	.72	(.40 )	(.29 )	(.69 )	13.85	5.18	120.01		.31	2.81
10/31/2022	16.13	.36	(2.20)	(1.84)	(.37 )	(.10 )	(.47 )	13.82	(11.67)	115.01		.30	2.37
10/31/2021	13.81	.34	2.40	2.74	(.34 )	(.08 )	(.42 )	16.13	20.02	98.01		.31	2.15
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	72

Financial highlights (continued)
Preservation Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$9.42	$.37	$.13	$.50	$(.38 )	$—	$(.38 )	$9.54	5.36%	$1,255	.39%	.39%	.66%	3.94%
10/31/2024	9.16	.37	.26	.63	(.37 )	—	(.37 )	9.42	6.98	1,265.39		.39	.66	3.94
10/31/2023	9.28	.30	(.12 )	.18	(.30 )	—	(.30 )	9.16	1.95	1,385.39		.39	.66	3.26
10/31/2022	10.20	.15	(.91 )	(.76 )	(.15 )	(.01 )	(.16 )	9.28	(7.49)	1,666.37		.37	.63	1.57
10/31/2021	10.40	.06	(.06 )	— [6]	(.19 )	(.01 )	(.20 )	10.20	(.07 )	1,906.38		.38	.63	.62
Class C:
10/31/2025	9.40	.31	.12	.43	(.31 )	—	(.31 )	9.52	4.63	43	1.09	1.09	1.36	3.24
10/31/2024	9.14	.30	.26	.56	(.30 )	—	(.30 )	9.40	6.24	52	1.09	1.09	1.36	3.24
10/31/2023	9.26	.24	(.12 )	.12	(.24 )	—	(.24 )	9.14	1.23	73	1.08	1.08	1.35	2.55
10/31/2022	10.18	.08	(.90 )	(.82 )	(.09 )	(.01 )	(.10 )	9.26	(8.12)	104	1.07	1.07	1.33	.85
10/31/2021	10.38	(.01 )	(.06 )	(.07 )	(.12 )	(.01 )	(.13 )	10.18	(.70 )	143	1.08	1.08	1.33	(.09 )
Class T:
10/31/2025	9.42	.40	.13	.53	(.40 )	—	(.40 )	9.55	5.79 [7]	— [8]	.08 [7]	.08 [7]	.35 [7]	4.25 [7]
10/31/2024	9.17	.40	.25	.65	(.40 )	—	(.40 )	9.42	7.21 [7]	— [8]	.08 [7]	.08 [7]	.35 [7]	4.25 [7]
10/31/2023	9.29	.34	(.13 )	.21	(.33 )	—	(.33 )	9.17	2.31 [7]	— [8]	.03 [7]	.03 [7]	.30 [7]	3.63 [7]
10/31/2022	10.20	.18	(.90 )	(.72 )	(.18 )	(.01 )	(.19 )	9.29	(7.12)[7]	— [8]	.07 [7]	.07 [7]	.33 [7]	1.87 [7]
10/31/2021	10.40	.09	(.06 )	.03	(.22 )	(.01 )	(.23 )	10.20	.22 [7]	— [8]	.09 [7]	.09 [7]	.34 [7]	.91 [7]
Class F-1:
10/31/2025	9.42	.37	.13	.50	(.37 )	—	(.37 )	9.55	5.46	16.39		.39	.66	3.94
10/31/2024	9.17	.37	.25	.62	(.37 )	—	(.37 )	9.42	6.86	17.39		.39	.66	3.94
10/31/2023	9.28	.30	(.11 )	.19	(.30 )	—	(.30 )	9.17	2.05	22.38		.38	.65	3.25
10/31/2022	10.20	.15	(.91 )	(.76 )	(.15 )	(.01 )	(.16 )	9.28	(7.51)	32.38		.38	.64	1.54
10/31/2021	10.40	.06	(.07 )	(.01 )	(.18 )	(.01 )	(.19 )	10.20	(.09 )	53.39		.39	.64	.60
Class F-2:
10/31/2025	9.42	.40	.13	.53	(.40 )	—	(.40 )	9.55	5.77	155.10		.10	.37	4.22
10/31/2024	9.16	.40	.26	.66	(.40 )	—	(.40 )	9.42	7.28	156.11		.11	.38	4.22
10/31/2023	9.28	.33	(.12 )	.21	(.33 )	—	(.33 )	9.16	2.22	181.12		.12	.39	3.50
10/31/2022	10.20	.18	(.92 )	(.74 )	(.17 )	(.01 )	(.18 )	9.28	(7.27)	314.12		.12	.38	1.81
10/31/2021	10.40	.09	(.07 )	.02	(.21 )	(.01 )	(.22 )	10.20	.18	422.13		.13	.38	.87
Class F-3:
10/31/2025	9.42	.41	.12	.53	(.41 )	—	(.41 )	9.54	5.76	45.01		.01	.28	4.32
10/31/2024	9.16	.41	.26	.67	(.41 )	—	(.41 )	9.42	7.39	46.01		.01	.28	4.33
10/31/2023	9.28	.34	(.12 )	.22	(.34 )	—	(.34 )	9.16	2.34	60.01		.01	.28	3.64
10/31/2022	10.20	.19	(.91 )	(.72 )	(.19 )	(.01 )	(.20 )	9.28	(7.16)	64.01		.01	.27	1.93
10/31/2021	10.40	.10	(.07 )	.03	(.22 )	(.01 )	(.23 )	10.20	.29	74.02		.02	.27	1.01
Refer to the end of the table(s) for footnote(s).

73	American Funds Portfolio Series

Financial highlights (continued)
Preservation Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:
10/31/2025	$9.41	$.38	$.13	$.51	$(.38 )	$—	$(.38 )	$9.54	5.50%	$185	.37%	.37%	.64%	3.96%
10/31/2024	9.16	.37	.25	.62	(.37 )	—	(.37 )	9.41	6.89	174.38		.38	.65	3.96
10/31/2023	9.28	.31	(.13 )	.18	(.30 )	—	(.30 )	9.16	1.96	167.38		.38	.65	3.27
10/31/2022	10.20	.15	(.91 )	(.76 )	(.15 )	(.01 )	(.16 )	9.28	(7.49)	181.37		.37	.63	1.57
10/31/2021	10.39	.06	(.05 )	.01	(.19 )	(.01 )	(.20 )	10.20	.03	214.37		.37	.62	.63
Class 529-C:
10/31/2025	9.39	.30	.14	.44	(.31 )	—	(.31 )	9.52	4.71	9	1.13	1.13	1.40	3.19
10/31/2024	9.14	.30	.25	.55	(.30 )	—	(.30 )	9.39	6.10	8	1.12	1.12	1.39	3.21
10/31/2023	9.26	.23	(.12 )	.11	(.23 )	—	(.23 )	9.14	1.18	9	1.14	1.14	1.41	2.50
10/31/2022	10.18	.08	(.91 )	(.83 )	(.08 )	(.01 )	(.09 )	9.26	(8.17)	12	1.13	1.13	1.39	.81
10/31/2021	10.39	(.01 )	(.07 )	(.08 )	(.12 )	(.01 )	(.13 )	10.18	(.82 )	17	1.13	1.13	1.38	(.13 )
Class 529-E:
10/31/2025	9.41	.35	.14	.49	(.36 )	—	(.36 )	9.54	5.26	5.60		.60	.87	3.73
10/31/2024	9.16	.35	.25	.60	(.35 )	—	(.35 )	9.41	6.66	4.60		.60	.87	3.74
10/31/2023	9.28	.28	(.12 )	.16	(.28 )	—	(.28 )	9.16	1.73	4.60		.60	.87	3.05
10/31/2022	10.19	.13	(.90 )	(.77 )	(.13 )	(.01 )	(.14 )	9.28	(7.61)	5.59		.59	.85	1.34
10/31/2021	10.39	.04	(.07 )	(.03 )	(.16 )	(.01 )	(.17 )	10.19	(.30 )	7.60		.60	.85	.40
Class 529-T:
10/31/2025	9.42	.40	.13	.53	(.40 )	—	(.40 )	9.55	5.73 [7]	— [8]	.14 [7]	.14 [7]	.41 [7]	4.18 [7]
10/31/2024	9.17	.39	.25	.64	(.39 )	—	(.39 )	9.42	7.13 [7]	— [8]	.15 [7]	.15 [7]	.42 [7]	4.19 [7]
10/31/2023	9.29	.33	(.12 )	.21	(.33 )	—	(.33 )	9.17	2.24 [7]	— [8]	.10 [7]	.10 [7]	.37 [7]	3.55 [7]
10/31/2022	10.20	.18	(.91 )	(.73 )	(.17 )	(.01 )	(.18 )	9.29	(7.19)[7]	— [8]	.14 [7]	.14 [7]	.40 [7]	1.80 [7]
10/31/2021	10.40	.09	(.07 )	.02	(.21 )	(.01 )	(.22 )	10.20	.16 [7]	— [8]	.15 [7]	.15 [7]	.40 [7]	.85 [7]
Class 529-F-1:
10/31/2025	9.42	.39	.12	.51	(.39 )	—	(.39 )	9.54	5.55 [7]	— [8]	.21 [7]	.21 [7]	.48 [7]	4.12 [7]
10/31/2024	9.16	.39	.26	.65	(.39 )	—	(.39 )	9.42	7.19 [7]	— [8]	.21 [7]	.21 [7]	.48 [7]	4.13 [7]
10/31/2023	9.28	.32	(.12 )	.20	(.32 )	—	(.32 )	9.16	2.13 [7]	— [8]	.21 [7]	.21 [7]	.48 [7]	3.45 [7]
10/31/2022	10.20	.17	(.91 )	(.74 )	(.17 )	(.01 )	(.18 )	9.28	(7.33)[7]	— [8]	.19 [7]	.19 [7]	.45 [7]	1.75 [7]
10/31/2021	10.40	.08	(.06 )	.02	(.21 )	(.01 )	(.22 )	10.20	.13 [7]	— [8]	.19 [7]	.19 [7]	.44 [7]	.81 [7]
Class 529-F-2:
10/31/2025	9.42	.40	.13	.53	(.40 )	—	(.40 )	9.55	5.76	62.12		.12	.39	4.21
10/31/2024	9.17	.40	.25	.65	(.40 )	—	(.40 )	9.42	7.17	52.11		.11	.38	4.23
10/31/2023	9.29	.33	(.12 )	.21	(.33 )	—	(.33 )	9.17	2.25	42.10		.10	.37	3.56
10/31/2022	10.20	.18	(.90 )	(.72 )	(.18 )	(.01 )	(.19 )	9.29	(7.16)	39.11		.11	.37	1.83
10/31/2021	10.40	.09	(.07 )	.02	(.21 )	(.01 )	(.22 )	10.20	.17	44.14		.14	.39	.86
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	74

Financial highlights (continued)
Preservation Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-F-3:
10/31/2025	$9.42	$.40	$.13	$.53	$(.40 )	$—	$(.40 )	$9.55	5.80%	$— [8]	.08%	.08%	.35%	4.25%
10/31/2024	9.17	.40	.25	.65	(.40 )	—	(.40 )	9.42	7.21	— [8]	.08	.08	.35	4.26
10/31/2023	9.29	.33	(.12 )	.21	(.33 )	—	(.33 )	9.17	2.26	— [8]	.09	.09	.36	3.57
10/31/2022	10.20	.18	(.90 )	(.72 )	(.18 )	(.01 )	(.19 )	9.29	(7.13)	— [8]	.08	.08	.34	1.86
10/31/2021	10.40	.09	(.06 )	.03	(.22 )	(.01 )	(.23 )	10.20	.22	— [8]	.15	.09	.34	.90
Class ABLE-A:
10/31/2025	9.44	.39	.12	.51	(.38 )	—	(.38 )	9.57	5.55	2.30		.24	.51	4.08
10/31/2024	9.18	.38	.26	.64	(.38 )	—	(.38 )	9.44	7.06	1.31		.25	.52	4.09
10/31/2023	9.29	.32	(.12 )	.20	(.31 )	—	(.31 )	9.18	2.14	1.31		.25	.52	3.41
10/31/2022	10.21	.17	(.92 )	(.75 )	(.16 )	(.01 )	(.17 )	9.29	(7.42)	1.30		.25	.51	1.71
10/31/2021	10.40	.08	(.06 )	.02	(.20 )	(.01 )	(.21 )	10.21	.17	1.25		.19	.44	.82
Class ABLE-F-2:
10/31/2025	9.47	.41	.12	.53	(.40 )	—	(.40 )	9.60	5.75	— [8]	.10	.04	.31	4.28
10/31/2024	9.21	.41	.25	.66	(.40 )	—	(.40 )	9.47	7.26	— [8]	.10	.04	.31	4.32
10/31/2023	9.32	.34	(.12 )	.22	(.33 )	—	(.33 )	9.21	2.35	— [8]	.10	.04	.31	3.60
10/31/2022	10.21	.19	(.89 )	(.70 )	(.18 )	(.01 )	(.19 )	9.32	(6.94)	— [8]	.09	.03	.29	1.93
10/31/2021	10.40	.10	(.06 )	.04	(.22 )	(.01 )	(.23 )	10.21	.32	— [8]	.09	.03	.28	.96
Class R-1:
10/31/2025	9.40	.31	.12	.43	(.31 )	—	(.31 )	9.52	4.69	1	1.07	1.07	1.34	3.25
10/31/2024	9.14	.31	.26	.57	(.31 )	—	(.31 )	9.40	6.32	1	1.04	1.04	1.31	3.29
10/31/2023	9.26	.24	(.12 )	.12	(.24 )	—	(.24 )	9.14	1.28	1	1.05	1.05	1.32	2.59
10/31/2022	10.18	.08	(.91 )	(.83 )	(.08 )	(.01 )	(.09 )	9.26	(8.13)	1	1.11	1.11	1.37	.84
10/31/2021	10.39	(.02 )	(.06 )	(.08 )	(.12 )	(.01 )	(.13 )	10.18	(.83 )	1	1.16	1.16	1.41	(.16 )
Class R-2:
10/31/2025	9.37	.31	.12	.43	(.31 )	—	(.31 )	9.49	4.69	17	1.05	1.05	1.32	3.27
10/31/2024	9.12	.30	.26	.56	(.31 )	—	(.31 )	9.37	6.17	18	1.08	1.08	1.35	3.26
10/31/2023	9.24	.24	(.12 )	.12	(.24 )	—	(.24 )	9.12	1.26	19	1.08	1.08	1.35	2.58
10/31/2022	10.16	.08	(.90 )	(.82 )	(.09 )	(.01 )	(.10 )	9.24	(8.13)	18	1.09	1.09	1.35	.86
10/31/2021	10.37	(.01 )	(.07 )	(.08 )	(.12 )	(.01 )	(.13 )	10.16	(.80 )	19	1.12	1.12	1.37	(.12 )
Class R-2E:
10/31/2025	9.43	.33	.12	.45	(.33 )	—	(.33 )	9.55	4.90	— [8]	.82	.82	1.09	3.50
10/31/2024	9.16	.33	.26	.59	(.32 )	—	(.32 )	9.43	6.55	— [8]	.89	.85	1.12	3.47
10/31/2023	9.28	.27	(.13 )	.14	(.26 )	—	(.26 )	9.16	1.49	1.82		.82	1.09	2.86
10/31/2022	10.20	.10	(.90 )	(.80 )	(.11 )	(.01 )	(.12 )	9.28	(7.91)	1.82		.82	1.08	1.06
10/31/2021	10.40	.01	(.06 )	(.05 )	(.14 )	(.01 )	(.15 )	10.20	(.54 )	1.86		.85	1.10	.13
Refer to the end of the table(s) for footnote(s).

75	American Funds Portfolio Series

Financial highlights (continued)
Preservation Portfolio (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2025	$9.41	$.35	$.12	$.47	$(.35 )	$—	$(.35 )	$9.53	5.10%	$24	.63%	.63%	.90%	3.70%
10/31/2024	9.15	.35	.26	.61	(.35 )	—	(.35 )	9.41	6.74	27.63		.63	.90	3.70
10/31/2023	9.27	.28	(.12 )	.16	(.28 )	—	(.28 )	9.15	1.69	27.64		.64	.91	3.01
10/31/2022	10.19	.13	(.92 )	(.79 )	(.12 )	(.01 )	(.13 )	9.27	(7.74)	29.64		.64	.90	1.31
10/31/2021	10.39	.04	(.07 )	(.03 )	(.16 )	(.01 )	(.17 )	10.19	(.35 )	29.66		.66	.91	.34
Class R-4:
10/31/2025	9.42	.38	.13	.51	(.38 )	—	(.38 )	9.55	5.52	12.35		.35	.62	3.98
10/31/2024	9.17	.37	.26	.63	(.38 )	—	(.38 )	9.42	6.92	11.34		.34	.61	3.99
10/31/2023	9.29	.31	(.12 )	.19	(.31 )	—	(.31 )	9.17	2.00	11.34		.34	.61	3.32
10/31/2022	10.20	.16	(.91 )	(.75 )	(.15 )	(.01 )	(.16 )	9.29	(7.36)	13.33		.33	.59	1.60
10/31/2021	10.40	.07	(.07 )	— [6]	(.19 )	(.01 )	(.20 )	10.20	(.05 )	15.35		.35	.60	.64
Class R-5E:
10/31/2025	9.43	.39	.13	.52	(.40 )	—	(.40 )	9.55	5.59	4.16		.16	.43	4.16
10/31/2024	9.17	.39	.26	.65	(.39 )	—	(.39 )	9.43	7.23	4.16		.16	.43	4.18
10/31/2023	9.29	.32	(.12 )	.20	(.32 )	—	(.32 )	9.17	2.17	3.17		.17	.44	3.45
10/31/2022	10.21	.18	(.92 )	(.74 )	(.17 )	(.01 )	(.18 )	9.29	(7.29)	4.16		.16	.42	1.80
10/31/2021	10.41	.08	(.06 )	.02	(.21 )	(.01 )	(.22 )	10.21	.13	3.17		.17	.42	.82
Class R-5:
10/31/2025	9.42	.40	.14	.54	(.41 )	—	(.41 )	9.55	5.81	3.07		.07	.34	4.27
10/31/2024	9.17	.40	.25	.65	(.40 )	—	(.40 )	9.42	7.22	5.06		.06	.33	4.28
10/31/2023	9.29	.33	(.12 )	.21	(.33 )	—	(.33 )	9.17	2.28	4.06		.06	.33	3.56
10/31/2022	10.20	.18	(.90 )	(.72 )	(.18 )	(.01 )	(.19 )	9.29	(7.11)	6.06		.06	.32	1.87
10/31/2021	10.40	.09	(.06 )	.03	(.22 )	(.01 )	(.23 )	10.20	.24	5.07		.07	.32	.92
Class R-6:
10/31/2025	9.42	.41	.13	.54	(.41 )	—	(.41 )	9.55	5.87	43.01		.01	.28	4.32
10/31/2024	9.17	.41	.25	.66	(.41 )	—	(.41 )	9.42	7.28	36.01		.01	.28	4.33
10/31/2023	9.29	.34	(.12 )	.22	(.34 )	—	(.34 )	9.17	2.34	29.01		.01	.28	3.63
10/31/2022	10.20	.19	(.90 )	(.71 )	(.19 )	(.01 )	(.20 )	9.29	(7.06)	32.01		.01	.27	1.92
10/31/2021	10.40	.10	(.07 )	.03	(.22 )	(.01 )	(.23 )	10.20	.29	44.02		.02	.27	.97
Refer to the end of the table(s) for footnote(s).

American Funds Portfolio Series	76

Financial highlights (continued)
Tax-Exempt Preservation Portfolio

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2025	$9.60	$.26	$.14	$.40	$(.25 )	$—	$(.25 )	$9.75	4.28%	$324	.34%	.59%	2.65%
10/31/2024	9.22	.22	.38	.60	(.22 )	—	(.22 )	9.60	6.50	330.35		.61	2.31
10/31/2023	9.26	.18	(.04 )	.14	(.18 )	—	(.18 )	9.22	1.45	369.34		.58	1.86
10/31/2022	9.99	.09	(.71 )	(.62 )	(.11 )	—	(.11 )	9.26	(6.24)	459.34		.61	.91
10/31/2021	10.03	.07	(.01 )	.06	(.10 )	—	(.10 )	9.99	0.60	525.35		.63	.70
Class C:
10/31/2025	9.59	.19	.14	.33	(.18 )	—	(.18 )	9.74	3.53	7	1.05	1.30	1.93
10/31/2024	9.20	.15	.39	.54	(.15 )	—	(.15 )	9.59	5.85	10	1.04	1.30	1.59
10/31/2023	9.24	.11	(.04 )	.07	(.11 )	—	(.11 )	9.20	0.73	16	1.04	1.28	1.15
10/31/2022	9.97	.02	(.71 )	(.69 )	(.04 )	—	(.04 )	9.24	(6.91)	25	1.04	1.31	.19
10/31/2021	10.01	— [6]	— [6]	— [6]	(.04 )	—	(.04 )	9.97	(0.05)	37	1.05	1.33	.01
Class T:
10/31/2025	9.61	.28	.15	.43	(.28 )	—	(.28 )	9.76	4.60 [7]	— [8]	.04 [7]	.29 [7]	2.95 [7]
10/31/2024	9.22	.25	.39	.64	(.25 )	—	(.25 )	9.61	6.98 [7]	— [8]	.01 [7]	.27 [7]	2.65 [7]
10/31/2023	9.26	.21	(.04 )	.17	(.21 )	—	(.21 )	9.22	1.79 [7]	— [8]	.01 [7]	.25 [7]	2.20 [7]
10/31/2022	9.99	.12	(.71 )	(.59 )	(.14 )	—	(.14 )	9.26	(5.97)[7]	— [8]	.05 [7]	.32 [7]	1.21 [7]
10/31/2021	10.03	.10	(.01 )	.09	(.13 )	—	(.13 )	9.99	0.89 [7]	— [8]	.05 [7]	.33 [7]	1.00 [7]
Class F-1:
10/31/2025	9.62	.25	.14	.39	(.25 )	—	(.25 )	9.76	4.13	2.38		.63	2.61
10/31/2024	9.23	.22	.38	.60	(.21 )	—	(.21 )	9.62	6.56	2.39		.65	2.27
10/31/2023	9.27	.17	(.04 )	.13	(.17 )	—	(.17 )	9.23	1.40	2.39		.63	1.80
10/31/2022	10.00	.08	(.71 )	(.63 )	(.10 )	—	(.10 )	9.27	(6.30)	3.39		.66	.79
10/31/2021	10.03	.07	(.01 )	.06	(.09 )	—	(.09 )	10.00	0.65	7.40		.68	.66
Class F-2:
10/31/2025	9.60	.28	.15	.43	(.28 )	—	(.28 )	9.75	4.53	57.10		.35	2.88
10/31/2024	9.22	.24	.38	.62	(.24 )	—	(.24 )	9.60	6.76	54.11		.37	2.55
10/31/2023	9.26	.20	(.04 )	.16	(.20 )	—	(.20 )	9.22	1.69	64.11		.35	2.08
10/31/2022	9.99	.10	(.70 )	(.60 )	(.13 )	—	(.13 )	9.26	(6.04)	98.12		.39	1.08
10/31/2021	10.03	.09	(.01 )	.08	(.12 )	—	(.12 )	9.99	0.83	171.12		.40	.92
Class F-3:
10/31/2025	9.61	.29	.14	.43	(.29 )	—	(.29 )	9.75	4.53	5.01		.26	2.96
10/31/2024	9.22	.25	.39	.64	(.25 )	—	(.25 )	9.61	6.97	7.01		.27	2.65
10/31/2023	9.26	.20	(.03 )	.17	(.21 )	—	(.21 )	9.22	1.80	7.01		.25	2.16
10/31/2022	9.99	.11	(.70 )	(.59 )	(.14 )	—	(.14 )	9.26	(5.93)	15.01		.28	1.14
10/31/2021	10.03	.10	(.01 )	.09	(.13 )	—	(.13 )	9.99	0.93	42.02		.30	1.01
Refer to the end of the table(s) for footnote(s).

77	American Funds Portfolio Series

Financial highlights (continued)

Portfolio turnover rate for all share classes[10]	Year ended October 31,
	2025	2024	2023	2022	2021
Global Growth Portfolio	5%	12%	9%	5%	5%
Growth Portfolio	1	16	1	2	5
Growth and Income Portfolio	2	10	2	7	18
Moderate Growth and Income Portfolio	4	4	9	2	11
Conservative Growth and Income Portfolio	2	16	4	4	30
Tax-Aware Conservative Growth and Income Portfolio	39	40	4	4	— [11]
Preservation Portfolio	9	6	9	20	17
Tax-Exempt Preservation Portfolio	15	34	5	20	5

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or Commonwealth Savers Plan, if any.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]
This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

[6]	Amount less than $.01.
[7]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[8]	Amount less than $1 million.
[9]	Amount less than .01%.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[11]	Amount is either less than 1% or there is no turnover.
Refer to the notes to financial statements.

American Funds Portfolio Series	78

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Funds Portfolio Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of American Funds Portfolio Series comprising the American Funds Global Growth Portfolio, American Funds Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Moderate Growth and Income Portfolio, American Funds Conservative Growth and Income Portfolio, American Funds Tax-Aware Conservative Growth and Income Portfolio, American Funds Preservation Portfolio, and American Funds Tax-Exempt Preservation Portfolio (the “Funds”), including the investment portfolios, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the American Funds Portfolio Series as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2025, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Costa Mesa, California
December 11, 2025
We have served as the auditor of one or more American Funds investment companies since 1956.

79

I

American Funds Portfolio Series

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-22656 and 1933 Act No. 333-178936)

(a)	Articles of Incorporation – Certificate of Trust dated 1/4/12 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); and Amended and Restated Agreement and Declaration of Trust dated 3/4/20 – previously filed (see P/E Amendment No. 26 filed 10/29/20)

(b)	By-laws – Amended and Restated By-laws effective 8/29/18 – previously filed (see P/E Amendment No. 22 filed 12/31/18)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement effective 2/1/16 – previously filed (see P/E Amendment No. 14 filed 12/29/16); and Exhibit A to the Amended and Restated Investment Advisory and Service Agreement as amended 1/1/20 – previously filed (see P/E Amendment No. 24 filed 12/31/19)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement dated 5/1/21 – previously filed (see P/E Amendment No. 28 filed 12/30/21); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 18 filed 12/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 18 filed 12/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 18 filed 12/29/17); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 18 filed 12/29/17)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/26

(g)	Custodian Agreements – Global Custody Agreement dated 12/21/06 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 10 filed 10/30/15)

(h-1)	Other Material Contracts – Indemnification Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); Amended and Restated Shareholder Services Agreement dated 1/1/23 – previously filed (see P/E Amendment No. 29 filed 12/30/22)

(h-2)	Amended and Restated Administrative Services Agreement effective 9/9/25

(i)	Legal Opinion – Legal Opinion – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12; P/E Amendment No. 6 filed 8/28/14; P/E Amendment No. 10 filed 10/30/15; P/E Amendment No. 14 filed 12/29/16; P/E Amendment No. 16 filed 4/6/17; P/E Amendment No. 20 filed 6/29/18; and P/E Amendment No. 26 filed 10/29/20)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted financial statements – None

(l)	Initial capital agreements – Initial capital agreement – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12)

(m)	Rule 12b-1 Plan – Amended and Restated Plans of Distribution for Class A, C, T, F-1, 529-A, 529-C, 529-E, 529-T, 529-F-1, ABLE-A, R-1, R-2, R-2E, R-3, and R-4 shares dated 5/1/21 – previously filed (see P/E Amendment No. 28 filed 12/30/21)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan dated 1/1/21 – previously filed (see P/E Amendment No. 28 filed 12/30/21)

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated May 2025; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)             Capital Client Group, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Core Plus Bond Fund, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Multi-Sector Income Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American Funds U.S. Small and Mid Cap Equity Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Completion Fund Series, Capital Group Conservative Equity ETF, Capital Group Core Balanced ETF, Capital Group Core Equity ETF, Capital Group Dividend Growers ETF, Capital Group Dividend Value ETF, Capital Group Equity ETF Trust I, Capital Group Fixed Income ETF Trust, Capital Group Global Equity ETF, Capital Group Global Growth Equity ETF, Capital Group Growth ETF, Capital Group International Core Equity ETF, Capital Group International Equity ETF, Capital Group International Focus Equity ETF, Capital Group KKR Core Plus+, Capital Group KKR Multi-Sector+, Capital Group New Geography Equity ETF, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Equities Fund, Inc., EUPAC Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New

Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Katherine Abbott	Vice President	None
CHO	Chatelaine Achterberg	Assistant Vice President	None
LAO	Alex J. Adair	Regional Vice President	None
LAO	Samuel Adams	Regional Vice President	None
LAO	Anuj K. Agarwal	Vice President	None
LAO	Albert Aguilar, Jr.	Director, Vice President and Chief Compliance Officer	None
SNO	David A. Ajluni	Regional Vice President	None
LAO	C. Thomas Akin II	Senior Vice President	None
LAO	Anthony Albano	Regional Vice President	None
LAO	Mark G. Alteri	Regional Vice President	None
LAO	Jeremy Alyea	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Blake J. Anderson	Assistant Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
CHO	Erik J. Applegate	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Luis F. Arocha	Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Senior Vice President	None
SNO	Mark C. Barile	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Senior Vice President	None
LAO	Andrew Z. Bates	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None

LAO	Scott G. Beckerman	Senior Vice President	None
LAO	Jeb M. Bent	Senior Vice President	None
LAO	Matthew D. Benton	Senior Vice President	None
LAO	Jerry R. Berg	Senior Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Matthew F. Betley	Vice President	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph Bilello	Regional Vice President	None
LAO	Jay A. Binstock	Assistant Vice President	None
LAO	Peter D. Bjork	Regional Vice President	None
DCO	Bryan K. Blankenship	Senior Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Erick K. Bodge	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Vice President	None
LAO	Ainsley J. Borel	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Senior Vice President	None
LAO	William J. Brady	Regional Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	Andrew A. Bredholt	Regional Vice President	None
LAO	William G. Bridge	Senior Vice President	None
LAO	Siobhan M. Broadbery	Regional Vice President	None
LAO	Lorena B. Brockman	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None

LAO	E. Chapman Brown, Jr.	Senior Vice President	None
LAO	Elizabeth S. Brownlow	Vice President	None
LAO	Gary D. Bryce	Senior Vice President	None
LAO	Christopher Bucci	Regional Vice President	None
NYO	Melissa Buccilli	Senior Vice President	None
SNO	Dylan J. Burdick	Regional Vice President	None
LAO	Kenneth D. Burdick	Assistant Vice President	None
LAO	Carmen A. Burke	Vice President	None
IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Regional Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
SNO	Antonio G. Capobianco	Regional Vice President	None
LAO	Kevin J. Carevic	Vice President	None
LAO	Jason S. Carlough	Senior Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	David C. Carson, Jr.	Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
LAO	Christopher M. Cefalo	Senior Vice President	None
IND	Alexzania N. Chambers	Assistant Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Si J. Chen	Vice President	None

LAO	Daniel A. Chodosch	Senior Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter J. Chong	Assistant Vice President	None
LAO	Cheryl L. Christian	Assistant Vice President	None
LAO	Andrew T. Christos	Vice President	None
LAO	Robert S. Chu	Assistant Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
LAO	Jamie A. Claypool	Senior Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
LAO	Natalie S. Cole	Vice President	None
NYO	Jayme E. Colosimo	Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Frances Coombes	Senior Vice President	None
IRV	Erin K. Concepcion	Assistant Vice President	None
SNO	Brandon J. Cone	Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Megan Costa	Senior Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Senior Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Alexandria B. Davis	Regional Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Senior Vice President	None

LAO	Shehan N. De Silva	Assistant Vice President	None
LAO	Adam DeAngelis	Regional Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	James G. DiGiuseppe	Senior Vice President	None
LAO	Alexander J. Diorio	Vice President	None
LAO	Mario P. DiVito	Senior Vice President	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Senior Vice President	None
LAO	Joseph B. Dowd	Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Senior Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher P. Dziubasik	Assistant Vice President	None
IND	Karyn B. Dzurisin	Senior Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Shirley Ecklund	Senior Vice President	None
LAO	Damian Eckstein	Senior Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
IRV	Jessica Eng	Assistant Vice President	None
LAO	Joseph Epstein	Regional Vice President	None
LAO	Wayne C. Ewan	Vice President	None

LAO	Bryan R. Favilla	Senior Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Senior Vice President	None
LAO	Christopher Fetchet	Regional Vice President	None
LAO	Brandon J. Fetta	Vice President	None
LAO	John P. Finneran III	Vice President	None
LAO	Layne M. Finnerty	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Coenraad F. Fletcher	Vice President	None
LAO	Kevin H. Folks	Senior Vice President	None
IND	Kelly B. Fonderoli	Assistant Vice President	None
LAO	William E. Ford	Senior Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Mark D. Foster	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Holly C. Framsted	Senior Vice President	None
LAO	Megan France	Regional Vice President	None
LAO	Rusty A. Frauhiger	Vice President	None
LAO	Vincent C. Fu	Assistant Vice President	None
LAO	Tyler L. Furek	Vice President	None
LAO	Myles Gaines	Regional Vice President	None
LAO	Jignesh D. Gandhi	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Vice President	None
LAO	Brian K. Geiger	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Leslie B. Geller	Senior Vice President	None
LAO	Jacob M. Gerber	Senior Vice President	None
LAO	Michele Giangrande	Vice President	None
LAO	Travis Gilberg	Vice President	None
LAO	Pamela A. Gillett	Senior Vice President	None

LAO	William F. Gilmartin	Senior Vice President	None
IND	Brenda L. Goeken	Assistant Vice President	None
LAO	Kathleen D. Golden	Vice President	None
NYO	Joshua H. Gordon	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Senior Vice President	None
LAO	Jameson R. Greenstone	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Senior Vice President	None
SNO	John S. Gryniewicz	Regional Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ryan A. Gundrum	Assistant Vice President	None
SNO	Lori L. Guy	Vice President	None
LAO	Janna C. Hahn	Senior Vice President	None
LAO	Philip E. Haning	Senior Vice President	None
LAO	Katy L. Hanke	Senior Vice President	None
LAO	Brandon S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
SNO	Nicholas Hargreaves	Assistant Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Janis Harrison	Assistant Vice President	None
LAO	James Hayes	Regional Vice President	None
LAO	Jennifer Hayes	Regional Vice President	None
LAO	Alan M. Heaton	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Clifford W. “Webb” Heidinger	Senior Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None
IND	Kristin S. Himsel	Senior Vice President	None
SNO	Emilia A. Holt	Assistant Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
IND	Ryan D. Hoover	Regional Vice President	None
LAO	Jessica K. Hooyenga	Vice President	None
LAO	Scott W. Hoyer	Regional Vice President	None
LAO	David R. Hreha	Senior Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Jeffrey K. Hunkins	Senior Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	Asad K. Jamil	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Senior Vice President	None
IND	Jameel S. Jiwani	Vice President	None
CHO	Allison S. Johnston	Assistant vice President	None
LAO	Brendan M. Jonland	Senior Vice President	None
LAO	Kathryn H. Jordan	Vice President	None
LAO	David G. Jordt	Senior Vice President	None
LAO	Michael Kamell	Senior Vice President	None
LAO	Eric J. Kamin	Regional Vice President	None
IND	Teodor P. Karnakov	Assistant Vice President	None
LAO	Wassan M. Kasey	Senior Vice President	None
IND	Joel A. Kaul	Assistant Vice President	None
LAO	John P. Keating	Senior Vice President	None

LAO	David B. Keib	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Senior Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric M. Kirkman	Vice President	None
LAO	Kelsei Q. Kirland	Vice President	None
IND	Morgann B. Klaus	Assistant Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Vice President	None
IND	Philip A. Kojich	Assistant Vice President	None
LAO	Christina Kramer	Regional Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Jacob A. Kuchta	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
NYO	Joseph Lai	Senior Vice President	None
LAO	Jialing Lang	Assistant Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Theodore J. Larsen	Assistant Vice President	None
LAO	Andrew P. Laskowski	Senior Vice President	None
LAO	Armand Leaks	Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
SNO	Matthew T. Levene	Assistant Vice President	None
LAO	Clay M. Leveritt	Senior Vice President	None
LAO	Emily R. Liao	Senior Vice President	None
LAO	Lauren C. Liebes	Regional Vice President	None
LAO	Chris H. Lin	Assistant Vice President	None

IND	Justin L. Linder	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Damien X. Lona	Regional Vice President	None
LAO	Rainey Lord	Vice President	None
LAO	Omar J. Love	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Adam C. Lozano	Assistant Vice President	None
LAO	Dillon W. Lull	Regional Vice President	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joe P. Lynch	Regional Vice President	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brandon Y. Ma	Regional Vice President	None
LAO	Justin Maddox	Regional Vice President	None
NYO	Catherine M. Magyera	Vice President	None
LAO	James M. Maher	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Senior Vice President	None
LAO	Jeffrey N. Malbasa	Senior Vice President	None
LAO	Usma A. Malik	Senior Vice President	None
LAO	Chantal M. Manseau Guerdat	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Arran M. Maran	Regional Vice President	None
LAO	Seema Manek	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
CHO	James M. Mathenge	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Duane R. Mattson	Assistant Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Barnabas T. Mbigha	Senior Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Clinton S. McCurry	Regional Vice President	None

LAO	Jennifer L. McGrath	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Senior Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
LAO	Marin B. Meaney	Regional Vice President	None
IND	Melissa M. Meade	Assistant Vice President	None
LAO	Paulino Medina	Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Davina J. Merrell	Regional Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
SNO	Lauren A. Merriweather	Assistant Vice President	None
LAO	Conrad F. Metzger	Senior Vice President	None
LAO	Carl B. Meyer	Regional Vice President	None
LAO	Benjamin J. Miller	Vice President	None
LAO	Jennifer M. Miller	Vice President	None
LAO	Lauren D. Miller	Assistant Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
SNO	Christopher Moore	Assistant Vice President	None
IND	Jonathan L. Moran	Regional Vice President	None
LAO	Rex Morgan	Vice President	None
LAO	Nathaniel Morris	Regional Vice President	None
LAO	David H. Morrison	Vice President	None

LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stanley Moy	Assistant Vice President	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
LAOW	Ryan D. Murphy	Senior Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None
IND	Valynda J. Murray	Vice President	None
LAO	Zahid Nakhooda	Regional Vice President	None
IND	Kristen L. Nelson	Regional Vice President	None
LAO	Jon C. Nicolazzo	Senior Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Bradley D. Olalde	Assistant Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Senior Vice President	None
IND	Kevin G. Olson	Assistant Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
LAO	Cimber L. Nuessle	Assistant Vice President	None
LAO	Michael Orlando	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
NYO	Gregory H. Ortman	Senior Vice President	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Senior Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Jeffrey C. Paguirigan	Senior Vice President	None
NYO	Christine M. Papa	Assistant Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None

LAO	Ingrid S. Parl	Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
SNO	Adam P. Peach	Vice President	None
LAO	Robert J. Peche	Senior Vice President	None
LAO	Elena M. Peerson	Regional Vice President	None
IRV	Grace L. Pelczynski	Assistant Vice President	None
LAO	Sejal U. Penkar	Vice President	None
LAO	Harry A. Phinney	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Senior Vice President	None
LAO	Sally L. Picota De Holte	Regional Vice President	None
LAO	Keith A. Piken	Senior Vice President and Director	None
LAO	Jonathan T. Plance	Regional Vice President	None
SFO	Eugene Podkaminer	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Chloe E. Pollara	Vice President	None
LAO	Michael E. Pollgreen	Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Vice President	None
LAO	Ryan T. Price	Regional Vice President	None
LAOW	Colyar W. Pridgen	Vice President	None
LAO	Michelle L. Pullen	Vice President	None
LAO	Victoria M. Quach	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None

LAO	Sava S. Radakovich	Regional Vice President	None
LAO	Mary K. Radloff	Regional Vice President	None
LAO	Ryan E. Radtke	Senior Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rachel M. Ramos	Vice President	None
SNO	Eddie A. Rascon	Regional Vice President	None
LAO	Rene M. Reincke	Vice President, Treasurer and Director	None
LAO	Lesley P. Reinhart	Vice President	None
LAO	Michael D. Reynaert	Senior Vice President	None
LAO	Christopher J. Richardson	Senior Vice President	None
LAO	James Robelotto	Assistant Vice President	None
SNO	Stephanie A. Robichaud	Vice President	None
LAO	Jeffrey J. Robinson	Senior Vice President	None
LAO	Matthew M. Robinson	Senior Vice President	None
LAO	Jennifer R. Rocci	Regional Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Stephen Ross	Regional Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
IND	Jennah N. Ruddick	Assistant Vice President	None
LAO	Leah O. Ryan	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAOW	Erica Salvay	Vice President	None
LAO	Benjamin F. Samuels	Assistant Vice President	None
LAO	Michael C. Santangelo	Regional Vice President	None

LAO	Paul V. Santoro	Senior Vice President	None
LAO	David E. Saunders II	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Keith A. Saunders	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IND	Broderic C. Schoen	Assistant Vice President	None
LAO	Jackson T. Schuette	Regional Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Erin C. Sheehan	Regional Vice President	None
LAO	Puja V. Sheth	Assistant Vice President	None
LAO	Kelly S. Simon	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAOW	Anmol Sinha	Senior Vice President	None
SNO	Julia M. Sisente	Assistant Vice President	None
LAO	Melissa A. Sloane	Senior Vice President	None
LAO	Jason C. Smith	Regional Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
LAO	Stephanie L. Smolka	Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
SNO	Chadwick R. Solano	Assistant Vice President	None
LAO	Charles V. Sosa	Vice President	None
LAO	Alexander T. Sotiriou	Vice President	None
LAO	Steven J. Sperry	Assistant Vice President	None
LAO	Margaret V. Steinbach	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None

LAO	Andrew J. Strandquist	Senior Vice President	None
LAO	Allison M. Straub	Vice President	None
LAO	Valerie B. Stringer	Vice President	None
LAO	Jamie J. Suh	Assistant Vice President	None
LAO	John R. Sulzicki	Vice President	None
LAO	Jack Swigle	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Senior Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Mark D. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Senior Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Michael Trujillo	Vice President	None
CHO	Polina S. Tsybrovska	Assistant Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
IRV	Sean M. Tupy	Vice President	None
SNO	Corey W. Tyson	Regional Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Veronica Vasquez	Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Spilios Venetsanopoulos	Senior Vice President	None
LAO	J. David Viale	Senior Vice President	None

LAO	Austin J. Vierra	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Julie A. Vogel	Senior Vice President	None
IRV	Thu A. Vu	Assistant Vice President	None
LAO	Adam Waclawsky	Vice President	None
LAO	Jon N. Wainman	Vice President	None
LAO	Hudson Walker	Regional Vice President	None
ATO	Jason C. Wallace	Senior Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Justin N. Wang	Regional Vice President	None
IND	Kristen M. Weaver	Vice President	None
LAO	Timothy S. Wei	Vice President	None
LAO	Sheraton Welch	Regional Vice President	None
SNO	Gordon S. Wells	Regional Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Senior Vice President	None
LAO	Gregory D. Williams II	Assistant Vice President	None
LAO	Ashley L. Wilson	Regional Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Anthony J. Wingate	Vice President	None
LAO	Benjamin Wirtshafter	Senior Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Benjamin T. Wooden	Regional Vice President	None
LAO	Jennifer N. Woodward	Assistant Vice President	None

IND	Matthew A. Wooten	Assistant Vice President	None
LAO	Elizabeth D. Yakes	Assistant Vice President	None
NYO	Mila I. Yankova	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Lauren E. Zappia	Regional Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi H. Zhang	Assistant Vice President	None
NYO	Tanya Zolotarevskiy	Vice President, Capital Group Institutional Investment Services Division	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 18th Floor, Los Angeles, CA 90025
NYO	Business Address, 399 Park Avenue, 34th Floor, New York, NY 10022
SFO	Business Address, One Market Street, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 29th day of December, 2025.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Michael W. Stockton

(Michael W. Stockton, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 29, 2025, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Michael W. Stockton (Michael W. Stockton)	Executive Vice President

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Gregory F. Niland (Gregory F. Niland)	Treasurer

(3)	Trustees:
	Francisco G. Cigarroa*	Trustee
	Nariman Farvardin*	Trustee
	Jennifer C. Feikin*	Trustee
	Michael C. Gitlin*	Trustee
	Leslie Stone Heisz*	Trustee
	Mary Davis Holt*	Trustee
	Merit E. Janow*	Trustee
	Margaret Spellings*	Chair of the Board (Independent and Non-Executive)
	Alexandra Trower*	Trustee
	Paul S. Williams*	Trustee
*By: /s/ Courtney R. Taylor
(Courtney R. Taylor, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Timothy J. Moon

(Timothy J. Moon, Counsel)

POWER OF ATTORNEY

I, Francisco G. Cigarroa, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Antonio, Texas, on June 12, 2025.

(City, State)

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Jennifer C. Feikin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Equity ETF Trust I (File No.333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Jennifer C. Feikin

Jennifer C. Feikin, Board member

POWER OF ATTORNEY

I, Michael C. Gitlin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Michael C. Gitlin

Michael C. Gitlin, Board member

POWER OF ATTORNEY

I, Leslie Stone Heisz, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Equity ETF Trust I (File No.333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Leslie Stone Heisz

Leslie Stone Heisz, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds International Vantage Fund (Fund No. 333-233374, File No. 811-23467)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Emerging Markets Equities Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Alexandra Trower, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Alexandra Trower

Alexandra Trower, Board member

POWER OF ATTORNEY

I, Paul S. Williams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Paul S. Williams

Paul S. Williams, Board member